UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM N-PX

    ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT INVESTMENT
                                     COMPANY

 INVESTMENT COMPANY ACT FILE NUMBER:     811-5085

 NAME OF REGISTRANT:                     CAPITAL INCOME BUILDER, INC.



 ADDRESS OF PRINCIPAL EXECUTIVE OFFICES: 333 South Hope Street
                                         Los Angeles, CA 90071

 NAME AND ADDRESS OF AGENT FOR SERVICE:  Vincent P. Corti
                                         333 South Hope Street
                                         Los Angeles, CA 90071

 REGISTRANT'S TELEPHONE NUMBER:          213-486-9200

 DATE OF FISCAL YEAR END:                10/31

 DATE OF REPORTING PERIOD:               07/01/2004 - 06/30/2005


CIB
--------------------------------------------------------------------------------------------------------------------------
 AAREAL BANK AG, WIESBADEN                                                                   Agenda Number:  700711852
--------------------------------------------------------------------------------------------------------------------------
        Security:  D00379111
    Meeting Type:  OGM
    Meeting Date:  15-Jun-2005
          Ticker:
            ISIN:  DE0005408116
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and annual               Mgmt          For                            *
       report for the FY 2004 with the report of the
       Supervisory Board, the Group financial statements
       and the Group annual report

2.     Ratify the acts of the Board of Managing Directors        Mgmt          For                            *

3.     Ratify the acts of the Supervisory Board                  Mgmt          For                            *

4.     Appoint PwC Deutsche Revision AG, Frankfurt,              Mgmt          For                            *
       as the Auditors for FY 2005

5.     Authorize the Board of Managing Directors, with           Mgmt          For                            *
       the consent of the Supervisory Board, to increase
       the share capital by up to EUR 58,300,000 through
       the issue of new bearer shares against payment
       in cash or kind, on or before 14 JUN 2010;
       shareholders subscription rights may be excluded
       for a capital increase against cash payment
       up to 10% of the share capital if the new shares
       are issued at a price not materially below
       the market price of identical shares, for residual
       amounts, for the granting of such rights to
       bondholders, for the issue of employee shares
       of up to EUR 4,000,000, and for a capital increase
       against payment in kind

6.     Authorize the Company to acquire and sell own             Mgmt          For                            *
       shares, at prices not differing more than 10%
       from the market price of the shares, on or
       before 14 DEC 2006; the trading portfolio of
       shares to be acquired for such purpose shall
       not exceed 5% of the Company's share capital
       at the end of each day

7.     Authorize the Company to acquire own shares               Mgmt          For                            *
       of up to 10% of the share capital, at prices
       not differing more than 10% from the market
       price of the shares, on or before 14 DEC 2006;
       authorize the Board of Managing Directors to
       dispose of the shares in a manner other than
       the stock exchange or an offer to all shareholders
       if the shares are sold at a price not materially
       below their market price, to use the shares
       for acquisition purposes or for satisfying
       existing convertible or option rights, and
       to retire the shares

8.     Elect Mr. Manfred Behrens as a Member of the              Mgmt          For                            *
       Supervisory Board

9.     Approve to reduce the size of the Supervisory             Mgmt          For                            *
       Board from 21 Members to 12 Members as of 01
       JAN 2006 and the corresponding amendment to
       the Articles of Association

       PLEASE NOTE THAT THIS AGENDA IS NOW AVAILABLE             Non-Voting    No vote
       IN ENGLISH AND GERMAN. THANK YOU.

Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ABERTIS INFRAESTRUCTURAS SA, BARCELONA                                                      Agenda Number:  700665601
--------------------------------------------------------------------------------------------------------------------------
        Security:  E0003D111
    Meeting Type:  OGM
    Meeting Date:  11-Apr-2005
          Ticker:
            ISIN:  ES0111845014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the annual individual and             Mgmt          For                            *
       consolidated accounts and their respective
       management reports, the application of profits
       proposal and the management of the Board of
       Directors, all of the foregoing with reference
       to the year 2004

2.     Approve to increase the capital, to be debited            Mgmt          For                            *
       against reserves, and subsequent amend Article
       5 of the Articles of Association; approve the
       application for quotation; authorize the Board
       of Directors, who may delegate in turn to the
       Executive Committee or to the Chief Executive
       Officer, of the powers required to fix the
       terms of the increase where not specified by
       the law

3.     Appoint or confirmation of the Directors                  Mgmt          For                            *

4.     Appoint the financial Auditors for the Company            Mgmt          For                            *
       and its consolidated group

5.     Authorize the Board of Directors to carry out             Mgmt          For                            *
       the derivative acquisition of own shares, and
       to transfer them

6.     Authorize the Board of Directors, the Executive           Mgmt          For                            *
       Committee and the Chief Executive Officer the
       powers to decide the issue of bonds, debentures
       or similar securities not convertible into
       shares, for the amount and on the dates agreed
       by the general meeting, rendering void the
       previous delegation where it was not executed

7.     Grant authority for the public recording and              Mgmt          For                            *
       the execution of the above resolutions, doing
       such acts as may be necessary before its inscription
       in the registrar of Companies

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       12 APR 2005. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ABN AMRO HOLDING NV                                                                         Agenda Number:  700579432
--------------------------------------------------------------------------------------------------------------------------
        Security:  N0030P459
    Meeting Type:  EGM
    Meeting Date:  25-Aug-2004
          Ticker:
            ISIN:  NL0000301109
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 18 AUG 2004. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Approve the compliance with Dutch Corporate               Mgmt          For                            *
       Governance Code: issue of financing preference
       shares; conditional cancellation of the financing
       preference shares; and the amendment of the
       Articles of Association

2.     Amend the authorization granted to the Board              Mgmt          Against                        *
       of Management: A) to issue ordinary shares
       and convertible preference shares or to grant
       rights to take up such classes of shares; and
       B) to limit or exclude the pre-emptive rights

3.     Approve the cancellation of the listing of the            Mgmt          For                            *
       ABN Amro Holding N.V. Securities from the Singapore
       Exchange




--------------------------------------------------------------------------------------------------------------------------
 ABN AMRO HOLDING NV                                                                         Agenda Number:  700677997
--------------------------------------------------------------------------------------------------------------------------
        Security:  N0030P459
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2005
          Ticker:
            ISIN:  NL0000301109
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 21 APR 2005. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Approve the report of FY 2004                             Mgmt          For                            *

2.a    Approve the 2004 financial statements                     Mgmt          For                            *

2.b    Approve the policy on dividends and additions             Mgmt          For                            *
       to reserves and adopt the 2004 dividend

2.c    Gant discharge from liability to Management               Mgmt          For                            *
       Board for their Management conducted over
       2004

2.d    Grant discharge from liability to Supervisory             Mgmt          For                            *
       Board for their Supervision exercised over
       2004

3.     Approve the Managing Board Compensation Policy            Mgmt          For                            *

4.a    Appoint Mr. Robert F. Van Den Bergh to the Supervisory    Mgmt          For                            *
       Board

4.b    Appoint Mr. Anthony Ruys to the Supervisory               Mgmt          For                            *
       Board

5.a    Approve the Corporate Governance                          Mgmt          For                            *

5.b    Amend the Articles of Association in connection           Mgmt          For                            *
       with the implementation of the structure Act
       and the Dutch Corporate Governance Code

6.     Authorize the Managing Board to have the Company          Mgmt          For                            *
       acquire for a consideration shares in its own
       capital

7.a    Authorize the Managing Board to issue ordinary            Mgmt          For                            *
       shares, convertible preference shares and preference
       financing shares or to grant rights to take
       up such classes of shares

7.b    Authorize the Managing Board to restrict or               Mgmt          Against                        *
       exclude the pre-emptive rights granted to shareholders
       by law or Articles of Association

8.     Any other business                                        Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 ACCOR SA, COURCOURONNES                                                                     Agenda Number:  700671109
--------------------------------------------------------------------------------------------------------------------------
        Security:  F00189120
    Meeting Type:  OGM
    Meeting Date:  03-May-2005
          Ticker:
            ISIN:  FR0000120404
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

O.1    Receive the report of the Executive Committee,            Mgmt          For                            *
       the Supervisory Board s comments and the general
       report of the Statutory Auditors, approve the
       financial statements and the balance sheet
       for the year closed on 31 DEC 2004

O.2    Receive the reports of the Executive Committee,           Mgmt          For                            *
       the Statutory Auditors and the Supervisory
       Board s comments, approve the 2004 consolidated
       accounts

O.3    Receive the special report of the Auditors on             Mgmt          For                            *
       agreements governed by Article L.225-86 of
       the French Commercial Code, approve the said
       report and the agreements referred to therein

O.4    Approve that an amount of EUR 68,855,816.00               Mgmt          For                            *
       charged to the special reserve on long-term
       capital gains account will be transferred to
       the ordinary reserves account, to withdraw
       from the ordinary reserves the amount of the
       2.5% tax, calculated upon the special reserves
       on long-term capital gains, i.e. EUR 1,708,895.40
       to which are added EUR 330,982.10  corresponding
       to the 2.5% tax calculated upon the reserve
       legal quota formed by long-term capital gains
       , the total amount of this tax is of EUR 2,039,877.50;
       to allocate the profits for the 2004 FY: EUR
       221,466,906.96, to which are added the prior
       retained earnings: EUR 520,025,161.72, the
       non-paid dividend of the previous year: EUR
       1,605,167.55, the provisions for surplus withholding:
       EUR 3,971,240.80, distributable profits: EUR
       747,068,477.03, i.e. an amount of EUR 747,068,477.03
       which will be allotted as hereunder: to the
       legal reserve: EUR 396,413.38, to the global
       dividend: EUR 268,723,661.70, to the carry
       forward account: EUR 477,948,401.95; the shareholders
       will receive a net dividend of EUR 1.30 per
       share, eligible for the 50% allowance, it will
       be paid on 17 MAY 2005

O.5    Approve to renew the term of office of Mr. Renaud         Mgmt          For                            *
       d  Elissagaray as Member of the Supervisory
       Board for a period, if the Resolution Number
       25 is adopted, of 4 years

O.6    Approve to renew the term of office of Mr. Franck         Mgmt          For                            *
       Riboud as a Member of the Supervisory Board
       for a period, if the Resolution Number 25 is
       adopted, of 4 years

O.7    Appoint Mr. Paul Dubrule as a Member of the               Mgmt          For                            *
       Supervisory Board for a period, if the Resolution
       Number 25 is adopted, of 4 years

O.8    Appoint Mr. Thomas J. Barrack as a Member of              Mgmt          For                            *
       the Supervisory Board for a period of 4 years,
       if the Resolution Number 25 is adopted and
       under the suspensive condition of the achievement
       of the transactions aimed by the Resolutions
       Number 13 and 14

O.9    Appoint Mr. Sebastien Bazin as a Member of the            Mgmt          For                            *
       Supervisory Board for a period of 4 years,
       if the Resolution Number 25 is adopted and
       under the suspensive condition of the achievement
       of the transactions aimed by the Resolutions
       Number13 and 14

O.10   Appoint Mr. Dominique Marcel as a Member of               Mgmt          For                            *
       the Supervisory Board for a period, if the
       Resolution Number 25 is adopted, of 4 years

O.11   Approve to award total annual fees of EUR 305,000.00      Mgmt          For                            *
       to the Members of the Supervisory Board

O.12   Authorize the Executive Committee to trade in             Mgmt          Against                        *
       the Company s shares on the stock market, as
       per the following conditions: maximum purchase
       price: EUR 50.00, minimum sale price: EUR 30.00,
       maximum number of shares that may be acquired:
       19,000,000 shares  maximum number of shares
       which could be issued according the present
       resolution and corresponding to a maximum amount
       of EUR 950,000,000.00 ;  Authority expires
       at the end of 18 months , it cancels and replaces
       the authorization set forth in Resolution Number
       7 and given by the CGM of 04 MAY 2004; authorize
       the Executive Committee to take all necessary
       measures and accomplish all necessary formalities

O.13   Approve, to proceed in one transaction , with             Mgmt          For                            *
       the issue of 116,279 bonds  the convertible
       bonds  of a nominal amount of EUR 4,300.00
       i.e. a total amount of EUR: 499,999,700.00
       with a ratio of exchange of 100 new shares
       of the Company  with a nominal value of EUR
       3.00  for each one of the convertible bond
       and, this if the Resolution Number 14 is adopted;
       the convertible bonds will have to be subscribed
       and to be fully paid-up in cash at the latest
       on 31 MAY 2005; authorize the increase of the
       share capital by a maximum nominal amount of
       EUR 34,883,700.00 and the issue of the shares
       resulting from the conversion of the convertible
       bonds, this amount corresponding to the issue
       of a maximum of 11,267,900 new shares, this
       increase shall not count against the overall
       value set forth in Resolution Number 17 and
       Number 22; this capital increase is realized
       with waiver of shareholders  pre-emptive rights
       in favor of Collife S.A.R.L

O.14   Approve to proceed with the issue of 128,205              Mgmt          For                            *
       bonds  the redeemable bonds  of a nominal amount
       of EUR 3,900.00  i.e. a total amount of EUR
       499,999,500.00  with a ratio of exchange of
       100 new shares of the Company  with a nominal
       value of EUR 3.00 , for each one of the redeemable
       bond; the redeemable bonds will have to be
       subscribed and to be fully paid-up in cash
       at the latest on 31 MAY 2006; authorize the
       increase of share capital by a maximum nominal
       amount of EUR 38,461,500.00 and the issue of
       the shares resulting from the redemption of
       redeemable bonds, this amounts corresponds
       to the issue of a maximum of 12,820,500 new
       shares, this increase shall not count against
       the overall value set forth in Resolution Number
       17 and Number 22; this increase is realized
       with the waiver of shareholders  pre-emptive
       rights in favor of Collife S.A.R.L

O.15   Authorize the Executive Committee to reduce               Mgmt          For                            *
       the share capital by cancelling the shares
       held by the Company in connection with a Stock
       Repurchase Plan  authorization given in Resolution
       Number 12  and, or any other authorization
       of the same kind, in 24 months not exceeding
       10% of the capital;  Authority expires at the
       end of 18 months ; authorize the Executive
       Committee to take all necessary measures and
       accomplish all necessary formalities; it cancels
       and replaces the delegation set forth in Resolution
       Number 8 and given by the CGM of 04 MAY 2004

O.16   Authorize the Executive Committee, to increase            Mgmt          For                            *
       in one or more transactions, in France or abroad,
       the share capital by a maximum nominal amount
       of EUR 100,000,000.00, with waiver of shareholders
       pre-emptive rights, by way of issuing shares
       and securities giving access to the Company
       s shares or of a Company from which it owns
       more than half of the capital or giving right
       to the allotment of equity securities; not
       exceeding a nominal value of EUR 1,000,000,000.00;
       Authority expires at the end 26 of months
       ; it cancels and replaces the delegation set
       forth in Resolution Number 10 and given by
       the CGM of 04 MAY 2004; authorize the Executive
       Committee to take all necessary measures and
       accomplish all necessary formalities

O.17   Authorize the Executive Committee, to increase            Mgmt          Against                        *
       in one or more transactions, in France or abroad,
       the share capital by a maximum nominal amount
       of EUR 200,000,000.00, with shareholders  preferential
       subscription rights maintained, by way of issuing
       shares and securities giving access to the
       Company s shares or of a Company from which
       it owned more than half of the capital or giving
       right to the allotment of equity securities;
       not exceeding a nominal value of EUR 2,000,000,000.00;
       Authority expires at the end 26 of months
       ; it cancels, effective immediately, the delegation
       set forth in Resolution Number 9 and given
       by the CGM of 04 MAY 2004; authorize the Executive
       Committee to take all necessary measures and
       accomplish all necessary formalities

O.18   Authorize the Executive Committee to increase             Mgmt          Abstain                        *
       the share capital, within the limit of 10%
       of the capital, in consideration for the contributions
       in kind granted to the Company and comprised
       of equity securities giving access to the share
       capital;  Authority expires at the end 26 of
       months ; authorize the Executive Committee
       to take all necessary measures and accomplish
       all necessary formalities

O.19   Authorize the Executive Committee to increase,            Mgmt          Against                        *
       within the limit of the global ceiling set
       by the Resolution Number 23, the number of
       securities to be issued in the event of a capital
       increase, within the limit of 15% of the initial
       issue foreseen by the laws and regulations
       in force;  Authority expires at the end 26
       of months

e.20   Authorize the Executive Committee to increase             Mgmt          For                            *
       the share capital, in one or more transactions
       and at its sole discretion, by a maximum nominal
       amount of EUR 200,000,000.00, by way of capitalizing
       retained earnings, income, premiums or others,
       or by a capital increase to be released in
       cash according the Resolutions Numbers 16 and
       17 to be carried out through the issue of bonus
       shares or the raise of the par value of the
       existing shares, or by utilizing all or some
       of these methods;  Authority expires at the
       end 26 of months ; authorize the Executive
       Committee to take all necessary measures and
       accomplish all necessary formalities

O.21   Approve, as a consequence of the adoption of              Mgmt          Against                        *
       the Resolutions Numbers 16, 17, 18, 19 and
       20, to set to EUR 300,000,000.00 the nominal
       maximum amount of the capital increases which
       can be issued according to the authorizations
       granted by the Resolutions here-above mentioned

O.22   Authorize the Executive Committee, to increase            Mgmt          For                            *
       in one or more transactions, at its sole discretion,
       in favor of the Company s employees who are
       Members of the Company Savings Plan, by way
       of issuing shares and, or any other securities
       giving access to the capital, by allotting
       fully paid-up shares or other securities giving
       access to the capital within the limits foreseen
       by Article L.443-5 of the French Labour Code;
       Authority expires at the end 26 of months
       ; for an amount not exceeding 2% of the share
       capital; it cancels and replaces the delegation
       set forth in Resolution Number 13 and given
       by the CGM of 04 MAY 2004; authorize the Executive
       Committee to take all necessary measures and
       accomplish all necessary formalities

O.23   Authorize the Executive Committee to proceed              Mgmt          Against                        *
       with allocations free or charge of Company
       s existing ordinary shares or to be issued,
       in favor of the employees of Officers representing
       not more that 8% of the share capital;  Authority
       expires at the end 14 of months ; authorize
       the Executive Directors to take all necessary
       measures and accomplish all necessary formalities

O.24   Approve to bring the various Articles of Association      Mgmt          For                            *
       Numbers 1, 9,12 and 15 into conformity with
       the current legal and regulatory requirements,
       with particular reference to the French Order
       Number 2004-604 of 24 JUN 2004 ratified by
       the French law referring to right simplification

O.25   Amend the Articles of Association Number 16               Mgmt          For                            *
       term of office or a Member of the Supervisory
       Board: 4 years instead of 6 years

o.26   Grant all powers to the bearer of a copy or               Mgmt          For                            *
       general meeting proxy services

       PLEASE NOTE THAT THE MEETING HELD ON 25 APR               Non-Voting    No vote
       2005 HAS BEEN POSTPONED AND THAT THE SECOND
       CONVOCATION WILL BE HELD ON 03 MAY 2005. PLEASE
       ALSO NOTE THE NEW CUTOFF DATE. IF YOU HAVE
       ALREADY SENT YOUR VOTES, PLEASE DO NOT RETURN
       THIS PROXY FORM UNLESS YOU DECIDE TO AMEND
       YOUR ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ADVANCED INFO SERVICE PUBLIC CO LTD                                                         Agenda Number:  700645736
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0014U183
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2005
          Ticker:
            ISIN:  TH0268010Z11
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the matters to be inform                          Mgmt          For                            *

2.     Approve to certify the minutes of the AGM of              Mgmt          For                            *
       2004 held on 23 APR 2004

3.     Approve to certify the results of operation               Mgmt          For                            *
       for the year 2004

4.     Approve the balance sheet, statement of income            Mgmt          For                            *
       and statement of cash flow for the year 2004
       ended 31 DEC 2004

5.     Appoint the Company s Auditors and approve to             Mgmt          For                            *
       determine the Auditors  remuneration for the
       YE 2005

6.     Approve the dividend payment to the shareholders          Mgmt          For                            *
       for the FY 2004

7.     Appoint the Directors and approve to determine            Mgmt          For                            *
       the Directors  remuneration for 2005

8.     Approve the issuance and offering of warrants             Mgmt          For                            *
       of 9,794,800 units to purchase the Company
       s ordinary shares to Directors and employees
       of the Company (ESOP Grant IV)

9.     Approve the allocation of 9,794,800 new ordinary          Mgmt          For                            *
       shares at par value of THB 1 each in order
       to reserve for the exercise of warrants under
       the ESOP Grant IV

10.    Approve the allocation of warrants to Directors           Mgmt          Against                        *
       and employees who are eligible for the warrants
       exceeding 5% of the ESOP Grant IV

11.    Approve the allotment of 620,000 additional               Mgmt          For                            *
       ordinary shares, at par value of THB 1 each,
       reserved for exercising the right in pursuance
       with the ESOP Grant 1, 2 and 3 due to the entering
       into terms and conditions of the prospectus

12.    Other matters                                             Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 AKZO NOBEL NV (FORMERLY AKZO NV ARNHEM)                                                     Agenda Number:  700669825
--------------------------------------------------------------------------------------------------------------------------
        Security:  N01803100
    Meeting Type:  OGM
    Meeting Date:  21-Apr-2005
          Ticker:
            ISIN:  NL0000009132
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 14 APR 2005. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Opening                                                   Non-Voting    No vote

2.     Approve the report of the Board of Management             Non-Voting    No vote
       for the year 2004

3.A    Adopt the 2004 financial statments                        Mgmt          For                            *

3.B    Approve the reservation and the dividend policy           Non-Voting    No vote

3.C    Adopt the dividend proposal                               Mgmt          For                            *

4.A    Grant discharge to the Board of Management from           Mgmt          For                            *
       liability for 2004

4.B    Grant discharge to the Supervisory Board from             Mgmt          For                            *
       liability for 2004

5.     Approve the number of Members of the Board of             Mgmt          For                            *
       Management at 4

6.1    Appoint Mr. M.A. Van Den Bergh to the Supervisory         Mgmt          For                            *
       Board

6.2    Re-appoint Mr. A.E. Cohen to the Supervisory              Mgmt          For                            *
       Board

7.     Approve the Corporate Governance                          Non-Voting    No vote

8.A    Approve the remuneration policy for the Board             Mgmt          For                            *
       of Management

8.B    Approve the performance-related share plan for            Mgmt          Abstain                        *
       Executives

8.C    Approve to revise performance-related option              Mgmt          Abstain                        *
       plan for Executives

9.     Amend the Articles of Association                         Mgmt          For                            *

10.A   Authorize the Board of Management to issue shares         Mgmt          For                            *

10.B   Authorize the Board of Management to restrict             Mgmt          Against                        *
       or exclude pre-emptive rights

11.    Authorize the Board of Management to acquire              Mgmt          Abstain                        *
       shares of the Company

       Any other business                                        Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ALTADIS SA                                                                                  Agenda Number:  700744774
--------------------------------------------------------------------------------------------------------------------------
        Security:  E0432C106
    Meeting Type:  OGM
    Meeting Date:  28-Jun-2005
          Ticker:
            ISIN:  ES0177040013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE BE ADVISED THAT ADDITIONAL INFORMATION             Non-Voting    No vote
       CONCERNING ALTADIS, S.A. CAN ALSO BE VIEWED
       ON THE COMPANY S WEBSITE: http://www.altadis.com/en/index01.html

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       29 JUN. SUBSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Examination and approval, if appropriate, of              Mgmt          For                            *
       the Annual Accounts (Balance Sheet, Profit
       and Loss Statement and Notes to the financial
       statements) and Management Report, as well
       as the Management effected by the Board of
       Directors of ALTADIS, S.A. and its consolidated
       group for the 2004 financial year, and the
       proposal for allocation of profits and the
       distribution of dividends.

2.     Determination of the number of members of the             Mgmt          For                            *
       Board of Directors, and ratification and re-election
       of Directors.

3.     Appointment or re-election of the Accounts Auditor        Mgmt          For                            *
       for ALTADIS, S.A. and its consolidated group
       for the 2005 financial year.

4.     Modification of Articles 31 (Membership and               Mgmt          For                            *
       Election of Members of Board of Directors),
       35 (Meetings and Calling of the Board of Directors),
       36 (Quorum and Adoption of Resolutions), 37
       (Proxies to Attend Board Meetings), 41 (Membership
       of the Executive Committee), 42 (Meetings and
       Calling of the Executive Committee), 44 (Setting-up
       of the Strategy, Ethical and Good Governance
       Committee), formulation of Chapter Four (on
       the Chairman of the Board of Directors, the
       Chairman of the Executive Committee and Chief
       Executive Officer and the Secretary), 45 (Chairman
       and Vice-Chairmen of the Board of Directors)
       and 46 (Creation of the post of Chief Executive
       Officer and Chairman of the Executive Committee)
       of the Company By-laws.

5.     Reduction of company share capital through the            Mgmt          For                            *
       redemption of own shares, thus amending the
       wording of the article of the Company By-laws
       that refers to share capital.

6.     Authorisation to the Board of Directors for               Mgmt          For                            *
       the acquisition of own shares, either directly
       or through Group affiliates, within the legal
       limits and requirements, for a maximum term
       of eighteen months, rendering null and void
       the unused portion of the authorisation granted
       by the General Shareholders  Meeting of 15
       June 2004, as well as authorisation for their
       sale and/or the application of the remuneration
       systems envisaged in Article 75 of the Joint
       Stock Companies Act.

7.     Authorisation to the Board of Directors to issue          Mgmt          Against                        *
       on one or more occasions, nonconvertible debentures,
       bonds and other securities and effects that
       serve to create or recognise debt, in the legally
       established terms, periods and conditions,
       rendering null and void the unused previous
       authorisation granted by the General Shareholders
       Meeting.

8.     Establishment of a remuneration plan for Directors,       Mgmt          For                            *
       management and employees, comprising the delivery
       of shares in the Company, empowering the Board
       of Directors to carry out its application,
       execution and development.

9.     Delegation of power to formalise, interpret,              Mgmt          For                            *
       correct, register and execute the resolutions
       adopted by the General Shareholders  Meeting.




--------------------------------------------------------------------------------------------------------------------------
 ALTRIA GROUP, INC.                                                                          Agenda Number:  932270286
--------------------------------------------------------------------------------------------------------------------------
        Security:  02209S103
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2005
          Ticker:  MO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ELIZABETH E. BAILEY                                       Mgmt          For                            For
       HAROLD BROWN                                              Mgmt          For                            For
       MATHIS CABIALLAVETTA                                      Mgmt          For                            For
       LOUIS C. CAMILLERI                                        Mgmt          For                            For
       J. DUDLEY FISHBURN                                        Mgmt          For                            For
       ROBERT E. R. HUNTLEY                                      Mgmt          For                            For
       THOMAS W. JONES                                           Mgmt          For                            For
       GEORGE MUNOZ                                              Mgmt          For                            For
       LUCIO A. NOTO                                             Mgmt          For                            For
       JOHN S. REED                                              Mgmt          For                            For
       CARLOS SLIM HELU                                          Mgmt          For                            For
       STEPHEN M. WOLF                                           Mgmt          For                            For

02     2005 PERFORMANCE INCENTIVE PLAN                           Mgmt          For                            For

03     2005 STOCK COMPENSATION PLAN FOR NON-EMPLOYEE             Mgmt          For                            For
       DIRECTORS

04     RATIFICATION OF THE SELECTION OF INDEPENDENT              Mgmt          For                            For
       AUDITORS

05     STOCKHOLDER PROPOSAL NO. 1 REQUESTING ELIMINATION         Shr           Against                        For
       OF ANIMAL TESTING FOR TOBACCO PRODUCTS

06     STOCKHOLDER PROPOSAL NO. 2 REQUESTING WAYS TO             Shr           Against                        For
       MORE ADEQUATELY WARN PREGNANT WOMEN

07     STOCKHOLDER PROPOSAL NO. 3 SEEKING TO CEASE               Shr           Against                        For
       PROMOTING  LIGHT  AND  ULTRA LIGHT  BRANDS

08     STOCKHOLDER PROPOSAL NO. 4 SEEKING TO EXTEND              Shr           Against                        For
       NEW YORK FIRE-SAFE PRODUCTS NATIONALLY




--------------------------------------------------------------------------------------------------------------------------
 AMB PROPERTY CORPORATION                                                                    Agenda Number:  932293400
--------------------------------------------------------------------------------------------------------------------------
        Security:  00163T109
    Meeting Type:  Annual
    Meeting Date:  12-May-2005
          Ticker:  AMB
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       HAMID R. MOGHADAM                                         Mgmt          For                            For
       W. BLAKE BAIRD                                            Mgmt          For                            For
       T. ROBERT BURKE                                           Mgmt          For                            For
       DAVID A. COLE                                             Mgmt          For                            For
       LYDIA H. KENNARD                                          Mgmt          For                            For
       J. MICHAEL LOSH                                           Mgmt          For                            For
       FREDERICK W. REID                                         Mgmt          For                            For
       JEFFREY L. SKELTON                                        Mgmt          For                            For
       THOMAS W. TUSHER                                          Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS   Mgmt          For                            For
       LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM OF AMB PROPERTY CORPORATION FOR THE FISCAL
       YEAR ENDING DECEMBER 31, 2005.




--------------------------------------------------------------------------------------------------------------------------
 AMEREN CORPORATION                                                                          Agenda Number:  932277090
--------------------------------------------------------------------------------------------------------------------------
        Security:  023608102
    Meeting Type:  Annual
    Meeting Date:  26-Apr-2005
          Ticker:  AEE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       SUSAN S. ELLIOTT                                          Mgmt          For                            For
       GAYLE P.W. JACKSON                                        Mgmt          For                            For
       JAMES C. JOHNSON                                          Mgmt          For                            For
       RICHARD A. LIDDY                                          Mgmt          For                            For
       GORDON R. LOHMAN                                          Mgmt          For                            For
       RICHARD A. LUMPKIN                                        Mgmt          For                            For
       PAUL L. MILLER, JR.                                       Mgmt          For                            For
       CHARLES W. MUELLER                                        Mgmt          For                            For
       DOUGLAS R. OBERHELMAN                                     Mgmt          For                            For
       GARY L. RAINWATER                                         Mgmt          For                            For
       HARVEY SALIGMAN                                           Mgmt          For                            For
       PATRICK T. STOKES                                         Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.      Mgmt          For                            For

03     REPORT ON STORAGE OF IRRADIATED FUEL RODS AT              Shr           Against                        For
       CALLAWAY PLANT.

04     INDEPENDENT DIRECTOR AS CHAIRMAN OF THE BOARD.            Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 AMSOUTH BANCORPORATION                                                                      Agenda Number:  932274436
--------------------------------------------------------------------------------------------------------------------------
        Security:  032165102
    Meeting Type:  Annual
    Meeting Date:  21-Apr-2005
          Ticker:  ASO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       E.W. DEAVENPORT, JR.                                      Mgmt          For                            For
       JAMES R. MALONE                                           Mgmt          For                            For
       RONALD L. KUEHN, JR.                                      Mgmt          For                            For

02     RATIFICATION OF ERNST & YOUNG, LLP AS INDEPENDENT         Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM.

03     TO APPROVE THE SHAREHOLDER PROPOSAL RELATING              Shr           Against                        For
       TO POLITICAL CONTRIBUTIONS.




--------------------------------------------------------------------------------------------------------------------------
 ANGLOGOLD ASHANTI LTD                                                                       Agenda Number:  700676452
--------------------------------------------------------------------------------------------------------------------------
        Security:  S04255196
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2005
          Ticker:
            ISIN:  ZAE000043485
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.O.1  Receive and adopt the consolidated audited annual         Mgmt          For                            *
       financial statements of the Company and its
       subsidiaries, incorporating the Auditors and
       Directors reports for the YE 31 DEC 2004

2.O.2  Re-elect Mr. C.B. Brayshaw as a Director of               Mgmt          For                            *
       the Company, who retires in terms of the Article
       of Association

3.O.3  Re-elect Mr. A.W. Lea as a Director of the Company,       Mgmt          For                            *
       who retires in terms of the Article of Association

4.O.4  Re-elect Mr. W.A. Nairn as a Director of the              Mgmt          For                            *
       Company, who retires in terms of the Article
       of Association

5.O.5  Re-elect Mr. K.H. Williams as a Director of               Mgmt          For                            *
       the Company, who retires in terms of the Article
       of Association

6.O.6  Elect Dr. S.E. Jonah as a Director of the Company,        Mgmt          For                            *
       who retires in terms of Article 92 of the
       Articles of Association

7.O.7  Elect Mr. S.R. Thompson as a Director of the              Mgmt          For                            *
       Company, who retires in terms of Article 92
       of the Articles of Association

8.O.8  Elect Mr. P.L. Zim as a Director of the Company,          Mgmt          For                            *
       who retires in terms of Article 92 of the Articles
       of Association

9.O.9  Authorize the Directors of the Company to allot           Mgmt          For                            *
       and issue up to 10% of the authorized but unissued
       ordinary shares of ZAR 0.25 each in the share
       capital of the Company

10O10  Authorize the Directors to allot and issue the            Mgmt          For                            *
       authorized but unissued ordinary shares of
       ZAR 0.25 each, for cash, in the share capital
       of the Company which were placed under the
       control of the Directors

11.S1  Authorize the Directors of the Company for the            Mgmt          For                            *
       acquisition of the Company s shares by the
       Company and any of its subsidiaries

12O11  Approve and adopt the AngloGold Ashanti Limited           Mgmt          Abstain                        *
       Long-Term Incentive Plan 2005  the LTIP  and
       authorize the Directors to do all acts and
       things which they consider necessary or desirable
       to implement the LTIP

13O12  Approve and adopt the AngloGold Ashanti Limited           Mgmt          Abstain                        *
       Bonus Share Plan 2005  the BSP  and authorize
       the Directors to do all acts and things which
       they consider necessary or desirable to implement
       the BSP

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO THE            Non-Voting    No vote
       RECEIPT OF RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ANTHRACITE CAPITAL, INC.                                                                    Agenda Number:  932319242
--------------------------------------------------------------------------------------------------------------------------
        Security:  037023108
    Meeting Type:  Annual
    Meeting Date:  24-May-2005
          Ticker:  AHR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       HUGH R. FRATER                                            Mgmt          For                            For
       JEFFREY C. KEIL                                           Mgmt          For                            For

02     PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE            Mgmt          For                            For
       & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE
       FISCAL YEAR ENDING DECEMBER 31, 2005.




--------------------------------------------------------------------------------------------------------------------------
 APARTMENT INVESTMENT AND MANAGEMENT                                                         Agenda Number:  932295202
--------------------------------------------------------------------------------------------------------------------------
        Security:  03748R101
    Meeting Type:  Annual
    Meeting Date:  29-Apr-2005
          Ticker:  AIV
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       TERRY CONSIDINE                                           Mgmt          For                            For
       JAMES N. BAILEY                                           Mgmt          For                            For
       RICHARD S. ELLWOOD                                        Mgmt          For                            For
       J. LANDIS MARTIN                                          Mgmt          For                            For
       THOMAS L. RHODES                                          Mgmt          For                            For
       MICHAEL A. STEIN                                          Mgmt          For                            For

02     TO RATIFY THE SELECTION OF ERNST & YOUNG LLP              Mgmt          For                            For
       TO SERVE AS THE INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR AIMCO FOR THE FISCAL YEAR
       ENDING DECEMBER 31, 2005.

03     TO APPROVE THE SALE OF UP TO 5,000 HIGH PERFORMANCE       Mgmt          For                            For
       UNITS.




--------------------------------------------------------------------------------------------------------------------------
 ARCHSTONE-SMITH TRUST                                                                       Agenda Number:  932281936
--------------------------------------------------------------------------------------------------------------------------
        Security:  039583109
    Meeting Type:  Annual
    Meeting Date:  04-May-2005
          Ticker:  ASN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAMES A. CARDWELL                                         Mgmt          For                            For
       ROBERT P. KOGOD                                           Mgmt          For                            For
       JAMES H. POLK, III                                        Mgmt          For                            For

02     AMENDMENT OF THE DECLARATION OF TRUST OF ARCHSTONE-SMITH  Mgmt          For                            For
       TO ELIMINATE THE CLASSIFICATION OF TRUSTEES.

03     RATIFICATION OF APPOINTMENT OF KPMG LLP AS AUDITORS       Mgmt          For                            For
       FOR THE CURRENT FISCAL YEAR.




--------------------------------------------------------------------------------------------------------------------------
 ARTHUR J. GALLAGHER & CO.                                                                   Agenda Number:  932308821
--------------------------------------------------------------------------------------------------------------------------
        Security:  363576109
    Meeting Type:  Annual
    Meeting Date:  17-May-2005
          Ticker:  AJG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       GARY P. COUGHLAN                                          Mgmt          For                            For
       ELBERT O. HAND                                            Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          For                            For
       LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM OF THE COMPANY FOR 2005.

03     APPROVAL OF THE ARTHUR J. GALLAGHER & CO. SENIOR          Mgmt          For                            For
       MANAGEMENT INCENTIVE PLAN.

04     APPROVAL OF THE ARTHUR J. GALLAGHER & CO. 2005            Mgmt          Against                        Against
       LONG-TERM INCENTIVE PLAN.




--------------------------------------------------------------------------------------------------------------------------
 ASCENDAS REAL ESTATE INVESTMENT TRUST                                                       Agenda Number:  700601885
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0205X103
    Meeting Type:  EGM
    Meeting Date:  02-Nov-2004
          Ticker:
            ISIN:  SG1M77906915
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, a) subject to and contingent upon the            Mgmt          For                            *
       passing of Resolution 5, the acquisition of
       the whole of Pte Lot A20639 together with the
       property erected thereon as well as the plant
       and equipment relating thereto (Infineon Building)
       by A-REIT from Ascendas Land (Singapore) Pte
       Ltd (Ascendas) for an aggregate consideration
       of SGD 50.9 million (Infineon Acquisition),
       on the terms and conditions as specified, made
       between HSBC Institutional Trust Services (Singapore)
       Ltd (as trustee of AREIT) (Trustee) and Ascendas),
       and for payment of all fees and expenses relating
       to the Infineon Acquisition as specified, issued
       by Ascendas-MGM Funds Management Limited (as
       Manager of A-REIT) (Manager) to unitholders
       of A-REIT); and b) the Manager, any Director
       of the Manager and the Trustee be severally
       authorized to complete and do all such acts
       and things (including executing all such documents
       as may be required) as the Manager, such Director
       of the Manager or, as the case may be, the
       Trustee may consider expedient or necessary
       or in the interests of A-REIT to give effect
       to the Infineon Acquisition

E.2    Approve, a) subject to and contingent upon the            Mgmt          For                            *
       passing of Resolutions 1 and 7, for the purposes
       of Clause 5.2.6 of the Trust Deed constituting
       A-REIT (Trust Deed), for A-REIT to offer and
       issue such number of Infineon consideration
       units as specified, to Ascendas at the issue
       price as specified, as would be required to
       satisfy the relevant Infineon purchase price
       amount as specified; and b) the Manager, any
       Director of the Manager and the Trustee be
       severally authorized to complete and do all
       such acts and things (including executing all
       such documents as may be required) as the Manager,
       such Director of the Manager or, as the case
       may be, the Trustee may consider expedient
       or necessary or in the interests of A-REIT
       to give effect to the issue of the Infineon
       consideration units

3.     Approve, a) subject to and contingent upon the            Mgmt          For                            *
       passing of Resolution 5, for the acquisition
       of the whole of Lot 13100W Mukim 18 together
       with the property erected thereon as well as
       the plant and equipment relating thereto (Techpoint)
       by A-REIT from Ascendas for an aggregate consideration
       of SGD 75.0 million (Techpoint Acquisition),
       on the terms and conditions as specified, made
       between the Trustee (Trustee of A-REIT) and
       Ascendas, and for payment of all fees and expenses
       relating to the Techpoint Acquisition; and
       b) the Manager, any Director of the Manager
       and the Trustee be severally authorized to
       complete and do all such acts and things (including
       executing all such documents as may be required)
       as the Manager, such Director of the Manager
       or, as the case may be, the Trustee may consider
       expedient or necessary or in the interests
       of A-REIT to give effect to the Techpoint Acquisition

E.4    Approve, a) subject to and contingent upon the            Mgmt          For                            *
       passing of Resolutions 3 and 7, for the purposes
       of Clause 5.2.6 of the Trust Deed for AREIT
       to offer and issue such number of Techpoint
       consideration units as specified, to Ascendas
       at the issue price as would be required to
       satisfy the relevant Techpoint purchase price
       amount as specified; and b) the Manager, any
       Director of the Manager and the Trustee be
       severally authorized to complete and do all
       such acts and things (including executing all
       such documents as may be required) as the Manager,
       such Director of the Manager or, as the case
       may be, the Trustee may consider expedient
       or necessary or in the interests of A-REIT
       to give effect to the issue of the Techpoint
       consideration units

E.5    Approve, a) for the purposes of Clause 5.2.6              Mgmt          Abstain                        *
       of the Trust Deed for A-REIT to issue and offer
       such number of new units in A-REIT (units)
       as would be required to raise up to SGD 400.0
       million in gross proceeds (the equity fund
       raising); and a) the Manager, any Director
       of the Manager and the Trustee be severally
       authorized to complete and do all such acts
       and things (including executing all such documents
       as may be required) as the Manager, such Director
       of the Manager or, as the case may be, the
       Trustee may consider expedient or necessary
       or in the interests of A-REIT to give effect
       to the equity fund raising

6.     Approve, a) subject to and contingent upon the            Mgmt          For                            *
       passing of Resolution 5, for the placement
       at the issue price of up to such number of
       new units under the private placement tranche
       of the equity fund raising to MGM Singapore
       Pte. Ltd. as would be required to maintain
       its unitholdings at its preplacement level
       (in percentage terms) as at the latest practicable
       date as specified; and b) the Manager, any
       Director of the Manager and the Trustee be
       severally authorized to complete and do all
       such acts and things (including executing all
       such documents as may be required) as the Manager,
       such Director of the Manager or, as the case
       may be, the Trustee may consider expedient
       or necessary or in the interests of A-REIT
       to give effect to such placement of new units
       to MGM Singapore Pte. Ltd

E.7    Approve, a) to amend Clause 5.2.5 of the Trust            Mgmt          For                            *
       Deed with the issue price supplement as specified;
       and b) the Manager, any Director of the Manager
       and the Trustee be severally authorized to
       complete and do all such acts and things (including
       executing all such documents as may be required)
       as the Manager, such Director of the Manager
       or, as the case may be, the Trustee may consider
       expedient or necessary or in the interests
       of A-REIT to give effect to the issue price
       supplement

E.8    Approve, a) to amend Clauses 1.1, 15.1.1 and              Mgmt          For                            *
       15.1.2 of the Trust Deed with the management
       fee supplement as specified; and b) the Manager,
       any Director of the Manager and the Trustee
       be severally authorized to complete and do
       all such acts and things (including executing
       all such documents as may be required) as the
       Manager, such Director of the Manager or, as
       the case may be, the Trustee may consider expedient
       or necessary or in the interests of A-REIT
       to give effect to the management fee supplement

E.9    Approve and ratify, a) the earlier placement,             Mgmt          For                            *
       and the general mandate as specified, be refreshed
       so that A-REIT may issue, at any time before
       the end of the current FY 31 MAR 2005, such
       number of new units which, together with any
       units issued to the Manager in payment of its
       base fee and/or performance fee as specified,
       but excluding the units issued under the earlier
       placement, the new units to be issued under
       the equity fund raising and the consideration
       units as specified, would not in value exceed
       10.0% of the value of AREIT s deposited property
       as specified, at the relevant time or 20.0%
       of the outstanding units at the relevant time,
       whichever threshold is lower; and b) the Manager,
       any Director of the Manager and the Trustee
       be severally authorized to complete and do
       all such acts and things (including executing
       all such documents as may be required) as the
       Manager, such Director of the Manager or, as
       the case may be, the Trustee may consider expedient
       or necessary or in the interests of A-REIT
       to give effect to the ratification of the earlier
       placement and the refreshment of the general
       mandate




--------------------------------------------------------------------------------------------------------------------------
 AT&T CORP.                                                                                  Agenda Number:  932363411
--------------------------------------------------------------------------------------------------------------------------
        Security:  001957505
    Meeting Type:  Annual
    Meeting Date:  30-Jun-2005
          Ticker:  T
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ADOPT THE MERGER AGREEMENT AMONG SBC, AT&T AND            Mgmt          For                            For
       MERGER SUB

01A    ADJOURNMENT TO PERMIT FURTHER SOLICITATION OF             Mgmt          For                            For
       PROXIES IN FAVOR OF ITEM 1

02     DIRECTOR
       W.F. ALDINGER                                             Mgmt          For                            For
       K.T. DERR                                                 Mgmt          For                            For
       D.W. DORMAN                                               Mgmt          For                            For
       M.K. EICKHOFF-SMITH                                       Mgmt          For                            For
       H.L. HENKEL                                               Mgmt          For                            For
       F.C. HERRINGER                                            Mgmt          For                            For
       J.C. MADONNA                                              Mgmt          For                            For
       D.F. MCHENRY                                              Mgmt          For                            For
       T.L. WHITE                                                Mgmt          For                            For

03     RATIFICATION OF AUDITORS                                  Mgmt          For                            For

04     NO FUTURE STOCK OPTIONS                                   Shr           Against                        For

05     LINK RESTRICTED STOCK UNIT VESTING TO PERFORMANCE         Shr           Against                        For

06     EXECUTIVE COMPENSATION                                    Shr           Against                        For

07     POISON PILL                                               Shr           For                            Against

08     SHAREHOLDER APPROVAL OF FUTURE SERPS                      Shr           Against                        For

09     SHAREHOLDER RATIFICATION OF SEVERANCE AGREEMENTS          Shr           For                            Against




--------------------------------------------------------------------------------------------------------------------------
 BANCO ITAU HOLDING FINANCEIRA SA                                                            Agenda Number:  700693799
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1391K111
    Meeting Type:  OGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  BRITAUACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON ITEM 4. THANK YOU.

1.     Acknowledge the Board of Directors report and             Non-Voting    No vote
       the opinions of the Finance Committee, the
       Independent Auditors and the Internal Controls
       Committee, and examine for approval the balance
       sheets, accounts and explanatory notes for
       the FYE 31 DEC 2004

2.     Approve the distribution of the financial years           Non-Voting    No vote
       net profits

3.     Elect the Members of the Board of Directors               Non-Voting    No vote

4.     Elect the Members of the Finance Committee and            Mgmt          For                            *
       respective substitute

5.     Approve to set the Directors, Board of Directors,         Non-Voting    No vote
       Consultative and International Consultative
       Councils and Finance Committee remuneration




--------------------------------------------------------------------------------------------------------------------------
 BANCO SANTANDER CENTRAL HISPANO, S.A., SANTANDER                                            Agenda Number:  700718832
--------------------------------------------------------------------------------------------------------------------------
        Security:  E19790109
    Meeting Type:  OGM
    Meeting Date:  17-Jun-2005
          Ticker:
            ISIN:  ES0113900J37
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please be advised that additional information             Non-Voting    No vote
       concerning Banco Santander Central Hispano,
       S.A. can also be viewed on the company s website:
       http://www.gruposantander.com/pagina/indice/0,,857_3_2,00.html

1.     Examination and approval, where appropriate,              Mgmt          For                            *
       of the Annual Accounts (Balance Sheet, Income
       Statement and Annual Report) and of the management
       of Banco Santander Central Hispano, S.A. and
       its consolidated Group, relating to the Fiscal
       Year ended on December 31, 2004.

2.     Distribution of earnings from Fiscal Year 2004.           Mgmt          For                            *

3.A    Ratification of the appointment of Lord Burns             Mgmt          For                            *
       as a Director

3.B    Ratification of the appointment of Mr. Luis               Mgmt          For                            *
       Angel Rojo Duque as a Director

3.C    Re-election of Mr. Emilio Botin-Sanz de Sautuola          Mgmt          For                            *
       y Garcia de los Rios as a Director

3.D    Re-election of Mr. Matias Rodriguez Inciarte              Mgmt          For                            *
       as a Director

3.E    Re-election of Mr. Manuel Soto Serrano as a               Mgmt          For                            *
       Director

3.F    Re-election of Mr. Guillermo de la Dehesa Romero          Mgmt          For                            *
       as a Director

3.G    Re-election of Mr. Abel Matutes Juan as a Director        Mgmt          For                            *

3.H    Re-election of Mr. Francisco Javier Botin-Sanz            Mgmt          For                            *
       de Sautuola y O Shea as a Director

4.     Re-election of the Auditor for Fiscal Year 2005.          Mgmt          For                            *

5.     Authorization for the Bank and its subsidiaries           Mgmt          For                            *
       to acquire the Bank s shares under the terms
       of Section 75 and the first additional regulation
       of the Corporations Law, rescinding the unused
       portion of the authorization granted at the
       Ordinary General Shareholders  Meeting of June
       19, 2004.

6.     Delegation to the Board of Directors of the               Mgmt          For                            *
       power to carry out the resolution to be adopted
       at the Meeting to increase share capital,
       pursuant to the provisions of Section 153.1.a)
       of the Corporations Law, rescinding resolution
       Eight.II) adopted at the Ordinary General
       Shareholders  Meeting of June 19, 2004.

7.     Authorization to the Board of Directors to increase       Mgmt          Against                        *
       share capital, pursuant to the provisions of
       Section 153.1.b) of the Corporations Law, and
       with delegation of the power to exclude pre-emptive
       rights, pursuant to the provisions of Section
       159.2 of such Law, rescinding the authorization
       granted pursuant to Resolution Nine.II) at
       the General Shareholders  Meeting of June 21,
       2003.

8.     Delegation to the Board of Directors of the               Mgmt          For                            *
       power to issue nonconvertible fixed-income
       securities.

9.     Approval of an incentive stock option plan or             Mgmt          For                            *
       other mechanisms tied to the shares of the
       Bank, based on the performance of share prices
       and profits, to be executed by the Bank and
       its Subsidiaries.

10.    Authorization for the Board of Directors to               Mgmt          Abstain                        *
       interpret, cure, supplement, execute and further
       develop the resolutions adopted by the shareholders
       at the General Meeting, as well as to substitute
       the powers it receives from the shareholders
       acting at the General Meeting, and the grant
       of powers to convert such resolutions into
       notarial instruments.

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       18 JUN 2005. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 BANK OF AMERICA CORPORATION                                                                 Agenda Number:  932279979
--------------------------------------------------------------------------------------------------------------------------
        Security:  060505104
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2005
          Ticker:  BAC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WILLIAM BARNET, III                                       Mgmt          For                            For
       CHARLES W. COKER                                          Mgmt          For                            For
       JOHN T. COLLINS                                           Mgmt          For                            For
       GARY L. COUNTRYMAN                                        Mgmt          For                            For
       PAUL FULTON                                               Mgmt          For                            For
       CHARLES K. GIFFORD                                        Mgmt          For                            For
       W. STEVEN JONES                                           Mgmt          For                            For
       KENNETH D. LEWIS                                          Mgmt          For                            For
       WALTER E. MASSEY                                          Mgmt          For                            For
       THOMAS J. MAY                                             Mgmt          For                            For
       PATRICIA E. MITCHELL                                      Mgmt          For                            For
       EDWARD L. ROMERO                                          Mgmt          For                            For
       THOMAS M. RYAN                                            Mgmt          For                            For
       O. TEMPLE SLOAN, JR.                                      Mgmt          For                            For
       MEREDITH R. SPANGLER                                      Mgmt          For                            For
       ROBERT L. TILLMAN                                         Mgmt          For                            For
       JACKIE M. WARD                                            Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS            Mgmt          For                            For

03     STOCKHOLDER PROPOSAL - POLITICAL CONTRIBUTIONS            Shr           Against                        For

04     STOCKHOLDER PROPOSAL - NOMINATION OF DIRECTORS            Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 BANK OF NOVA SCOTIA                                                                         Agenda Number:  700637234
--------------------------------------------------------------------------------------------------------------------------
        Security:  064149107
    Meeting Type:  AGM
    Meeting Date:  01-Mar-2005
          Ticker:
            ISIN:  CA0641491075
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the financial statements for the FYE              Non-Voting    No vote
       31 OCT 2004 and the Auditors  report on the
       statements

1.1    Elect Mr. Ronald A. Brenneman as a Director               Mgmt          For                            *

1.2    Elect Mr. C.J. Chen as a Director                         Mgmt          For                            *

1.3    Elect Ms. N. Ashleigh Everett as a Director               Mgmt          For                            *

1.4    Elect Mr. John C. Kerr as a Director                      Mgmt          For                            *

1.5    Elect The Honourable Michael J.L. Kirby as a              Mgmt          For                            *
       Director

1.6    Elect Mr. Laurent Lemaire as a Director                   Mgmt          For                            *

1.7    Elect Mr. John T. Mayberry as a Director                  Mgmt          For                            *

1.8    Elect The Honourable Barbara J. McDougall a               Mgmt          For                            *
       Director

1.9    Elect Ms. Elizabeth Parr-Johnston as a Director           Mgmt          For                            *

1.10   Elect Mr. Arthur R.A. Scace as a Director                 Mgmt          For                            *

1.11   Elect Mr. Gerald W. Schwartz as a Director                Mgmt          For                            *

1.12   Elect Mr. Allan C. Shaw as a Director                     Mgmt          For                            *

1.13   Elect Mr. Paul D. Sobey as a Director                     Mgmt          For                            *

1.14   Elect Ms. Barbara S. Thomas as a Director                 Mgmt          For                            *

1.15   Elect Mr. Richard E. Waugh as a Director                  Mgmt          For                            *

2.     Re-appoint PricewaterhouseCoopers LLP and KPMG            Mgmt          For                            *
       LLP as the Auditors of the Bank

3.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           Against                        *
       PROPOSAL: Approve the Bank to proceed with
       the closure of its subsidiary or subsidiaries
       in tax havens

4.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           Against                        *
       PROPOSAL: Authorize the Board of Directors
       of Bank to establish a salary ceiling for the
       senior officers of the Bank and of its subsidiaries,
       including all forms of remuneration and benefits

5.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           Against                        *
       PROPOSAL: Authorize the Scotiabank to limit
       the term of office of an Independent Director
       sitting on the Board of Directors, to a maximum
       of 10 years

6.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           For                            *
       PROPOSAL: Authorize the Scotiabank to implement
       cumulative voting for the election of Board
       of Members, therefore giving minority shareholders
       a much more active role in the appointment
       of Directors

7.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           Against                        *
       PROPOSAL: Authorize the Scotiabank to replace
       the Stock Option Plan for Executives with a
       restricted share program, the shares of which
       must be retained for atleast 2 years

8.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           Against                        *
       PROPOSAL: Authorize the Board to provide a
       report to shareholders, by 01 OCT 2005, disclosing
       current policies, practices and strategies
       to reduce the risk impacts of climate change
       on the Bank s key business areas

9.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           Against                        *
       PROPOSAL: Approve that the candidates for Directors
       must receive atleast 75% support

10.    PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           Against                        *
       PROPOSAL: Approve that Directors who change
       principal occupation shall resign

11.    PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           Against                        *
       PROPOSAL: Approve fairness in credit-card operations

       Transact such other business                              Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BASF AG, LUDWIGSHAFEN/RHEIN                                                                 Agenda Number:  700657820
--------------------------------------------------------------------------------------------------------------------------
        Security:  D06216101
    Meeting Type:  OGM
    Meeting Date:  28-Apr-2005
          Ticker:
            ISIN:  DE0005151005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and the annual           Mgmt          For                            *
       report for the 2004 FY with the report of the
       Supervisory Board, the Group financial statements
       and the Group annual report

2.     Approve the appropriation of the distributable            Mgmt          For                            *
       profit of EUR 918,748,697 as follows: payment
       of a dividend of EUR 1.70 per share EUR 5,270,697
       shall be carried forward ex-dividend and payable
       date: 29 APR 2005

3.     Ratify the acts of the Supervisory Board                  Mgmt          For                            *

4.     Ratify the acts of the Board of Managing Directors        Mgmt          For                            *

5.     Appoint Deloitte + Touche Gmbh as the Auditors            Mgmt          For                            *
       for the FY 2005                Am Main as the
       Auditors for the year 2005

6.     Authorize the Company to acquire own shares               Mgmt          For                            *
       of up to 10 % of its share capital, at a price
       neither more than 25% below the market price
       of the shares if they are acquired  through
       the stock exchange, nor more than 10% above
       the market price if they are acquired by way
       of a repurchase offer, on or before 27 OCT
       2006; authorize the Board of Managing Directors
       to retire the shares and to use the shares
       within the scope of the Company's Stock Option
       Plans or for acquisition purposes

7.     Grant authority to acquire own shares using               Mgmt          For                            *
       derivative financial instruments within the
       scope of Resolution 6 of this agenda; authorize
       the Company to use put and call options for
       the repurchase of own shares; the price paid
       and received for such options shall not deviate
       from their  theoretical market value, the price
       paid for own shares shall correspond to the
       strike price agreed upon in the financial instrument

8.     Amend the Articles of Association, in connection          Mgmt          For                            *
       with the Law on Corporate integrity and the
       modernization of the right to set aside resolutions
       of the shareholders' meetings  UM AG , as follows:
       Section 15, regarding: the notice of the shareholders'
       meeting being published no later than 30 days
       prior to the day by which shareholders are
       required to register to attend the shareholders'
       meeting; and shareholders intending to attend
       the share holders meeting being obliged to
       register 7 days prior to the shareholders meeting
       and to provide a proof, written or via fax
       in German  or English , of their entitlement
       to attend the shareholders' meeting or to exercise
       their voting rights

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

       COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS             Non-Voting    No vote
       MEETING. A LINK TO THE COUNTER PROPOSAL INFORMATION
       IS AVAILABLE IN THE MATERIAL URL SECTION OF
       THE APPLICATION. IF YOU WISH TO ACT ON THESE
       ITEMS, YOU WILL NEED TO REQUEST A MEETING ATTEND
       AND VOTE YOUR SHARES AT THE COMPANYS MEETING.

       PLEASE NOTE THAT THIS AGENDA IS AVAILABLE IN              Non-Voting    No vote
       ENGLISH AND GERMAN. THANK YOU    Y SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No vote
       AGENDA. IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 BELGACOM SA DE DROIT PUBLIC, BRUXELLES                                                      Agenda Number:  700673963
--------------------------------------------------------------------------------------------------------------------------
        Security:  B10414116
    Meeting Type:  AGM
    Meeting Date:  13-Apr-2005
          Ticker:
            ISIN:  BE0003810273
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN EGM. THANK YOU.               Non-Voting    No vote

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

1.     Approve to renew for a period of 18 months as             Mgmt          For                            *
       from 14 APR 2005, the delegation of authority
       to the Board of Directors to acquire the maximum
       number of shares authorize by law at a price
       that may neither exceed 5% of the highest closing
       price of the 30 trading days preceding the
       transaction;  Authority expires on 25 SEP 2005
       ; and grant a new delegating at this meeting
       to avoid having to call a shareholders  meeting
       specifically for this point; and amend Article
       13, Paragraph 2 of the Articles of Association

2.     Amend the Articles of Association by insertion            Mgmt          For                            *
       of Article 39a as specified

3.     Approve to confer full powers on the General              Mgmt          For                            *
       Secretary, with subrogation rights, to coordinate
       the Articles of Association, in view of he
       foregoing resolution




--------------------------------------------------------------------------------------------------------------------------
 BELGACOM SA DE DROIT PUBLIC, BRUXELLES                                                      Agenda Number:  700674965
--------------------------------------------------------------------------------------------------------------------------
        Security:  B10414116
    Meeting Type:  AGM
    Meeting Date:  13-Apr-2005
          Ticker:
            ISIN:  BE0003810273
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 223420, DUE TO CHANGE IN THE NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

1.     Receive the Board of Directors  annual reports            Non-Voting    No vote
       relating to the annual financial statements
       and the consolidated annual financial statements
       as at 31 DEC 2004

2.     Receive the Board of Auditors  reports relating           Non-Voting    No vote
       to the annual financial statements and the
       consolidated annual financial statements as
       at 31 DEC 2004

3.     Approve the information provided by the Joint             Non-Voting    No vote
       Committee

4.     Approve the consolidated annual financial statements      Non-Voting    No vote
       as at 31 DEC 2004

5.     Approve the annual financial statements relating          Mgmt          For                            *
       to the FYE 31 DEC 2004, including the following
       appropriations of profits: profit for the year
       531,692,827.37; retained earnings from the
       previous year 195,735,722.67; profit to be
       allocated 727,428,550.04; other beneficiaries
       Employees  27,428,550.04; gross dividend for
       shares 700,000,000; a gross dividend of EUR
       1.93 per share, entitling beneficiaries to
       a net dividend of EUR 1.4 per share after withholding
       tax

6.     Grant discharge to Members of the Board of Directors      Mgmt          For                            *
       for their management during the FYE 31 DEC
       2004

7.     Grant discharge to Members of the Board of Auditors       Mgmt          For                            *
       for their duties during the FYE 31 DEC 2004

8.1    Approve to fix the allowances for Mr. Shaffer             Mgmt          For                            *
       s term as follows, upon the recommendations
       of the Appointments and Compensation Committee:
       an annual fixed allowance of EUR 25,000; Director
       s fees of EUR 5,000 per Board Meeting attended;
       Director s fees of EUR 2,500 per Board of Directors
       Consultative Committee attended; a lump sum
       allowance of EUR 2,000 per year as a refund
       of communication expenses

8.2    Approve to set the allowances for Mr. Dilissen            Mgmt          For                            *
       s term as follows, upon the recommendations
       of the Appointments and Compensation Committee:
       an annual fixed allowance of EUR 50,000; Director
       s fees of EUR 10,000 per Board Meeting attended;
       Director s fees of EUR 5,000 per Board of Directors
       Consultative Committee attended as Chairman;
       a lump sum allowance of EUR 4,000 per year
       as a refund of communication expenses; Mr.
       Dilissen is also authorised to use a car with
       a chauffeur for professional purposes only




--------------------------------------------------------------------------------------------------------------------------
 BELLSOUTH CORPORATION                                                                       Agenda Number:  932264182
--------------------------------------------------------------------------------------------------------------------------
        Security:  079860102
    Meeting Type:  Annual
    Meeting Date:  25-Apr-2005
          Ticker:  BLS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       F. DUANE ACKERMAN                                         Mgmt          For                            For
       REUBEN V. ANDERSON                                        Mgmt          For                            For
       JAMES H. BLANCHARD                                        Mgmt          For                            For
       J. HYATT BROWN                                            Mgmt          For                            For
       ARMANDO M. CODINA                                         Mgmt          For                            For
       KATHLEEN F. FELDSTEIN                                     Mgmt          For                            For
       JAMES P. KELLY                                            Mgmt          For                            For
       LEO F. MULLIN                                             Mgmt          For                            For
       WILLIAM S. STAVROPOULOS                                   Mgmt          For                            For
       ROBIN B. SMITH                                            Mgmt          For                            For

02     RATIFY THE APPOINTMENT OF THE INDEPENDENT REGISTERED      Mgmt          For                            For
       PUBLIC ACCOUNTING FIRM

03     SHAREHOLDER PROPOSAL RE: DISCLOSURE OF POLITICAL          Shr           Against                        For
       CONTRIBUTIONS




--------------------------------------------------------------------------------------------------------------------------
 BORAL LTD NEW                                                                               Agenda Number:  700592517
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q16969109
    Meeting Type:  AGM
    Meeting Date:  21-Oct-2004
          Ticker:
            ISIN:  AU000000BLD2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial reports, the Directors              Non-Voting    No vote
       report and the Auditors  reports for the YE
       30 JUN 2004

2.     Re-elect Mr. Ken Moss as a Director of the Company,       Mgmt          For                            *
       who retires by rotation in accordance with
       the Company s Constitution

3.     Re-elect Mr. Mark Rayner as a  Director of the            Mgmt          For                            *
       Company, who retires by rotation in accordance
       with the Company s Constitution

4.     Elect Mr. Richard Longes as a Director of the             Mgmt          For                            *
       Company

5.     Approve, for the purposes of ASX Listing Rule             Mgmt          For                            *
       10.14: (a) the grant by the Company to Mr.
       Rod Pearse, Chief Executive Officer and Managing
       Director, in respect of YE 30 JUN 2004, of
       options to subscribe for up to 350,000 fully
       paid ordinary shares in the Company under the
       Boral Senior Executive Option Plan and on the
       specified terms and the allotment to Mr. Pearse
       of ordinary shares in the Company pursuant
       to the exercise of those options; and (b) the
       offer by the Company to Mr. Rod Pearse of up
       to 120,000 fully paid ordinary shares in the
       Company under the Boral Senior Executive Performance
       Share Plan on the specified terms and the acquisition
       by the Company of those shares to be held for
       the benefit of Mr. Pearse and the transfer
       to Mr. Pearse of those shares

6.     Approve, for the purposes of Section 200E of              Mgmt          For                            *
       the Corporations Act, the termination payments
       which may become payable to Mr. Rod Pearse
       under the terms of an executive service contract
       entered into on 15 SEP 2004 between Mr. Pearse
       and the Company

7.     Approve, conditional upon Resolution 6 set out            Mgmt          For                            *
       in the notice of meeting of the Company dated
       17 SEP 2004 being passed and for the purposes
       of ASX Listing Rule 10.14: (a) the grant by
       the Company to Mr. Rod Pearse of options to
       subscribe for fully paid ordinary shares in
       the Company under the Boral Senior Executive
       Option Plan on the specified terms and the
       allotment to Mr. Pearse of ordinary shares
       in the Company pursuant to the exercise of
       those options; and (b) the offer by the Company
       to Mr. Rod Pearse of fully paid ordinary shares
       in the Company under the Boral Senior Executive
       Performance Share Plan in such number, at such
       times and on the specified terms and the acquisition
       by the Company of those shares to be held for
       the benefit of Mr. Pearse and the transfer
       to Mr. Pearse of those shares on the terms
       set out in the offer; and in each case as part
       of Mr. Pearse s remuneration in respect of
       the period from 01 JAN 2005 to 31 DEC 2009




--------------------------------------------------------------------------------------------------------------------------
 BOSTON PROPERTIES, INC.                                                                     Agenda Number:  932301207
--------------------------------------------------------------------------------------------------------------------------
        Security:  101121101
    Meeting Type:  Annual
    Meeting Date:  11-May-2005
          Ticker:  BXP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       LAWRENCE S. BACOW                                         Mgmt          For                            For
       ZOE BAIRD                                                 Mgmt          For                            For
       ALAN J. PATRICOF                                          Mgmt          For                            For
       MARTIN TURCHIN                                            Mgmt          For                            For

02     TO CONSIDER AND ACT UPON A STOCKHOLDER PROPOSAL           Shr           For                            Against
       CONCERNING THE ANNUAL ELECTION OF DIRECTORS,
       IF PROPERLY PRESENTED AT THE ANNUAL MEETING.




--------------------------------------------------------------------------------------------------------------------------
 BRAMBLES INDUSTRIES PLC                                                                     Agenda Number:  700604146
--------------------------------------------------------------------------------------------------------------------------
        Security:  G1307R101
    Meeting Type:  AGM
    Meeting Date:  23-Nov-2004
          Ticker:
            ISIN:  GB0030616733
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors  report, Auditors  report           Mgmt          For                            *
       and the financial statements for Brambles Industries
       Limited for the YE 30 JUN 2004

2.     Receive the reports and accounts for Brambles             Mgmt          For                            *
       Industries PLC for the YE 30 JUN 2004

3.     Approve the Brambles remuneration report for              Mgmt          For                            *
       the YE 30 JUN 2004

4.     Approve, for all purposes including for the               Mgmt          For                            *
       purpose of Australian Stock Exchange Listing
       Rule 10.17, to increase the maximum permissible
       annual remuneration for the Non-Executive Directors
       of Brambles Industries Limited by AUD 1,000,000
       from AUD 2,000,000 to AUD 3,000,000  which
       amount will include any remuneration paid to
       those Directors by Brambles Industries PLC
       or by any subsidiary of Brambles Industries
       Limited or Brambles Industries PLC for their
       services

5.     Approve, for all purposes, to increase the maximum        Mgmt          For                            *
       permissible annual remuneration for the Non-Executive
       Directors of Brambles Industries PLC by AUD
       450,000 from AUD 750,000 to AUD 1,200,000
       which amount will include any remuneration
       paid to those Directors by Brambles Industries
       Limited or by any subsidiary of Brambles Industries
       PLC or Brambles Industries Limited for their
       services

6.     Elect Mr. M. F. Ihlein to the Board of Brambles           Mgmt          For                            *
       Industries Limited

7.     Elect Mr. M F. Ihlein to the Board of Brambles            Mgmt          For                            *
       Industries PLC

8.     Elect Mr. S. P. Johns to the Board of Brambles            Mgmt          For                            *
       Industries Limited

9.     Elect Mr. S. P. Johns to the Board of Brambles            Mgmt          For                            *
       Industries PLC

10.    Elect Mr. J. Nasser AO to the Board of Brambles           Mgmt          For                            *
       Industries Limited

11.    Elect Mr. J. Nasser AO to the Board of Brambles           Mgmt          For                            *
       Industries PLC

12.    Re-elect Mr. M.D.I. Burrows to the Board of               Mgmt          For                            *
       Brambles Industries Limited

13.    Re-elect Mr. M.D.I. Burrows to the Board of               Mgmt          For                            *
       Brambles Industries PLC

14.    Re-elect Mr. D.J. Turner to the Board of Brambles         Mgmt          For                            *
       Industries Limited

15.    Re-elect Mr. D.J. Turner to the Board of Brambles         Mgmt          For                            *
       Industries PLC

16.    Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Auditors of Brambles Industries PLC until the
       conclusion of next general meeting at which
       accounts are laid before that Company

17.    Authorize the Directors to agree the Auditors             Mgmt          For                            *
       fees

18.    Approve to renew the authority given to the               Mgmt          For                            *
       Directors by Article 7 of Brambles Industries
       PLC s Articles of Association to allot relevant
       securities and Section 80 amount shall be GBP
       8,810,219;  Authority expires at the conclusion
       of the AGM in 2005

S.19   Approve to renew the authority given to the               Mgmt          For                            *
       Directors by Article 7 of Brambles Industries
       PLC s Articles of Association to allot equity
       securities for cash and Section 89 amount will
       be 1,809,485;  Authority expires at the conclusion
       of the AGM in 2005

S.20   Authorize the Brambles Industries PLC to make             Mgmt          For                            *
       market purchases  Section 163(3) of the UK
       Companies Act 1985  of up to 72,379,561 ordinary
       shares of 5 pence each  Ordinary Shares , at
       a at a minimum price of 5 pence and up to an
       amount equal to 105% of the average middle
       market quotations for an ordinary shares derived
       from the London Stock Exchange Daily Official
       List, for the 5 business days preceding the
       date of purchase;  Authority expires at the
       conclusion of the AGM of the Company in 2005
       ; except the Brambles Industries PLC may make
       a purchase of any ordinary share after this
       authority ends if the contract for purchase
       was entered into before it ended

21.    Approve the Brambles Industries Limited 2004              Mgmt          For                            *
       Performance Share Plan, for all purposes  including
       as an exception to Australian Stock Exchange
       Listing Rule 7.1

22.    Approve the Brambles Industries PLC 2004 Performance      Mgmt          For                            *
       Share Plan, for all purposes  including as
       an exception to Australian Stock Exchange Listing
       Rule 7.1

23.    Authorize the Board to establish further plans            Mgmt          For                            *
       based on the Brambles Industries Limited 2004
       Performance Share Plan or the Brambles Industries
       PLC 2004 Performance Share Plan  the Plans
       but modified to take account of local tax,
       exchange control or securities laws in territories
       outside the UK or Australia, provided that
       any shares made available under such further
       plans are treated as counting against the limits
       on individual or over all participation in
       the Plans

24.    Approve, for all purposes and for the purpose             Mgmt          For                            *
       of Australian Stock Exchange Listing Rule 10.14,
       the participation by Mr. M.F. Ihlein in the
       Brambles Industries Limited 2004 Performance
       Share Plan until 23 NOV 2004

25.    Approve, for all purposes and for the purpose             Mgmt          For                            *
       of Australian Stock Exchange Listing Rule 10.14,
       the participation by Mr. D.J. Turner in the
       Brambles Industries Limited 2004 Performance
       Share Plan

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No vote
       AGENDA. IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 BRISA-AUTO-ESTRADAS DE  PORTUGAL S A                                                        Agenda Number:  700651018
--------------------------------------------------------------------------------------------------------------------------
        Security:  X07448107
    Meeting Type:  AGM
    Meeting Date:  28-Mar-2005
          Ticker:
            ISIN:  PTBRI0AM0000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report and the results of              Mgmt          For                            *
       2004

2.     Approve the consolidated report and also the              Mgmt          For                            *
       consolidated results of 2004

3.     Approve the profit s appropriation                        Mgmt          For                            *

4.     Approve the general appropriation of the Company          Mgmt          For                            *
       s Management and auditing

5.     Approve the report of the General Management              Mgmt          Against                        *
       Incentive Scheme

6.     Approve the acquisition and the sale of own               Mgmt          Against                        *
       shares

7.     Approve the changes on the General Management             Mgmt          Against                        *
       Incentive Scheme

8.     Elect the Corporate Bodies for 2005-2007                  Mgmt          For                            *

       PLEASE NOTE THAT 500 MINIMUM SHARES ARE ENTITLED          Non-Voting    No vote
       TO 1 VOTE. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 BRISTOL-MYERS SQUIBB COMPANY                                                                Agenda Number:  932282914
--------------------------------------------------------------------------------------------------------------------------
        Security:  110122108
    Meeting Type:  Annual
    Meeting Date:  03-May-2005
          Ticker:  BMY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       V.D. COFFMAN                                              Mgmt          For                            For
       J.M. CORNELIUS                                            Mgmt          For                            For
       P.R. DOLAN                                                Mgmt          For                            For
       E.V. FUTTER                                               Mgmt          For                            For
       L.V. GERSTNER, JR.                                        Mgmt          For                            For
       L. JOHANSSON                                              Mgmt          For                            For
       L.W. SULLIVAN, M.D.                                       Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT REGISTERED PUBLIC             Mgmt          For                            For
       ACCOUNTING FIRM

03     APPROVAL OF RESTATED CERTIFICATE OF INCORPORATION         Mgmt          For                            For

04     POLITICAL CONTRIBUTIONS                                   Shr           Against                        For

05     HIV/AIDS-TB-MALARIA                                       Shr           Against                        For

06     ANIMAL TESTING                                            Shr           Against                        For

07     SEPARATION OF CHAIRMAN AND CEO POSITIONS                  Shr           Against                        For

08     RESTATEMENT SITUATIONS                                    Shr           For                            Against

09     RESTRICTED STOCK                                          Shr           Against                        For

10     DIRECTOR VOTE THRESHOLD                                   Shr           For                            Against




--------------------------------------------------------------------------------------------------------------------------
 BT GROUP PLC                                                                                Agenda Number:  700536672
--------------------------------------------------------------------------------------------------------------------------
        Security:  G16612106
    Meeting Type:  AGM
    Meeting Date:  14-Jul-2004
          Ticker:
            ISIN:  GB0030913577
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the accounts and reports of the Directors         Mgmt          For                            *
       and the Auditors for the YE 31 MAR 2004

2.     Approve the Director s remuneration report for            Mgmt          For                            *
       the YE 31 MAR 2004

3.     Declare a final dividend of 5.3 pence per share           Mgmt          For                            *
       payable on 06 SEP 2004 to holders of ordinary
       shares registered on 06 AUG 2004

4.     Re-elect Sir. Christopher Bland as a Director             Mgmt          For                            *

5.     Re-elect Mr. Andy Green as a Director                     Mgmt          For                            *

6.     Re-elect Mr. Ian Livingston as a Director                 Mgmt          For                            *

7.     Re-elect Mr. John Nelson as a Director                    Mgmt          For                            *

8.     Re-elect PricewaterhouseCoopers LLP as Auditors           Mgmt          For                            *
       of the Company until the conclusion of the
       next general meeting at which accounts are
       laid before the Company and their remuneration
       be fixed by the Directors

9.     Authorize the Directors, by Article 74 of the             Mgmt          Against                        *
       Company s Articles of Association and for Section
       80 of the Companies Act 1985, to allot unissued
       shares up to an aggregate nominal value of
       GBP 142 million, equal to 33% of the issued
       share capital  excluding treasury shares of
       the Company;  Authority expires the earlier
       of the 13 OCT 2005 or 15 months

S.10   Authorize the Directors, pursuant to the authority        Mgmt          Against                        *
       conferred by Article 74 of the Company s Articles
       of Association to allot treasury shares for
       cash, disapplying the statutory pre-emption
       rights, provided that this power is limited
       to the allotment of equity securities: a) in
       connection with a rights issue as an offer
       in favor of ordinary shareholders; b) up to
       an aggregate nominal amount of GBP 22 million
       5% of the Company s issued share capital ;
       Authority expires the earlier of the 13 OCT
       2005 or 15 months ; and the Directors may allot
       equity securities after the expiry of this
       authority in pursuance of such an offer or
       agreement made prior to such expiry

S.11   Authorize the Company, to make market purchases           Mgmt          For                            *
       Section 163(3) of the Companies 1985  of up
       to a maximum number of 859 million shares of
       5p each in the capital of the Company, at a
       minimum price of 5p and up to 105% of the average
       middle market quotations of shares derived
       from the London Stock Exchange Daily Official
       List, over the previous 5 business days;  Authority
       expires the earlier of the close of the AGM
       of the Company or 13 OCT 2005 ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry

12.    Authorize the British Telecommunications PLC,             Mgmt          For                            *
       to make donations to EU political organizations,
       not exceeding GBP 1,00,000 in total;  Authority
       expires at the conclusion of AGM in 2005




--------------------------------------------------------------------------------------------------------------------------
 CAMDEN PROPERTY TRUST                                                                       Agenda Number:  932256678
--------------------------------------------------------------------------------------------------------------------------
        Security:  133131102
    Meeting Type:  Special
    Meeting Date:  28-Feb-2005
          Ticker:  CPT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE ISSUANCE OF CAMDEN COMMON SHARES          Mgmt          For                            For
       PURSUANT TO THE AGREEMENT AND PLAN OF MERGER,
       DATED AS OF OCTOBER 4, 2004, BY AND AMONG CAMDEN
       PROPERTY TRUST, CAMDEN SUMMIT, INC. (FORMERLY
       KNOWN AS CAMDEN SPARKS, INC.) AND SUMMIT PROPERTIES
       INC., AS AMENDED.




--------------------------------------------------------------------------------------------------------------------------
 CAMDEN PROPERTY TRUST                                                                       Agenda Number:  932287116
--------------------------------------------------------------------------------------------------------------------------
        Security:  133131102
    Meeting Type:  Annual
    Meeting Date:  06-May-2005
          Ticker:  CPT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD J. CAMPO                                          Mgmt          For                            For
       WILLIAM R. COOPER                                         Mgmt          For                            For
       GEORGE A. HRDLICKA                                        Mgmt          For                            For
       SCOTT S. INGRAHAM                                         Mgmt          For                            For
       LEWIS A. LEVEY                                            Mgmt          For                            For
       WILLIAM B. MCGUIRE, JR.                                   Mgmt          For                            For
       D. KEITH ODEN                                             Mgmt          For                            For
       F. GARDNER PARKER                                         Mgmt          For                            For
       WILLIAM F. PAULSEN                                        Mgmt          For                            For
       STEVEN A. WEBSTER                                         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CAPITAMALL TRUST (FORMERLY SINGMALL PROPERTY TRUST)                                         Agenda Number:  700564277
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8012U105
    Meeting Type:  EGM
    Meeting Date:  08-Jul-2004
          Ticker:
            ISIN:  SG1M51904654
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve that, subject to and contingent upon              Mgmt          For                            *
       the passing of resolutions 2, 3 and 4, the
       acquisition  Acquisition  by CMT of the whole
       of lot 449l as well as the plant and equipment
       relating thereto  Property , from Plaza Singapura
       Private  Limited  PSPL , at an aggregate consideration
       of SGD 710.00 million  Purchase Price , on
       the terms and conditions as prescribed appended
       to the put and call option agreement dated
       24 MAY 2004 between Bermuda Trust  Singapore
       Limited  in its capacity as the trustee of
       CMT   Trustee  and CapitaLand Commercial Limited
       CCL   as amended by a supplemental agreement
       dated 21 JUN 2004 , and for payment of all
       fees and expenses relating to the acquisition;
       and authorize any Director of the Manager and
       the trustee of the Capitamall Trust Management
       Limited to complete and do all such acts and
       things  including executing all such documents
       as may be required  as the Manager, such Director
       of the Manager or, as the case may be, the
       trustee may consider expedient or necessary
       or in the interests of CMT to give effect to
       the acquisition

E.2    Approve that, subject to and contingent upon              Mgmt          For                            *
       the passing of resolutions 1, 3 and 4, and
       for the purpose of the Clause 11(b)(v) of the
       trust deed dated 29 OCT 2001  as amended  constituting
       CMT  trust deed  for CMT, to offer and issue
       up to 182,000,000 units in CMT  units  for
       placement to existing holders of units and
       new investors and to issue 147,000,000 units
       consideration units  in payment of the units
       component of the purchase price and authorize
       the Manager, any Director of the Manager and
       the trustee to complete and do all such acts
       and things  including executing all such documents
       as may be required  as the Manager, such Director
       of the Manager or, as the case may be, the
       trustee may consider expedient or necessary
       or in the interests of CMT to give effect to
       the equity fund raising and to the issue of
       the consideration units

E.3    Approve that, subject to and contingent upon              Mgmt          Abstain                        *
       the passing of resolutions of 1, 2 and 4, to
       supplement the Clause 11(b)(iv) of the trust
       deed with the issue price amendment; and authorize
       the Manager, any Director of the Manager and
       the trustee to complete and do all such acts
       and things  including executing all such documents
       as may be required  as the Manager, such Director
       of the Manager or, as the case may be, the
       trustee may consider expedient or necessary
       or in the interests of CMT to give effect to
       the issue price amendment

E.4    Approve to supplement the Clauses 11(b)(iv)(d)            Mgmt          Abstain                        *
       and 23(a)(iv) of the trust deed with the performance
       fee amendment; and authorize the Manager, any
       Director of the Manager and the trustee to
       complete and do all such acts and things  including
       executing all such documents as may be required
       as the Manager, such Director of the Manager
       or, as the case may be, the trustee may consider
       expedient or necessary or in the interests
       of CMT to give effect to the performance fee
       amendment




--------------------------------------------------------------------------------------------------------------------------
 CATHAY FINANCIAL HOLDING COMPANY LTD                                                        Agenda Number:  700664279
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y11654103
    Meeting Type:  AGM
    Meeting Date:  03-Jun-2005
          Ticker:
            ISIN:  TW0002882008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Approve to report the business operation result           Mgmt          For                            *
       of the FY 2004

1.2    Approve the Supervisors review the financial              Mgmt          For                            *
       reports of the FY

2.1    Ratify the financial reports of the FY 2004               Mgmt          For                            *

2.2    Ratify the net profit allocation of FY 2004;              Mgmt          For                            *
       cash  dividend: TWD 2.5 per share

3.1    Approve to relieve restrictions on the Directors          Mgmt          Abstain                        *
       as the Directors of other Companies

3.2    Amend the Company Articles                                Mgmt          Abstain                        *

4.     Others and extraordinary motions                          Other         For                            *

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 216600, DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CHEN HSONG HOLDINGS LTD                                                                     Agenda Number:  700574850
--------------------------------------------------------------------------------------------------------------------------
        Security:  G20874106
    Meeting Type:  AGM
    Meeting Date:  26-Aug-2004
          Ticker:
            ISIN:  BMG208741063
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and consider the audited financial statements     Mgmt          For                            *
       and the reports of the Directors and the Auditors
       for the YE 31 MAR 2004

2.     Approve the payment of final dividends recommended        Mgmt          For                            *
       by the Board of Directors for the YE 31 MAR
       2004

3.     Re-elect the retiring Directors and determine             Mgmt          For                            *
       the Directors  fee for the YE 31 MAR 2005 at
       an aggregate sum of not exceeding HKD 900,000

4.     Appoint the Auditors and authorize the Board              Mgmt          For                            *
       of Directors to fix their remuneration

5.     Authorize the Directors of the Company to repurchase      Mgmt          For                            *
       issued shares in the capital of the Company
       during the relevant period, on The Stock Exchange
       of Hong Kong Limited  Stock Exchange  or any
       other stock exchange on which the shares of
       the Company have been or may be listed and
       recognized by the Securities and Futures Commission
       under the Hong Kong Code on share repurchases
       for such purposes, subject to and in accordance
       with all applicable laws and/or requirements
       of the Rules Governing the Listing of Securities
       on the Stock Exchange, not exceeding 10% of
       the aggregate nominal amount of the share capital
       of the Company;  Authority expires the earlier
       of the conclusion of the AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       any applicable laws or the Company s Bye-laws
       to be held

6.     Authorize the Directors of the Company to allot,          Mgmt          Against                        *
       issue and deal with unissued shares in the
       share capital of the Company and make or grant
       offers, agreements and options during and after
       the relevant period, not exceeding 20% of the
       aggregate nominal amount of the share capital
       of the Company; otherwise than pursuant to
       i) a rights issue; or ii) the exercise of rights
       of subscription or conversion; or iii) the
       exercise of any share option scheme or similar
       arrangement; or iv) any scrip dividend or similar
       arrangement;  Authority expires the earlier
       of the conclusion of the next AGM or the expiration
       of the period within which the next AGM of
       the Company is required by any applicable laws
       or the Company s Bye-laws to be held

7.     Approve, conditional upon the passing of Resolutions      Mgmt          For                            *
       5 and 6, and the general mandate granted to
       the Directors pursuant to the Resolution 6
       to extend the total nominal amount of the shares
       in the capital of the Company repurchased by
       the Company pursuant to Resolution 5

S.8    Amend the Bye-laws of the Company by: a) adding           Mgmt          For                            *
       the definition in the Bye-law 1; b) adding
       the definition in the Bye-law 1; c) adding
       the definition in the Bye-law 1; d) deleting
       and substituting the definition  Statutes ;
       e) deleting and substituting the words in the
       Bye-law 1; f) adding the paragraph in the Bye-law
       1; g) adding the new sentences at the end of
       the Bye-law 4; h) deleting and substituting
       the words in the first sentence of the Bye-law
       16, Bye-law 20(A), Bye-law 20(B), Bye-law 21,
       Bye-law 42(i); i) renumbering the existing
       Bye-law 85 as Bye-law 85(A) and adding a new
       Bye-law 85(B); j) adding the words in the first
       sentence of the Bye-law 108(A)(ii); k) deleting
       and substituting the existing Bye-laws 108(B)(ii)
       and 108(B) (iii); m) deleting and substituting
       existing Bye-law 114 in its entirety; n) adding
       the words in the first sentence of the paragraph
       (B) of the Bye-law 172; o) adding the new Bye-laws
       172(C) and 172(D) after the existing Bye-law
       172(B); p) deleting and substituting the existing
       Bye-law 176 in its entirety; q) deleting and
       substituting the existing Bye-law 178 in its
       entirety; r) adding the words in the first
       sentence of the Bye-law 181




--------------------------------------------------------------------------------------------------------------------------
 CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD                                                     Agenda Number:  700619832
--------------------------------------------------------------------------------------------------------------------------
        Security:  G2098R102
    Meeting Type:  SGM
    Meeting Date:  14-Dec-2004
          Ticker:
            ISIN:  BMG2098R1025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

i.     Approve the Blackwater Acquisition as specified,          Mgmt          For                            *
       Circu1ar  on the terms and subject to the
       conditions of the Blackwater Acquisition Agreement
       and the Gas Network Shareholders Agreement;
       and authorize the any one Executive Director
       of the Company to execute all and documents
       and if necessary apply the common seal of the
       Company thereto and do all such acts matters
       and things as he/she may in his/her discretion
       consider necessary or desirable on behalf of
       the Company for the purpose of implementing,
       and otherwise in connection with, the Blackwater
       Acquisition or the implementation, exercise
       or enforcement of any of rights, and performance
       of any of the obligations, under the Blackwater
       Acquisition Agreement and/or the Gas Network
       Shareholders Agreement including, (i) exercising,
       or procuring the exercise of, the option to
       require Transco to sell to Gas Network the
       Blackwater Shares in accordance with the Blackwater
       Acquisition Agreement and doing all such acts
       and executing all such documents as may be
       necessary in connection therewith; and (ii)
       agreeing any modifications, amendments, waivers,
       variations or extensions of the Blackwater
       Acquisition Agreement and/or the Gas Network
       Shareholders Agreement as the Director may
       deem fit

ii.    Approve, subject to the approval of the HEH               Mgmt          For                            *
       Independent Shareholders at the HEH EGM as
       specified,  Circu1ar  of the Alpha Disposal
       Agreement, the Alpha Disposal on the terms
       and subject to the conditions of the Alpha
       Disposal Agreement, as specified; and authorize
       any one Executive Director of the Company to
       execute all such documents and if necessary
       apply the common seal of the Company thereto
       and do all such acts, matters and things as
       he/she may in his/her discretion consider necessary
       or desirable on behalf of the Company for the
       purpose of implementing and otherwise in connection
       with, the Alpha Disposal or the implementation,
       exercise or enforcement of any of the rights,
       and performance of any of the obligations,
       under the Alpha Disposal Agreement including
       agreeing any modifications, amendments, waivers,
       variations or extensions of the Alpha Disposal
       Agreement as such Director may deem fit

iii.   Approve the 9.9% Disposal on the terms and subject        Mgmt          For                            *
       to the conditions of the 9.9% Disposal Agreement
       as specified; and authorize any one Executive
       Director of the Company to execute all such
       documents and if necessary apply the common
       seal of the Company thereto and do all such
       acts matters and things as he/she may in his/her
       discretion consider necessary or desirable
       on behalf of the Company for the purpose of
       implementing, and otherwise in connection with,
       the 99% Disposal or the implementation exercise
       or enforcement of any of the rights, and performance
       of any of the obligations, under the 99% Disposal
       Agreement including agreeing any modifications,
       amendments, waivers, variations or extensions
       of the 9.9%Disposal Agreement as such Director
       may deem fit




--------------------------------------------------------------------------------------------------------------------------
 CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD                                                     Agenda Number:  700699931
--------------------------------------------------------------------------------------------------------------------------
        Security:  G2098R102
    Meeting Type:  AGM
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  BMG2098R1025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements and              Mgmt          For                            *
       the reports of the Directors and the Auditors
       for the YE 31 DEC 2004

2.     Declare a final dividend                                  Mgmt          For                            *

3.1    Elect Mr. Li Tzar Kuoi, Victor as a Director              Mgmt          For                            *

3.2    Elect Mr. Kam Hing Lam as a Director                      Mgmt          For                            *

3.3    Elect Mr. George Colin Magnus as a Director               Mgmt          For                            *

3.4    Elect Mr. Ip Tak Chuen, Edmond as a Director              Mgmt          For                            *

3.5    Elect Mr. Frank John Sixt as a Director                   Mgmt          For                            *

3.6    Elect Mrs. Lee Pui Ling, Angelina as a Director           Mgmt          For                            *

3.7    Elect Mrs. Kwok Eva Lee as a Director                     Mgmt          For                            *

3.8    Elect Mrs. Sng Sow-Mei  Phoon Sui Moy, Alias              Mgmt          For                            *
       Poon Sow Mei  as a Director

3.9    Elect Mr. Colin Stevens Russel as a Director              Mgmt          For                            *

3.10   Elect Mr. Lan Hong Tsung, David as a Director             Mgmt          For                            *

4.     Appoint the Auditors and authorize the Directors          Mgmt          For                            *
       to fix their remuneration

5.1    Authorize the Directors to issue and dispose              Mgmt          For                            *
       of additional shares not exceeding 20% of the
       existing issued share capital of the Company
       at the date of the resolution until the next
       AGM  Relevant Period , such mandate to include
       the granting of offers or options  including
       bonds and debentures convertible into shares
       of the Company  which might be exercisable
       or convertible during or after the relevant
       period

5.2    Authorize the Directors to repurchase shares              Mgmt          For                            *
       of HKD 1.00 in the capital of the Company during
       the relevant period, subject to and in accordance
       with all applicable laws and requirements of
       the Rule s governing the Listing of securities
       on the Stock Exchange of Hong Kong Limited
       or any other stock exchange as amended from
       time to time, not exceeding 10% of the aggregate
       nominal amount of the issued share capital
       of the Company ;  Authority expires the earlier
       of the conclusion of the next AGM or the expiration
       of the period within which the next AGM is
       to be held by law

5.3    Approve to extend the general mandate granted             Mgmt          For                            *
       to the Directors to allot issue and deal with
       additional shares pursuant to ordinary Resolution
       No. 5.1 by the addition thereto of an amount
       representing the aggregate nominal amount of
       the share capital of the Company repurchased
       by the Company under the authority granted
       pursuant to ordinary Resolution No. 5.2, provided
       that such amount shall not exceed 10% of the
       aggregate nominal amount of the issued share
       capital of the Company at the date of the said
       resolution




--------------------------------------------------------------------------------------------------------------------------
 CHINA TELECOM CORP LTD                                                                      Agenda Number:  700586677
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1505D102
    Meeting Type:  EGM
    Meeting Date:  20-Oct-2004
          Ticker:
            ISIN:  CN0007867483
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Appoint Mr. Yang Jie as the Executive Director            Mgmt          For                            *
       of the Company up to 09 SEP 2005 and authorize
       any Director of the Company to sign the Director
       s service contract with him and authorize the
       Board of Directors to determine his remuneration

1.2    Appoint Mr. Sun Kangmin as the Executive Director         Mgmt          For                            *
       of the Company up to 09 SEP 2005 and authorize
       any Director of the Company to sign the Director
       s service contract with him and authorize the
       Board of Directors to determine his remuneration

S.2    Amend Articles 6, 20, 21, 24, the first paragraph         Mgmt          For                            *
       of Article 94 and the second paragraph of Article
       133 of the Articles of Association of the Company
       and authorize the Directors of the Company
       to take all actions to complete the procedures
       for the approval and/or registration or filing
       of the aforementioned amendment of the Articles
       of Association




--------------------------------------------------------------------------------------------------------------------------
 CHINATRUST FINANCIAL HOLDINGS COMPANY LTD                                                   Agenda Number:  700734127
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15093100
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2005
          Ticker:
            ISIN:  TW0002891009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       240023 DUE TO CHANGE IN THE RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    Approve the business and financial results for            Mgmt          For                            *
       2004

A.2    Approve the Supervisor s report                           Mgmt          For                            *

A.3    Approve the reports of code of ethics                     Mgmt          For                            *

A.4    Approve the reports of rules for the procedures           Mgmt          For                            *
       of Board Meeting

B.1    Approve the 2004 financial reports                        Mgmt          For                            *

B.2    Approve the distribution of earnings for 2004             Mgmt          For                            *

C.1    Approve to increase the capital by TWD 11,776,108,400     Mgmt          Against                        *
       in 1,177,610,840 new shares at par value TWD
       10 per share

C.2    Amend the Articles of Incorporation                       Mgmt          For                            *

D.1    Elect Mr. Jeffrey L.S. Koo/ID No. 79 as a Director        Mgmt          For                            *

D.2    Elect Mr. Jeffrey L.S. Koo, Jr. Representative            Mgmt          For                            *
       of Kuan Ho Construction and Development Co
       Ltd/ID No. 265 as a Director

D.3    Elect Mr. Wen Long Yen/ID No. 686 as a Director           Mgmt          For                            *

D.4    Elect a Representative of Chung Cheng Investment          Mgmt          For                            *
       Ltd/ID No. 355101 as a Director

D.5    Elect a Representative of Kuan Ho Construction            Mgmt          For                            *
       and Development Co Ltd/ID No. 265 as a Director

D.6    Elect a Representative of Asia Livestock Co               Mgmt          For                            *
       Ltd/ID No. 379360 as a Director

D.7    Elect a Representative of Ho-Yeh Investment               Mgmt          For                            *
       Co/ID No. 26799 as a Director




--------------------------------------------------------------------------------------------------------------------------
 CHUNGHWA TELECOM CO LTD                                                                     Agenda Number:  700707574
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1613J108
    Meeting Type:  AGM
    Meeting Date:  21-Jun-2005
          Ticker:
            ISIN:  TW0002412004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       225321 DUE TO DELETION OF RESOLUTION.  ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Approve the business operation results reports            Mgmt          For                            *
       for the FY 2004

1.2    Approve the Supervisors  audit reports on the             Mgmt          For                            *
       Company s financial statements for the year
       2004

1.3    Approve the Ministry of Audit s audit number              Mgmt          For                            *
       on the Company s financial statements for the
       year 2003

1.4    Approve the Company s procurement of liability            Mgmt          For                            *
       insurance for its Directors and the Supervisors

1.5    Approve the Company s enactment of Code of Ethics         Mgmt          For                            *

2.1    Approve the Company s financial statements for            Mgmt          For                            *
       the year 2004

2.2    Approve the distribution of the Company s earnings        Mgmt          For                            *
       for the year 2004; cash dividend TWD 4.7 per
       share

3.     Approve the disbursement of remuneration to               Mgmt          For                            *
       the Company s Directors and the Supervisors

4.     Extraordinary motions                                     Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 CHUNGHWA TELECOM CO., LTD.                                                                  Agenda Number:  932360871
--------------------------------------------------------------------------------------------------------------------------
        Security:  17133Q205
    Meeting Type:  Annual
    Meeting Date:  21-Jun-2005
          Ticker:  CHT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A1     THE COMPANY S OPERATION REPORTS FOR 2004                  Mgmt          For

A2     THE SUPERVISORS  AUDIT REPORTS ON THE COMPANY             Mgmt          For
       S FINANCIAL STATEMENTS FOR 2004

A3     THE COMPANY S FINANCIAL STATEMENTS FOR 2003               Mgmt          For
       APPROVED BY THE MINISTRY OF AUDIT OF THE REPUBLIC
       OF CHINA

A4     THE COMPANY S PROCUREMENT OF LIABILITY INSURANCE          Mgmt          For
       FOR ITS DIRECTORS AND SUPERVISORS

A5     THE COMPANY S ENACTMENT OF CODE OF ETHICS                 Mgmt          For

B1     THE COMPANY S FINANCIAL STATEMENTS FOR 2004               Mgmt          For

B2     THE COMPANY S DISTRIBUTION OF EARNINGS FOR 2004           Mgmt          For

C1     THE DISBURSEMENT OF REMUNERATION TO THE COMPANY           Mgmt          For
       S DIRECTORS AND SUPERVISORS

D      EXTRAORDINARY MOTIONS                                     Mgmt          Abstain




--------------------------------------------------------------------------------------------------------------------------
 CINERGY CORP.                                                                               Agenda Number:  932286140
--------------------------------------------------------------------------------------------------------------------------
        Security:  172474108
    Meeting Type:  Annual
    Meeting Date:  05-May-2005
          Ticker:  CIN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       THOMAS E. PETRY                                           Mgmt          For                            For
       MARY L. SCHAPIRO                                          Mgmt          For                            For
       PHILIP R. SHARP                                           Mgmt          For                            For

02     RATIFICATION OF DELOITTE & TOUCHE AS THE COMPANY          Mgmt          For                            For
       S INDEPENDENT AUDITORS.




--------------------------------------------------------------------------------------------------------------------------
 CITIGROUP INC.                                                                              Agenda Number:  932272608
--------------------------------------------------------------------------------------------------------------------------
        Security:  172967101
    Meeting Type:  Annual
    Meeting Date:  19-Apr-2005
          Ticker:  C
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       C. MICHAEL ARMSTRONG                                      Mgmt          For                            For
       ALAIN J.P. BELDA                                          Mgmt          For                            For
       GEORGE DAVID                                              Mgmt          For                            For
       KENNETH T. DERR                                           Mgmt          For                            For
       JOHN M. DEUTCH                                            Mgmt          For                            For
       R. HERNANDEZ RAMIREZ                                      Mgmt          For                            For
       ANN DIBBLE JORDAN                                         Mgmt          For                            For
       KLAUS KLEINFELD                                           Mgmt          For                            For
       DUDLEY C. MECUM                                           Mgmt          For                            For
       ANNE MULCAHY                                              Mgmt          For                            For
       RICHARD D. PARSONS                                        Mgmt          For                            For
       CHARLES PRINCE                                            Mgmt          For                            For
       JUDITH RODIN                                              Mgmt          For                            For
       ROBERT E. RUBIN                                           Mgmt          For                            For
       FRANKLIN A. THOMAS                                        Mgmt          For                            For
       SANFORD I. WEILL                                          Mgmt          For                            For
       ROBERT B. WILLUMSTAD                                      Mgmt          For                            For

02     PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP              Mgmt          For                            For
       AS CITIGROUP S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR 2005.

03     PROPOSAL TO APPROVE THE AMENDED AND RESTATED              Mgmt          For                            For
       CITIGROUP 1999 STOCK INCENTIVE PLAN.

04     STOCKHOLDER PROPOSAL REQUESTING A CURB ON EXECUTIVE       Shr           Against                        For
       COMPENSATION, NO FUTURE STOCK OPTION GRANTS
       AND NO RENEWALS OR EXTENSIONS OF OPTION PLANS.

05     STOCKHOLDER PROPOSAL REQUESTING A REPORT ON               Shr           Against                        For
       POLITICAL CONTRIBUTIONS.

06     STOCKHOLDER PROPOSAL REQUESTING THAT THE CHAIRMAN         Shr           Against                        For
       OF THE BOARD HAVE NO MANAGEMENT DUTIES, TITLES
       OR RESPONSIBILITIES.

07     STOCKHOLDER PROPOSAL REQUESTING THAT CEO COMPENSATION     Shr           Against                        For
       BE LIMITED TO NO MORE THAN 100 TIMES THE AVERAGE
       COMPENSATION PAID TO THE COMPANY S NON-MANAGERIAL
       WORKERS UNLESS PRIOR STOCKHOLDER APPROVAL IS
       GRANTED.

08     STOCKHOLDER PROPOSAL REQUESTING ELECTION OF               Shr           For                            Against
       DIRECTOR NOMINEES BY A MAJORITY OF VOTES CAST.

09     STOCKHOLDER PROPOSAL REQUESTING A BY-LAW AMENDMENT        Shr           Against                        For
       PROHIBITING THE PAYMENT OF NON-DEDUCTIBLE COMPENSATION
       TO ANY OFFICER UNLESS PRIOR STOCKHOLDER APPROVAL
       IS GRANTED.

10     STOCKHOLDER PROPOSAL REQUESTING THAT A SIMPLE             Shr           For                            Against
       MAJORITY VOTE APPLY ON EACH ISSUE THAT CAN
       BE SUBJECT TO A SHAREHOLDER VOTE.




--------------------------------------------------------------------------------------------------------------------------
 COCHLEAR LIMITED                                                                            Agenda Number:  700591337
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q25953102
    Meeting Type:  AGM
    Meeting Date:  19-Oct-2004
          Ticker:
            ISIN:  AU000000COH5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and consider the Company s financial              Mgmt          For                            *
       report and the reports of the Directors and
       the Auditors of the Company in respect of the
       YE 30 JUN 2004

2.     Adopt the remuneration report                             Mgmt          For                            *

3.     Re-elect Mr. Justus Veeneklaas as a Director,             Mgmt          For                            *
       who is retires by rotation in accordance with
       the Company s Constitution

4.     Approve to increase the aggregate maximum sum             Mgmt          For                            *
       available for remuneration for Non-Executive
       Directors by AUD 400,000 per year to AUD 1,000,000
       per year with effect from the FY commencing
       01 JUL 2004

5.     Approve: a) to grant Dr. Christopher Graham               Mgmt          For                            *
       Roberts, CEO/President of the Company, options
       calculated in accordance with the formula,
       and on the terms as specified for that period
       of FYE 30 JUN 2004 for which he held his current
       position; b) the acquisition by the Plan Trustee
       on behalf of Dr. Roberts of performance shares
       calculated in accordance with the formula and
       as specified for that period of FYE 30 JUN
       2004 that Dr. Roberts held his currenct position;
       c) to grant to Dr. Roberts options calculated
       in accordance with the formula as specified;
       d) the acquisition by the Plan Trustee on behalf
       of Dr. Roberts of performance of shares calculated
       in accordance with the formula as specified;
       and e) the issue to Dr. Roberts of any shares
       upon the exercise of any options, or the transfer
       by the Plan Trustee to Dr. Roberts of any such
       performance shares

6.     Approve: a) to grant Dr. John Louis parker,               Mgmt          For                            *
       an Executive Director of the Company, of options
       calculated in accordance with the formula,
       and on the terms as specified; b) the acquisition
       by the Plan Trustee on behalf of Dr. Parker
       of performance shares calculated in accordance
       with the formula and on the terms as specified;
       c) the issue to Dr. Parker of any shares upon
       the exercise of any options, or the transfer
       by the Plan Trustee to Dr. Parker of any such
       performance shares

       PLEASE NOTE THAT ANY VOTES CAST ON RESOLUTION             Non-Voting    No vote
       4 BY A DIRECTOR OF THE COMPANY OR ANY ASSOCIATE
       WILL BE DISREGARDED. THANK YOU.

       PLEASE NOTE THAT ANY VOTES CAST ON RESOLUTION             Non-Voting    No vote
       5 AND/OR 6 BY DR. ROBERTS AND DR. PARKER AND
       THEIR RESPECTIVE ASSOCIATES WILL BE DISREGARDED.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 COMERICA INCORPORATED                                                                       Agenda Number:  932289639
--------------------------------------------------------------------------------------------------------------------------
        Security:  200340107
    Meeting Type:  Annual
    Meeting Date:  17-May-2005
          Ticker:  CMA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOSEPH J BUTTIGIEG, III                                   Mgmt          For                            For
       J. PHILIP DINAPOLI                                        Mgmt          For                            For
       ROGER FRIDHOLM                                            Mgmt          For                            For
       ALFRED A. PIERGALLINI                                     Mgmt          For                            For
       PATRICIA M. WALLINGTON                                    Mgmt          For                            For
       GAIL L. WARDEN                                            Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          For                            For
       LLP AS INDEPENDENT AUDITORS.




--------------------------------------------------------------------------------------------------------------------------
 COMFORTDELGRO CORPORATION LTD                                                               Agenda Number:  700667009
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1690R106
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2005
          Ticker:
            ISIN:  SG1N31909426
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            *
       the audited financial statements for the FYE
       31 DEC 2004 together with the Auditors  report
       thereon

2.     Declare a final dividend of 12.028%  3.007 cents          Mgmt          For                            *
       per share less income tax in respect of the
       FYE 31 DEC 2004

3.     Approve the payment of the Directors  fees of             Mgmt          For                            *
       SGD 433,500 for the FYE 31 DEC 2004

4.     Re-elect Dr. Wang Kai Yuen as a Director, retiring        Mgmt          For                            *
       pursuant to Article 91 of the Company s Articles
       of Association

5.     Re-elect Mr. Oo Soon Hee as a Director, retiring          Mgmt          For                            *
       pursuant to Article 91 of the Company s Articles
       of Association

6.     Re-elect Mr. Ong Ah Heng as a Director retiring           Mgmt          For                            *
       pursuant to Article 91 of the Company s Articles
       of Association

7.     Re-appoint Messrs Deloitte & Touche as the Auditors       Mgmt          For                            *
       and authorize the Directors to fix their remuneration

8.     Authorize the Directors, pursuant to Section              Mgmt          Against                        *
       161 of the Companies Act, Chapter 50, and the
       listing rules of the Singapore Exchange Securities
       Trading Limited, to issue shares in the Company
       by way of rights, bonus or otherwise , up
       to 50% of the issued share capital of the Company,
       of which the aggregate number of shares to
       be issued other than on a pro-rata basis to
       shareholders of the Company does not exceed
       20% of the issued share capital of the Company;
       and the percentage of issued share capital
       shall be calculated based on the Company s
       issued share capital at the time of passing
       of this resolution after adjusting for new
       shares arising from the conversion or exercise
       of any convertible securities or share options
       which are outstanding at the time this resolution
       is passed and any subsequent consolidation
       or subdivision of shares;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the date of the next AGM
       as required by law

9.     Authorize the Directors of the Company, to allot          Mgmt          For                            *
       and issue from time to time such number of
       shares in the Company as may be required to
       be issued pursuant to the exercise of options
       under the ComfortDelGro Employees  Share Option
       Scheme, provided that the aggregate number
       of shares to be issued pursuant to the ComfortDelGro
       Employees  Share Option Scheme shall not exceed
       15% of the total issued share capital of the
       Company from time to time




--------------------------------------------------------------------------------------------------------------------------
 COMMONWEALTH BANK OF AUSTRALIA                                                              Agenda Number:  700591856
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q26915100
    Meeting Type:  AGM
    Meeting Date:  05-Nov-2004
          Ticker:
            ISIN:  AU000000CBA7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial report, the Directors               Non-Voting    No vote
       report and the Auditor s report for the YE
       30 JUN 2004

2.a    Re-elect Mr. R.J. Clairs as a Director, who               Mgmt          For                            *
       retires in accordance with Articles 11.1 and
       11.2 of the Constitution of Commonwealth Bank
       of Australia

2.b    Re-elect Ms. B.K. Ward as a Director, who retires         Mgmt          For                            *
       in accordance with Articles 11.1 and 11.2 of
       the Constitution of Commonwealth Bank of Australia

3.     Approve to increase the maximum aggregate sum             Mgmt          Against                        *
       payable for fees to the Non-Executive Directors
       to AUD 3,000,000 in any FY, to be divided among
       the Directors in such proportions and manner
       as they agree

4.     Approve the issue to Mr. D.V. Murray, prior               Mgmt          For                            *
       to the 2006 AGM of Commonwealth Bank of Australia,
       of invitations to apply for up to a maximum
       aggregate number of 250,000 shares to be provided
       in two tranches under the Rules of the Bank
       s Equity Reward Plan

S.5    Amend the Constitution of Commonwealth Bank               Mgmt          For                            *
       of Australia by deleting existing Articles
       numbered 1-21 (inclusive) and substituting
       in their place the Articles contained in the
       printed document entitled  Substituted Articles
       submitted to the meeting and signed by the
       Chairman for identification

S.6    PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL:         Shr           Against                        *
       Amend the Constitution of Commonwealth Bank
       of Australia




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA DE SANEAMENTO BASICO                                                              Agenda Number:  932268748
--------------------------------------------------------------------------------------------------------------------------
        Security:  20441A102
    Meeting Type:  Special
    Meeting Date:  21-Mar-2005
          Ticker:  SBS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ELECTION OF BOARD OF DIRECTORS  MEMBER, UNDER             Mgmt          For
       THE TERMS OF THE PARAGRAPH 3 OF ARTICLE 14
       OF THE COMPANY S BY-LAWS.

02     OTHER ISSUES OF CORPORATE INTEREST.                       Mgmt          For




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA DE SANEAMENTO BASICO                                                              Agenda Number:  932306764
--------------------------------------------------------------------------------------------------------------------------
        Security:  20441A102
    Meeting Type:  Special
    Meeting Date:  29-Apr-2005
          Ticker:  SBS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A1     TO ANALYZE THE MANAGEMENT ACCOUNTS AND FINANCIAL          Mgmt          For
       STATEMENTS SUPPORTED BY THE OPINIONS OF THE
       FISCAL COUNCIL AND EXTERNAL ACCOUNTANTS, RELATED
       TO THE YEAR 2004, IN CONFORMITY WITH THE MANAGEMENT
       REPORT, THE BALANCE SHEET AND CORRESPONDING
       NOTES.

A2     TO RESOLVE ON THE ALLOCATION OF THE NET INCOME            Mgmt          For
       AND THE TRANSFER OF THE RETAINED EARNINGS BALANCE
       TO THE INVESTMENT RESERVE.

A3     TO ELECT THE MEMBERS OF THE BOARD OF DIRECTORS            Mgmt          For
       AND FISCAL COUNCIL, SITTING AND DEPUTY MEMBERS.

E1     TO RATIFY THE BOARD OF DIRECTORS  NEW COMPENSATION        Mgmt          For
       CRITERION.

E2     AS A RESULT OF THE APPROVAL OF THE PREVIOUS               Mgmt          For
       ITEM, TO AMEND THE  CAPUT  OF THE ARTICLE 15
       OF THE COMPANY S BYLAWS, MENTIONING THAT THE
       BOARD OF DIRECTORS SHALL MEET, MONTHLY, ON
       AN ORDINARY BASIS.




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  932212222
--------------------------------------------------------------------------------------------------------------------------
        Security:  204412209
    Meeting Type:  Special
    Meeting Date:  18-Aug-2004
          Ticker:  RIO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      DELIBERATION OF THE PROPOSAL FOR A FORWARD SPLIT          Mgmt          For                            For
       OF SHARES ISSUED BY THE COMPANY, SO THAT EACH
       COMMON OR PREFERRED SHARE ISSUED BY THE COMPANY
       WILL BE REPRESENTED BY THREE SHARES OF THE
       SAME TYPE AND CLASS, AND THE CONSEQUENT ALTERATIONS
       OF ARTICLES 5 AND 6 OF THE COMPANY BYLAWS.

II     ELECTION, BY HOLDERS OF PREFERRED CLASS  A                Mgmt          For                            For
       SHARES, OF ONE MEMBER AND HIS ALTERNATE FOR
       THE COMPANY S FISCAL COUNCIL, DUE TO THE RESIGNATION
       OF THE FISCAL COUNCIL MEMBERS ELECTED BY THIS
       CLASS OF SHARES, AS WELL AS THE ELECTION BY
       THE COMMON SHAREHOLDERS OF ONE ALTERNATE MEMBER,
       DUE TO THE RESIGNATION OF ONE ALTERNATE MEMBER
       ELECTED BY THE COMMON SHAREHOLDERS.

III    RECTIFICATION OF THE TOTAL ANNUAL COMPENSATION            Mgmt          For                            For
       OF THE MEMBERS OF THE COMPANY S MANAGEMENT
       FIXED BY THE ORDINARY GENERAL SHAREHOLDERS
       MEETING HELD ON APRIL 28, 2004.




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  932313098
--------------------------------------------------------------------------------------------------------------------------
        Security:  204412209
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2005
          Ticker:  RIO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

OA     APPRECIATION OF THE MANAGEMENT S REPORT AND               Mgmt          For                            For
       ANALYSIS, DISCUSSION AND VOTE ON THE FINANCIAL
       STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER
       31, 2004.

OB     PROPOSAL FOR THE DESTINATION OF THE PROFITS               Mgmt          For                            For
       OF THE SAID FISCAL YEAR AND APPROVAL OF THE
       INVESTMENT BUDGET OF THE COMPANY.

OC     ELECTION OF THE MEMBERS OF THE BOARD OF DIRECTORS.        Mgmt          For                            For

OD     ELECTION OF THE MEMBERS OF THE FISCAL COUNCIL.            Mgmt          For                            For

OE     ESTABLISHMENT OF THE REMUNERATION OF THE SENIOR           Mgmt          For                            For
       MANAGEMENT AND FISCAL COUNCIL MEMBERS.

EA     PROPOSAL FOR THE INCREASE OF CAPITAL, VIA CAPITALIZATION  Mgmt          For                            For
       OF RESERVES, WITHOUT ISSUE OF SHARES, AND WITH
       THE CONSEQUENT ALTERATION OF THE MAIN SECTION
       OF ARTICLE 5 OF THE COMPANY BYLAWS.

EB     NEW VERSION OF CVRD S DIVIDEND POLICY.                    Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CONAGRA FOODS, INC.                                                                         Agenda Number:  932212462
--------------------------------------------------------------------------------------------------------------------------
        Security:  205887102
    Meeting Type:  Annual
    Meeting Date:  23-Sep-2004
          Ticker:  CAG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MOGENS C. BAY                                             Mgmt          For                            For
       STEPHEN G. BUTLER                                         Mgmt          For                            For
       ALICE B. HAYES                                            Mgmt          For                            For
       W.G. JURGENSEN                                            Mgmt          For                            For
       CARL E. REICHARDT                                         Mgmt          For                            For

02     RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS            Mgmt          For                            For

03     APPROVE THE CONAGRA FOODS EXECUTIVE INCENTIVE             Mgmt          Against                        Against
       PLAN

04     STOCKHOLDER PROPOSAL - SUSPENSION OF ALL STOCK            Shr           Against                        For
       GRANTS FOR DIRECTORS AND SENIOR EXECUTIVE OFFICERS




--------------------------------------------------------------------------------------------------------------------------
 CONSOLIDATED EDISON, INC.                                                                   Agenda Number:  932313365
--------------------------------------------------------------------------------------------------------------------------
        Security:  209115104
    Meeting Type:  Annual
    Meeting Date:  16-May-2005
          Ticker:  ED
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       V.A. CALARCO                                              Mgmt          For                            For
       G. CAMPBELL, JR.                                          Mgmt          For                            For
       G.J. DAVIS                                                Mgmt          For                            For
       M.J. DEL GIUDICE                                          Mgmt          For                            For
       J.S. FREILICH                                             Mgmt          For                            For
       E.V. FUTTER                                               Mgmt          For                            For
       S. HERNANDEZ                                              Mgmt          For                            For
       P.W. LIKINS                                               Mgmt          For                            For
       E.R. MCGRATH                                              Mgmt          For                            For
       F.V. SALERNO                                              Mgmt          For                            For
       S.R. VOLK                                                 Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.   Mgmt          For                            For

03     ADDITIONAL COMPENSATION INFORMATION.                      Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 DAH SING FINL GROUP                                                                         Agenda Number:  700684093
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y19182107
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2005
          Ticker:
            ISIN:  HK0440001847
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited financial statements      Mgmt          For                            *
       together with the reports of the Directors
       and the Auditors for the YE 31 DEC 2004

2.     Declare a final dividend                                  Mgmt          For                            *

3.     Elect the Directors                                       Mgmt          For                            *

4.     Approve to fix the fees of the Directors                  Mgmt          Abstain                        *

5.     Appoint PricewaterhouseCoopers as the Auditors            Mgmt          For                            *
       and authorize the Directors to fix their remuneration

6.     Adopt the Share Option Scheme  New Share Option           Mgmt          Abstain                        *
       Scheme  of the Company conditional upon: i)
       the passing of this resolution, and authorize
       the Board of Directors of the Company to grant
       options and to allot and issue the shares pursuant
       to any options granted under the New Share
       Option Scheme; and ii) the Listing Committee
       of the stock exchange granting approval of
       the listing of, and permission to deal in shares
       which may fall to be issued pursuant to the
       exercise of options granted under the New Share
       Option Scheme  Conditions  the New Share Option
       Scheme and authorize the Board of Directors
       of the Company to do all such acts and to enter
       into all such transactions and arrangements
       as may be necessary or desirable in order to
       give effect to the New Share Option Scheme;
       and approve to terminate the existing Share
       Option Scheme  Existing Share Option Scheme
       of the Group which was adopted by the Company
       on 17 MAY 1995, as the New Share Option Scheme
       comes into effect upon approval of the New
       Share Option Scheme in accordance with this
       resolution and fulfillment of the conditions,
       provided that any options granted under the
       Existing Share Option Scheme prior to the passing
       of this resolution shall not in any way, be
       affected or prejudiced and all such options
       shall continue to be valid and exercisable
       in accordance with the Existing Share Option
       Scheme

7.     Authorize the Directors of the Company, subject           Mgmt          Abstain                        *
       to the provisions of this resolution and pursuant
       to Section 57B of the Companies Ordinance,
       to allot, issue and deal with additional shares
       in the capital of the Company and make or grant
       offers, agreements and options during and after
       the relevant period, not exceeding the aggregate
       of 20% of the aggregate nominal amount of the
       share capital of the Company; otherwise than
       pursuant to a rights issue or pursuant to any
       existing specific authority;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM of the Company is
       required by the Companies Ordinance to be held

8.     Authorize the Directors of the Company, subject           Mgmt          For                            *
       to the provisions of this resolution, to repurchase
       shares of the Company during the relevant period,
       on The Stock Exchange of Hong Kong Limited
       or any other stock exchange on which the securities
       of the Company may be listed and recognized
       by the Securities and Futures Commission and
       the Stock Exchange for this purposes, subject
       to and in accordance with all applicable Laws
       and the requirements of the rules governing
       the listing of securities on the stock exchange
       or any other applicable stock exchange, not
       exceeding 10% of the aggregate nominal amount
       of the issued share capital of the Company;
       Authority expires the earlier of the conclusion
       of the AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is to be held by law

9.     Approve, conditional upon the passing of Resolutions      Mgmt          For                            *
       7 and 8, to extend the general mandate granted
       to the Directors of the Company to allot, issue
       and deal with additional shares in the capital
       of the Company pursuant to Resolution 7, by
       the addition to the aggregate nominal amount
       of the share capital which may be allotted,
       issued and dealt with or agreed to be allotted,
       issued and dealt with by the Directors of the
       Company pursuant to such general mandate of
       an amount representing the aggregate nominal
       amount of the share capital of the Company
       repurchased by the Company pursuant to Resolution
       8, provided that such amount does not exceed
       10% of the aggregate nominal value of the issued
       share capital of the Company at the date of
       passing this resolution




--------------------------------------------------------------------------------------------------------------------------
 DAIMLERCHRYSLER AG, STUTTGART                                                               Agenda Number:  700648566
--------------------------------------------------------------------------------------------------------------------------
        Security:  D1668R123
    Meeting Type:  OGM
    Meeting Date:  06-Apr-2005
          Ticker:
            ISIN:  DE0007100000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements and the annual           Mgmt          For                            *
       report for the 2004 FY with the report of the
       Supervisory Board, the Group financial statements
       and the Group annual report

2.     Approve the appropriation of the dis-tributable           Mgmt          For                            *
       profit of EUR 1,519,236,286.50 as follows:
       payment of a dividend of EUR 1.50 per no-par
       share ex-dividend and payable date: 07 APR
       2005

3.     Ratify the acts of the Board of Managing Directors        Mgmt          For                            *

4.     Ratify the acts of the Supervisory Board                  Mgmt          For                            *

5.     Appoint KPMG Deutsche Treuhand-Gesellschaft               Mgmt          For                            *
       AG, Berlin and Frankfurt of the Auditors for
       the 2005 FY

6.     Authorize the Company to acquire shares of up             Mgmt          For                            *
       to EUR 263,000,000, at a price differing neither
       more than 5% from the market price of the shares
       if they are acquired through the stock exchange,
       nor more than 20% if they are acquired by way
       of a repurchase offer, on or before 06 OCT
       2006; and authorize the Board of Managing Directors
       to float the shares on foreign Stock Exchanges,
       to use the shares for mergers and acquisitions,
       or within the scope of the Company's stock
       option plan, to issue the shares to employees
       of the Company and its affiliates, and to retire
       the shares

7.     Elect Mr. Arnaud Lagarderhe as the Supervisory            Mgmt          For                            *
       Board Member

8.     Approve the revocation of the existing authorization      Mgmt          For                            *
       to issue convertible and warrant bonds, the
       revocation of the existing contingent capital
       I and II, and approve the corresponding adjustments
       to the Articles of Association

9.     Grant authority to issue convertible and/or               Mgmt          For                            *
       warrant bonds, the creation of a contingent
       capital I, and the corresponding amendment
       to the Articles of Association and authorize
       the Board of Managing Directors, with the consent
       of the Supervisory  Board, to issue bonds of
       up to EUR 15,000,000,000, having a term of
       up to 20 years and conferring convertible
       and/or option rights for new shares of the
       company, on or before 05 APR 2010 shareholders
       shall be granted subscription rights except
       for the issue of bonds conferring convertible
       and/or option rights for shares of the Company
       of up to 10% of its share capital if such bonds
       are issued at a price not materially below
       their theoretical market value, for residual
       amounts, and for the granting of such rights
       to other bond holders the Company's share capital
       shall be increased accordingly by up to EUR
       300,000,000 through the issue of new shares,
       in so far as convertible and/or option rights
       are exercised

10.    Amend the Articles of Association by deleting             Mgmt          For                            *
       Section 14(2)                   rporation

       PLEASE BE ADVISED THAT "DAIMLERCHRYSLER AG"               Non-Voting    No vote
       SHARES ARE ISSUED IN REGISTERED FORM AND AS
       SUCH DO NOT REQUIRE SHARE BLOCKING IN ORDER
       TO ENTITLE YOU TO VOTE. THANK YOU.
       U

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU                Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 DANSKE BANK AS                                                                              Agenda Number:  700645255
--------------------------------------------------------------------------------------------------------------------------
        Security:  K22272114
    Meeting Type:  AGM
    Meeting Date:  15-Mar-2005
          Ticker:
            ISIN:  DK0010274414
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

A.     Adopt the annual report; grant discharge to               Mgmt          For                            *
       the Board of Directors and Executive Board
       from their obligations and approve the allocation
       of profits or for the cover of losses according
       to the adopted annual report and to pay a dividend
       of DKK 7.85 for each share of DKK 10

B.1    Re-elect Mr. Eivind Kolding as a Member of Board          Mgmt          For                            *
       of Directors, who retires according to Article
       15 of the Articles of Association

B.2    Re-elect Mr. Niels Chr. Nielsen as a Member               Mgmt          For                            *
       of Board of Directors, who retires according
       to Article 15 of the Articles of Association

C.     Re-appoint Grant Thornton and KPMG C. Jespersen,          Mgmt          For                            *
       Statsautoriseret Revisionasaktieselskab as
       the Auditors, who retires according to Article
       21 of the Articles of Association

D.     Approve to renew the authorization enabling               Mgmt          For                            *
       the Bank to acquire its own shares by way of
       ownership or pledge up to an aggregate nominal
       value of 10% of the share capital, in accordance
       with Section 48 of the Danish Companies Act

E.     Approve to reduce the share capital by nominal            Mgmt          For                            *
       amount of DKK 339,614,760 through cancellation
       of shares; and amend Article 4, Paragraph 1
       of the Bank s Articles of Association as specified

F.     Any other business                                        Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 DELTA ELECTRONICS INC                                                                       Agenda Number:  700659622
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y20263102
    Meeting Type:  AGM
    Meeting Date:  19-May-2005
          Ticker:
            ISIN:  TW0002308004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       219941 DUE TO CHANGE IN VOTING STATUS AND NUMBERING
       OF RESOLUTIONS. ALL VOTES RECEIVED ON THE PREVIOUS
       MEETING WILL BE DISREGARDED AND YOU WILL NEED
       TO REINSTRUCT ON THIS MEETING NOTICE. THANK
       YOU.

1.     Amend the standing orders of shareholders  meeting        Mgmt          Abstain                        *

2.     Approve to report 2004 operation results                  Mgmt          For                            *

3.     Approve to report 2004 financial results                  Mgmt          For                            *

4.     Approve the report of the Supervisors  review             Mgmt          For                            *
       opinions on 2004 financial results

5.     Approve to report the status of the endorsement           Mgmt          For                            *
       and guarantee

6.     Ratify 2004 financial results                             Mgmt          For                            *

7.     Ratify 2004 earnings distribution  stock dividend:        Mgmt          For                            *
       50 shares/1000 shares, cash dividend: TWD 2500/1000
       shares

8.     Amend the voting procedures of the Directors              Mgmt          Abstain                        *
       and the Supervisors

9.     Approve the new share issuance from retained              Mgmt          For                            *
       earnings

10.    Amend the Company Charter                                 Mgmt          Abstain                        *

11.    Other matters                                             Other         For                            *

12.    Other motions                                             Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 DEVELOPERS DIVERSIFIED REALTY CORP.                                                         Agenda Number:  932291343
--------------------------------------------------------------------------------------------------------------------------
        Security:  251591103
    Meeting Type:  Annual
    Meeting Date:  10-May-2005
          Ticker:  DDR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO FIX THE NUMBER OF DIRECTORS AT TEN.                    Mgmt          For                            For

02     DIRECTOR
       DEAN S. ADLER                                             Mgmt          For                            For
       CRAIG MACNAB                                              Mgmt          For                            For
       TERRANCE R. AHERN                                         Mgmt          For                            For
       SCOTT D. ROULSTON                                         Mgmt          For                            For
       MOHSEN ANVARI                                             Mgmt          For                            For
       BARRY A. SHOLEM                                           Mgmt          For                            For
       ROBERT H. GIDEL                                           Mgmt          For                            For
       WILLIAM B. SUMMERS, JR.                                   Mgmt          For                            For
       VICTOR B. MACFARLANE                                      Mgmt          For                            For
       SCOTT A. WOLSTEIN                                         Mgmt          For                            For

03     TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS         Mgmt          For                            For
       LLP AS THE COMPANY S INDEPENDENT ACCOUNTANTS
       FOR THE COMPANY S FISCAL YEAR ENDING DECEMBER
       31, 2005.




--------------------------------------------------------------------------------------------------------------------------
 DIAGEO PLC                                                                                  Agenda Number:  700594270
--------------------------------------------------------------------------------------------------------------------------
        Security:  G42089113
    Meeting Type:  AGM
    Meeting Date:  20-Oct-2004
          Ticker:
            ISIN:  GB0002374006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors  and the Auditor s reports          Mgmt          For                            *
       and the accounts for the YE 30 JUN 2004

2.     Approve the Directors  remuneration report for            Mgmt          For                            *
       the YE 30 JUN 2004

3.     Declare a final dividend on the ordinary shares           Mgmt          For                            *

4.     Re-elect Lord Hollick of Notting Hill as a Director,      Mgmt          For                            *
       who retires by rotation

5.     Re-elect Mr. N.C. Rose as a Director, who retires         Mgmt          For                            *
       by rotation

6.     Re-elect Mr. P.A. Walker as a Director, who               Mgmt          For                            *
       retires by rotation

7.     Elect Mr. H.T. Stitzer as a Director                      Mgmt          For                            *

8.     Elect Mr. J.R. Symonds as a Director                      Mgmt          For                            *

9.     Re-appoint KPMG Audit PLC as the Auditor of               Mgmt          For                            *
       the Company until the conclusion of the next
       general meeting at which accounts are laid
       before the Company and authorize the Directors
       to determine their remuneration

S.10   Approve to renew the power conferred on the               Mgmt          Against                        *
       Directors by Paragraph 4.3 of Article 4 of
       the Company s Articles of Association for a
       period expiring at the conclusion of the next
       AGM of the Company or on 19 JAN 2006, whichever
       is earlier and for such period the maximum
       amount of equity securities which the Directors
       may so allot in accordance with Paragraph 4.4
       (c) of Article 4  Section 95 prescribed amount
       referred to in Article 4.4(c)  shall be GBP
       44,234,986

S.11   Amend Article 46.1 of the Articles of Association         Mgmt          For                            *
       of the Company

S.12   Authorize the Company to make market purchases            Mgmt          For                            *
       Section 163 of the Companies Act 1985  as
       amended   of up to 305,752,223 of its ordinary
       shares of 28 101/108 pence each, at a minimum
       price of 28 101/108 pence for an ordinary share
       and up to 105% of the average middle market
       quotations for such shares derived from the
       London Stock Exchange Daily Official List,
       over the previous 5 business days;  Authority
       expires at the conclusion of the next AGM ;
       the Company, before the expiry, may make a
       contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry

13.    Amend the Diageo Long Term Incentive Plan in              Mgmt          For                            *
       accordance with the schedule of amendments
       produced to the meeting, subject to the passing
       of Resolution 11

14.    Authorize the Board to amend the Diageo Executive         Mgmt          For                            *
       Share Option Plan in accordance with the schedule
       of amendments produced to the meeting, subject
       to the passing of Resolution 11

15.    Amend the Discretionary Incentive Plan in accordance      Mgmt          For                            *
       with the schedule of amendments produced to
       the meeting, subject to the passing of Resolution
       11

16.    Authorize the Board to amend the Diageo 2001              Mgmt          For                            *
       Share Incentive Plan in accordance with the
       schedule of amendments produced to the meeting,
       subject to the passing of Resolution 11

17.    Authorize the Board to amend the UK Sharesave             Mgmt          For                            *
       Scheme 2000 in accordance with the schedule
       of amendments produced to the meeting, subject
       to the passing of Resolution 11

18.    Authorize the Board to amend the Diageo 1999              Mgmt          For                            *
       Irish Sharesave Scheme in accordance with the
       schedule of amendments produced to the meeting,
       subject to the passing of Resolution 11

19.    Amend the Diageo Long Term Incentive Plan in              Mgmt          For                            *
       accordance with the schedule of amendments
       produced to the meeting so that the maximum
       individual limit on annual awards under the
       Long Term Incentive Plan is increased to 250%
       of annual salary




--------------------------------------------------------------------------------------------------------------------------
 DIXONS GROUP PLC                                                                            Agenda Number:  700577919
--------------------------------------------------------------------------------------------------------------------------
        Security:  G27806101
    Meeting Type:  AGM
    Meeting Date:  08-Sep-2004
          Ticker:
            ISIN:  GB0000472455
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors  report and the financial           Mgmt          For                            *
       statements for the 52 weeks ended 01 MAY 2004
       and the Auditors  thereon

2.     Declare a final dividend of 5.000 pence per               Mgmt          For                            *
       ordinary share for the 52 weeks ended 01 MAY
       2004

3.     Re-appoint Mr. Kevin O Byrne as a Director                Mgmt          For                            *

4.     Re-appoint Sir. John Collins as a Director                Mgmt          For                            *

5.     Re-appoint Mr. Count Ernmanuel d  Aandre as               Mgmt          For                            *
       a Director

6.     Re-appoint Deloitte & Touche LLP as the Auditors          Mgmt          For                            *
       of the Company

7.     Authorize the Directors to agree the remuneration         Mgmt          For                            *
       of the Auditors in accordance with the Companies
       Act 1985

8.     Approve the remuneration report for 52 weeks              Mgmt          For                            *
       ended 01 MAY 2004

S.9    Amend the Articles of Association as: by adding           Mgmt          For                            *
       the words in Article 2; by renumbering Article
       8 as Article 8(A); by adding the sentence in
       Article 11; by adding the sentence in Article
       66(C); and by adding the sentence in Article
       129

10.    Approve the ordinary remuneration of the Directors        Mgmt          For                            *
       be increased from a maximum of GBP 500,000
       per annum to a maximum of GBP 750,000 per annum
       in aggregate

11.    Approve to renew the authority conferred on               Mgmt          For                            *
       the Directors by Article 11(B)(ii) of the Company
       s Article of Association  Authority expires
       the earlier of the AGM in 2005 or on 07 DEC
       2005  and Section 89 amount will be GBP 2,735,880
       and the sale of treasury shares will be treated
       as an allotment of equity securities for the
       purpose of Article 11

S.12   Approve that the authority and power conferred            Mgmt          For                            *
       on the Directors by Article 11(B)(ii) of the
       Company s Articles of Association be renewed
       for the period ending earlier of the AGM in
       2005 or 07 DEC 2005 and for such period the
       Section 89 amount will be GBP 2,435,880 and
       that the sale of treasury shares will be treated
       as an allotment of equity securities for the
       purposes of Article 11; the Directors seeking
       authority under Resolution 12 to allot shares
       up to an aggregate nominal value of GBP 2,435,880
       5% of issued share capital of the Company
       on 23 JUN 2004  for cash other than to existing
       shareholders in proportion to their shareholdings,
       in addition if the Company has purchased its
       own shares and holds them in treasury this
       restriction would give the Directors power
       to sell these shares for cash to persons other
       than existing shareholders, subject to the
       same limit that would apply to issues of shares
       for cash to these if given the authority will
       terminate no later than 15 months after the
       AGM; the Directors have no present intention
       of allotting shares other than as required
       in relation to the exercise of options under
       the Company s Employee Share Option Scheme;
       they intend to seek renewal at each AGM of
       the powers conferred by Resolutions 11 and
       12

S.13   Authorize the Company, for the purpose of Section         Mgmt          For                            *
       166 of the Companies Act 1985, to make market
       purchases  Section 163 of the Act  of up to
       194 million ordinary shares of 2.5p each in
       the capital of the Company, at a minimum price
       which will be paid for a share  exclusive of
       expenses  is its nominal value and not more
       than 105% of the average middle market quotations
       for ordinary, for the 5 business days;  Authority
       expires the earlier of the conclusion of the
       AGM of the Company in 2005 or 30 SEP 2005 ;
       the Company, before the expiry, may make a
       contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry

14.    Approve the changes to the rules of the Dixons            Mgmt          For                            *
       Group PLC Approved Employee Share Option Scheme
       2000  the Approved Scheme  and the Dixons Group
       PLC Unapproved Employee Share Option Scheme
       2000  the Approved Scheme

15.    Authorize the Directors to grant options to               Mgmt          For                            *
       French Employees under the Dixons Group Unapproved
       Employee Option Scheme 2000  the Unapproved
       Scheme  as specified




--------------------------------------------------------------------------------------------------------------------------
 DNB NOR ASA                                                                                 Agenda Number:  700680223
--------------------------------------------------------------------------------------------------------------------------
        Security:  R1812S105
    Meeting Type:  AGM
    Meeting Date:  21-Apr-2005
          Ticker:
            ISIN:  NO0010031479
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MULTIPLE BENEFICAL OWNER INFORMATION NOTE:                Non-Voting    No vote
       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

1.1    Elect Mr. Widar Slemdal Andersen as a Member              Mgmt          For                            *
       to the Supervisory Board

1.2    Elect Mr. Anne Cathrine Frostrup as a Member              Mgmt          For                            *
       to the Supervisory Board

1.3    Elect Mr. Elisabeth Graendsen as a Member to              Mgmt          For                            *
       the Supervisory Board

1.4    Elect Mr. Knut Hartvig Johannson  as a Member             Mgmt          For                            *
       to the Supervisory Board

1.5    Elect Mr. Erik Sture Larre Sr as a Member to              Mgmt          For                            *
       the Supervisory Board

1.6    Elect Mr. Ole-Eirik Leroy  as a Member to the             Mgmt          For                            *
       Supervisory Board

1.7    Elect Mr. Trond Mohn as a Member to the Supervisory       Mgmt          For                            *
       Board

1.8    Elect Mr. Anita Roarsen as a Member to the Supervisory    Mgmt          For                            *
       Board

1.9    Elect Mr. Benedicte Berg Schilbred as a Member            Mgmt          For                            *
       to the Supervisory Board

1.10   Elect Mr. Jorgen Tommeras as a Member to the              Mgmt          For                            *
       Supervisory Board

1.11   Elect Mr. Dag J. Opedal,  as the Deputy to the            Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2006

1.12   Elect Mr. Erik Buchmann, as the Deputy to the             Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2007

1.13   Elect Mr. Turid Dankertsen, as the Deputy to              Mgmt          For                            *
       the Supervisory Board with a term of office
       until the AGM in 2007

1.14   Elect Mr. Rolf Domstein, as the Deputy to the             Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2007

1.15   Elect Mr. Jan-Erik Dyvi, as the Deputy to the             Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2007

1.16   Elect Mr. Eva Granly Fredriksen, as the Deputy            Mgmt          For                            *
       to the Supervisory Board with a term of office
       until the AGM in 2007

1.17   Elect Mr. Harriet Hagan,  as the Deputy to the            Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2007

1.18   Elect Mr. Rolf Hodne, as the Deputy to the Supervisory    Mgmt          For                            *
       Board with a term of office until the AGM in
       2007

1.19   Elect Mr. Liv Johannson, as the Deputy to the             Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2007

1.20   Elect Mr. Herman Mehren, as the Deputy to the             Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2007

1.21   Elect Mr. Aage Most, as the Deputy to the Supervisory     Mgmt          For                            *
       Board with a term of office until the AGM in
       2007

1.22   Elect Mr. Einar Nistad, as the Deputy to the              Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2007

1.23   Elect Mr. Asbjorn Olsen, as the Deputy to the             Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2007

1.24   Elect Mr. Oddbjorn Paulsen, as the Deputy to              Mgmt          For                            *
       the Supervisory Board with a term of office
       until the AGM in 2007

1.25   Elect Mr. Arthur Sletteberg, as the Deputy to             Mgmt          For                            *
       the Supervisory Board with a term of office
       until the AGM in 2007

1.26   Elect Mr. Birger Solberg, as the Deputy to the            Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2007

1.27   Elect Mr. Tove Storrodvann, as the Deputy to              Mgmt          For                            *
       the Supervisory Board with a term of office
       until the AGM in 2007

1.28   Elect Mr. Anne Bjorg Thoen, as the Deputy to              Mgmt          For                            *
       the Supervisory Board with a term of office
       until the AGM in 2007

1.29   Elect Mr. Lars Wenaas, as the Deputy to the               Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2007

1.30   Elect Mr. Hanne Rigmor Egenaess Wiig, as the              Mgmt          For                            *
       Deputy to the Supervisory Board with a term
       of office until the AGM in 2007

2.1    Elect Mr. Helge B. Andresen, as the Member to             Mgmt          For                            *
       the Control Committee until the AGM in 2007

2.2    Elect Mr. Frode Hassel, as the Member to the              Mgmt          For                            *
       Control Committee until the AGM in 2007

2.3    Elect Mr. Kristin Normann, Oslo, as the Member            Mgmt          For                            *
       to the Control Committee until the AGM in 2007

2.4    Elect Mr. Thorstein Overland, as the Member               Mgmt          For                            *
       to the Control Committee until the AGM in 2007

2.5    Elect Mr. Svein Brustad, as the Deputy to the             Mgmt          For                            *
       Control Committee until the AGM in 2007

2.6    Elect Mr. Anita Roarsen, as the Deputy to the             Mgmt          For                            *
       Control Committee until the AGM in 2007

3.1    Elect Mr. Per Otterdahl Moller, as the Member             Mgmt          For                            *
       to the Election Committee

3.2    Elect Mr. Benedicte Berg Schilbred, as the Member         Mgmt          For                            *
       to the Election Committee

4.     Approve that the Supervisory Board has examined           Mgmt          For                            *
       the proposal for the annual accounts for 2004
       as well as the proposed allocation of the profit
       for the year, including the distribution of
       a dividend of NOK 2.55 per share to registered
       shareholders as at 21 APR 2005, to be  distributed
       as from 10 MAY 2005 and recommends that the
       general meeting approve the Board of Directors
       proposal for the 2004  annual report and accounts,
       including the distribution of dividends; the
       shares in DnB NOR ASA will be quoted ex-dividend
       on  22 APR 2005

5.     Approve the Statutory Auditor s remuneration              Mgmt          For                            *
       for 2004 of NOK 450,000 for DnB NOR ASA

6.     Authorize the Board of Directors to achieve               Mgmt          For                            *
       an optimal level of equity, of DnB NOR ASA
       to acquire own shares for a total face value
       of up to NOK 1,339,089, 894, corresponding
       to 10 % of share capital. The shares may be
       purchased through the stock market, each share
       may be purchased at prices between NOK 10 and
       NOK 100  Authority is valid for a period of
       12 months  acquired shares shall be sold in
       accordance with regulations on the reduction
       of capital

7.     Amend Article 2-2, 3-1, 3-5, 6-1 of the Articles          Mgmt          For                            *
       of Association

8.     Approve the instruction for the Election Committee        Mgmt          For                            *

9.     Approve the information on corporate Governance           Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 DOMINION RESOURCES, INC.                                                                    Agenda Number:  932284641
--------------------------------------------------------------------------------------------------------------------------
        Security:  25746U109
    Meeting Type:  Annual
    Meeting Date:  22-Apr-2005
          Ticker:  D
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       PETER W. BROWN                                            Mgmt          For                            For
       RONALD J. CALISE                                          Mgmt          For                            For
       THOS. E. CAPPS                                            Mgmt          For                            For
       GEORGE A. DAVIDSON, JR.                                   Mgmt          For                            For
       THOMAS F. FARRELL, II                                     Mgmt          For                            For
       JOHN W. HARRIS                                            Mgmt          For                            For
       ROBERT S. JEPSON, JR.                                     Mgmt          For                            For
       MARK J. KINGTON                                           Mgmt          For                            For
       BENJAMIN J. LAMBERT III                                   Mgmt          For                            For
       RICHARD L. LEATHERWOOD                                    Mgmt          For                            For
       MARGARET A. MCKENNA                                       Mgmt          For                            For
       KENNETH A. RANDALL                                        Mgmt          For                            For
       FRANK S. ROYAL                                            Mgmt          For                            For
       S. DALLAS SIMMONS                                         Mgmt          For                            For
       DAVID A. WOLLARD                                          Mgmt          For                            For

02     APPROVE THE ADOPTION OF THE NON-EMPLOYEE DIRECTORS        Mgmt          For                            For
       COMPENSATION PLAN.

03     APPROVE THE ADOPTION OF THE 2005 INCENTIVE COMPENSATION   Mgmt          For                            For
       PLAN.

04     RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS            Mgmt          For                            For
       FOR THE 2005 FINANCIAL STATEMENTS.

05     SHAREHOLDER PROPOSAL.                                     Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 DTE ENERGY COMPANY                                                                          Agenda Number:  932273460
--------------------------------------------------------------------------------------------------------------------------
        Security:  233331107
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2005
          Ticker:  DTE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       LILLIAN BAUDER                                            Mgmt          For                            For
       JOSUE ROBLES JR.                                          Mgmt          For                            For
       HOWARD F. SIMS                                            Mgmt          For                            For

02     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM             Mgmt          For                            For
       DELOITTE & TOUCHE LLP




--------------------------------------------------------------------------------------------------------------------------
 DUKE ENERGY CORPORATION                                                                     Agenda Number:  932272684
--------------------------------------------------------------------------------------------------------------------------
        Security:  264399106
    Meeting Type:  Annual
    Meeting Date:  12-May-2005
          Ticker:  DUK
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ROGER AGNELLI*                                            Mgmt          For                            For
       G. ALEX BERNHARDT, SR.*                                   Mgmt          For                            For
       DENNIS R. HENDRIX*                                        Mgmt          For                            For
       A. MAX LENNON**                                           Mgmt          For                            For

02     APPROVAL OF AMENDMENTS TO DUKE ENERGY S RESTATED          Mgmt          For                            For
       ARTICLES OF INCORPORATION TO ELIMINATE CLASSIFICATION
       OF DUKE ENERGY S BOARD OF DIRECTORS.

03     RATIFICATION OF DELOITTE & TOUCHE LLP AS DUKE             Mgmt          For                            For
       ENERGY S INDEPENDENT AUDITORS FOR 2005.




--------------------------------------------------------------------------------------------------------------------------
 E.ON AKTIENGESELLSCHAFT EON, DUESSELDORF                                                    Agenda Number:  700661184
--------------------------------------------------------------------------------------------------------------------------
        Security:  D24909109
    Meeting Type:  OGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  DE0007614406
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and annual               Mgmt          For                            *
       report for the 2004 FY with the report of the
       Supervisory Board, the Group financial statements
       and the Group annual report

2.     Approve the appropriation of the distributable            Mgmt          For                            *
       profit of EUR 1,549,010,497.05 as follows:
       payment of a dividend of EUR 2.35 per no-par
       share ex-dividend and payable date: 28 APR
       2005

3.     Ratify the acts of the Board of Managing Directors        Mgmt          For                            *

4.     Ratify the acts of the Supervisory Board                  Mgmt          For                            *

5.     Authorize the Board of Managing Directors, with           Mgmt          For                            *
       the consent of the Supervisory Board, to increase
       the Company's share capital by up to EUR 540,000,000
       through the issue of new bearer no-par shares
       against payment in cash and/or kind, on or
       before 27 APR 2010;  shareholders shall be
       granted subscription rights for a capital increase
       against payment in cash; shareholders subscription
       rights may be excluded for residual amounts,
       for the granting of such rights to bond holders,
       for a capital increase of up to 10% of the
       share capital if the new shares are issued
       at a price not materially below their market
       price, and for the issue of shares to employees
       of the Company and its affiliates, or against
       payment in kind; and amend the corresponding
       Articles of Association

6.     Authorize the Board of Managing Directors: to             Mgmt          For                            *
       acquire shares of the Company of up to 10%
       of its share capital, on or before 27 OCT 2006;
       the shares may be acquired through the stock
       exchange at a price neither more than 10% above
       nor more than 20% below the market price of
       the shares, by way of a public repurchase offer
       to all shareholders or by means of a public
       offer for the exchange of liquid shares which
       are admitted to trading on an organized market
       at a price not differing more than 20% from
       the market price of the shares, and by using
       derivatives in the form of call or put options
       if the exercise price is neither more than
       10% above nor more than 20% below the market
       price of the shares; to dispose of the shares
       in a manner other than the stock exchange or
       a rights offering if the shares are sold at
       a price not materially below their market price,
       used for acquisition purposes or for satisfying
       existing option and conversion rights, or issued
       to the Company's and its affiliates employees;
       the shares may also be retired

7.     Approve the Control and Profit Transfer Agreement         Mgmt          For                            *
       with the Company's wholly-owned E.ON Finanzanlagen
       GmbH, effective retroactively from 02 FEB 2005,
       until at least 31 DEC 2010

8.     Approve that, from the 2005 FY, the Members               Mgmt          For                            *
       of the Supervisory Board shall receive a fixed
       annual remuneration of EUR 55,000, a variable
       remuneration of EUR 115 for every EUR 0.01
       of the dividend payment per share in excess
       of EUR 0.10, and an additional variable remuneration
       of EUR 70 for every EUR 0.01 of the earnings
       per share in excess of EUR 2.30; and amend
       the corresponding Articles of Association

9.     Amend the Articles of Association in connection           Mgmt          For                            *
       with the Law on Corporate Integrity and the
       modernization of the right to set aside resolutions
       of shareholders meetings  UMAG , as follows:
       Section 15, regarding shareholders' meetings
       being convened no later than 30 days prior
       to the day by which shareholders are required
       to register to attend the shareholders meeting;
       Section 18, regarding shareholders intending
       to attend the shareholders meeting being obliged
       to register at least 7 days prior to the shareholders
       meeting and to provide a proof  in German or
       English  of their entitlement to attend the
       shareholders meeting or to exercise their voting
       rights

10.    Appoint PWC Deutsche Revision AG as the Auditors          Mgmt          For                            *
       for the FY 2005              ors for the year
       2005

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

       COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS             Non-Voting    No vote
       MEETING. A LINK TO THE COUNTER PROPOSAL INFORMATION
       IS AVAILABLE IN THE MATERIAL URL SECTION OF
       THE APPLICATION. IF YOU WISH TO ACT ON THESE
       ITEMS, YOU WILL NEED TO REQUEST A MEETING ATTEND
       AND VOTE YOUR SHARES AT THE COMPANY
       S MEETING.




--------------------------------------------------------------------------------------------------------------------------
 EDISON INTERNATIONAL                                                                        Agenda Number:  932301118
--------------------------------------------------------------------------------------------------------------------------
        Security:  281020107
    Meeting Type:  Annual
    Meeting Date:  19-May-2005
          Ticker:  EIX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J.E. BRYSON                                               Mgmt          For                            For
       F.A. CORDOVA                                              Mgmt          For                            For
       B.M. FREEMAN                                              Mgmt          For                            For
       B. KARATZ                                                 Mgmt          For                            For
       L.G. NOGALES                                              Mgmt          For                            For
       R.L. OLSON                                                Mgmt          For                            For
       J.M. ROSSER                                               Mgmt          For                            For
       R.T. SCHLOSBERG, III                                      Mgmt          For                            For
       R.H. SMITH                                                Mgmt          For                            For
       T.C. SUTTON                                               Mgmt          For                            For

02     SHAREHOLDER PROPOSAL ON  FUTURE GOLDEN PARACHUTES         Shr           For                            Against




--------------------------------------------------------------------------------------------------------------------------
 EIRCOM GROUP PLC                                                                            Agenda Number:  700592315
--------------------------------------------------------------------------------------------------------------------------
        Security:  G3087T109
    Meeting Type:  AGM
    Meeting Date:  13-Oct-2004
          Ticker:
            ISIN:  GB0034341890
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          No Action                      *
       the financial statements and the Independent
       Auditors  report on the financial statements
       for the FYE 31 MAR 2004

2.     Approve the Directors  remuneration report for            Mgmt          No Action                      *
       the FYE 31 MAR 2004

3.     Re-elect Sir Anthony John Francis O  Reilly               Mgmt          No Action                      *
       as a Director

4.     Re-elect Mr. Con Scanlon as a Director                    Mgmt          No Action                      *

5.     Re-elect Dr. Philip Nolan as a Director                   Mgmt          No Action                      *

6.     Re-elect Mr. John Conroy as a Director                    Mgmt          No Action                      *

7.     Re-elect Mr. Peter Eugene Lynch as a Director             Mgmt          No Action                      *

8.     Re-elect Mr. Donald Aidan Roche as a Director             Mgmt          No Action                      *

9.     Re-elect Mr. Didier Jean Claude Delepine as               Mgmt          No Action                      *
       a Director

10.    Re-elect Mr. Kevin Christopher Melia as a Director        Mgmt          No Action                      *

11.    Re-elect Mr. Maurice Alan Pratt as a Director             Mgmt          No Action                      *

12.    Re-elect Mr. Padraic Joseph O Connor as a Director        Mgmt          No Action                      *

13.    Re-elect Mr. David Francis McRedmond as a Director        Mgmt          No Action                      *

14.    Re-elect Mr. Cathal Gerard Magee as a Director            Mgmt          No Action                      *

15.    Re-elect Mr. Irial Finan as a Director                    Mgmt          No Action                      *

16.    Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          No Action                      *
       of the Company

17.    Authorize the Directors to determine the remuneration     Mgmt          No Action                      *
       of the Auditors

18.    Approve to renew the authority conferred on               Mgmt          No Action                      *
       the Directors by Article 12 of the Company
       s Articles of Association;  Authority expires
       the earlier of the conclusion of the next AGM
       or 15 months ; and for that prescribed period
       the Section 80 amount shall be EUR 24,763,388
       one third of the issued ordinary share capital
       of the Company

S.19   Approve to renew the authority conferred on               Mgmt          No Action                      *
       the Directors by Article 13 of the Company
       s Articles of Association;  Authority expires
       the earlier of the conclusion of the next AGM
       or 15 months ; and for that prescribed period
       the Section 89 amount shall be EUR 3,714,508
       5% of the issued ordinary share capital of
       the Company, calculated exclusive of treasury
       shares held by the Company

S.20   Authorize the Company to purchase its own fully-paid      Mgmt          No Action                      *
       ordinary shares of EUR 0.10 each by way of
       market purchases  Section 163(3) of the UK
       Companies Act 1985  of up to 74,290,165 ordinary
       shares of EUR 0.10 each with the Company, at
       a minimum price for each ordinary share of
       EUR 0.10 each is EUR 0.10 per share and not
       more than 5% above the average middle market
       quotations as published in the London Stock
       Exchange Daily Official List, for the 5 business
       days;  Authority expires the earlier of the
       conclusion of the next AGM of the Company or
       15 months ; the Company, before the expiry,
       may make a contract to purchase ordinary shares
       of EUR 0.10 each where the purchase will or
       may be completed, either fully or partly after
       such expiry




--------------------------------------------------------------------------------------------------------------------------
 EKORNES ASA                                                                                 Agenda Number:  700706180
--------------------------------------------------------------------------------------------------------------------------
        Security:  R20126109
    Meeting Type:  AGM
    Meeting Date:  11-May-2005
          Ticker:
            ISIN:  NO0003035305
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU

1.     Approve the invitation and the agenda                     Mgmt          For                            *

2.     Elect the Meeting Chair                                   Mgmt          For                            *

3.     Approve the 2004 annual report and the accounts           Mgmt          For                            *

4.     Approve the remuneration of the Board of Members,         Mgmt          For                            *
       the Auditor and the Election Committee

5.     Elect the Board Members                                   Mgmt          For                            *

6.     Grant authority to purchase up to 1 % of the              Mgmt          For                            *
       Company s own shares in connection with the
       employees bonus scheme for 2005 and the share
       option  40.000  from the option scheme established
       in 2000 that are still not exercised




--------------------------------------------------------------------------------------------------------------------------
 EMERSON ELECTRIC CO.                                                                        Agenda Number:  932245726
--------------------------------------------------------------------------------------------------------------------------
        Security:  291011104
    Meeting Type:  Annual
    Meeting Date:  01-Feb-2005
          Ticker:  EMR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       D.N. FARR                                                 Mgmt          For                            For
       C.A. PETERS                                               Mgmt          For                            For
       D.C. FARRELL                                              Mgmt          For                            For
       J.W. PRUEHER                                              Mgmt          For                            For
       R.B. HORTON                                               Mgmt          For                            For

02     APPROVAL OF THE EMERSON ELECTRIC CO. RESTRICTED           Mgmt          For                            For
       STOCK PLAN FOR NON-MANAGEMENT DIRECTORS

03     REAPPROVAL OF PERFORMANCE MEASURES UNDER THE              Mgmt          For                            For
       EMERSON ELECTRIC CO. ANNUAL INCENTIVE PLAN

04     RATIFICATION OF INDEPENDENT AUDITORS                      Mgmt          For                            For

05     THE STOCKHOLDER PROPOSAL ON SEXUAL ORIENTATION            Shr           Against                        For
       DESCRIBED IN THE PROXY STATEMENT




--------------------------------------------------------------------------------------------------------------------------
 ENBRIDGE INC                                                                                Agenda Number:  700671969
--------------------------------------------------------------------------------------------------------------------------
        Security:  29250N105
    Meeting Type:  MIX
    Meeting Date:  05-May-2005
          Ticker:
            ISIN:  CA29250N1050
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the consolidated annual financial statements      Non-Voting    No vote
       and the report of the Auditors for the FYE
       31 DEC 2004

1.1    Elect Mr. David A. Arledge as a Director                  Mgmt          For                            *

1.2    Elect Mr. J. Lorne Braithwaite as a Director              Mgmt          For                            *

1.3    Elect Mr. E. Susan Evans as a Director                    Mgmt          For                            *

1.4    Elect Mr. Louis D. Hyndman as a Director                  Mgmt          For                            *

1.5    Elect Mr. George K. Petty as a Director                   Mgmt          For                            *

1.6    Elect Mr. James J. Blanchard as a Director                Mgmt          For                            *

1.7    Elect Mr. Patrick D. Daniel as a Director                 Mgmt          For                            *

1.8    Elect Mr. William R. Fatt as a Director                   Mgmt          For                            *

1.9    Elect Mr. Robert W. Martin as a Director                  Mgmt          For                            *

1.10   Elect Mr. Charles E. Shultz as a Director                 Mgmt          For                            *

2.     Appoint PricewaterhouseCoopers LLP as the Auditors        Mgmt          For                            *
       at a remuneration to be fixed by the Board

S.3.   PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           For                            *
       PROPOSAL: Approve that: 1) the Corporation
       be authorized and directed to apply for a Certificate
       of Amendment under Section 173 of the Canada
       Business Corporations Act to amend its Articles
       in order to provide for the division of each
       common share of the Corporation into two common
       shares; 2) any officer or Director of the Corporation
       be authorized, for and on behalf of the Corporation,
       under corporate seal or otherwise, to do all
       such things and to execute all such documents
       or instruments as may be necessary or desirable
       to give effect to this resolution and the matters
       authorized hereby, such determination to be
       conclusively evidenced by the execution and
       delivery of any such documents or instruments
       and the taking of any such actions; and 3)
       the Directors of the Corporation be authorized
       to revoke this special resolution in whole
       or in part without further approval of the
       shareholders at any time prior to its being
       acted upon, if the Directors deem such revocation
       to be in the best interests of the Corporation

4.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           For                            *
       PROPOSAL: Approve: 1) that the Shareholder
       Rights Plan of the Corporation be continued
       and to ratify the Shareholder Rights Plan Agreement
       the  2005 Rights Plan Agreement   dated as
       of 09 NOV 1995 and amended and restated as
       of 05 MAY 2005 between the Corporation and
       CIBC Mellon Trust Company, as Rights Agent;
       2) the making on or prior to 05 MAY 2005 of
       any revisions to the 2005 Rights Plan Agreement
       as may be required by any stock exchange or
       by professional commentators on Shareholder
       Rights Plans to conform the 2005 Rights Plan
       Agreement to versions of Shareholder Rights
       Plans prevalent for public reporting issuers
       in Canada, as may be approved by any two of
       the Chief Executive Officer, the Chief Financial
       Officer, any Group Vice President, any Vice
       President and the Corporate Secretary; 3) the
       2005 Rights Plan Agreement, as amended in accordance
       with Paragraph 2; and 4) to authorize any officer
       or Director of the Corporation, for and on
       behalf of the Corporation, under corporate
       seal or otherwise, to do all such things and
       to execute all such documents or instruments
       as may be necessary or desirable to give effect
       to this resolution and the matters authorized
       hereby, such determination to be conclusively
       evidenced by the execution and delivery of
       any such documents or instruments and the taking
       of any such actions

       Other matters                                             Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ENERGY EAST CORPORATION                                                                     Agenda Number:  932329964
--------------------------------------------------------------------------------------------------------------------------
        Security:  29266M109
    Meeting Type:  Annual
    Meeting Date:  09-Jun-2005
          Ticker:  EAS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN T. CARDIS                                            Mgmt          For                            For
       JOSEPH J. CASTIGLIA                                       Mgmt          For                            For
       LOIS B. DEFLEUR                                           Mgmt          For                            For
       G. JEAN HOWARD                                            Mgmt          For                            For
       DAVID M. JAGGER                                           Mgmt          For                            For
       SETH A. KAPLAN                                            Mgmt          For                            For
       BEN E. LYNCH                                              Mgmt          For                            For
       PETER J. MOYNIHAN                                         Mgmt          For                            For
       WALTER G. RICH                                            Mgmt          For                            For
       WESLEY W. VON SCHACK                                      Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS       Mgmt          For                            For
       LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM.




--------------------------------------------------------------------------------------------------------------------------
 ENI SPA, ROMA                                                                               Agenda Number:  700704186
--------------------------------------------------------------------------------------------------------------------------
        Security:  T3643A145
    Meeting Type:  AGM
    Meeting Date:  26-May-2005
          Ticker:
            ISIN:  IT0003132476
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID: 213014 DUE TO ADDITION OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM THERE WILL BE A SECOND CALL ON
       27 MAY 2005. YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. PLEASE BE ALSO ADVISED THAT YOUR
       SHARES WILL BE BLOCKED UNTIL THE QUORUM IS
       MET OR THE MEETING IS CANCELLED. THANK YOU

1.     Approve the financial statement as of 31 DEC              Mgmt          For                            *
       2004 of Eni Spa, the consolidated financial
       statement as of 31 DEC 2004, the reports of
       the Board of Directors, of the Board of Auditors
       and of the External Auditors

2.     Approve the allocation of earnings                        Mgmt          For                            *

3.     Grant authority to buy back own shares                    Mgmt          For                            *

4.     Approve the disposal of own shares in service             Mgmt          For                            *
       of a Stock Option Plan to the Managers of the
       Group

5.     Approve the number of the Members of the Board            Mgmt          For                            *
       of Directors

6.     Approve to establish the duration of the Board            Mgmt          For                            *
       of Directors

7.     Appoint Mr. Alberto Clo, Mr. Renzo Costi and              Mgmt          Against                        *
       Mr. Marco Reboa presented by Fineco Asset Management
       Spa Sgr, Arca Sgr Spa, Aureo Gestioni Sgr Spa,
       BNL Gestioni Sgr Spa, DWS Investments Italy
       Sgr Spa, Ersel Asset Management Sgr Spa, RAS
       Asset Management Sgr Spa, Hermes Administration
       Services Limited, Mediolanum International
       Funds Limited, Mediolanum Gestione Fondi Sgr
       Spa, Monte Paschi Asset Management Sgr Spa,
       Nextra Investment Management Sgr Spa, Pioneer
       Asset Management SA, Pioneer Investment Management
       Sgr Spa, Aletti Gestielle Sgr Spa, San Paolo
       Imi Asset Management Sgr Spa, holding more
       than 1% of stock capital and appoint Mr.Roberto
       Poli  Chairman  , Mr. Dario Fruscio, Mr. Marco
       Pinto, Mario Resca, Mr. Paolo Scaroni, Mr.
       Pierluigi Scibetta presented by Ministry of
       Finance, holding 20,31% of stock capital as
       a Directors

8.     Appoint the Chairman of the Board of Directors            Mgmt          Against                        *

9.     Approve the rewards for the Chairman of Board             Mgmt          For                            *
       of Directors

10.    Appoint Mr. Giorgio Silva, Mr. Riccardo Perotta           Mgmt          Against                        *
       and Mr. Massimo Gentile  Alternative Auditor
       presented by Candidates presented by Fineco
       Asset Management Spa Sgr, Arca Sgr Spa, Aureo
       Gestioni Sgr Spa, BNL Gestioni Sgr Spa, DWS
       Investments Italy Sgr Spa, Ersel Asset Management
       Sgr Spa, RAS Asset Management Sgr Spa, Hermes
       Administration Services Limited, Mediolanum
       International Funds Limited, Mediolanum Gestione
       Fondi Sgr Spa, Monte Paschi Asset Management
       Sgr Spa, Nextra Investment Management Sgr Spa,
       Pioneer Asset Management SA, Pioneer Investment
       Management Sgr Spa, Aletti Gestielle Sgr Spa,
       San Paolo Imi Asset Management Sgr Spa, holding
       more than 1% of stock capital and appoint Mr.
       Paolo Colombo  Chairman , Mr. Filippo Duodo,
       Mr. Edoardo Grisolia and Mr. Francesco Bilotti
       Alternative Auditor  presented by the Ministry
       of Finance, holding 20,31% of stock capital
       as the Internal Auditors

11.    Appoint the Chairman of Board of Auditors                 Mgmt          For                            *

12.    Approve the rewards for the Chairman of Board             Mgmt          For                            *
       of Auditors and the Statutory Auditors




--------------------------------------------------------------------------------------------------------------------------
 ENTERGY CORPORATION                                                                         Agenda Number:  932293575
--------------------------------------------------------------------------------------------------------------------------
        Security:  29364G103
    Meeting Type:  Annual
    Meeting Date:  13-May-2005
          Ticker:  ETR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       M.S. BATEMAN                                              Mgmt          For                            For
       W.F. BLOUNT                                               Mgmt          For                            For
       S.D. DEBREE                                               Mgmt          For                            For
       C.P. DEMING                                               Mgmt          For                            For
       A.M. HERMAN                                               Mgmt          For                            For
       D.C. HINTZ                                                Mgmt          For                            For
       J.W. LEONARD                                              Mgmt          For                            For
       R. V.D. LUFT                                              Mgmt          For                            For
       K.A. MURPHY                                               Mgmt          For                            For
       J.R. NICHOLS                                              Mgmt          For                            For
       W.A. PERCY, II                                            Mgmt          For                            For
       D.H. REILLEY                                              Mgmt          For                            For
       S.V. WILKINSON                                            Mgmt          For                            For

02     RATIFICATION OF EXTERNAL AUDITORS.                        Mgmt          For                            For

03     STOCKHOLDER PROPOSAL REGARDING INDEPENDENT CHAIRMAN       Shr           Against                        For
       OF BOARD OF DIRECTORS.

04     STOCKHOLDER PROPOSAL REGARDING MAJORITY ELECTION          Shr           For                            Against
       OF DIRECTORS.




--------------------------------------------------------------------------------------------------------------------------
 EQUITABLE RESOURCES, INC.                                                                   Agenda Number:  932267784
--------------------------------------------------------------------------------------------------------------------------
        Security:  294549100
    Meeting Type:  Annual
    Meeting Date:  13-Apr-2005
          Ticker:  EQT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECTION OF DIRECTOR - TERM EXPIRING 2007 NOMINEE:        Mgmt          For                            For
       VICKY A. BAILEY

1B     DIRECTOR
       PHYLLIS A DOMM ED.D*                                      Mgmt          For                            For
       DAVID L. PORGES*                                          Mgmt          For                            For
       JAMES E. ROHR*                                            Mgmt          For                            For
       DAVID S. SHAPIRA*                                         Mgmt          For                            For

2      RATIFY APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT    Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTANTS




--------------------------------------------------------------------------------------------------------------------------
 EQUITY OFFICE PROPERTIES TRUST                                                              Agenda Number:  932299995
--------------------------------------------------------------------------------------------------------------------------
        Security:  294741103
    Meeting Type:  Annual
    Meeting Date:  24-May-2005
          Ticker:  EOP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MARILYN A. ALEXANDER                                      Mgmt          For                            For
       THOMAS E. DOBROWSKI                                       Mgmt          For                            For
       WILLIAM M. GOODYEAR                                       Mgmt          For                            For
       JAMES D. HARPER, JR.                                      Mgmt          For                            For
       RICHARD D. KINCAID                                        Mgmt          For                            For
       DAVID K. MCKOWN                                           Mgmt          For                            For
       SHELI Z. ROSENBERG                                        Mgmt          For                            For
       STEPHEN I. SADOVE                                         Mgmt          For                            For
       SALLY SUSMAN                                              Mgmt          For                            For
       J.H.W.R. VAN DER VLIST                                    Mgmt          For                            For
       SAMUEL ZELL                                               Mgmt          For                            For

02     RATIFICATION OF THE AUDIT COMMITTEE S APPOINTMENT         Mgmt          For                            For
       OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.




--------------------------------------------------------------------------------------------------------------------------
 EQUITY RESIDENTIAL                                                                          Agenda Number:  932307300
--------------------------------------------------------------------------------------------------------------------------
        Security:  29476L107
    Meeting Type:  Annual
    Meeting Date:  26-May-2005
          Ticker:  EQR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN W. ALEXANDER                                         Mgmt          For                            For
       CHARLES L. ATWOOD                                         Mgmt          For                            For
       BRUCE W. DUNCAN                                           Mgmt          For                            For
       STEPHEN O. EVANS                                          Mgmt          For                            For
       JAMES D. HARPER, JR.                                      Mgmt          For                            For
       BOONE A. KNOX                                             Mgmt          For                            For
       DESIREE G. ROGERS                                         Mgmt          For                            For
       SHELI Z. ROSENBERG                                        Mgmt          For                            For
       GERALD A. SPECTOR                                         Mgmt          For                            For
       B. JOSEPH WHITE                                           Mgmt          For                            For
       SAMUEL ZELL                                               Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF ERNST & YOUNG            Mgmt          For                            For
       LLP AS THE COMPANY S INDEPENDENT AUDITORS FOR
       THE YEAR ENDING DECEMBER 31, 2005.




--------------------------------------------------------------------------------------------------------------------------
 EURONEXT NV, AMSTERDAM                                                                      Agenda Number:  700599977
--------------------------------------------------------------------------------------------------------------------------
        Security:  N3113K108
    Meeting Type:  EGM
    Meeting Date:  25-Oct-2004
          Ticker:
            ISIN:  NL0000241511
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No Action                      *
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 19 OCT 2004. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Opening                                                   Non-Voting    No Action                      *

2.     Receive the notice of appointment Mr. Van der             Mgmt          No Action                      *
       Does de Willebois as a Member of the Board
       of Management

3.     Closing                                                   Non-Voting    No Action                      *




--------------------------------------------------------------------------------------------------------------------------
 EURONEXT NV, AMSTERDAM                                                                      Agenda Number:  700713034
--------------------------------------------------------------------------------------------------------------------------
        Security:  N3113K108
    Meeting Type:  AGM
    Meeting Date:  01-Jun-2005
          Ticker:
            ISIN:  NL0000241511
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening                                                   Non-Voting    No vote

2.     Appoint a Secretary for the meeting                       Mgmt          For                            *

3.a    Receive the report of the Board of Management             Mgmt          For                            *
       for the FY 2004

3.b    Approve to establish the annual accounts                  Mgmt          For                            *

3.c    Approve the Reservation and Dividend Policy               Mgmt          For                            *

3.d    Approve the dividend payment                              Mgmt          For                            *

4.a    Grant discharge to the Board of Management                Mgmt          For                            *

4.b    Grant discharge to the Supervisory Board                  Mgmt          For                            *

5.     Appoint an Auditor                                        Mgmt          For                            *

6.     Approve the Corporate governance                          Mgmt          For                            *

7.     Approve the profile of the Supervisory Board              Mgmt          For                            *

8.     Approve the notice of the proposed appointment            Mgmt          For                            *
       by the Supervisory Board of a Member of the
       Board of Management

9.     Approve the Remuneration Policy of the Board              Mgmt          Abstain                        *
       of Management

10.    Approve the remuneration of the Supervisory               Mgmt          Abstain                        *
       Board and the Committees of the Supervisory
       Board

11.    Approve the Euronext Executive Incentive Plan             Mgmt          Abstain                        *

12.a   Authorize the Board of Management to acquire              Mgmt          For                            *
       fully paid shares of the Company

12.b   Approve to reduce the issues capital by canceling         Mgmt          For                            *
       acquired shares

12.c   Authorize the Board of Management, for period             Mgmt          For                            *
       of 18 months, to issue shares and to grant
       rights to acquire shares

12.d   Authorize the Board of Management, for period             Mgmt          Against                        *
       of 10 months, to limit or exclude the pre-endive
       right

13.    Amend the Articles of Association, including              Mgmt          For                            *
       the abolishment of the structure regime

14.    Any other business                                        Other         For                            *

15.    Closure                                                   Non-Voting    No vote

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 27 MAY 2005 SHARES CAN BE TRADED
       THEREAFTER. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 FBG FIN LTD                                                                                 Agenda Number:  700591262
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q3944W187
    Meeting Type:  AGM
    Meeting Date:  25-Oct-2004
          Ticker:
            ISIN:  AU000000FGL6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Re-elect Mr. D.A. Crawford as a Director, who             Mgmt          For                            *
       retires by rotation in accordance with the
       Company s Constitution

2.     Re-elect Mr. B. Healey as a Director, who retires         Mgmt          For                            *
       by rotation in accordance with the Company
       s Constitution

3.     Approve to increase the total amount of the               Mgmt          For                            *
       Directors  fees by the Company, that may be
       received by the Company s Non-Executive Directors
       from AUD 900,000 to AUD 1,200,000

4.     Authorize the Directors: a) to establish and              Mgmt          For                            *
       in their discretion maintain, with effect from
       the date of this resolution, the plans proposed
       to be called the Foster s Employee Share Grant
       Plan  Share Grant Plan  and the Foster s Employee
       Share Grant Replica Plan  Replica Plan  on
       substantially the terms and conditions as specified,
       and implement the Plans; b) approve to issue
       the participating employees under the Share
       Grant Plan, ordinary shares in the Company
       in accordance with the rules for the Share
       Grant Plan as specified, and that such issues
       of ordinary shares as an exception to ASX Listing
       Rule 7.1; and c) make awards to participating
       employees under the Replica Plan to receive
       payments in accordance with the rules for the
       Replica Plan

5.     Approve the acquisition of rights in respect              Mgmt          For                            *
       of up to a maximum of 340,000 ordinary shares
       in the Company in respect of the FY 2004/2005,
       subject to the relevant performance standards
       prescribed under the Foster s Long Term Incentive
       Plan  Plan , by Mr. T.L.O Hoy, President and
       the Chief Executive Officer of the Company,
       under the Plan




--------------------------------------------------------------------------------------------------------------------------
 FEDERAL HOME LOAN MORTGAGE CORPORATI                                                        Agenda Number:  932224823
--------------------------------------------------------------------------------------------------------------------------
        Security:  313400301
    Meeting Type:  Annual
    Meeting Date:  04-Nov-2004
          Ticker:  FRE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       BARBARA T. ALEXANDER                                      Mgmt          For                            For
       GEOFFREY T. BOISI                                         Mgmt          For                            For
       MICHELLE ENGLER                                           Mgmt          For                            For
       RICHARD KARL GOELTZ                                       Mgmt          For                            For
       THOMAS S. JOHNSON                                         Mgmt          For                            For
       WILLIAM M. LEWIS, JR.                                     Mgmt          For                            For
       JOHN B. MCCOY                                             Mgmt          For                            For
       EUGENE M. MCQUADE                                         Mgmt          For                            For
       SHAUN F. O'MALLEY                                         Mgmt          For                            For
       RONALD F. POE                                             Mgmt          For                            For
       STEPHEN A. ROSS                                           Mgmt          For                            For
       RICHARD F. SYRON                                          Mgmt          For                            For
       WILLIAM J. TURNER                                         Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS     Mgmt          For                            For
       LLP AS INDEPENDENT AUDITORS FOR THE YEAR 2004

03     APPROVAL OF THE 2004 STOCK COMPENSATION PLAN              Mgmt          For                            For

04     APPROVAL OF THE AMENDED AND RESTATED EMPLOYEE             Mgmt          For                            For
       STOCK PURCHASE PLAN




--------------------------------------------------------------------------------------------------------------------------
 FIDELITY NATIONAL FINANCIAL, INC.                                                           Agenda Number:  932348419
--------------------------------------------------------------------------------------------------------------------------
        Security:  316326107
    Meeting Type:  Annual
    Meeting Date:  22-Jun-2005
          Ticker:  FNF
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WILLIAM P. FOLEY, II                                      Mgmt          For                            For
       FRANK P. WILLEY                                           Mgmt          For                            For
       TERRY N. CHRISTENSEN                                      Mgmt          For                            For
       THOMAS M. HAGERTY                                         Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR              Mgmt          For                            For
       INDEPENDENT AUDITORS FOR THE 2005 FISCAL YEAR.




--------------------------------------------------------------------------------------------------------------------------
 FIRSTENERGY CORP.                                                                           Agenda Number:  932276240
--------------------------------------------------------------------------------------------------------------------------
        Security:  337932107
    Meeting Type:  Annual
    Meeting Date:  17-May-2005
          Ticker:  FE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       A.J. ALEXANDER                                            Mgmt          For                            For
       R.W. MAIER                                                Mgmt          For                            For
       R.N. POKELWALDT                                           Mgmt          For                            For
       W.M. TAYLOR                                               Mgmt          For                            For
       J.T. WILLIAMS, SR.                                        Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT REGISTERED PUBLIC             Mgmt          For                            For
       ACCOUNTING FIRM

03     SHAREHOLDER PROPOSAL                                      Shr           Against                        For

04     SHAREHOLDER PROPOSAL                                      Shr           For                            Against

05     SHAREHOLDER PROPOSAL                                      Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 FIRSTMERIT CORPORATION                                                                      Agenda Number:  932265778
--------------------------------------------------------------------------------------------------------------------------
        Security:  337915102
    Meeting Type:  Annual
    Meeting Date:  20-Apr-2005
          Ticker:  FMER
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       KAREN S. BELDEN                                           Mgmt          For                            For
       R. CARY BLAIR                                             Mgmt          For                            For
       ROBERT W. BRIGGS                                          Mgmt          For                            For
       CLIFFORD J. ISROFF                                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 FISHER & PAYKEL HEALTHCARE CORPORATION LTD                                                  Agenda Number:  700565736
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q38992105
    Meeting Type:  AGM
    Meeting Date:  12-Aug-2004
          Ticker:
            ISIN:  NZFAPE0001S2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements and Statutory            Mgmt          For                            *
       reports

2.a    Elect Mr. Adrienne Clarke as the Director                 Mgmt          For                            *

2.b    Elect Mr. Nigel Evans as the Director                     Mgmt          For                            *

3.     Approve PricewaterhouseCoopers as the Auditors            Mgmt          For                            *
       and authorize the Board to fix their remuneration

4.     Approve the remuneration of the Directors in              Mgmt          For                            *
       the amount of NZD600,000

5.     Adopt the New Constitution                                Mgmt          For                            *

6.     Approve the grant of up to 55,000 options to              Mgmt          For                            *
       Mr. Michael Daniell, Managing Directors and
       Chief Executive Officer of the Company under
       the Fisher & Paykel Healthcare 2003 Share Option
       Plan

7.     Approve the cancellation of vested options issued         Mgmt          For                            *
       under different Fisher & Paykel Option Plans
       in consideration for the issue of shares




--------------------------------------------------------------------------------------------------------------------------
 FLETCHER BUILDING LTD                                                                       Agenda Number:  700602027
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q3915B105
    Meeting Type:  AGM
    Meeting Date:  09-Nov-2004
          Ticker:
            ISIN:  NZFBUE0001S0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Re-elect Mr. Paul Edward Baines as a Director,            Mgmt          For                            *
       who retires by rotation in accordance with
       the Constitution

1.2    Re-elect Mr. Ralph James Norris as a Director,            Mgmt          For                            *
       who retires by rotation in accordance with
       the Constitution

1.3    Re-elect Sir Dryen Spring as a Director, who              Mgmt          For                            *
       retires by rotation in accordance with the
       Constitution

2.     Re-appoint KPMG as the Auditor of the Company             Mgmt          For                            *
       and authorize the Directors to fix KPMG s remuneration
       for the ensuing year

       Transact other business                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 FONG'S INDUSTRIES CO LTD                                                                    Agenda Number:  700695159
--------------------------------------------------------------------------------------------------------------------------
        Security:  G3615C107
    Meeting Type:  AGM
    Meeting Date:  25-May-2005
          Ticker:
            ISIN:  BMG3615C1073
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited financial statements        Mgmt          For                            *
       and the reports of the Directors and the Auditors
       of the Company for the YE 31 DEC 2004

2.     Declare a final dividend/special dividend                 Mgmt          For                            *

3.     Re-elect the Directors and approve to fix a               Mgmt          For                            *
       maximum number of the Directors

4.     Re-appoint Messer. Deloitte Touche Tohmatsu               Mgmt          For                            *
       as the Auditors and authorize the Directors
       to fix their remuneration

5.     Transact any other business(es)                           Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 FONG'S INDUSTRIES CO LTD                                                                    Agenda Number:  700717878
--------------------------------------------------------------------------------------------------------------------------
        Security:  G3615C107
    Meeting Type:  SGM
    Meeting Date:  25-May-2005
          Ticker:
            ISIN:  BMG3615C1073
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Directors of the Company to repurchase      Mgmt          For                            *
       shares of the Company during the relevant period,
       on The Stock Exchange of Hong Kong Limited
       the Stock Exchange  or any other stock exchange
       on which the shares of the Company may be listed
       and recognized by the Securities and Futures
       Commission and the Stock Exchange for such
       purposes, subject to and in accordance with
       all applicable laws and requirements of the
       Rules governing the Listing of Securities on
       the Stock exchange or of any other stock exchange
       as amended from time to time, not exceeding
       10% of the aggregate nominal amount of the
       issued share capital of the Company;  Authority
       expires the earlier of the conclusion of the
       AGM of the Company or the expiration of the
       period within which the next AGM of the Company
       is to be held by law

2.     Authorize the Directors of the Company to allot,          Mgmt          Against                        *
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options  including warrants,
       bonds, debentures, notes and other securities
       which carry rights to subscribe for or are
       convertible into shares of the Company ; during
       and after the relevant period, not exceeding
       20% of the aggregate nominal amount of the
       issued share capital of the Company otherwise
       than pursuant to: i) a rights issue; or b)
       an issue of shares upon the exercise of subscription
       rights under any option scheme or similar arrangement;
       or (c) any issue of shares pursuant to the
       exercise of rights of subscription or conversion
       under the terms of any existing warrants, bonds,
       debentures, notes and other securities of the
       Company which carry rights to subscribe for
       or are convertible into shares of the Company;
       or (d) an issue of shares pursuant to any scrip
       dividend or similar arrangement;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM is to
       be held by law

3.     Approve that the general mandate granted to               Mgmt          For                            *
       the Directors of the Company to exercise the
       powers of the Company to allot, issue and deal
       with any additional shares of the Company pursuant
       to Resolution 2 set out in the notice convening
       this meeting be extended by the addition thereto
       of an amount representing the aggregate nominal
       amount of the share capital of the Company
       repurchased by the Company under the authority
       granted pursuant to Resolution 1 set out in
       the notice convening this meeting, provided
       that such extended amount shall not exceed
       10% of the aggregate nominal amount of the
       share capital of the Company in issue at the
       date of passing this resolution




--------------------------------------------------------------------------------------------------------------------------
 FORTIS SA/NV, BRUXELLES                                                                     Agenda Number:  700594080
--------------------------------------------------------------------------------------------------------------------------
        Security:  B4399L102
    Meeting Type:  EGM
    Meeting Date:  11-Oct-2004
          Ticker:
            ISIN:  BE0003801181
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

1.     Opening                                                   Non-Voting    No vote

2.     Appoint Mr. Jean-Paul Votron as a Executive               Mgmt          For                            *
       Member of the Management Board from 11 OCT
       2004 till OGM of shareholders in 2008

3.a    Approve to determine remuneration policy for              Mgmt          For                            *
       Members Management Board

3.b    Approve to determine the maximum numbers share-options    Mgmt          For                            *
       and restricted shares to assign to Executive
       Members Management Board

4.     Closing                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 FORTIS SA/NV, BRUXELLES                                                                     Agenda Number:  700690921
--------------------------------------------------------------------------------------------------------------------------
        Security:  B4399L102
    Meeting Type:  EGM
    Meeting Date:  25-May-2005
          Ticker:
            ISIN:  BE0003801181
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening                                                   Non-Voting    No vote

2.     Authorize the Board of Directors of the Company           Mgmt          For                            *
       and the Boards of its direct Subsidiaries:
       to acquire Fortis Units in which twinned Fortis
       SA NV shares are Incorporated; to dispose Fortis
       Units in which Twinned Fortis SA NV shares
       are incorporated  Authority expires at a period
       of 18 months starting after the end of the
       general meeting

3.     Closure                                                   Non-Voting    No vote

       Multiple Benefical Owner Information Note: Market         Non-Voting    No vote
       rules require ADP to disclose beneficial owner
       information for all voted accounts. If an account
       has multiple beneficial owners, you will need
       to provide the breakdown of each beneficial
       owner name, address and share position to your
       ADP Client Service Representative. This information
       is required in order for ADP to lodge your
       vote.

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       PLEASE NOTE THAT THE MEETING HELD ON 03 MAY               Non-Voting    No vote
       2005 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 25 MAY 2005. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE. IF YOU HAVE ALREADY SENT YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 FORTIS SA/NV, BRUXELLES                                                                     Agenda Number:  700718755
--------------------------------------------------------------------------------------------------------------------------
        Security:  B4399L102
    Meeting Type:  MIX
    Meeting Date:  25-May-2005
          Ticker:
            ISIN:  BE0003801181
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Opening                                                   Non-Voting    No vote

O2a.1  Approve the annual reports on the FY 2004                 Non-Voting    No vote

O2a.2  Approve the consolidated annual accounts for              Non-Voting    No vote
       the FY 2004

O2a.3  Approve the statutory annual accounts of the              Mgmt          For                            *
       Company for the FY 2004

O2a.4  Approve the appropriation of profit of the Company        Non-Voting    No vote
       for the FY 2003

O2b.1  Approve the comments on the dividend policy               Non-Voting    No vote

O2b.2  Adopt a gross dividend for the 2004 FY of EUR             Mgmt          For                            *
       1,04 per Fortis Unit, payable as from 16 JUN
       2005

O2c.1  Grant discharge to the Members of the Board               Mgmt          Against                        *
       of Directors for the FY 2004

O2c.2  Grant discharge to the Auditor for the FY 2004            Mgmt          Against                        *

O.3    Approve the Corporate Governance                          Non-Voting    No vote

O4a.1  Re-appoint Mr. Count Maurice Lippens, for a               Mgmt          For                            *
       period of 3 years, until the end of the OGM
       of 2008

O4a.2  Re-appoint Mr. Baron Daniel Janssen, for a period         Mgmt          For                            *
       of 1 year, until the end of the OGM of 2006

O.4.b  Appoint Mr. Jean-Paul Votron as the Executive             Mgmt          For                            *
       Member of the Board of Directors, for a period
       of 3 years, until the end of the OGM of 2008

E.5    Authorize the Board of Directors of the Company           Mgmt          For                            *
       and the Boards of its direct subsidiaries,
       for a period of 18 months starting after the
       general meeting which will deliberate this
       point, to acquire Fortis Units in which twinned
       Fortis SA/NV shares are incorporated, up to
       the maximum number authorized by Article 620
       Section 1, 2 of the Companies  Code, for exchange
       values equivalent to the average of the closing
       prices of the Fortis Unit on Euronext Brussels
       and Euronext Amsterdam on the day immediately
       preceding the acquisition, plus a maximum of
       15% or minus a maximum of 15%; and authorize
       the Board of Directors of the Company and the
       Boards of its direct subsidiaries, for a period
       of 18 months starting after the end of the
       general meeting which will deliberate this
       point, to dispose of Fortis Units in which
       twinned Fortis SA/NV shares are incorporated,
       under the conditions which it will determine

O.6    Closing                                                   Non-Voting    No vote

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID s 229118 & 200360, DUE TO ADDITIONAL RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 FORTUNE REAL ESTATE INVESTMENT TRUST                                                        Agenda Number:  700723578
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2616W104
    Meeting Type:  EGM
    Meeting Date:  01-Jun-2005
          Ticker:
            ISIN:  SG1O33912138
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Approve that: (a) subject to and contingent               Mgmt          No Action                      *
       upon the passing of Resolution 7, approval
       be and is hereby given for the acquisition
       by Fortune REIT of the City One Shatin Property
       through the acquisition of the entire issued
       share capital of Mightypattern Limited at the
       purchase consideration described in the circular
       dated 13 MAY 2005 issued by ARA Asset Management
       (Singapore) Limited (as manager of Fortune
       REIT) (the Manager) to holders of units in
       Fortune REIT (the Circular) and on the terms
       and conditions set out in the sale and purchase
       agreement dated 23 MAR 2005 in this connection
       between HSBC Institutional Trust Services (Singapore)
       Limited (in its capacity as the trustee of
       Fortune REIT) (the Trustee) and Fortune Port
       Group Limited, and for payment of all fees
       and expenses relating to the acquisition of
       the City One Shatin Property; (b) subject to
       and contingent upon the passing of Resolution
       7, approval be and is hereby given for Fortune
       REIT to take over the benefits of the Related
       Tenancy and Licence Agreements (as defined
       in the Circular) in relation to the City One
       Shatin Property upon the completion of the
       acquisition of the City One Shatin Property;
       (c) subject to and contingent upon the passing
       of Resolution 7, approval be and is hereby
       given for Goodwell-Fortune Property Services
       Limited (the Property Manager), the existing
       property manager of Fortune REIT, to provide
       lease management services and marketing services
       for the City One Shatin Property on the completion
       of the acquisition of the City One Shatin Property
       pursuant to and in accordance with the terms
       of the existing property management agreement
       dated 07 JUL 2003 entered into by the Trustee,
       the Manager and the Property Manager; and (d)
       authorize the Manager, any Director of the
       Manager and the Trustee to complete and do
       all such acts and things (including executing
       all such documents as may be required) as the
       Manager, such director of the Manager or, as
       the case may be, the Trustee may consider expedient
       or necessary or in the interests of Fortune
       REIT to give effect to the acquisition of the
       City One Shatin Property

O.2    Approve that: (a) subject to and contingent               Mgmt          No Action                      *
       upon the passing of Resolution 7, approval
       be and is hereby given for the acquisition
       by Fortune REIT of the Waldorf Garden Property
       through the acquisition of the entire issued
       share capital of Waldorf Realty Limited at
       the purchase consideration described in the
       Circular and on the terms and conditions set
       out in the sale and purchase agreement dated
       23 MAR 2005 in this connection between the
       Trustee and Fortune Port Group Limited, and
       for payment of all fees and expenses relating
       to the acquisition of the Waldorf Garden Property;
       (b) subject to and contingent upon the passing
       of Resolution 7, approval be and is hereby
       given for Fortune REIT to take over the benefits
       of the Related Tenancy and Licence Agreements
       (as defined in the Circular) in relation to
       the Waldorf Garden Property upon the completion
       of the acquisition of the Waldorf Garden Property;
       (c) subject to and contingent upon the passing
       of Resolution 7, approval be and is hereby
       given for the Property Manager to manage the
       Waldorf Garden Property on the completion of
       the acquisition of the Waldorf Garden Property
       pursuant to and in accordance with the terms
       of the existing property management agreement
       dated 07 JUL 2003 entered into by the Trustee,
       the Manager and the Property Manager; and (d)
       authorize the Manager, any Director of the
       Manager and the Trustee to complete and do
       all such acts and things (including executing
       all such documents as may be required) as the
       Manager, such director of the Manager or, as
       the case may be, the Trustee may consider expedient
       or necessary or in the interests of Fortune
       REIT to give effect to the acquisition of the
       Waldorf Garden Property

O.3    Approve that: (a) subject to and contingent               Mgmt          No Action                      *
       upon the passing of Resolution 7, approval
       be and is hereby given for the acquisition
       by Fortune REIT of the Tsing Yi Square Property
       at the purchase consideration described in
       the Circular and on the terms and conditions
       set out in the sale and purchase agreement
       dated 23 MAR 2005 in this connection between
       the Trustee and Fortune Port Group Limited,
       and for payment of all fees and expenses relating
       to the acquisition of the Tsing Yi Square Property;
       (b) subject to and contingent upon the passing
       of Resolution 7, approval be and is hereby
       given for Fortune REIT to take over the benefits
       of the Related Tenancy and Licence Agreements
       in relation to the Tsing Yi Square Property
       upon the completion of the acquisition of the
       Tsing Yi Square Property; (c) subject to and
       contingent upon the passing of Resolution 7,
       approval be and is hereby given for the Property
       Manager to manage the Tsing Yi Square Property
       on the completion of the acquisition of the
       Tsing Yi Square Property pursuant to and in
       accordance with the terms of the existing property
       management agreement dated 07 JUL 2003 entered
       into by the Trustee, the Manager and the Property
       Manager; and (d) authorize the Manager, any
       Director of the Manager and the Trustee to
       complete and do all such acts and things (including
       executing all such documents as may be required)
       as the Manager, such director of the Manager
       or, as the case may be, the Trustee may consider
       expedient or necessary or in the interests
       of Fortune REIT to give effect to the acquisition
       of the Tsing Yi Square Property

O.4    Approve that: (a) subject to and contingent               Mgmt          No Action                      *
       upon the passing of Resolution 7, approval
       be and is hereby given for the acquisition
       by Fortune REIT of the Centre de Laguna Property
       at the purchase consideration described in
       the Circular and on the terms and conditions
       set out in the sale and purchase agreement
       dated 23 MAR 2005 in this connection between
       the Trustee and Fortune Port Group Limited,
       and for payment of all fees and expenses relating
       to the acquisition of the Centre de Laguna
       Property; and (b) authorize the Manager, any
       Director of the Manager and the Trustee to
       complete and do all such acts and things (including
       executing all such documents as may be required)
       as the Manager, such director of the Manager
       or, as the case may be, the Trustee may consider
       expedient or necessary or in the interests
       of Fortune REIT to give effect to the acquisition
       of the Centre de Laguna Property

O.5    Approve that: (a) subject to and contingent               Mgmt          No Action                      *
       upon the passing of Resolution 7, approval
       be and is hereby given for the acquisition
       by Fortune REIT of the Lido Garden Property
       at the purchase consideration described in
       the Circular and on the terms and conditions
       set out in the sale and purchase agreement
       dated 23 MAR 2005 in this connection between
       the Trustee and Fortune Port Group Limited,
       and for payment of all fees and expenses relating
       to the acquisition of the Lido Garden Property;
       and (b) the Manager, any director of the Manager
       and the Trustee be and are hereby severally
       authorised to complete and do all such acts
       and things (including executing all such documents
       as may be required) as the Manager, such director
       of the Manager or, as the case may be, the
       Trustee may consider expedient or necessary
       or in the interests of Fortune REIT to give
       effect to the acquisition of the Lido Garden
       Property

O.6    Approve that: (a) subject to and contingent               Mgmt          No Action                      *
       upon the passing of Resolution 7, approval
       be and is hereby given for the acquisition
       by Fortune REIT of the Rhine Garden Property
       at the purchase consideration described in
       the Circular and on the terms and conditions
       set out in the sale and purchase agreement
       dated 23 MAR 2005 in this connection between
       the Trustee and Fortune Port Group Limited,
       and for payment of all fees and expenses relating
       to the acquisition of the Rhine Garden Property;
       (b) subject to and contingent upon the passing
       of Resolution 7, approval be and is hereby
       given for Fortune REIT to take over the benefits
       of the Related Tenancy and Licence Agreements
       (as defined in the Circular) in relation to
       the Rhine Garden Property upon the completion
       of the acquisition of the Rhine Garden Property;
       (c) subject to and contingent upon the passing
       of Resolution 7, approval be and is hereby
       given for the Property Manager to manage the
       Rhine Garden Property on the completion of
       the acquisition of the Rhine Garden Property
       pursuant to and in accordance with the terms
       of the existing property management agreement
       dated 07 JUL 2003 entered into by the Trustee,
       the Manager and the Property Manager; and (d)
       the Manager, any Director of the Manager and
       the Trustee be and are hereby severally authorised
       to complete and do all such acts and things
       (including executing all such documents as
       may be required) as the Manager, such director
       of the Manager or, as the case may be, the
       Trustee may consider expedient or necessary
       or in the interests of Fortune REIT to give
       effect to the acquisition of the Rhine Garden
       Property

E.7    Approve that: (a) subject and contingent upon             Mgmt          No Action                      *
       the passing of at least one of Resolutions
       1 to 6, approval be and is hereby given for
       the purpose of Clause 5.2.6 of the trust deed
       dated 04 JUL 2003 constituting Fortune REIT
       (the Trust Deed) for Fortune REIT to offer
       and issue such number of new units in Fortune
       REIT (New Units as would be required to raise
       up to an aggregate of HKD 1,986.1 million in
       gross proceeds, for placement to existing holders
       of Units and new investors in the manner described
       in the Circular (the Equity Fund Raising) and
       to make the Rescheduled Distribution (as defined
       in the Circular) as a consequence of the Equity
       Fund Raising; (b) the Manager, any Director
       of the Manager and the Trustee be and are hereby
       severally authorised to complete and do all
       such acts and things (including executing all
       such documents as may be required) as the Manager,
       such director of the Manager or, as the case
       may be, the Trustee may consider expedient
       or necessary or in the interests of Fortune
       REIT to give effect to the Equity Fund Raising

E.8    Approve that: (a) subject to and contingent               Mgmt          No Action                      *
       upon the passing of Resolution 7, approval
       be and is hereby given for the placement of
       New Units under the private placement tranche
       of the Equity Fund Raising (as defined in the
       Circular) to Focus Eagle Investments Limited
       (Focus Eagle) at the Issue Price (as defined
       in the Circular), provided that no more than
       such number of New Units as would be required
       to maintain the proportionate unitholding of
       Focus Eagle at its preplacement level (in percentage
       terms) as at the Latest Practicable Date; and
       (b) the Manager, any Director of the Manager
       and the Trustee be and are hereby severally
       authorised to complete and do all such acts
       and things (including executing all such documents
       as may be required) as the Manager, such director
       of the Manager or, as the case may be, the
       Trustee may consider expedient or necessary
       or in the interests of Fortune REIT to give
       effect to such placement

E.9    Approve that: (a) approval be and is hereby               Mgmt          No Action                      *
       given to supplement Clauses 15.1.1 and 15.2.1(i)
       of the TrustDeed with the Fee Supplement; and
       (b) authorize the Manager, any Director of
       the Manager and the Trustee to complete and
       do all such acts and things (including executing
       all such documents as may be required) as the
       Manager, such director of the Manager or, as
       the case may be, the Trustee may consider expedient
       or necessary or in the interests of Fortune
       REIT to give effect to the Fee Supplement

E.10   Approve that: (a) approval be and is hereby               Mgmt          No Action                      *
       given to supplement Clause 5.2.5 of the Trust
       Deed with the Issue Price Supplement; and
       (b) authorize the Manager, any director of
       the Manager and the Trustee to complete and
       do all such acts and things (including executing
       all such documents as may be required) as the
       Manager, such director of the Manager or, as
       the case may be, the Trustee may consider expedient
       or necessary or in the interests of Fortune
       REIT to give effect to the Issue Price Supplement




--------------------------------------------------------------------------------------------------------------------------
 FOSTER'S GROUP LIMITED                                                                      Agenda Number:  932227867
--------------------------------------------------------------------------------------------------------------------------
        Security:  350258307
    Meeting Type:  Annual
    Meeting Date:  25-Oct-2004
          Ticker:  FBRWY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     RE-ELECTION OF MR DA CRAWFORD AS A DIRECTOR               Mgmt          For                            For

02     RE-ELECTION OF MR B HEALEY AS A DIRECTOR                  Mgmt          For                            For

03     APPROVAL OF INCREASE IN TOTAL AMOUNT OF NON-EXECUTIVE     Mgmt          For                            For
       DIRECTORS FEES

04     APPROVAL OF FOSTER S EMPLOYEE SHARE GRANT PLAN,           Mgmt          For                            For
       FOSTER S EMPLOYEE SHARE GRANT REPLICA PLAN
       AND ISSUES OF SHARES UNDER THE SHARE GRANT
       PLAN AS AN EXCEPTION TO ASX LISTING RULE 7.1

05     APPROVAL OF THE PARTICIPATION OF MR TREVOR L              Mgmt          For                            For
       O HOY, PRESIDENT AND CEO OF THE COMPANY, IN
       THE FOSTER S LONG TERM INCENTIVE PLAN.




--------------------------------------------------------------------------------------------------------------------------
 FPL GROUP, INC.                                                                             Agenda Number:  932292167
--------------------------------------------------------------------------------------------------------------------------
        Security:  302571104
    Meeting Type:  Annual
    Meeting Date:  20-May-2005
          Ticker:  FPL
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A      DIRECTOR
       H. JESSE ARNELLE                                          Mgmt          For                            For
       SHERRY S. BARRAT                                          Mgmt          For                            For
       ROBERT M. BEALL, II                                       Mgmt          For                            For
       J. HYATT BROWN                                            Mgmt          For                            For
       JAMES L. CAMAREN                                          Mgmt          For                            For
       LEWIS HAY, III                                            Mgmt          For                            For
       RUDY E. SCHUPP                                            Mgmt          For                            For
       MICHAEL H. THAMAN                                         Mgmt          For                            For
       HANSEL E. TOOKES II                                       Mgmt          For                            For
       PAUL R. TREGURTHA                                         Mgmt          For                            For
       FRANK G. ZARB                                             Mgmt          For                            For

B      RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          For                            For
       & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM.




--------------------------------------------------------------------------------------------------------------------------
 FRANCE TELECOM SA                                                                           Agenda Number:  700669609
--------------------------------------------------------------------------------------------------------------------------
        Security:  F4113C103
    Meeting Type:  MIX
    Meeting Date:  22-Apr-2005
          Ticker:
            ISIN:  FR0000133308
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Receive the report of the Board of Directors              Mgmt          For                            *
       and the general report of the Statutory Auditors;
       approve the financial statements and the balance
       sheet for the YE 31 DEC 2004 and the earnings
       for this FY EUR 6,619,330,115.41; and grant
       discharge to the Members of the Board of Directors
       for the performance of their duties during
       the said FY

O.2    Receive the Management report of the Board of             Mgmt          For                            *
       Directors and the report of the Statutory Auditors
       and approve the consolidated financial statements
       for the FY 2004

O.3    Approve to appropriate the profits as follows:            Mgmt          For                            *
       profits for the FY: EUR 6,619,330,115.41; appropriation
       of EUR 305,731,528.78 to the legal reserve,
       thus amounting to EUR 767,264,305.98; distributable
       profits: EUR 5,808,899,046.88; balance of the
       distributable profits to the carry forward
       account; the shareholders will receive a net
       dividend of EUR 0.48 per share, eligible for
       the 50% allowance and without tax credit as
       this one has been cancelled since 01 JAN 2005
       this dividend will be paid on 03 JUN 2005;
       and authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities as required by law

O.4    Receive the report of the Board of Directors              Mgmt          For                            *
       and approve, as required by Article 39 IV of
       Financial Law Number 2004-1485 of 30 DEC 2004,
       for 2004: to cancel the appropriation to a
       secondary account of the legal reserve, specific
       to the special reserve of long-term capital
       gains account, of the amount of 31 DEC 2004
       which was of EUR 1,511,605.26 to charge, in
       priority, to the special reserve of long-term
       capital gains account or secondarily the carry
       forward account, the taxes amount due to this
       operation

O.5    Receive the special report of the Auditors on             Mgmt          For                            *
       agreements governed by Article L.225-38 of
       the French Commercial Code and approve the
       said report and the agreements referred to
       therein

O.6    Ratify the co-optation of Mr. Didier Lombard              Mgmt          For                            *
       as Director for the remaining period of his
       predecessor s term of office, Mr. Thierry Breton

O.7    Approve to renew the term of office of Mr. Didier         Mgmt          For                            *
       Lombard as  a Director for a period of 5 years

O.8    Approve to renew the term of office of Mr. Marcel         Mgmt          For                            *
       Roulette as a Director for a period of 5 years

O.9    Approve to renew the term of office of Mr. Stephane       Mgmt          For                            *
       Richard as a Director for a period of 5 years

O.10   Approve to renew the term of office of Mr. Arnaud         Mgmt          For                            *
       Lagardere as a Director for a period of 5 years

O.11   Approve to renew the term of office of Mr. Henri          Mgmt          For                            *
       Martre as a Director for a period of 5 years

O.12   Approve to renew the term of office of Mr. Bernard        Mgmt          For                            *
       Dufau as a Director for a period of 5 years

O.13   Approve to renew the term of office of Mr. Jean           Mgmt          For                            *
       Simonin as a Director for a period of 5 years

O.14   Appoint Mr. Jean-Yves Bassuel as a Director               Mgmt          Against                        *
       representing shareholders staff members, for
       a period of 5 years

O.15   Appoint Mr. Bernard Gingreau as a Director representing   Mgmt          For                            *
       shareholders staff members, for a period of
       5 years

O.16   Appoint Mr. Stephane Tierce as a Director representing    Mgmt          Against                        *
       shareholders staff members, for a period of
       5 years

O.17   Approve to award total annual fees of EUR 500,000.00      Mgmt          For                            *
       to the Board of Directors

O.18   Receive the report of the Board of Directors              Mgmt          For                            *
       relating to the change of Deloitte Et Associes
       Corporate name, previously called Deloitte
       Touche Tohmatsu-Audit, as a consequence of
       the amalgamation-merger of Deloitte Touche
       Tohmatsu by the Deloitte Touche Tohmatsu-Audit
       firm, notes that said amalgamation-merger as
       well as Corporate s name change mentioned will
       have not have any effect on Deloitte Et Associes
       term of office

O.19   Authorize the Board of Directors, in substitution         Mgmt          For                            *
       for the authority of the CGM on 01 SEP 2004,
       to trade in the Company s shares on the stock
       market, provided that it shall not exceed 10%
       of the capital and as per the following conditions:
       maximum purchase price: EUR 40.00, minimum
       sale price: set up in accordance with legal
       provisions in force;  Authority expires at
       the end of 18 months ; and to take all necessary
       measures and accomplish all necessary formalities

O.20   Approve, in accordance with Article L.228-40              Mgmt          For                            *
       of the French Commercial Code, to cancel the
       authorization given to the Board of Directors
       by the Resolution 6 of the combined general
       meeting of May 2002, to issue bonds, similar
       securities or other debt securities

O.21   Amend the Article of Association number 9: form           Mgmt          For                            *
       of shares, in order to adapt it to the new
       provisions of Article L.228-2 of the French
       commercial code

O.22   Approve the transfer of the Company to the private        Mgmt          For                            *
       sector, and amend the following Articles of
       Association: Article number 13 entitled Board
       of Directors; Article number 14 entitled Chairman
       of the Board of Directors appointment; Article
       number 15 entitled deliberations of the Board;
       Article number 17 entitled powers of the Board
       of Directors Chairman; Article number 18 entitled
       general Management; and Article number 19 entitled
       Deputy General Management

O.23   Amend the following Articles of Association               Mgmt          For                            *
       referring to the age limit: Article number
       14 - Chairman of the Board of Directors  70
       years ; Article number 16 General Management
       70 years ; and Article number 19- Deputy General
       70 years

O.24   Authorize the Board of Directors to increase              Mgmt          Against                        *
       the capital by a maximum nominal amount of
       EUR 4,000,000,000.00 by way of issuing, with
       preferential subscription right of shareholders
       maintained, Company s existing ordinary shares
       or to be issued securities giving access to
       a Company s existing ordinary shares or to
       be issued, of which half of the capital is
       owned by the Company; the maximum nominal amount
       of debt securities shall not exceed EUR 10,000,000,000.00;
       Authority expires at the end of 26 months
       ; and to take all necessary measures and accomplish
       all necessary formalities; it cancels, for
       the fraction unused, the one given by Resolution
       9 of the CGM of 25 FEB 2003

O.25   Authorize the Board of Directors to increase              Mgmt          Against                        *
       the capital by EUR 4,000,000,000.00 by way
       of issuing the preferential subscription right
       of shareholders, Company s existing ordinary
       shares or to be issued securities giving access
       to a Company s existing ordinary shares or
       to be issued, of which half of the capital
       is owned by the Company; the maximum nominal
       amount of debt securities shall not exceed
       EUR 10,000,000,000.00;  Authority expires at
       the end of 26 months ; and to take all necessary
       measures and accomplish all necessary formalities;
       it cancels, for the fraction unused, the one
       given by the Resolution 10 of the CGM of 25
       FEB 2003

O.26   Receive the general report of the Board of Directors      Mgmt          Against                        *
       and the special report of the Auditors; authorize
       the Board of Directors, in the event of issues
       of ordinary shares or securities giving access
       to ordinary shares, without the shareholders
       preferential subscription right, to fix the
       issuing price, within the limit of 10 % of
       the Company capital in 12 months;  Authority
       expires at the end of 26 months

O.27   Authorize the Board of Directors to increase              Mgmt          Against                        *
       the number of securities to be issued in the
       event of a capital increase, with or without
       preferential subscription right of shareholders,
       within the limit of 15% of the initial issue;
       Authority expires at the end of 26 months

O.28   Authorize the Board of Directors to issue the             Mgmt          Against                        *
       Company s ordinary shares or securities giving
       access to ordinary shares, in consideration
       for securities tendered in a public exchange
       offer initiated by the Company, provided that
       the total increase of the nominal amount of
       the share capital does not exceed EUR 4,000,000,000.00;
       Authority expires at the end of 26 months
       ; it cancels for the fraction unused, the one
       given by the Resolution 11 of the CGM of 25
       FEB 2003

O.29   Authorize the Board of Directors to increase              Mgmt          Against                        *
       the share capital by 10% of the share capital,
       by way of issuing the Company s ordinary shares
       and securities giving access to the Company
       s existing ordinary shares or to be issued,
       in consideration for the contributions in kind
       granted to the Company and comprised of equity
       securities or securities giving access to the
       share capital;  Authority expires at the end
       of 26 months ; and to take all necessary measures
       and accomplish all necessary formalities

O.30   Authorize the Board of Directors to issue the             Mgmt          Against                        *
       Company s ordinary shares consequently to securities
       issued to one of the Company s subsidiaries;
       the said securities giving access to ordinary
       shares of the Company; the ceiling of the nominal
       amount is of EUR 4,000,000,000.00 and shall
       count against the overall value set forth in
       the Resolution O.10;  Authority expires at
       the end of 26 months ; and to take all necessary
       measures and accomplish all necessary formalities;
       it cancels, for the fraction unused, the one
       given by the Resolution 12 of the CGM of 25
       FEB 2003

O.31   Authorize the Board of Directors to issue the             Mgmt          For                            *
       Company s ordinary shares reserved to the people
       having signed a liquidity agreement with the
       Company as shareholders or holders of options
       granting the right to subscribe for shares
       of the Orange S.A. Company; the maximum nominal
       amount of the share increase shall not exceed
       EUR 400,000,000.00;  Authority expires at the
       end of 18 months ; and to take all necessary
       measures and accomplish all necessary formalities;
       it cancels for the fraction unused, granted
       by the CGM of 01 SEP 2004 in the Resolution
       4

O.32   Authorize the Board of Directors to issue the             Mgmt          For                            *
       liquidity securities on options  ILO  free
       of charge, reserved to the holders of the options
       granting the right to subscribe for shares
       of Orange S.A having signed a liquidity agreement;
       the maximum nominal amount of the share increase
       shall not exceed EUR 400,000,000.00;  Authority
       expires at the end of 18 months ; and to take
       all necessary measures and accomplish all necessary
       formalities

O.33   Approve that, as a consequence of adoption of             Mgmt          Against                        *
       previous 9 resolutions, the maximum nominal
       value of the capital increases to be carried
       out under these delegations of authority shall
       not exceed EUR 8,000,000,000.00

O.34   Authorize the Board of Directors to issue, in             Mgmt          Against                        *
       France or abroad, in one or more transactions,
       securities giving rights to the allocation
       of debt securities; the nominal value of debt
       securities issued shall not exceed EUR 10,000,000,000.00;
       Authority expires at the end of 26 months
       ; to take all necessary measures and accomplish
       all necessary formalities

E.35   Authorize the Board of Directors to increase              Mgmt          Against                        *
       the share capital, in one or more transactions,
       and its sole discretion, by a maximum nominal
       amount of EUR 2,000,000,000.00 by way of capitalizing
       retained earnings, income or premiums, to be
       carried out through the issue of bonus shares
       or the raise of the par value of the existing
       shares, or by utilizing both methods; Authority
       expires at the end of 26 months ; and to take
       all necessary measures and accomplish all necessary
       formalities; the present delegation cancels
       for the fraction unused, the delegation set
       forth in the Resolution 14 and given by the
       general meeting of 25 FEB 2003

O.36   Authorize the Board of Directors to increase              Mgmt          For                            *
       the share capital, in one or more transactions,
       in favor of the Company s employees who are
       Members of a Company savings plan; for a maximum
       nominal amount of the share increase of EUR
       1,000,000,000.00; and to take all necessary
       measures and accomplish all necessary formalities;
       Authority expires at the end of 26 months
       ; the present delegation cancels for the fraction
       unused, the delegation set forth in the Resolution
       4 and given by the general meeting of 01 SEP
       2004

O.37   Authorize the Board of Directors to reduce the            Mgmt          For                            *
       share capital by canceling the shares held
       by the Company in connection with a Stock Repurchase
       Plan, provided that the total number of shares
       cancelled in the 24 months does not exceed
       10% of the capital;  Authority expires at the
       end of 18 months ; and to take all necessary
       measures and accomplish all necessary formalities;
       the present delegation cancels for the fraction
       unused, the delegation set forth in the Resolution
       16 and given by the general meeting of 25 FEB
       2003

O.38   Grant all powers to the bearer of a copy or               Mgmt          For                            *
       an extract of the minutes of this meeting in
       order to accomplish all formalities, filings
       and registrations prescribes by Law

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1




--------------------------------------------------------------------------------------------------------------------------
 FUBON FINANCIAL HOLDING CO LTD                                                              Agenda Number:  700729493
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y26528102
    Meeting Type:  AGM
    Meeting Date:  03-Jun-2005
          Ticker:
            ISIN:  TW0002881000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 221776 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the report of business operation result           Mgmt          For                            *
       of FY 2004

2.     Approve Supervisors review financial reports              Mgmt          For                            *
       of FY 2004

3.     Ratify financial reports of FY 2004                       Mgmt          For                            *

4.     Ratify the net profit allocation of FY 2004;              Mgmt          For                            *
       cash dividend: TWD 1.7 per share

5.1.1  Elect Mr. Barry Lam - Chairman of Quanta Computer         Mgmt          For                            *
       as an Independent Director

5.1.2  Elect Mr. Yancey Hai - Chairman of Delta Electronics      Mgmt          For                            *
       as an Independent Director

5.2    Elect Mr. Hong-Chang, Chang - Professor, National         Mgmt          For                            *
       Taiwan University, as an Independent Supervisor

6.     Other issues                                              Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 GALLAHER GROUP PLC, LONDON                                                                  Agenda Number:  700678545
--------------------------------------------------------------------------------------------------------------------------
        Security:  G3708C105
    Meeting Type:  AGM
    Meeting Date:  11-May-2005
          Ticker:
            ISIN:  GB0003833695
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Directors and the               Mgmt          For                            *
       accounts for the YE 31 DEC 2004 and the Auditors
       report thereon

2.     Declare a final dividend of 21.5p per ordinary            Mgmt          For                            *
       share for the YE 31 DEC 2004 payable on 24
       MAY 2005 to the shareholders on the register
       at the close of business on 18 MAR 2005

3.     Approve the Directors  remuneration report contained      Mgmt          For                            *
       in the 2004 annual report and the financial
       statements

4.     Re-elect Mr. John Gildersleeve as a Director              Mgmt          For                            *
       of the Company

5.     Re-elect Mrs. Alison Carnwath as a Director               Mgmt          For                            *
       of the Company

6.     Re-elect Mr. Nigel Dunlop as a Director of the            Mgmt          For                            *
       Company

7.     Elect Mr. James Hogan as a Director of the Company        Mgmt          For                            *

8.     Elect Mr. Stewart Hainsworth as a Director of             Mgmt          For                            *
       the Company

9.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Auditors of the Company and authorize the Directors
       to fix the Auditors  remuneration

10.    Authorize the Company, in accordance with Section         Mgmt          For                            *
       347C of the Companies Act 1985  Act , to make
       donations to EU political organizations and
       to incur EU political expenditure  Section
       347A of the Act , up to a maximum aggregate
       amount of GBP 50,000 per annum;  Authority
       expires earlier of the conclusion of the Company
       s AGM to be held in 2006 or 10 AUG 2006

11.    Authorize Gallaher Limited, a wholly-owned subsidiary     Mgmt          For                            *
       of the Company, in accordance with Section
       347D of the Act, to make donations to EU political
       organizations and to incur EU political expenditure
       Section 347A of the Act , up to a maximum
       aggregate amount of GBP 50,000 per annum;
       Authority expires earlier of the conclusion
       of the Company s AGM to be held in 2006 or
       10 AUG 2006

12.    Authorize Austria Tabak GmbH & Co. KG, being              Mgmt          For                            *
       a subsidiary undertaking of the Company which
       is incorporated outside Great Britain, in accordance
       with Section 347E of the Act, to make donations
       to EU political organizations and to incur
       EU political expenditure  Section 347A of the
       Act , up to a maximum aggregate amount of GBP
       50,000 per annum;  Authority expires earlier
       of the conclusion of the Company s AGM to be
       held in 2006 or 10 AUG 2006

13.    Adopt the rules of the Company s Deferred Bonus           Mgmt          For                            *
       Plan and authorize the Directors to do all
       such acts and things as they consider necessary
       or desirable to give effect this resolution

14.    Adopt the rules of the Company s Performance              Mgmt          For                            *
       Share Plan, as the rules of the Performance
       Share Plan and authorize the Directors to do
       all such acts and things as they consider necessary
       or desirable to give effect to this resolution

15.    Approve, subject to and conditional on the approval       Mgmt          For                            *
       of the Company in general meeting of Resolution
       14, the performance criteria applicable to
       awards granted under the Company s Performance
       Share Plan for the period 2004-2006, retrospectively
       by the adoption for that period of the performance
       criteria contained in the copy the rules of
       the Performance Share Plan and authorize the
       Directors to do all such acts and things as
       they consider necessary or desirable to give
       effect to such amendments

16.    Authorize the Board, generally and without conditions,    Mgmt          For                            *
       under Section 80 of the Act to allot shares,
       and the rights to shares  which are defined
       in Section 80 as  relevant securities  , up
       to total nominal amount of GBP 21,837,651;
       and this shall be the Section 80 amount for
       the purpose of Article 10 of the Company s
       Article of Association, but only for so long
       as Article 10 refers to a Section 80 amount
       ;  Authority expires earlier of the conclusion
       of the Company s AGM to be held in 2006 or
       10 AUG 2006 ; and the Board can make offers,
       and enter into agreements, which would, or
       might need relevant securities to be allotted
       after this period

S.17   Authorize the Board under fine authority given            Mgmt          For                            *
       by Resolution 16 and/or where an allotment
       constitutes on allotment of equity securities
       by virtue of Section 94(3A) of the Companies
       Act 1985 to allot equity securities, entirely
       paid for in cash, free of the restriction in
       Section 89(1) of the Act, the total nominal
       amount of equity securities which con be allotted
       under this power is 3,275,647  and this shall
       be the Section 89 amount for the purposes of
       Article 10 of the Company s Articles of Association,
       but only for so long as Article 10 refers too
       Section 89 amount ;  Authority expires earlier
       of the conclusion of the Company s AGM to be
       held in 2006 or 10 AUG 2006 ; to make offers,
       and enter into agreements, which would, or
       might, need equity securities to be allotted
       after this period;  there is no limit an the
       total nominal amount of equity securities which
       can be allotted under this power where the
       allotment is in connection with a rights issue,
       in all other cases

S.18   Authorize the Company to make market purchases            Mgmt          For                            *
       Section 163(3)  of up to 65,512,953 ordinary
       shares of 10p each in the capital of the Company,
       at a minimum price of 10p and amount equal
       to 105% above the average middle market quotations
       for such shares derived from the London Stock
       Exchange Daily Official List, for the 5 business
       days preceding the date of purchase;  Authority
       expires earlier of the conclusion of the Company
       s AGM to be held in 2006 or 10 AUG 2006 ; the
       Company, before the expiry, may make a contract
       to purchase ordinary shares which will or may
       be executed wholly or partly after such expiry

S.19   Adopt the Articles of Association of the Company          Mgmt          For                            *
       and authorize the Directors to do all such
       acts and things as they consider necessary
       or desirable to give effect this resolution




--------------------------------------------------------------------------------------------------------------------------
 GAS NATURAL SDG SA, BARCELONA                                                               Agenda Number:  700682063
--------------------------------------------------------------------------------------------------------------------------
        Security:  E5499B123
    Meeting Type:  OGM
    Meeting Date:  20-Apr-2005
          Ticker:
            ISIN:  ES0116870314
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual accounts, balance sheet,               Mgmt          For                            *
       profit and loss account and notes to the accounts,
       as well as the Management report of both Gas
       Natural SDG, Sociedad Anonima, and its consolidated
       Group; the application of profits; the Management
       of the Board of Directors; all the foregoing
       with reference to the year 2004

2.     Approve to transfer the appropriate funds from            Mgmt          For                            *
       the account called Prevision POR Liberatad
       De Amortizacion, an account maintained in anticipation
       of voluntary depreciation, as per the royal
       Decree 2.1985 dated 30 APR, real decreto LEY
       2.1985, to the voluntary reserve account

3.     Amend the Article 33 of the Articles of Association       Mgmt          For                            *

4.     Approve to amend the rules and regulations of             Mgmt          For                            *
       the general meeting: 1) Article 9: attending
       right; to reduce the minimum number of shares
       giving right to attend the general meeting;
       2) the Article 8: proxy voting; 3) and the
       Article 20.3: voting in Absentia

5.     Approve the confirmation, appointment, reappointment      Mgmt          For                            *
       or reelection of Directors and, setting of
       their number

6.     Authorize the Board of Directors to carry out             Mgmt          For                            *
       the derivative acquisition of own shares, either
       directly or VIA subsidiary Companies, under
       the terms agreed by the general meeting and
       within the limits and requirements provided
       by Law, rendering void the authorization granted
       by the general meeting held on 14 APR 2004

7.     Re-appoint PricewaterhouseCoopers Auditors,               Mgmt          For                            *
       Sociedad Limitada, as the Auditors of the Company
       and its consolidated Group for the year 2006

8.     Approve to delegate the powers to complement,             Mgmt          For                            *
       develop, execute and amend the resolutions
       adopted by the general meeting, as well as
       for their public recording

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       21 APR 2005.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 GEBERIT AG, JONA                                                                            Agenda Number:  700673379
--------------------------------------------------------------------------------------------------------------------------
        Security:  H2942E108
    Meeting Type:  AGM
    Meeting Date:  26-Apr-2005
          Ticker:
            ISIN:  CH0008038223
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No Action                      *
       MEETING NOTICE SENT UNDER MEETING 216895, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU

1.     Approve the  annual report, the annual accounts           Mgmt          No Action                      *
       and the accounts of the Group 2004, as well
       as acceptance of the report of the Auditors
       and the Group Auditor

2.     Approve the appropriation of the balance profit           Mgmt          No Action                      *

3.     Grant discharge to the Board of Directors                 Mgmt          No Action                      *

4.     Re-elect the Board of Directors                           Mgmt          No Action                      *

5.     Elect the Auditors and the Group Auditors                 Mgmt          No Action                      *




--------------------------------------------------------------------------------------------------------------------------
 GENERAL ELECTRIC COMPANY                                                                    Agenda Number:  932264916
--------------------------------------------------------------------------------------------------------------------------
        Security:  369604103
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2005
          Ticker:  GE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A      DIRECTOR
       JAMES I. CASH, JR.                                        Mgmt          For                            For
       WILLIAM M. CASTELL                                        Mgmt          For                            For
       DENNIS D. DAMMERMAN                                       Mgmt          For                            For
       ANN M. FUDGE                                              Mgmt          For                            For
       CLAUDIO X. GONZALEZ                                       Mgmt          For                            For
       JEFFREY R. IMMELT                                         Mgmt          For                            For
       ANDREA JUNG                                               Mgmt          For                            For
       ALAN G. LAFLEY                                            Mgmt          For                            For
       RALPH S. LARSEN                                           Mgmt          For                            For
       ROCHELLE B. LAZARUS                                       Mgmt          For                            For
       SAM NUNN                                                  Mgmt          For                            For
       ROGER S. PENSKE                                           Mgmt          For                            For
       ROBERT J. SWIERINGA                                       Mgmt          For                            For
       DOUGLAS A. WARNER III                                     Mgmt          For                            For
       ROBERT C. WRIGHT                                          Mgmt          For                            For

B      RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR          Mgmt          For                            For

01     CUMULATIVE VOTING                                         Shr           For                            Against

02     REPORT ON NUCLEAR RISK                                    Shr           Against                        For

03     REPORT ON PCB CLEANUP COSTS                               Shr           Against                        For

04     CURB OVER-EXTENDED DIRECTORS                              Shr           Against                        For

05     REPORT ON SUSTAINABILITY                                  Shr           Against                        For

06     DISCLOSE POLITICAL CONTRIBUTIONS                          Shr           Against                        For

07     ANIMAL TESTING                                            Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 GENERAL MILLS, INC.                                                                         Agenda Number:  932210444
--------------------------------------------------------------------------------------------------------------------------
        Security:  370334104
    Meeting Type:  Annual
    Meeting Date:  27-Sep-2004
          Ticker:  GIS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       STEPHEN R. DEMERITT                                       Mgmt          For                            For
       LIVIO D. DESIMONE                                         Mgmt          For                            For
       WILLIAM T. ESREY                                          Mgmt          For                            For
       RAYMOND V. GILMARTIN                                      Mgmt          For                            For
       JUDITH R. HOPE                                            Mgmt          For                            For
       ROBERT L. JOHNSON                                         Mgmt          For                            For
       HEIDI G. MILLER                                           Mgmt          For                            For
       H. OCHOA-BRILLEMBOURG                                     Mgmt          For                            For
       MICHAEL D. ROSE                                           Mgmt          For                            For
       STEPHEN W. SANGER                                         Mgmt          For                            For
       A. MICHAEL SPENCE                                         Mgmt          For                            For
       DOROTHY A. TERRELL                                        Mgmt          For                            For

02     APPROVAL OF APPOINTMENT OF KPMG LLP AS INDEPENDENT        Mgmt          For                            For
       AUDITOR.

03     APPROVAL OF AMENDMENTS TO THE COMPANY S BY-LAWS.          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GENERAL MOTORS CORPORATION                                                                  Agenda Number:  932329281
--------------------------------------------------------------------------------------------------------------------------
        Security:  370442105
    Meeting Type:  Annual
    Meeting Date:  07-Jun-2005
          Ticker:  GM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       P.N. BARNEVIK                                             Mgmt          For                            For
       E.B. BOWLES                                               Mgmt          For                            For
       J.H. BRYAN                                                Mgmt          For                            For
       A.M. CODINA                                               Mgmt          For                            For
       G.M.C. FISHER                                             Mgmt          For                            For
       K. KATEN                                                  Mgmt          For                            For
       K. KRESA                                                  Mgmt          For                            For
       E.J. KULLMAN                                              Mgmt          For                            For
       P.A. LASKAWY                                              Mgmt          For                            For
       E.S. O'NEAL                                               Mgmt          For                            For
       E. PFEIFFER                                               Mgmt          For                            For
       G.R. WAGONER, JR.                                         Mgmt          For                            For

02     RATIFY SELECTION OF INDEPENDENT ACCOUNTANTS               Mgmt          For                            For

03     STOCKHOLDER PROPOSAL - ELIMINATE AWARDING, REPRICING,     Shr           Against                        For
       OR RENEWING STOCK OPTIONS

04     STOCKHOLDER PROPOSAL - ADOPT CUMULATIVE VOTING            Shr           For                            Against

05     STOCKHOLDER PROPOSAL - REQUEST REPORT ON GREENHOUSE       Shr           Against                        For
       GAS EMISSIONS

06     STOCKHOLDER PROPOSAL - REQUEST STOCKHOLDER APPROVAL       Shr           Against                        For
       FOR FUTURE GOLDEN PARACHUTES

07     STOCKHOLDER PROPOSAL - APPLY SIMPLE MAJORITY              Shr           Against                        For
       VOTE ON ITEMS SUBJECT TO STOCKHOLDER VOTE




--------------------------------------------------------------------------------------------------------------------------
 GREENE KING PLC (FORMERLY GREENE KING & SONS PLC)                                           Agenda Number:  700573579
--------------------------------------------------------------------------------------------------------------------------
        Security:  G40880109
    Meeting Type:  EGM
    Meeting Date:  02-Aug-2004
          Ticker:
            ISIN:  GB0003872420
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the acquisition of LPH by Greene King             Mgmt          For                            *
       from the Sellers on the terms and subject to
       the conditions of the Acquisition Agreement
       and the Offer Document and authorize the Directors
       to do all such acts and things as may be necessary
       to execute this resolution; and pursuant to
       Article 103 of the Company s Articles of Association,
       the Directors are authorized to permit the
       Company and other Members of the Group to incur
       and have outstanding moneys borrowed and owing
       to persons outside the Group of an amount of
       up to four times the adjusted capital and reserves
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 GREENE KING PLC (FORMERLY GREENE KING & SONS PLC)                                           Agenda Number:  700578593
--------------------------------------------------------------------------------------------------------------------------
        Security:  G40880109
    Meeting Type:  AGM
    Meeting Date:  03-Sep-2004
          Ticker:
            ISIN:  GB0003872420
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the report of the Directors             Mgmt          For                            *
       and the accounts for the 52 weeks ended 02
       MAY 2004 and the Auditors  report thereon

2.     Approve the Directors  remuneration report for            Mgmt          For                            *
       the 52 weeks ended 02 MAY 2004

3.     Declare a net final dividend of 23.5p per ordinary        Mgmt          For                            *
       share

4.     Elect Mr. Mark Angela as a Director of the Company        Mgmt          For                            *

5.     Elect Mr. Norman Murray as a Director of the              Mgmt          For                            *
       Company

6.     Re-elect Mr. Rooney Anand as a Director of the            Mgmt          For                            *
       Company

7.     Re-elect Mr. David McCall as a Director of the            Mgmt          For                            *
       Company

8.     Re-elect Mr. Michael Shallow as a Director of             Mgmt          For                            *
       the Company

9.     Re-appoint Ernst & Young LLP as the Auditors              Mgmt          For                            *
       of the Company and authorize the Directors
       to determine their remuneration

10.    Approve to extend the operation of the Greene             Mgmt          For                            *
       King plc Executive Share Option Scheme 1994
       by 1 year to 24 AUG 2005

S.11   Amend the Articles of Association of the Company          Mgmt          For                            *
       as specified

S.12   Approve that the authorities and powers conferred         Mgmt          For                            *
       on the Directors by the Article 11 of the Articles
       of Association of the Company be renewed for
       the period ending on the earlier of the date
       of the AGM in 2005 or 15 months and that for
       such period the Section 80 amount will be GBP
       5,964,287

S.13   Approve that, subject to the passing of Resolution        Mgmt          For                            *
       12, the authorities and powers conferred on
       the Directors by Article 11 of the Articles
       of Association of the Company be renewed for
       the period ending on the earlier of the conclusion
       of the AGM in 2005 or 15 months and that for
       such period the Section 89 amount will be GBP
       894,643

S.14   Authorize the Company for the purposes of Section         Mgmt          For                            *
       166 of the Companies Act 1985  the Act  to
       make market purchases  Section 163 of the Act
       up to an aggregate of 7,157,145 ordinary shares
       of 25p in the capital of the Company, at a
       minimum price of 25p and up to 105% of the
       average middle market quotations for such shares
       derived from the London Stock Exchange Daily
       Official List, over the previous 5 business
       days;  Authority expires the earlier of the
       conclusion of the next AGM of the Company or
       15 months ; to purchase of shares pursuant
       to contracts entered into before such expiry
       whose execution may be wholly or partly after
       such expiry




--------------------------------------------------------------------------------------------------------------------------
 H.J. HEINZ COMPANY                                                                          Agenda Number:  932201267
--------------------------------------------------------------------------------------------------------------------------
        Security:  423074103
    Meeting Type:  Annual
    Meeting Date:  08-Sep-2004
          Ticker:  HNZ
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       W.R. JOHNSON                                              Mgmt          For                            For
       C.E. BUNCH                                                Mgmt          For                            For
       M.C. CHOKSI                                               Mgmt          For                            For
       L.S. COLEMAN, JR.                                         Mgmt          For                            For
       P.H. COORS                                                Mgmt          For                            For
       E.E. HOLIDAY                                              Mgmt          For                            For
       C. KENDLE                                                 Mgmt          For                            For
       D.R. O'HARE                                               Mgmt          For                            For
       L.C. SWANN                                                Mgmt          For                            For
       T.J. USHER                                                Mgmt          For                            For
       J.M. ZIMMERMAN                                            Mgmt          For                            For

02     RATIFICATION OF AUDITORS.                                 Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HANG LUNG GROUP LTD                                                                         Agenda Number:  700608473
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y30148111
    Meeting Type:  AGM
    Meeting Date:  23-Nov-2004
          Ticker:
            ISIN:  HK0010000088
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial statements              Mgmt          For                            *
       and reports of the Directors and the Auditors
       for the YE 30 JUN 2004

2.     Declare a final dividend                                  Mgmt          For                            *

3.     Re-elect the Directors and authorize the Board            Mgmt          Abstain                        *
       of Directors to fix the Directors  fees

4.     Re-appoint the Auditors and authorize the Directors       Mgmt          For                            *
       to fix their remuneration

5.A    Authorize the Directors of the Company to purchase        Mgmt          For                            *
       shares in the capital of the Company during
       the relevant period, on The Stock Exchange
       of Hong Kong Limited or any other stock exchange
       recognized for this purpose by the Securities
       and Futures Commission and The Stock Exchange
       of Hong Kong Limited under the Hong Kong Code
       on share repurchases for such purposes, at
       such price not exceeding 10% of the aggregate
       nominal amount of the share capital of the
       Company in issue;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is to be held by
       law

5.B    Authorize the Directors of the Company, pursuant          Mgmt          Against                        *
       to Section 57B of the Companies Ordinance,
       to allot, issue and deal with additional shares
       in the capital of the Company and to allot,
       issue and grant securities convertible into
       shares in the capital of the Company or options,
       warrants or similar rights to subscribe for
       any such shares or convertible securities and
       to make or grant offers, agreements and options
       during and after the relevant period, not exceeding
       the aggregate of aa) 20% of the aggregate nominal
       amount of the share capital of the Company
       in issue; plus bb) if the Directors are so
       authorized by a separate ordinary resolution
       of the shareholders of the Company set out
       as Resolution 5.C, the nominal amount of the
       share capital of the Company repurchased by
       the Company subsequent to the passing of this
       Resolution, up to a maximum equivalent to 10%
       of the aggregate nominal amount of the share
       capital of the Company in issue; otherwise
       than pursuant to: i) a rights issue; or ii)
       the exercise rights of subscription or conversion
       under the terms of any warrants issued by the
       Company or any securities which are convertible
       into shares of the Company; iii) any option
       scheme or similar arrangement for the time
       being adopted for the grant or issue to Officers
       and/or employees of the Company and/or any
       of its subsidiaries of shares or rights to
       acquire shares of the Company; and iv) any
       scrip dividend or similar arrangement providing
       for the allotment of shares in lieu of the
       whole or part of a dividend on shares of the
       Company in accordance with the Articles of
       Association of the Company

5.C    Authorize the Directors of the Company to exercise        Mgmt          For                            *
       the powers of the Company referred to in Resolution
       5.B in respect of the share capital of the
       Company

S.6    Amend Article 2, 16, 37, 38, 80, 84, 85, 90,              Mgmt          For                            *
       91, 91(B), 95(C), 102(H), 102(I), 102(K), 107,
       109, 183(A) and 183(B) of the Articles of Association
       of the Company

7.     Transact other business                                   Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 HANG LUNG PROPERTIES LTD                                                                    Agenda Number:  700607875
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y30166105
    Meeting Type:  AGM
    Meeting Date:  23-Nov-2004
          Ticker:
            ISIN:  HK0101000591
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial statements              Mgmt          For                            *
       and the reports of the Directors and the Auditors
       for the YE 30 JUN 2004

2.     Declare a final dividend                                  Mgmt          For                            *

3.     Re-elect the Directors and authorize the Board            Mgmt          Abstain                        *
       of Directors to fix their fees

4.     Re-appoint the Auditors and authorize the Directors       Mgmt          For                            *
       to fix their remuneration

5.A    Authorize the Directors of the Company to purchase        Mgmt          For                            *
       shares in the capital of the Company during
       the relevant period, the aggregate nominal
       amount of ordinary shares of HKD 1 each in
       the capital of the Company  Ordinary Shares
       which may be purchased by the Company on The
       Stock Exchange of Hong Kong Limited or any
       other stock exchange recognized by the Securities
       and Futures Commission on the Stock Exchange
       of Hong Kong Limited under the Hong Kong Code
       on share repurchases, not exceeding 10% of
       the aggregate nominal amount of the ordinary
       shares in the share capital of the Company
       and the aggregate nominal amount of Convertible
       Cumulative Preference Shares of HKD 7,500 each
       in the capital of the Company  Convertible
       Preference Shares , not exceeding 10% of the
       aggregate nominal amount of the Convertible
       Preference Shares in the share capital of the
       Company,  Authority expires the earlier of
       the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is to be held by
       law

5.B    Authorize the Directors of the Company, pursuant          Mgmt          Against                        *
       to Section 57B of the Companies Ordinance,
       to allot, issue and deal with additional shares
       in the capital of the Company and to allot,
       issue or grant securities convertible into
       shares in the capital of the Company or options,
       warrants or similar rights to subscribe for
       any such share or such convertible securities
       and to make or grant offers, agreements and
       options during and after the relevant period,:
       i) a rights issue; or ii) the exercise of rights
       of subscription; or iii) any option scheme
       or similar arrangement; or iv) any scrip dividend
       or similar arrangement providing for the allotment
       of shares in view whole or part of a dividend
       on shares of the Company in accordance with
       the Articles of Association of the Company
       shall not exceed the aggregate of: aa) in case
       of ordinary shares 20% of the aggregate nominal
       amount of the ordinary shares in the share
       capital of Company in issue at the date of
       passing this resolution plus; bb) in the case
       of convertible preference shares 20% of the
       aggregate nominal amount of the convertible
       preference shares in the share capital of the
       Company in issue at the date of passing this
       resolution plus; cc) if the Directors are so
       authorized by a separate ordinary resolution
       of shareholders of the Company in Resolution
       5.C , the nominal amount of the share capital
       of the Company repurchased by the Company subsequent
       to the passing of this resolution, up to a
       maximum equivalent to 10% in the case of ordinary
       shares, the aggregate nominal amount of the
       ordinary shares in issue at the date of passing
       this resolution and in the case of convertible
       preference shares, the aggregate nominal amount
       of the convertible preference shares in issue
       at the date of passing this resolution shall
       be limited accordingly

5.C    Authorize the Directors of the Company to exercise        Mgmt          For                            *
       the powers of the Company as referred in Resolution
       5.B in respect of the share capital of the
       Company referred in sub-Point (cc) above

S.6    Amend Article 2, 16, 37, 38, 80, 84, 85, 90,              Mgmt          For                            *
       91, 91(B), 95(C), 101(vii), 102(H), 102(I),
       102(K), 107, 109, 183(A) and 183(B) of the
       Articles of Association of the Company

7.     Any other business                                        Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 HARRAH'S ENTERTAINMENT, INC.                                                                Agenda Number:  932259066
--------------------------------------------------------------------------------------------------------------------------
        Security:  413619107
    Meeting Type:  Special
    Meeting Date:  11-Mar-2005
          Ticker:  HET
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE ISSUANCE OF SHARES OF HARRAH              Mgmt          For                            For
       S COMMON STOCK, PURSUANT TO THE AGREEMENT AND
       PLAN OF MERGER, DATED AS OF JULY 14, 2004,
       BY AND AMONG HARRAH S ENTERTAINMENT, INC.,
       HARRAH S OPERATING COMPANY, INC., A WHOLLY-OWNED
       SUBSIDIARY OF HARRAH S, AND CAESARS ENTERTAINMENT,
       INC.

02     APPROVAL OF AN AMENDMENT TO HARRAH S CERTIFICATE          Mgmt          For                            For
       OF INCORPORATION TO INCREASE THE NUMBER OF
       AUTHORIZED SHARES OF HARRAH S COMMON STOCK
       FROM 360,000,000 TO 720,000,000.




--------------------------------------------------------------------------------------------------------------------------
 HARRAH'S ENTERTAINMENT, INC.                                                                Agenda Number:  932258519
--------------------------------------------------------------------------------------------------------------------------
        Security:  413619107
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2005
          Ticker:  HET
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       BARBARA T. ALEXANDER                                      Mgmt          For                            For
       FRANK J. BIONDI, JR.                                      Mgmt          For                            For
       ROBERT G. MILLER                                          Mgmt          For                            For
       CHRISTOPHER J. WILLIAMS                                   Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          For                            For
       & TOUCHE LLP AS THE INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR
       2005 CALENDAR YEAR.




--------------------------------------------------------------------------------------------------------------------------
 HEALTH CARE PROPERTY INVESTORS, INC.                                                        Agenda Number:  932311537
--------------------------------------------------------------------------------------------------------------------------
        Security:  421915109
    Meeting Type:  Annual
    Meeting Date:  12-May-2005
          Ticker:  HCP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MARY A. CIRILLO                                           Mgmt          For                            For
       ROBERT R. FANNING, JR.                                    Mgmt          For                            For
       JAMES F. FLAHERTY III                                     Mgmt          For                            For
       DAVID B. HENRY                                            Mgmt          For                            For
       MICHAEL D. MCKEE                                          Mgmt          For                            For
       HAROLD M. MESSMER, JR.                                    Mgmt          For                            For
       PETER L. RHEIN                                            Mgmt          For                            For
       KENNETH B. ROATH                                          Mgmt          For                            For
       RICHARD M. ROSENBERG                                      Mgmt          For                            For
       JOSEPH P. SULLIVAN                                        Mgmt          For                            For

02     RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT          Mgmt          For                            For
       AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2005.

03     APPROVAL OF PROPOSAL TO ISSUE REPORT ON GREENHOUSE        Shr           Against                        For
       GAS EMISSIONS AND ENVIRONMENTAL EFFICIENCY.




--------------------------------------------------------------------------------------------------------------------------
 HEIJMANS NV                                                                                 Agenda Number:  700686592
--------------------------------------------------------------------------------------------------------------------------
        Security:  N3928R157
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  NL0000341931
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       215710 DUE TO THE ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 22 APR 2005. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Opening                                                   Non-Voting    No vote

2.     Announcements                                             Mgmt          For                            *

3.a    Approve the annual report by the Board of Management      Mgmt          For                            *
       for the year 2004

3.b    Approve the report of the Supervisory Board               Mgmt          For                            *
       for the year 2004

4.a    Approve the annual accounts of 2004                       Mgmt          For                            *

4.b    Approve the reserve and dividend policy                   Mgmt          For                            *

4.c    Approve the profit appropriation                          Mgmt          For                            *

4.d    Grant discharge the Board of Management                   Mgmt          For                            *

4.e    Grant discharge the Supervisory Board                     Mgmt          For                            *

5.     Approve the Corporate Governance                          Mgmt          For                            *

6.     Amend the Articles of Association                         Mgmt          For                            *

7.     Approve the withdrawal of the cumulative preference       Mgmt          For                            *
       shares A

8.     Approve the remuneration of the Supervisory               Mgmt          For                            *
       Board

9.     Approve the composition of the Supervisory Board          Mgmt          For                            *

10a.1  Re-appoint Mr. J.L. Brentjes as the Member of             Mgmt          For                            *
       the Supervisory Board

10a.2  Re-appoint Prof. N.H. Douben as the Member of             Mgmt          For                            *
       the Supervisory Board

10.b   Approve to recommend a Member of the Supervisory          Mgmt          For                            *
       Board

10.c   Approve to recommend a Member of the Supervisory          Mgmt          For                            *
       Board

10d.1  Re-appoint Mr. J.L. Brentjes as the Member of             Mgmt          For                            *
       the Supervisory Board

10d.2  Re-appoint Prof. N.H. Douben as the Member of             Mgmt          For                            *
       the Supervisory Board

10e.1  Re-appoint Mr. J.L.M. Barteld as the Member               Mgmt          For                            *
       of the Supervisory Board

10e.2  Re-appoint Prof. Peeters as the Member of the             Mgmt          For                            *
       Supervisory Board

11.    Approve the registration date                             Mgmt          Abstain                        *

12.    Authorize the Board of Management to acquire              Mgmt          For                            *
       shares of the Company

13.a   Authorize the Board of Management to issue and            Mgmt          Abstain                        *
       /or to grant rights to take preference shares,
       financed preference shares and ordinary shares
       of the Company

13.b   Grant authority to Board of Management to restrict        Mgmt          Abstain                        *
       or exclude ordinary and financed preference
       shares

14.    Transact any other business and closure                   Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 HILLS MOTORWAY GROUP HLY                                                                    Agenda Number:  700588481
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q46313104
    Meeting Type:  AGM
    Meeting Date:  14-Oct-2004
          Ticker:
            ISIN:  AU000000HLY5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the reports of the Directors and the              Mgmt          For                            *
       Auditors, the statement of financial performance
       of the Company and of the economic entity for
       the YE 30 JUN 2004 and the statement of financial
       position at that date

2.     Elect Mr. John Hopman as a Director of the Company,       Mgmt          For                            *
       who retires in accordance with the Company
       s Articles of Association

3.     Re-elect Mr. John Cassidy as a Director of the            Mgmt          Against                        *
       Company, who retires by rotation in accordance
       with the Company s Articles of Association

4.     Re-elect Mr. William Jocelyn as a Director of             Mgmt          For                            *
       the Company, who retires by rotation in accordance
       with the Company s Articles of Association

5.     Approve, pursuant to Article 12.15 of the Company         Mgmt          For                            *
       s Articles of Association, to increase the
       maximum aggregate annual remuneration from
       AUD 400,000 to AUD 800,000 which may be paid
       to the Company s Non-Executive Directors

S.6    Amend the HML s Articles of Association by:               Mgmt          For                            *
       inserting a new Article 24 and substituting
       the definition of  Listing Rules  with the
       new one




--------------------------------------------------------------------------------------------------------------------------
 HILTON GROUP PLC                                                                            Agenda Number:  700691808
--------------------------------------------------------------------------------------------------------------------------
        Security:  G45098103
    Meeting Type:  AGM
    Meeting Date:  20-May-2005
          Ticker:
            ISIN:  GB0005002547
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the reports and accounts for            Mgmt          For                            *
       2004

2.     Declare a final dividend                                  Mgmt          For                            *

3.     Re-appoint Mr. C. Bell as a Director                      Mgmt          For                            *

4.     Re-appoint Mr. S.F. Bollenbach as a Director              Mgmt          For                            *

5.     Reappoint Mr. D.M.C. Michels as a Director                Mgmt          For                            *

6.     Appoint  Mr. I.R. Carter as a Director                    Mgmt          For                            *

7.     Appoint Mr. C.P. Wicks as a Director                      Mgmt          For                            *

8.     Re-appoint Ernst & Young LLP as the Auditor               Mgmt          For                            *
       and authorize the Directors to agree the Auditor
       s remuneration

9.     Approve the remuneration report                           Mgmt          For                            *

10.    Authorize donations to EU political organizations         Mgmt          For                            *
       and EU political expenditure

11.    Approve to increase the authorized share capital          Mgmt          For                            *

12.    Authorize the Directors to allot shares                   Mgmt          For                            *

13.    Approve to disapply section 89(1) of the companies        Mgmt          For                            *
       act 1985

14.    Authorize the Company to purchase its own shares          Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 HOLMEN AB                                                                                   Agenda Number:  700652729
--------------------------------------------------------------------------------------------------------------------------
        Security:  W4200N112
    Meeting Type:  AGM
    Meeting Date:  05-Apr-2005
          Ticker:
            ISIN:  SE0000109290
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN SWEDEN. THANK YOU

1.     Opening of the meeting                                    Non-Voting    No vote

2.     Elect the Chairman of the meeting                         Non-Voting    No vote

3.     Approve and prepare a voting list                         Non-Voting    No vote

4.     Approve the agenda                                        Non-Voting    No vote

5.     Elect the Adjusters to approve the minutes of             Non-Voting    No vote
       the meeting

6.     Approve the due convening of the meeting                  Non-Voting    No vote

7.     Receive the annual report and the consolidated            Non-Voting    No vote
       financial statements and the report of the
       Auditors and the consolidated report of the
       Auditors address by the President and the Chief
       Executive Officer

8.     Approve the matters arising from the above reports        Non-Voting    No vote

9.     Adopt the parent Company s profit and loss account        Mgmt          For                            *
       and the balance sheet and the consolidated
       profit and loss account and the balance sheet

10.    Approve the Company s unappropriated earnings             Mgmt          For                            *
       as stated in the adopted balance sheet

11.    Grant discharge to the Members of the Board               Mgmt          Against                        *
       and the President from liability

12.    Elect the 9 Members and no Deputy Members of              Mgmt          For                            *
       the Board

13.    Approve the fee of SEK 2,250,000 be paid to               Mgmt          Against                        *
       the Board, which is to be allocated by the
       Board among the Members elected by the AGM
       who are not the employees of the Company and
       the compensation to the Auditors shall be paid
       against invoice

14.    Re-elect Mr. Fredrik Lundberg, Mr. Lilian Fossum,         Mgmt          For                            *
       Mr. Magnus Hall, Mr. Carl Kempe, Mr. Hans Larsson,
       Mr. Ulf Lundahl, Mr. Goran Lundin, Mr. Arne
       Martensson and Mr. Bengt Pettersson as the
       Members of the Board

15.    Elect KPMG Bohlins AB as the Auditors at the              Mgmt          For                            *
       2004 AGM for the period until the end of the
       2008 AGM

16.    Approve the Nomination Committee s proposal               Mgmt          For                            *
       for the formation of a Nominating Committee
       and the role of the Nominating Committee shall
       be put forward proposals to the AGM for the
       election of the Members of the Board, the fee
       to be paid to the Board and, when necessary,
       the election of the Auditors and concerning
       the fee to be paid to the Auditors

17.    Approve, to make decisions, on one or more occasions,     Mgmt          For                            *
       to buy back shares in the Company via the stock
       market; the Board being mandated to make decisions
       to use the Company s shares as payment for
       the acquisition of Companies or lines of business
       or to finance such acquisitions, in which case
       the shares shall be sold on the stock market

18.    Approve the question from the Amnesty Business            Non-Voting    No vote
       Group concerning the Company s policy on human
       rights

19.    Closure of the meeting                                    Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 HONG KONG & CHINA GAS CO LTD                                                                Agenda Number:  700689562
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y33370100
    Meeting Type:  AGM
    Meeting Date:  04-May-2005
          Ticker:
            ISIN:  HK0003000038
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the statement of accounts for the YE              Mgmt          For                            *
       31 DEC 2004 and the reports of the Directors
       and the Auditors thereon

2.     Declare a final dividend                                  Mgmt          For                            *

3.     Re-elect the Directors                                    Mgmt          For                            *

4.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            *
       of the Company to hold office from the conclusion
       of this meeting until the conclusion  of the
       next AGM and authorize the Directors to fix
       their remuneration

5.     Approve the each Director s fee at the rate               Mgmt          For                            *
       of HKD 130,000 per annum and in the case of
       Chairman and additional fee as the rate of
       HKD 130,000 per annum

6.I    Authorize the Directors to purchase shares in             Mgmt          For                            *
       the capital of the Company during the relevant
       period, subject to and in accordance with all
       applicable laws and regulations, not exceeding
       10% of the aggregate nominal amount of the
       issued share capital;  Authority expires the
       earlier of the conclusion of the next AGM or
       the expiration of the period within which the
       next AGM is to be held by law

6.II   Authorize the Directors of the Company to allot,          Mgmt          For                            *
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during and after the
       relevant period, not exceeding 20% of the aggregate
       nominal amount of the issued share capital
       of the Company otherwise than pursuant to a
       rights issue;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM is to be held by law

6.III  Approve, conditional upon the passing of Resolutions      Mgmt          For                            *
       6(I) and 6(II), to extend the general mandate
       granted to the Directors to allot, issue and
       deal with the shares pursuant to Resolution
       6(II), by an amount representing the aggregate
       nominal amount of the share capital repurchased
       pursuant to Resolution 6(I), provided that
       such amount does not exceed 10% of the aggregate
       nominal amount of the issued share capital
       of the Company at the date of passing this
       resolution

6S.IV  Amend the Articles of Association by changing             Mgmt          For                            *
       words from Article 70 and replacing with new
       words, replacing Article 95 and 96 entirely
       with new one




--------------------------------------------------------------------------------------------------------------------------
 HONG KONG AIRCRAFT ENGINEERING CO HAECO LTD                                                 Agenda Number:  700696353
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y29790105
    Meeting Type:  AGM
    Meeting Date:  10-May-2005
          Ticker:
            ISIN:  HK0044000302
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the report of the Directors and the               Non-Voting    No vote
       audited accounts for the YE 31 DEC 2004

1.     Declare a final dividend                                  Mgmt          For                            *

2.     Elect the Directors                                       Mgmt          For                            *

3.     Re-appoint the Auditors and authorize the Directors       Mgmt          For                            *
       to fix their remuneration

4.     Authorize the Directors, subject to this resolution,      Mgmt          For                            *
       to make on-market share repurchases during
       the relevant period, not exceeding 10% of the
       aggregate nominal amount of the issued share
       capital;  Authority expires the earlier of
       the conclusion of the next AGM or the expiration
       of the period within which the next AGM is
       to be held by law or the revocation or variation
       of the authority given under this resolution
       by the ordinary resolution of the shareholders
       in general meeting

5.     Authorize the Directors to allot, issue and               Mgmt          For                            *
       deal with additional shares and to make or
       grant offers, agreements and options during
       and after the relevant period, not exceeding
       the aggregate of a) 20% of the aggregate nominal
       amount of the issued share capital of the Company;
       plus b) the nominal amount of share capital
       repurchased  up to 10% of the aggregate nominal
       amount of the issued share capital , otherwise
       than pursuant to i) a rights issue; or ii)
       any scrip dividend or similar arrangement providing
       for the allotment of shares in lieu of the
       whole or part of a dividend on shares, provided
       that the aggregate nominal amount of the shares
       so allotted  or so agreed conditionally or
       unconditionally to be allotted , pursuant to
       this resolution wholly for cash shall not exceed
       5% of the aggregate nominal amount of the shares
       in issue at the date of passing this resolution;
       Authority expires the earlier of the conclusion
       of the next AGM or the expiration of the period
       within which the next AGM is to be held by
       law or the revocation or variation of the authority
       given under this resolution by the ordinary
       resolution of the shareholders in general meeting

6.     Authorize the Directors to exercise the powers            Mgmt          For                            *
       of the Company referred to in the Resolution
       5




--------------------------------------------------------------------------------------------------------------------------
 HONGKONG LAND HOLDINGS LTD                                                                  Agenda Number:  700698600
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4587L109
    Meeting Type:  AGM
    Meeting Date:  04-May-2005
          Ticker:
            ISIN:  BMG4587L1090
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and the Independent      Mgmt          For                            *
       Auditors  report for the YE 31 DEC 2004, and
       to declare a final dividend

2.     Re-elect the Directors                                    Mgmt          For                            *

3.     Re-appoint the Auditors and authorize the Directors       Mgmt          For                            *
       to fix their remuneration

4.     Authorize the Directors to allot or issue shares          Mgmt          Against                        *
       and to make and  grant offers, agreements and
       options which would or might require shares
       to be allotted, issued or disposed of during
       or after the end of the relevant period, not
       exceeding USD 11.4 million, (a), otherwise
       than pursuant to a Rights Issue  subject to
       such exclusions or other arrangements as the
       Directors may deem necessary or expedient in
       relation to fractional entitlements or legal
       or practical problems under the laws of, or
       the requirements of any recognized regulatory
       body or any stock exchange in, any territory
       ;  Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       to be held by law

5.     Authorize the Directors of the Company to purchase        Mgmt          For                            *
       its own shares, subject to and in accordance
       with all applicable laws and regulations, during
       the relevant period the aggregate nominal amount
       of shares of the Company which the Company
       may purchase pursuant to the approval in paragraph
       (a) of this resolution shall be less than 15%
       of the aggregate nominal amount of the existing
       issued share capital of the Company at the
       date of this meeting, and such  approval shall
       be limited accordingly; and (c) the approval
       in paragraph (a) of this Resolution shall,
       where permitted by applicable laws and regulations
       and subject to the limitation in paragraph
       (b) of this Resolution, extend to permit the
       purchase of shares of the Company  i) by subsidiaries
       of the Company and ii) pursuant to the terms
       of put warrants or financial instruments having
       similar effect  Put Warrants  whereby the Company
       can be required to purchase its own shares,
       provided that where Put Warrants are issued
       or offered pursuant to a Rights Issue, the
       price which the Company may pay for shares
       purchased on exercise of Put Warrants shall
       not exceed 15% more than the average of the
       market quotations for the shares for a period
       of not more than 30 nor less than the five
       dealing days falling one day prior to the date
       of any public announcement by the Company of
       the proposed issue of Put Warrants;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM is to
       be held by law




--------------------------------------------------------------------------------------------------------------------------
 HSBC HOLDINGS PLC                                                                           Agenda Number:  700681530
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4634U169
    Meeting Type:  AGM
    Meeting Date:  27-May-2005
          Ticker:
            ISIN:  GB0005405286
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and consider the annual accounts and              Mgmt          For                            *
       the reports of the Directors and the Auditors
       for the YE 31 DEC 2004

2.a    Re-elect Sir John Bond as a Director                      Mgmt          For                            *

2.b    Re-elect Mr. Mr. R.K.F. Chlien as a Director              Mgmt          For                            *

2.c    Re-elect Mr. J.D. Coombe as a Director                    Mgmt          For                            *

2.d    Re-elect The Baroness Dunn as a Director                  Mgmt          For                            *

2.e    Re-elect Mr. D.J. Flint as a Director                     Mgmt          For                            *

2.f    Re-elect Mr. J.W.J. Hughes-Hallett as a Director          Mgmt          For                            *

2.g    Re-elect Sir Brian Moffat as a Director                   Mgmt          For                            *

2.h    Re-elect S.W. Newton as a Director                        Mgmt          For                            *

2.i    Re-elect Mr. H. Sohmen as a Director                      Mgmt          For                            *

3.     Re-appoint KPMG Audit Plc as the Auditor at               Mgmt          For                            *
       remuneration to be determined by the Group
       Audit Committee

4.     Approve the Directors  remuneration report for            Mgmt          For                            *
       the YE 31 DEC 2004

5.     Authorize the Directors to allot shares                   Mgmt          For                            *

S.6    Approve to disapply pre-emption rights                    Mgmt          For                            *

7.     Authorize the Company to purchase its own ordinary        Mgmt          For                            *
       shares

8.     Amend the HSBC Holdings Savings-Related Share             Mgmt          For                            *
       Option Plan

9.     Amend the HSBC Holdings Savings-Related Share             Mgmt          For                            *
       Option Plan: International

10.    Approve the HSBC US Employee Stock Plan  US               Mgmt          For                            *
       Sub-Plan

11.    Approve the HSBC Share Plan                               Mgmt          For                            *

S.12   Amend the Articles of Association                         Mgmt          For                            *

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE CUT-OFF DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 HUBBELL INCORPORATED                                                                        Agenda Number:  932288017
--------------------------------------------------------------------------------------------------------------------------
        Security:  443510201
    Meeting Type:  Annual
    Meeting Date:  02-May-2005
          Ticker:  HUBB
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       G. RATCLIFFE                                              Mgmt          For                            For
       E. BROOKS                                                 Mgmt          For                            For
       G. EDWARDS                                                Mgmt          For                            For
       J. HOFFMAN                                                Mgmt          For                            For
       A. MCNALLY IV                                             Mgmt          For                            For
       D. MEYER                                                  Mgmt          For                            For
       T. POWERS                                                 Mgmt          For                            For
       D. VAN RIPER                                              Mgmt          For                            For
       R. SWIFT                                                  Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS   Mgmt          For                            For
       LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
       FOR THE YEAR 2005.

03     APPROVAL OF THE COMPANY S 2005 INCENTIVE AWARD            Mgmt          Against                        Against
       PLAN.




--------------------------------------------------------------------------------------------------------------------------
 HUNG HING PRINTING GROUP LTD                                                                Agenda Number:  700577135
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3779N105
    Meeting Type:  AGM
    Meeting Date:  24-Aug-2004
          Ticker:
            ISIN:  HK0450001869
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited financial statements      Mgmt          For                            *
       and the reports of the Directors and the Auditors
       for the FYE 31 MAR 2004

2.     Declare a final dividend for the YE 31 MAR 2004           Mgmt          For                            *

3.     Re-elect the Directors and authorize the Directors        Mgmt          For                            *
       to fix their remuneration

4.     Appoint the Auditors and authorize the Directors          Mgmt          For                            *
       to fix their remuneration

5.A    Authorize the Directors of the Company to allot,          Mgmt          For                            *
       issue and deal with shares of HKD 0.10 each
       in the capital of the Company and to make or
       grant offers, agreements and options  including
       warrants, bonds, debentures convertible into
       shares of the Company  during the relevant
       period, not exceeding 20% of the aggregate
       nominal amount of the share capital of the
       Company, otherwise than pursuant to 1) a rights
       issue; or 2) the exercise of rights of subscription
       or conversion; or 3) the exercise of any options
       under any option scheme or similar arrangement;
       or 4) an issue of shares as scrip dividend
       or similar arrangement providing for the allotment
       of shares in lieu of the whole or part of a
       dividend on the shares of the Company;  Authority
       expires the earlier of the conclusion of the
       next AGM or the expiration of the period within
       which the next AGM is to be held by law

5.B    Authorize the Directors of the Company to purchase        Mgmt          For                            *
       shares of HKD 0.10 each in the capital of the
       Company during the relevant period, not exceeding
       10% of the aggregate nominal amount of the
       share capital of the Company;  Authority expires
       the earlier of the conclusion of the next AGM
       or the expiration of the period within which
       the next AGM is to be held by law

5.C    Approve, conditional upon the passing of Resolutions      Mgmt          For                            *
       5A and 5B, the aggregate nominal amount of
       the shares of the Company purchased by the
       Company pursuant to Resolution 5B, to the aggregate
       nominal amount of the share capital of the
       Company that may be allotted pursuant to Resolution
       5A, provided that such amount shall not exceed
       10% of the aggregate nominal amount of the
       issued share capital of the Company at the
       date of passing this resolution

S.6    Amend the Articles of Association of the Company          Mgmt          For                            *
       as: a) by adding a definition in Article 1(1);
       b) by deleting some definitions in Article
       1(1); c) by adding a definition in Article
       1(1); d) by renumbering Article 2 as Article
       1(7); e) by deleting some words in Article
       11(1) and replacing with a new one; f) by deleting
       some words in Article 11(2)(a) and replacing
       with a new one; g) by deleting some words in
       Article 28(a) and replacing with a new one;
       h) by deleting entirely Article 37; i) by adding
       some words at the end of Article 38(1)(b);
       j) by adding a new Article 49A immediately
       after Article 49; k) by deleting a word in
       line 8 of Article 57 and replace with a new
       one; l) by adding a new Article 70A immediately
       after Article 70; m) by adding a new Article
       78A immediately after Article 78; n) by adding
       a new Article 86A immediately after Article
       86; o) by deleting some words in Article 95(b)
       and replacing with new one; p) by deleting
       Article 112 and replacing with a new one; q)
       by deleting last sentence of Article 134(2);
       r) by deleting Article 141 and replacing with
       a new one




--------------------------------------------------------------------------------------------------------------------------
 HUNG HING PRINTING GROUP LTD                                                                Agenda Number:  700621104
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3779N105
    Meeting Type:  EGM
    Meeting Date:  08-Dec-2004
          Ticker:
            ISIN:  HK0450001869
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 210717  DUE TO SPLIT IN THE RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.a    Approve acquisition by Hung Hing Printing Group           Mgmt          For                            *
       Limited and Zhongshan Hung Hing Pring and Packaging
       Company Limited of a 30% interest in Zhongshan
       Rengo Hung Hing Paper Manufacturing Company
       Limited and Zhongshan Ren Hing Paper Manufacturing
       Company Limited  Equity Transfer Fund

1.b    Authorize the Board to do all acts necessary              Mgmt          For                            *
       to implement and give effect Management to
       the terms and transactions under the Equity
       Transfer Contract




--------------------------------------------------------------------------------------------------------------------------
 HUSKY ENERGY INC                                                                            Agenda Number:  700668912
--------------------------------------------------------------------------------------------------------------------------
        Security:  448055103
    Meeting Type:  AGM
    Meeting Date:  21-Apr-2005
          Ticker:
            ISIN:  CA4480551031
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the annual report of the Board of Directors       Non-Voting    No vote
       to the shareholders and the consolidated audited
       financial statements of the Corporation for
       the FYE 31 DEC 2004

1.1    Elect Mr. Li, Victor T.K. as a Director                   Mgmt          For                            *

1.2    Elect Mr. Fok, Canning K.N. as a Director                 Mgmt          For                            *

1.3    Elect Mr. Fullerton, R. Donald as a Director              Mgmt          For                            *

1.4    Elect Mr. Glynn, Martin J.G. as a Director                Mgmt          For                            *

1.5    Elect Mr. Hui, Terence C.Y. as a Director                 Mgmt          For                            *

1.6    Elect Mr. Kinney, Brent D. as a Director                  Mgmt          For                            *

1.7    Elect Mr. Kluge, Holger as a Director                     Mgmt          For                            *

1.8    Elect Mr. Koh, Poh Chan as a Director                     Mgmt          For                            *

1.9    Elect Mr. Kwok, Eva L. as a Director                      Mgmt          For                            *

1.10   Elect Mr. Kwok, Stanley T.L. as a Director                Mgmt          For                            *

1.11   Elect Mr. Lau, John C.S. as a Director                    Mgmt          For                            *

1.12   Elect Mr. Shaw, Wayne E. as a Director                    Mgmt          For                            *

1.13   Elect Mr. Shurniak, William as a Director                 Mgmt          For                            *

1.14   Elect Mr. Sixt, Frank J. as a Director                    Mgmt          For                            *

2.     Appoint KPMG LLP, Chartered Accountants, of               Mgmt          For                            *
       Calgary, Alberta  the Auditors , as the Auditors
       of the Corporation to hold such office until
       the next AGM of the Corporation

       Transact such other business or any adjournments          Non-Voting    No vote
       thereof




--------------------------------------------------------------------------------------------------------------------------
 HYATT REGENCY SA                                                                            Agenda Number:  700742504
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3407C100
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2005
          Ticker:
            ISIN:  GRS338163009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approval of the annual financial statements               Mgmt          For                            *
       for the FY 2004 accompanied by the Board of
       Directors and the Auditors relevant reports

2.     Approve of the annual consolidated financial              Mgmt          For                            *
       statements for the FY 2004 accompanied by the
       Board of Directors and the Auditors relevant
       reports

3.     Grant discharge to the Board of Directors Members         Mgmt          For                            *
       and the Auditors from any liability for indemnity
       for the FY 2004

4.     Approval of Board of Directors  remuneration              Mgmt          For                            *
       for the year 2004 and pre-approval of the same
       for the year 2005

5.     Approval the dividend payment for the year 2004           Mgmt          For                            *

6.     Elect the Certified Auditors, regular and substitute      Mgmt          For                            *
       for the FY 2005 and approve to determine their
       remuneration

7.     Elect the new Board of Directors                          Mgmt          For                            *

8.     Approve the contract according to Article 23(a)           Mgmt          For                            *
       of Company Law 2190/1920

9.     Authorize the Board of Directors Members to               Mgmt          For                            *
       participate in other Companies Board of Directors
       or Management pursuing similar business goals
       according to Article 23 Para (1) of Company
       Law 2190/1920

10.    Miscellaneous announcements                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI DEVELOPMENT CO - ENGINEERING & CONSTRUCTION                                         Agenda Number:  700645697
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38397108
    Meeting Type:  AGM
    Meeting Date:  11-Mar-2005
          Ticker:
            ISIN:  KR7012630000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 28th financial statement  balance             Mgmt          For                            *
       sheet, income statement and retained earnings
       statement

2.     Appoint the Directors                                     Mgmt          For                            *

3.     Appoint the Member of Auditors Committee who              Mgmt          For                            *
       are External Directors

4.     Approve the remuneration limit for the Directors          Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 IHC CALAND NV                                                                               Agenda Number:  700636636
--------------------------------------------------------------------------------------------------------------------------
        Security:  N44062128
    Meeting Type:  EGM
    Meeting Date:  11-Feb-2005
          Ticker:
            ISIN:  NL0000360584
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 04 FEB 2005. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Opening                                                   Non-Voting    No vote

2.     Approve the sale of the Dutch shipyards                   Mgmt          For                            *

3.     Amend the Articles of Association  including              Mgmt          For                            *
       an authorization to execute the notarial deed
       of amendment

4.     Approve to adopt English language as the language         Mgmt          For                            *
       for the annual report of the Board of Management
       and the annual accounts of the Company

5.     Approve to publicize the minutes of the shareholders      Mgmt          For                            *
       meeting on the website of the Company

6.     Any other business                                        Other         For                            *

7.     Closure                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 IMPERIAL TOBACCO GROUP PLC                                                                  Agenda Number:  700627372
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4721W102
    Meeting Type:  AGM
    Meeting Date:  01-Feb-2005
          Ticker:
            ISIN:  GB0004544929
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the accounts for the FYE 30 SEP 2004,             Mgmt          For                            *
       together with the Directors  and the Auditors
       reports thereon

2.     Receive the Directors  remuneration report for            Mgmt          For                            *
       the FYE 30 SEP 2004, together with the Auditors
       report thereon

3.     Declare the final dividend for the FYE 30 SEP             Mgmt          For                            *
       2004 of 35 pence per ordinary share of 10 pence
       each payable on 18 FEB 2005 to those shareholders
       on the register at the close of business on
       21 JAN 2004

4.     Re-elect Mr. A.G.L. Alexander as a Director               Mgmt          For                            *
       of the Company

5.     Re-elect Mr. D.C. Bonham as a Director of the             Mgmt          For                            *
       Company

6.     Re-elect Mr. G. Davis as a Director of the Company        Mgmt          For                            *

7.     Re-elect Mr. R. Dyrbus as a Director of the               Mgmt          For                            *
       Company

8.     Re-elect Ms. S. Murray as a Director of the               Mgmt          For                            *
       Company

9.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Auditors of the Company until the conclusion
       of the next general meeting at which the accounts
       are laid before the Company

10.    Authorize the Directors to set the remuneration           Mgmt          For                            *
       of the Auditors

11.a   Authorize the Company, in accordance with Section         Mgmt          For                            *
       347C of the Companies Act  the Act , to make
       donations to EU political organization and
       to incur EU political expenditure not exceeding
       GBP 25,000 in total as defined in Section 347A
       of the Act;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       in 2006 or 01 AUG 2006 ;

11.b   Authorize the Imperial Tobacco Limited, in accordance     Mgmt          For                            *
       with Section 347D of the Companies the Act,
       to make donations to EU political organization
       and to incur EU political expenditure not exceeding
       GBP 25,000 in total as defined in Section 347A
       of the Act;  Authority expires the earlier
       of the conclusion of the next AGM to be held
       in 2006 or 01 AUG 2006

11.c   Authorize the Imperial Tobacco International              Mgmt          For                            *
       Limited, in accordance with Section 347D of
       the Companies the Act, to make donations to
       EU political organization and to incur EU political
       expenditure not exceeding GBP 25,000 in total
       as defined in Section 347A of the Act;  Authority
       expires the earlier of the conclusion of the
       next AGM to be held in 2006 or 01 AUG 2006

11.d   Authorize Van nelle Tabak Nederland B.V.  incorporated    Mgmt          For                            *
       in Netherlands , being a wholly owned subsidiary
       of the Company, in accordance with Section
       347D of the Companies the Act, to make donations
       to EU political organization and to incur EU
       political expenditure not exceeding GBP 25,000
       in total as defined in Section 347A of the
       Act;  Authority expires the earlier of the
       conclusion of the next AGM to be held in 2006
       or 01 AUG 2006

11.e   Authorize John Players & Sons Limited, being              Mgmt          For                            *
       a wholly owned subsidiary of the Company, in
       accordance with Section 347D of the Companies
       the Act, to make donations to EU political
       organization and to incur EU political expenditure
       not exceeding GBP 25,000 in total as defined
       in Section 347A of the Act;  Authority expires
       the earlier of the conclusion of the next AGM
       to be held in 2006 or 01 AUG 2006

11.f   Authorize Reemtsma Cigarettenfabriken GmbH                Mgmt          For                            *
       incorporated in Germany , being a wholly owned
       subsidiary of the Company, in accordance with
       Section 347D of the Companies the Act, to make
       donations to EU political organization and
       to incur EU political expenditure GBP 25,000
       in total as defined in Section 347A of the
       Act;  Authority expires the earlier of the
       conclusion of the next AGM to be held in 2006
       or 01 AUG 2006

11.g   Authorize Ets L. Lacroix Fils NV/SA  incorporated         Mgmt          For                            *
       in Belgium , being a wholly owned subsidiary
       of the Company, in accordance with Section
       347D of the Companies the Act, to make donations
       to EU political organization and to incur EU
       political expenditure not exceeding GBP 25,000
       in total as defined in Section 347A of the
       Act;  Authority expires the earlier of the
       conclusion of the next AGM to be held in 2006
       or 01 AUG 2006

12.    Approve and adopt the rules of the Imperial               Mgmt          For                            *
       Tobacco International Sharesave Plan  the Sharesave
       Plan  as specified and authorize the Directors
       to make any amendments to the Plan that they
       consider necessary or appropriate to implement
       the Sharesave Plan and comply with or take
       account of taxation, exchange control or securities
       laws or regulations in any jurisdiction in
       which the Sharesave Plan is or is intended
       to operate including amendments to obtain the
       approval of any tax authority

13.    Approve the rules of the Imperial Tobacco Group           Mgmt          For                            *
       Share Matching Scheme

14.    Approve the rules of the Imperial Tobacco Group           Mgmt          For                            *
       Long Term Incentive Plan

15.    Authorize the Directors, for the purpose of               Mgmt          For                            *
       Section 80 of the Companies Act 1985, to allot
       relevant securities  Section 80(2)  up to an
       aggregate nominal amount of GBP 24,300,000;
       Authority expires the earlier at the conclusion
       of the next AGM of the Company or 01 AUG 2006
       ; and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.16   Authorize the Directors, in relation to a sale            Mgmt          For                            *
       of shares which is an allotment of equity securities
       by virtue of Section 94(3A) of the Act as if
       in the first Paragraph of this resolution the
       words  subject to the passing of Resolution
       15  were omitted, to allot equity securities
       Section 94  for cash pursuant to the authority
       conferred by Resolution 15, or otherwise in
       the case of treasury shares  162(3) of the
       Act , disapplying the statutory pre-emption
       rights  Section 89(1) , provided that this
       power is limited to the allotment of equity
       securities: a) in connection with a rights
       issue, open offer and other pro rata issue
       in favor of holders of equity securities where
       the equity securities respectively attributable
       to the interest of all such holders are proportionate
       to the respective number of equity securities
       held by them but subject to such exclusions
       or other arrangements as the Directors may
       deem necessary or expedient in relation to
       the fractional entitlements, treasury shares
       or any legal or practical problems arising
       under the laws of territory or the requirements
       of any regulatory body or any stock exchange
       in any territory; b) up to an aggregate nominal
       amount of GBP 3,645,500  5% of the issued share
       capital ;  Authority expires the earlier of
       the conclusion of the next AGM of the Company
       or 01 AUG 2006 ; and the Directors may allot
       equity securities after the expiry of this
       authority in pursuance of such an offer or
       agreement made prior to such expiry

S.17   Authorize the Company, for the purpose of Section         Mgmt          For                            *
       166 of the Companies Act 1985, to make market
       purchases  Section 163(3)  of up to 72,900,000
       ordinary shares of 10 pence each in the capital
       of the Company, at a minimum price of 10 pence
       exclusive of expenses  and up to an amount
       equal to 105% of the average middle market
       quotations for such shares derived from the
       London Stock Exchange Daily Official List,
       over the previous 5 business days;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or 01 AUG 2006 ; the
       Company, before the expiry, may make a contract
       to purchase ordinary shares which will or may
       be executed wholly or partly after such expiry

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No vote
       AGENDA. IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 INDEPENDENCE COMMUNITY BANK CORP.                                                           Agenda Number:  932326095
--------------------------------------------------------------------------------------------------------------------------
        Security:  453414104
    Meeting Type:  Annual
    Meeting Date:  26-May-2005
          Ticker:  ICBC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WILLARD N. ARCHIE                                         Mgmt          For                            For
       ROBERT B. CATELL                                          Mgmt          For                            For
       HARRY P. DOHERTY                                          Mgmt          For                            For
       JOHN R. MORRIS                                            Mgmt          For                            For

02     TO APPROVE THE ADOPTION OF THE 2005 STOCK INCENTIVE       Mgmt          For                            For
       PLAN.

03     TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP            Mgmt          For                            For
       AS INDEPENDENCE COMMUNITY BANK CORP. S INDEPENDENT
       REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR
       ENDING DECEMBER 31, 2005.




--------------------------------------------------------------------------------------------------------------------------
 ING GROEP NV                                                                                Agenda Number:  700661146
--------------------------------------------------------------------------------------------------------------------------
        Security:  N4578E413
    Meeting Type:  AGM
    Meeting Date:  26-Apr-2005
          Ticker:
            ISIN:  NL0000303600
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 19 APR 2005. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU                Non-Voting    No vote

1.     Opening and announcements                                 Mgmt          For                            *

2.A    Receive the report of Board of Management and             Mgmt          For                            *
       the Supervisory Board for 2004

2.b    Approve the profit retention and Distribution             Mgmt          For                            *
       Policy

3.a    Approve the annual accounts for 2004                      Mgmt          For                            *

3.b    Approve the dividend for 2004                             Mgmt          For                            *

4.a    Grant discharge to the Board of management                Mgmt          For                            *

4.b    Grant discharge to the Supervisory Board                  Mgmt          For                            *

5.     Approve the Corporate Governance                          Mgmt          For                            *

6.a    Re-appoint the Member of the Supervisory Board            Mgmt          For                            *

6.b    Re-appoint the Member of the Supervisory Board            Mgmt          For                            *

6.c    Appoint the Member of the Supervisory Board               Mgmt          For                            *

6.d    Appoint the Member of the Supervisory Board               Mgmt          For                            *

7.     Approve the maximum number of stock options               Mgmt          For                            *
       and performance shares to be granted to the
       Members of the Board of Management

8.a    Grant authority to issue the ordinary shares              Mgmt          Against                        *

8.b    Grant authority to issue Preference B Shares              Mgmt          For                            *

9.     Grant authority to acquire  certificates of               Mgmt          For                            *
       shares in its own capital

10.    Any other business and closure                            Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 INTERCONTINENTAL HOTELS GROUP  PLC                                                          Agenda Number:  700680487
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4803W111
    Meeting Type:  AGM
    Meeting Date:  01-Jun-2005
          Ticker:
            ISIN:  GB00B03NF665
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Company s financial statements for            Mgmt          For                            *
       the YE 31 DEC 2004, together with the reports
       of the Directors and the Auditors

2.     Approve the Directors  remuneration report for            Mgmt          For                            *
       the YE 31 DEC 2004

3.     Declare a final dividend on the ordinary shares           Mgmt          For                            *

4.a    Appoint Mr. Andrew Cosslett as a Director of              Mgmt          For                            *
       the Company

4.b    Appoint Mr. David Kappler as a Director of the            Mgmt          For                            *
       Company

4.c    Re-appoint Mr. Robert C. Larson as a Director             Mgmt          For                            *
       of the Company

4.d    Re-appoint Mr. Richard Hartamn as a Director              Mgmt          For                            *
       of the Company

4.e    Re-appoint Mr. Ralph Kugler as a Director of              Mgmt          For                            *
       the Company

4.f    Re-appoint Mr. Richard Solomons as a Director             Mgmt          For                            *
       of the Company

5.     Re-appoint Ernst & young LLP as the Auditors              Mgmt          For                            *
       of the Company to hold the office until the
       conclusion of the next general meeting at which
       accounts are to be laid before the Company

6.     Authorize the Audit Committee of the Board to             Mgmt          For                            *
       agree the Auditors  remuneration

7.     Authorize the Company and any Company that is             Mgmt          For                            *
       or becomes a subsidiary of the Company during
       the period to which the resolution relates,
       for the purposes of Part XA of the Companies
       Act 1985, to: i  make donations to EU Political
       Organizations; or ii  incur EU Political Expenditure;
       in an aggregate amount not exceeding GBP 100,000
       during the period ending on the date of the
       AGM in 2006

8.     Authorize the Directors, pursuant to, and in              Mgmt          For                            *
       accordance with, Section 80 of the Companies
       Act 1985 and within the terms of Article 13
       of the Articles of Association of the Company
       to exercise, up to an aggregate nominal amount
       of GBP 225,019,783;  Authority expires at the
       earlier of conclusion of the next AGM of the
       Company or 01 SEP 2006

S.9    Authorize the Directors, in substitution for              Mgmt          For                            *
       all previous authorities, pursuant to any authority
       for the time being in force under Section 80
       of the Companies Act 1985,  authority relates
       to the allotment of equity securites rather
       than the sale of the treasury shares  with
       in the terms of Article 13 of the Articles
       of Associations of the Company; disapplying
       the statutory pre-emption rights  Section 89(1)
       of the Companies Act : i) in connection with
       a rights issue; ii) and in connection with
       a rights issue, up to an aggregate nominal
       amount of GBP 33,752,967;  Authority expires
       the earlier of the next AGM of the Company
       or 01 SEP 2006 ; and the Directors may make
       allotments of equity securitites shall include
       a sale of treasury shares

S.10   Authorize the Company, subject to and in accordance       Mgmt          For                            *
       with Article 10 of the Company s Articles of
       Association, to make market purchases  Section
       163(3) of the Companies Act 1985  of up to
       90,349,461 ordinary shares of 112 pence each
       in the capital of the Company, at a minimum
       price of 112 pence and not more than 105% above
       average of the middle market quotations for
       an ordinary share as derived from the London
       Stock Exchange Daily Official List, over the
       previous 5 business days;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or 01 SEP 2006 ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 INTERCONTINENTAL HOTELS GROUP  PLC                                                          Agenda Number:  700717830
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4803W111
    Meeting Type:  CRT
    Meeting Date:  01-Jun-2005
          Ticker:
            ISIN:  GB00B03NF665
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve a Scheme of arrangement proposed to               Mgmt          For                            *
       be made between the Company and the holders
       of the Scheme shares




--------------------------------------------------------------------------------------------------------------------------
 INTERCONTINENTAL HOTELS GROUP  PLC                                                          Agenda Number:  700717842
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4803W111
    Meeting Type:  EGM
    Meeting Date:  01-Jun-2005
          Ticker:
            ISIN:  GB00B03NF665
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve for the purpose of giving effect to               Mgmt          For                            *
       the scheme of arrangement dated 03 MAY 2005,
       between the Company and the holders of its
       scheme shares  as defined in the said scheme
       , and for the identification signed by the
       Chairman thereof in its original form or with
       or subject to any modification, addition or
       condition approved or imposed by the Court
       (the  Scheme ): (a) the capital of the Company
       be reduced by cancelling and extinguishing
       all the scheme shares  as defined in the scheme
       ; and (b) subject to and forthwith upon the
       said reduction of capital taking effect and
       notwithstanding any other provision in the
       Company s Articles of Association: (i) the
       capital of the Company be increased to its
       former amount by the creation of such number
       of ordinary shares of 112 pence each ( ordinary
       shares ) as shall be equal to the number of
       scheme shares cancelled pursuant to paragraph
       (a) above; (ii) the reserve arising in the
       books of account of the Company as a result
       of the said reduction of capital be capitalized
       and applied in paying up in full at par the
       ordinary shares, such ordinary shares to be
       allotted and issued credited as fully paid
       to new InterContinental Hotels Group PLC and/or
       Its nominee(s); and (iii) the Directors of
       the Company, generally and unconditionally
       authority for the purpose of Section 80 of
       the Companies Act 1985, to allot the ordinary
       shares up to an aggregate nominal amount of
       GBP 750,000,000;  Authority expires on 31 DEC
       2005 ; this authority shall be in addition
       and without prejudice to any other authority
       under the said section 80 previously granted
       and in force on the date on which this resolution
       is passed; with effect from the passing of
       this resolution, the Articles of Association
       of the Company be amended by the adoption and
       inclusion of a new Article 11A




--------------------------------------------------------------------------------------------------------------------------
 INTERCONTINENTAL HOTELS GROUP PLC, LONDON                                                   Agenda Number:  700616571
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4803W103
    Meeting Type:  EGM
    Meeting Date:  10-Dec-2004
          Ticker:
            ISIN:  GB0032612805
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve that, subject to and conditional upon             Mgmt          For                            *
       admission of the new ordinary shares to the
       official list of the United Kingdom Listing
       Authority and to trading on the London Stock
       Exchange, all the ordinary shares of GBP 1
       each in the capital of the Company whether
       issued or unissued shall be sub-divided into
       new ordinary shares of 4 pence each in the
       capital of the Company  Intermediate Shares
       ; and all the Intermediate Shares that are
       unissued shall be consolidated into new ordinary
       shares of 112 pence each in the capital of
       the Company  Unissued New Ordinary Shares ,
       where such consolidated would result in a fraction
       of an unissued ordinary share, that number
       of the intermediate shares which would constitute
       such fraction shall be cancelled pursuant to
       Section 121(2)(e) of the Companies Act 1985;
       and all the intermediate shares that are in
       issue shall be consolidated into new ordinary
       shares of 112 pence each in the capital of
       the Company  New Ordinary Shares , where such
       consolidation results in any member being entitled
       to a fraction of a new ordinary share and such
       fraction shall be aggregated with the fractions
       of a new ordinary shares to which other members
       of the Company; and authorize the Directors
       of the Company to sell on behalf of the relevant
       members, all the new ordinary shares representing
       such fractions at the best price reasonably
       obtain by any person and to distribute the
       proceeds of sale  net of expenses  in due proportion
       among the relevant members; and authorize any
       Director of the Company to execute an instrument
       of transfer in respect of such shares on behalf
       of the relevant members and to do all acts
       and things they consider necessary or expedient
       to effect the transfer of such shares to, or
       in accordance with the directions of any buyer
       of any such shares

S.2    Authorize the Company, subject to the passing             Mgmt          For                            *
       of Resolution 1, and for the purpose of Section
       166 of the Companies Act 1985, to make market
       purchases  Section 163 of the Companies Act
       1985  of new ordinary shares up to 93,189,655,
       at a minimum price which may be paid is the
       nominal value of such share and up to 105%
       of the average middle market quotations for
       such shares derived from the London Stock Exchange
       Daily Official List, over the previous 5 business
       days;  Authority expires the earlier of the
       conclusion of the next AGM of the Company or
       10 MAR 2006 , and before the expiry, may make
       a contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No vote
       AGENDA. IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 IRISH LIFE & PERMANENT PLC                                                                  Agenda Number:  700701142
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4945H105
    Meeting Type:  OGM
    Meeting Date:  20-May-2005
          Ticker:
            ISIN:  IE0004678656
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM.THANK YOU.                Non-Voting    No vote

1.     Receive the accounts and reports                          Mgmt          For                            *

2.     Approve to declare a final dividend                       Mgmt          For                            *

3.a    Re-appoint Mr. Peter Fitzpatric                           Mgmt          For                            *

3.b    Re-appoint Mr. Eamonn Heffernan                           Mgmt          For                            *

3.c    Re-appoint Mr. Brain Mcconnell                            Mgmt          For                            *

3.d    Re-appoint Mr. Breffni Bryne                              Mgmt          For                            *

3.e    Re-appoint Mr. David Byrne                                Mgmt          For                            *

3.f    Re-appoint Mr. Danuta Gray                                Mgmt          For                            *

4.     Grant authority to fix the Auditors remuneration          Mgmt          For                            *

5.     Grant authority to allot shares                           Mgmt          Against                        *

6.     Authorize the Company and/or any subsidiary               Mgmt          For                            *
       to purchase the Company s shares and to fix
       the re.issue price of treasury shares

7.     Authorize the Directors to disapply statutory             Mgmt          For                            *
       pre.emption rights




--------------------------------------------------------------------------------------------------------------------------
 ISTAR FINANCIAL INC.                                                                        Agenda Number:  932329293
--------------------------------------------------------------------------------------------------------------------------
        Security:  45031U101
    Meeting Type:  Annual
    Meeting Date:  25-May-2005
          Ticker:  SFI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAY SUGARMAN                                              Mgmt          For                            For
       WILLIS ANDERSEN, JR.                                      Mgmt          For                            For
       ROBERT W. HOLMAN, JR.                                     Mgmt          For                            For
       ROBIN JOSEPHS                                             Mgmt          For                            For
       JOHN G. MCDONALD                                          Mgmt          For                            For
       GEORGE R. PUSKAR                                          Mgmt          For                            For
       JEFFREY A. WEBER                                          Mgmt          For                            For

02     APPROVAL OF EXPANDING THE ISTAR FINANCIAL INC.            Mgmt          For                            For
       EXECUTIVE AND DIRECTOR HIGH PERFORMANCE UNIT
       PROGRAM TO ADD A 2007 PLAN, 2008 PLAN AND 2009
       PLAN.

03     RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS Mgmt          For                            For
       LLP AS THE COMPANY S INDEPENDENT ACCOUNTANTS
       FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.




--------------------------------------------------------------------------------------------------------------------------
 JCG HOLDINGS LTD                                                                            Agenda Number:  700638387
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5085Q102
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2005
          Ticker:
            ISIN:  BMG5085Q1024
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited financial statements      Mgmt          For                            *
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2004

2.     Re-elect the Directors and authorize the Board            Mgmt          For                            *
       of Directors to fix the Directors  remuneration

3.     Re-appoint Messrs. Ernst & Young as the Auditors          Mgmt          For                            *
       and authorize the Board of Directors to fix
       their remuneration

4.     Authorize the Directors of the Company to allot,          Mgmt          For                            *
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during and after the
       relevant period, not exceeding 20% of the aggregate
       nominal amount of the issued share capital
       of the Company, otherwise than pursuant to
       i) a rights issue; or ii) the exercise of options
       or warrants; or iii) an issue of shares of
       the Company in lieu of the whole or part of
       a dividend on shares of the Company in accordance
       with the Company s Bye-laws; or iv) an issue
       made pro rata by the Company to the holders
       shares in the Company on a fixed record date;
       Authority expires the earlier of the conclusion
       of the next AGM or the expiration of the period
       within which the next AGM is to be held by
       law

5.     Authorize the Directors of the Company to repurchase      Mgmt          For                            *
       shares HKD 0.10 each in the capital of the
       Company during the relevant period, on The
       Stock Exchange of Hong Kong Limited  the Stock
       Exchange , subject to and in accordance with
       all applicable laws and the requirements of
       the Rules Governing the Listing of Securities
       on the Stock Exchange as amended from time
       to time, not exceeding 10% of the aggregate
       nominal amount of the issued share capital
       of the Company;  Authority expires the earlier
       of the conclusion of the AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is to be held by
       law

6.     Approve, subject to the passing of Resolutions            Mgmt          For                            *
       4 & 5, to extend the general mandate granted
       to the Directors of the Company to allot shares
       by an amount representing the aggregate nominal
       amount of the shares in the Company repurchased
       by the Company pursuant to Resolution 5, provided
       that such amount does not exceed 10% of the
       aggregate nominal amount of the issued share
       capital of the Company at the date of passing
       this resolution

7.     Amend the Share Option Scheme of the Company              Mgmt          For                            *
       adopted on 28 FEB 2002

S.8    Amend the Bye-laws of the Company as follows:             Mgmt          For                            *
       by inserting new definition in Bye-law 1,
       by inserting Bye-law 4(C) immediately after
       Bye-law 4(B), by deleting words  three weeks
       in line 3 of Bye-law 15 and replacing with
       new words as specified, by inserting new Bye-laws
       85(C) and 85(D) immediately after Bye-law 85(B),
       by deleting words  any members  general meeting
       in line 4 of Bye-law 92(ii) and replacing
       them with new words  any meeting , by re-numbering
       Bye-law 98 as Bye-law 98(A) and inserting new
       Bye-law 98(B) immediately after it, by deleting
       Paragraph (ii) of Bye-law 103(A) and replacing
       it with new words, by deleting Paragraph (iii)
       of Bye-law 103(A) and replacing it with new
       words, by substituting words in second line
       of Paragraph (v) of Bye-law 103(A), by deleting
       words as specified in Bye-law 112(A), by deleting
       Bye-law 116 and replacing it with new words,
       by deleting Bye-law 156 and replacing it with
       new words, by deleting Bye-law 160 and replacing
       it with new words, by deleting Bye-law 162
       and replacing it with new words, by deleting
       Bye-law 165 and replacing it with new words,
       by adding new Paragraph (C) immediately after
       Paragraph (B) of Bye-law 170 and by adding
       new Bye-law 171 immediately after Bye-law 170




--------------------------------------------------------------------------------------------------------------------------
 JOHN FAIRFAX HOLDINGS LTD                                                                   Agenda Number:  700594927
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q50804105
    Meeting Type:  AGM
    Meeting Date:  29-Oct-2004
          Ticker:
            ISIN:  AU000000FXJ5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Re-elect Ms. Joan Withers as a Director of the            Mgmt          For                            *
       Company, who retires in accordance with the
       Constitution

2.     Re-elect Mr. Dean Wills as a Director of the              Mgmt          For                            *
       Company, who retires in accordance with the
       Constitution

3.     Re-elect Mrs. Julia King as a Director of the             Mgmt          For                            *
       Company, who retires in accordance with the
       Constitution

       PLEASE NOTE THAT THE COMPANY WILL DISREGARD               Non-Voting    No vote
       ANY VOTES CAST ON ORDINARY RESOLUTION 4 BY
       THE DIRECTORS OR BY ANY OF THEIR ASSOCIATES.
       THANK YOU.

4.     Approve to increase the maximum aggregate amount          Mgmt          For                            *
       payable to Non-Executive Directors by way of
       Directors  fees from AUD 700,000 to AUD 1,500,000
       per annum




--------------------------------------------------------------------------------------------------------------------------
 JPMORGAN CHASE & CO.                                                                        Agenda Number:  932288156
--------------------------------------------------------------------------------------------------------------------------
        Security:  46625H100
    Meeting Type:  Annual
    Meeting Date:  17-May-2005
          Ticker:  JPM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       HANS W. BECHERER                                          Mgmt          For                            For
       JOHN H. BIGGS                                             Mgmt          For                            For
       LAWRENCE A. BOSSIDY                                       Mgmt          For                            For
       STEPHEN B. BURKE                                          Mgmt          For                            For
       JAMES S. CROWN                                            Mgmt          For                            For
       JAMES DIMON                                               Mgmt          For                            For
       ELLEN V. FUTTER                                           Mgmt          For                            For
       WILLIAM H. GRAY III                                       Mgmt          For                            For
       WILLIAM B. HARRISON JR.                                   Mgmt          For                            For
       LABAN P. JACKSON JR.                                      Mgmt          For                            For
       JOHN W. KESSLER                                           Mgmt          For                            For
       ROBERT I. LIPP                                            Mgmt          For                            For
       RICHARD A. MANOOGIAN                                      Mgmt          For                            For
       DAVID C. NOVAK                                            Mgmt          For                            For
       LEE R. RAYMOND                                            Mgmt          For                            For
       WILLIAM C. WELDON                                         Mgmt          For                            For

02     APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC              Mgmt          For                            For
       ACCOUNTING FIRM

03     APPROVAL OF 2005 LONG-TERM INCENTIVE PLAN                 Mgmt          For                            For

04     DIRECTOR TERM LIMITS                                      Shr           Against                        For

05     SEPARATION OF CHAIRMAN AND CEO                            Shr           Against                        For

06     COMPETITIVE PAY                                           Shr           Against                        For

07     RECOUP UNEARNED MANAGEMENT BONUSES                        Shr           For                            Against




--------------------------------------------------------------------------------------------------------------------------
 KBC BANCASSURANCE HOLDING SA, BRUXELLES                                                     Agenda Number:  700638337
--------------------------------------------------------------------------------------------------------------------------
        Security:  B5337G162
    Meeting Type:  EGM
    Meeting Date:  02-Mar-2005
          Ticker:
            ISIN:  BE0003565737
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU

1.     Approve the annual accounts and annual reports            Non-Voting    No vote
       of the years 2001 till 2004; approve to merge
       and authorize the Board of Directors to increase
       the issued capital

2.     Approve the announcement of the major changes             Non-Voting    No vote
       in the capital of the Company with respect
       to the merger

3.     Approve to merge                                          Mgmt          For                            *

4.     Approve to increase the issued capital of the             Mgmt          For                            *
       Company

5.     Approve to nullify the own shares                         Mgmt          For                            *

6.     Amend the Articles of the Association related             Mgmt          For                            *
       to the capital increase and nullification of
       own shares

7.     Approve to change the name of the Company into            Mgmt          For                            *
       KBC Group

8.     Amend the Articles of the Association related             Mgmt          Against                        *
       to the extension of the authorization of the
       Board of Directors to increase the capital

9.     Approve to amend other Articles of the Association        Mgmt          For                            *

10.    Approve the resignation and appointment of Board          Mgmt          For                            *
       Members

11.    Authorize the Board of Directors to implement             Non-Voting    No vote
       the decisions

12.    Grant authority to coordinate the changes to              Non-Voting    No vote
       the amendments to the Articles of the Association

13.    Grant authority to adopt the registration of              Non-Voting    No vote
       the Company




--------------------------------------------------------------------------------------------------------------------------
 KBC GROUPE SA, BRUXELLES                                                                    Agenda Number:  700680083
--------------------------------------------------------------------------------------------------------------------------
        Security:  B5337G162
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2005
          Ticker:
            ISIN:  BE0003565737
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MULTIPLE BENEFICAL OWNER INFORMATION NOTE:                Non-Voting    No vote
       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

1.     Receive the Company and the consolidated 2004             Non-Voting    No vote
       annual report of the Board of Directors of
       Almanij NV

2.     Receive the Board of Auditors  report on the              Non-Voting    No vote
       Company and the consolidated annual accounts
       of Almanij NV for the FYE 31 DEC 2004

3.     Receive the consolidated annual accounts of               Non-Voting    No vote
       Almanij NV for the FYE 31 DEC 2004

4.     Approve the Company annual accounts of Almanij            Mgmt          For                            *
       NV for the FYE 31 DEC 2004

5.     Receive the Company and the consolidated 2004             Non-Voting    No vote
       annual report of the Board of Directors KBC
       Bank and Insurance Holding Company NV

6.     Receive the Statutory Auditor s report on the             Non-Voting    No vote
       Company and the consolidated annual accounts
       of KBC Bank and Insurance Holding Company NV

7.     Receive the consolidated annual accounts of               Non-Voting    No vote
       KBC Bank and Insurance Holding Company NV for
       the FYE 31 DEC 2004

8.     Approve the Company annual accounts of KBC Bank           Mgmt          For                            *
       and Insurance Holding Company NV for the FYE
       31 DEC 2004

9.     Approve the appropriation of profit by Almanij            Mgmt          For                            *
       NV and KBC Bank and Insurance Holding Company
       NV for FYE 31 DEC 2004; motion to pay out a
       total gross dividend of EUR 1.84 per KBC Group
       NV share

10.    Grant discharge to the Directors of Almanij               Mgmt          For                            *
       NV

11.    Grant discharge to the Directors of KBC Bank              Mgmt          For                            *
       and Insurance Holding Company NV

12.    Grant discharge to the Board of Auditors of               Mgmt          For                            *
       Almanij NV

13.    Grant discharge to the Statutory Auditor of               Mgmt          For                            *
       KBC Bank and Insurance Holding Company NV

14.    Approve to renew the term of office of Mr. Luc            Mgmt          For                            *
       Philips for a period of 4 years, i.e. until
       after the AGM of 2009

15.    Approve the merger with Almanij to increase               Mgmt          For                            *
       the remuneration of the Statutory Auditor to
       EUR 60,000 per annum for the years 2005 and
       2006

16.    Authorize the Board of Directors of KBC Group             Mgmt          For                            *
       NV of the direct subsidiaries, with the possibility
       of further delegation to acquire and take in
       pledge shares in the Company over a period
       of 18 months, as long as the fractional value
       of the Company s shares held in pledge does
       not exceed 10% of its issued capital, at a
       price per share that may not be lower than
       the last closing price of the shares on Euronext
       Brussels before the date of acquisition less
       10% and not higher than the same closing price
       plus ten per cent; authority valid for all
       acquisitions made for consideration in the
       broadest sense of the term, on or off an exchange;
       this authorization to buy back own shares replaces
       that granted by the general meeting of 29 APR
       2004 as specified

17.    Corporate Governance: provision of information            Non-Voting    No vote

18.    Other business                                            Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KCI KONECRANES PLC                                                                          Agenda Number:  700615290
--------------------------------------------------------------------------------------------------------------------------
        Security:  X4342T109
    Meeting Type:  EGM
    Meeting Date:  10-Dec-2004
          Ticker:
            ISIN:  FI0009005870
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.THIS
       INFORMATION IS REQUIRED IN ORDER FOR ADP TO
       LODGE YOUR VOTE.

1.     Approve to pay an additioanal dividend of EUR             Mgmt          For                            *
       1.00 per share




--------------------------------------------------------------------------------------------------------------------------
 KCI KONECRANES PLC                                                                          Agenda Number:  700645229
--------------------------------------------------------------------------------------------------------------------------
        Security:  X4342T109
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2005
          Ticker:
            ISIN:  FI0009005870
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE. THANK YOU.

1.1    Adopt the accounts                                        Mgmt          For                            *

1.2    Approve the actions on profit and loss and to             Mgmt          For                            *
       pay a dividend of EUR 1.05 per share

1.3    Grant discharge from liability                            Mgmt          For                            *

1.4    Approve the remuneration of the Board Members             Mgmt          For                            *

1.5    Approve the remuneration of the Auditors                  Mgmt          For                            *

1.6    Approve the composition of the Board                      Mgmt          For                            *

1.7    Elect the Auditors                                        Mgmt          For                            *

2.     Authorize the Board to decide on acquiring Company        Mgmt          For                            *
       s own shares

3.     Authorize the Board to decide on disposing Company        Mgmt          For                            *
       s own shares




--------------------------------------------------------------------------------------------------------------------------
 KESA ELECTRICALS PLC, LONDON                                                                Agenda Number:  700709845
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5244H100
    Meeting Type:  AGM
    Meeting Date:  25-May-2005
          Ticker:
            ISIN:  GB0033040113
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Directors and the               Mgmt          For                            *
       financial statements of the Company for the
       YE 31 JAN 2005 together with the report of
       the Auditors

2.     Re-appoint PricewaterhouseCoopers, the retiring           Mgmt          For                            *
       Auditors, and authorize he Directors to determine
       their remuneration

3.     Approve the Directors  remuneration report for            Mgmt          For                            *
       the YE 31 Jan 2005 set out in the annual report
       2004/2005

4.     Declare a final dividend of 8.25 pence per ordinary       Mgmt          For                            *
       share

5.     Re-appoint Mr. David Newlands as a Director,              Mgmt          For                            *
       who retires under the Article 107 of the Company
       s Articles of Association

6.     Re-appoint Mr. Peter Wilson as a Director, who            Mgmt          For                            *
       retires under the Article 107 of the Company
       s Articles of Association

7.     Re-appoint Mr. Simon Herrick as a Director,               Mgmt          For                            *
       who retires under the Article 113 of the Company
       s Articles of Association

8.     Authorize the Directors, in substitution for              Mgmt          For                            *
       any existing authority and for the purpose
       of Section 80 of the UK Companies Act 1985,
       to allot relevant securities  Section 80(2)
       up to an aggregate nominal amount of GBP 44,129,432;
       Authority expires on 25 MAY 2010 but may be
       previously revoked or varied by the Company
       for a further period not exceeding 5 years
       ; and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

9.     Authorize the Company, for the purposes of Part           Mgmt          For                            *
       347A of the Companies Act 1985, to make donations
       to EU political organization and to incur EU
       political expenditure up to a maximum aggregate
       amount of GBP 250,000

S.10   Authorize the Directors to allot relevant securities      Mgmt          For                            *
       for cash in accordance with the provisions
       of the Section 95 of the Companies Act 1985

S.11   Grant authority to purchase own shares in accordance      Mgmt          For                            *
       with the Section 166 of the Companies Act 1985




--------------------------------------------------------------------------------------------------------------------------
 KEYCORP                                                                                     Agenda Number:  932283346
--------------------------------------------------------------------------------------------------------------------------
        Security:  493267108
    Meeting Type:  Annual
    Meeting Date:  05-May-2005
          Ticker:  KEY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       EDWARD P. CAMPBELL                                        Mgmt          For                            For
       H. JAMES DALLAS                                           Mgmt          For                            For
       CHARLES R. HOGAN                                          Mgmt          For                            For
       LAURALEE E. MARTIN                                        Mgmt          For                            For
       BILL R. SANFORD                                           Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF INDEPENDENT            Mgmt          For                            For
       AUDITORS.




--------------------------------------------------------------------------------------------------------------------------
 KEYSPAN CORPORATION                                                                         Agenda Number:  932276771
--------------------------------------------------------------------------------------------------------------------------
        Security:  49337W100
    Meeting Type:  Annual
    Meeting Date:  20-May-2005
          Ticker:  KSE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ROBERT B. CATELL                                          Mgmt          For                            For
       ANDREA S. CHRISTENSEN                                     Mgmt          For                            For
       ROBERT J. FANI                                            Mgmt          For                            For
       ALAN H. FISHMAN                                           Mgmt          For                            For
       JAMES R. JONES                                            Mgmt          For                            For
       JAMES L.LAROCCA                                           Mgmt          For                            For
       GLORIA C. LARSON                                          Mgmt          For                            For
       STEPHEN W. MCKESSY                                        Mgmt          For                            For
       EDWARD D. MILLER                                          Mgmt          For                            For
       VIKKI L. PRYOR                                            Mgmt          For                            For

02     RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT      Mgmt          For                            For
       REGISTERED ACCOUNTANTS.




--------------------------------------------------------------------------------------------------------------------------
 KIMCO REALTY CORPORATION                                                                    Agenda Number:  932313416
--------------------------------------------------------------------------------------------------------------------------
        Security:  49446R109
    Meeting Type:  Annual
    Meeting Date:  17-May-2005
          Ticker:  KIM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       M. KIMMEL                                                 Mgmt          For                            For
       M. COOPER                                                 Mgmt          For                            For
       R. DOOLEY                                                 Mgmt          For                            For
       M. FLYNN                                                  Mgmt          For                            For
       J. GRILLS                                                 Mgmt          For                            For
       D. HENRY                                                  Mgmt          For                            For
       F.P. HUGHES                                               Mgmt          For                            For
       F. LOURENSO                                               Mgmt          For                            For
       R. SALTZMAN                                               Mgmt          For                            For

02     TO AMEND THE CHARTER OF THE COMPANY TO (A) INCREASE       Mgmt          For                            For
       THE NUMBER OF SHARES OF STOCK THAT THE COMPANY
       HAS THE AUTHORITY TO ISSUE AND (B) INCREASE
       THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
       FROM 200,000,000 SHARES TO 300,000,000 SHARES
       AND (C) INCREASE THE NUMBER OF AUTHORIZED SHARES
       OF EXCESS STOCK OF THE COMPANY.




--------------------------------------------------------------------------------------------------------------------------
 KINDER MORGAN, INC.                                                                         Agenda Number:  932299185
--------------------------------------------------------------------------------------------------------------------------
        Security:  49455P101
    Meeting Type:  Annual
    Meeting Date:  10-May-2005
          Ticker:  KMI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MICHAEL C. MORGAN                                         Mgmt          For                            For
       STEWART A. BLISS                                          Mgmt          For                            For
       EDWARD RANDALL, III                                       Mgmt          For                            For

02     BOARD PROPOSAL TO AMEND OUR RESTATED ARTICLES             Mgmt          For                            For
       OF INCORPORATION TO INCREASE OUR AUTHORIZED
       COMMON STOCK, PAR VALUE $5.00 PER SHARE, FROM
       150,000,000 SHARES TO 300,000,000 SHARES.

03     BOARD PROPOSAL TO APPROVE OUR 2005 ANNUAL INCENTIVE       Mgmt          For                            For
       PLAN.

04     BOARD PROPOSAL TO APPROVE OUR NON-EMPLOYEE DIRECTORS      Mgmt          For                            For
       STOCK AWARDS PLAN.

05     BOARD PROPOSAL TO RATIFY AND APPROVE THE SELECTION        Mgmt          For                            For
       OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT
       REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005.




--------------------------------------------------------------------------------------------------------------------------
 KINGFISHER PLC                                                                              Agenda Number:  700704960
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5256E441
    Meeting Type:  AGM
    Meeting Date:  27-May-2005
          Ticker:
            ISIN:  GB0033195214
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the report of the Directors             Mgmt          For                            *
       including the Corporate Governance report and
       the financial statements  Annual Report and
       Accounts  for the YE 29 JAN 2005, together
       with the report of the Auditors

2.     Approve the Directors remuneration report for             Mgmt          For                            *
       the YE 29 JAN 2005

3.     Declare a final dividend of 6.8 pence on the              Mgmt          For                            *
       ordinary shares for payment on 03 JUN 2005

4.     Re-elect Mr. Phil Bentley as a Director, who              Mgmt          For                            *
       retires in accordance with the Articles of
       Association of the Company

5.     Re-elect Dr. Gerry Murphy as a Director, who              Mgmt          For                            *
       retires in accordance with the Articles of
       Association of the Company

6.     Re-elect Mr. John Nelson as a Director, who               Mgmt          For                            *
       retires in accordance with the Articles of
       Association of the Company

7.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Company s Auditors and authorize the Directors
       to fix their remuneration

8.     Authorize the Directors of the Company, in substitution   Mgmt          For                            *
       for any exiting authority, to allot relevant
       securities as defined in Section 80 of the
       Companies Act 1985  the Act  up to an aggregate
       nominal value of the relevant securities allotted
       under this authority shall not exceed GBP 105,980,861;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or 01 DEC 2006
       ; and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.9    Authorize the Directors, in substitution for              Mgmt          For                            *
       any existing authority and pursuant to Section
       95 of the Companies Act 1985, to allot equity
       securities  Section 94(2)  to Section 94(3A),
       disapplying the statutory pre-emption rights
       Section 89(1) , provided that this power is
       limited to the allotment of equity securities
       i) in connection with an issue for cash; ii)
       for cash where this authority shall be limited
       in aggregate to the allotment of, or involving
       equity share capital not exceeding 5% of the
       nominal value of the issued share capital of
       the Company as at the date hereof;  Authority
       expires the earlier of the conclusion of the
       AGM of the Company or 01 DEC 2006 ; and the
       Directors may allot equity securities after
       the expiry of this authority in pursuance of
       such an offer or agreement made prior to such
       expiry

S.10   Authorize the Company, pursuant to Article 44             Mgmt          For                            *
       of the Company s Articles of Association and
       Section 166 of the Act, to make market purchases
       Section 163(3)  of up to 234,830,336 ordinary
       shares and the minimum price shall be the nominal
       value thereof, in both cases exclusive of advance
       corporation tax, if any, payable to the Company
       and up to 105% of the average middle market
       quotations for such shares derived from the
       Stock Exchange Daily Official List, over the
       previous 5 business days;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or 01 DEC 2006 ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 KONINKLIJKE BAM GROEP NV                                                                    Agenda Number:  700697913
--------------------------------------------------------------------------------------------------------------------------
        Security:  N0840N199
    Meeting Type:  AGM
    Meeting Date:  09-May-2005
          Ticker:
            ISIN:  NL0000337244
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening                                                   Non-Voting    No vote

2.a    Approve the report of the Board of Management             Mgmt          For                            *

2.b    Approve the report of the Supervisory Board               Mgmt          For                            *
       for the FY 2004

2.c    Approve to determine the report of the annual             Mgmt          For                            *
       account for the FY 2004

3.     Approve the Corporate Governance                          Mgmt          For                            *

4.     Grant discharge to the Board of Management from           Mgmt          For                            *
       the liability for their Management conducted
       over 2004

5.     Grant discharge to the Supervisory Board from             Mgmt          For                            *
       the liability for their supervision exercised
       over 2004

6.     Approve the dividend and reserves policy                  Mgmt          For                            *

7.     Approve the dividend                                      Mgmt          For                            *

8.a    Authorize the Board of Management to issue shares         Mgmt          Abstain                        *
       or grant rights to acquire shares

8.b    Authorize the Board of Management to restrict             Mgmt          Abstain                        *
       or exclude the pre-emptive rights

9.     Authorize the Board of Management to acquire              Mgmt          For                            *
       ordinary shares of the Company

10.    Amend the Articles of Association                         Mgmt          For                            *

11.    Approve the withdrawal of 1,572,012 non-convertible       Mgmt          For                            *
       cumulative preference shares F

12.a   Approve the profile of the Supervisory Board              Mgmt          For                            *

12.b1  Re-appoint Mr. A. Baar as the Member of the               Mgmt          For                            *
       Supervisory Board

12.b2  Re-appoint Mr. H. Van Rompuy as the Member of             Mgmt          For                            *
       the Supervisory Board

12.c   Approve the remuneration of the Supervisory               Mgmt          For                            *
       Board

13.    Approve the remuneration policy Board of Management       Mgmt          For                            *

14.    Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            *

15.    Any other business                                        Other         For                            *

16.    Closing                                                   Non-Voting    No vote

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 02 MAY 2005. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

       PLEASE NOTE THAT ROYAL BAM GROUP IS CONSIDERING           Non-Voting    No vote
       TO AMEND ITEM 8.A OF THIS MEETING. IN THE ORIGINAL
       PROPOSAL, THE BOARD ASKED FOR PERMISSION TO
       ISSUE NEW ORDINARY OR FINANCING PREF SHARES
       UP TO 25%. THIS PROPOSAL WILL PROBABLY NOT
       REACH THE REQUIRED MAJORITY. HENCE, THE BOARD
       ASKS IN LINE WITH DUTCH BEST PRACTICE IN CORPORATE
       GOVERNANCE FOR PERMISSION TO ISSUE NEW ORDINARY
       OR FINANCING PREF SHARES UP TO 10% UNDER NORMAL
       CIRCUMSTANCES AND ANOTHER 10% IN CASE OF MAJOR
       TRANSACTIONS. SHOULD THE AMENDED PROPOSAL BE
       ACCEPTABLE TO YOU, PLEASE INFORM ROYAL BAM
       GROUP NV BEFORE 09 MAY 2005, 10 AM AMSTERDAM
       TIME TO ADJUST THE VOTING INSTRUCTIONS.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO ADDITION       Non-Voting    No vote
       OF A COMMENT. IF YOU HAVE ALREADY SENT IN YOUR
       VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
       UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 KONINKLIJKE KPN NV                                                                          Agenda Number:  700665118
--------------------------------------------------------------------------------------------------------------------------
        Security:  N4297B146
    Meeting Type:  AGM
    Meeting Date:  12-Apr-2005
          Ticker:
            ISIN:  NL0000009082
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS ARE RELAXED.         Non-Voting    No vote
       BLOCKING IS LIMITED TO THE PERIOD BETWEEN THE
       CUT-OFF DATE AND ONE DAY FOLLOWING THE REGISTRATION
       DATE. VOTE INSTRUCTIONS RECEIVED AFTER THE
       CUT-OFF DATE ARE CONSIDERED LATE. LATE VOTES
       ARE PROCESSED ON A BEST EFFORT BASIS. SHARE
       BLOCKING IS APPLIED TO LATE VOTES BEGINNING
       ON RECEIPT DATE OF VOTE INSTRUCTIONS THROUGH
       THE DAY FOLLOWING REGISTRATION DATE. THANK
       YOU.

1.     Opening and announcements                                 Non-Voting    No vote

2.     Report by the Board of Management for the financial       Non-Voting    No vote
       year 2004

3.A    Proposal to adopt the financial statements for            Mgmt          For                            *
       the financial year 2004

3.B    Explanation of the dividend policy                        Non-Voting    No vote

3.C    Proposal to adopt a dividend over the financial           Mgmt          For                            *
       year 2004

4.A    Proposal to discharge the members of the Board            Mgmt          For                            *
       of Management from liability

4.B    Proposal to discharge the members of the Supervisory      Mgmt          For                            *
       Board from liability

5.A    Report on Corporate Governance                            Non-Voting    No vote

5.B    Proposal to amend the Articles of Association             Mgmt          For                            *

6.     Proposal to appoint the Auditor                           Mgmt          For                            *

7.A    Discussion on profile of the Supervisory Board            Non-Voting    No vote

7.B    Opportunity to make recommendations for the               Non-Voting    No vote
       appointment of two members of the Supervisory
       Board

7.C.1  Appointment of Mr. A.H.J. Risseeuw as a member            Mgmt          For                            *
       of the Supervisory Board

7.C.2  Appointment of Ms. M.E. van Lier Lels as a member         Mgmt          For                            *
       of the Supervisory Board

7.D    Announcement concerning vacancies arising at              Non-Voting    No vote
       the Annual General Meeting of Shareholders
       in 2006

7.E    Proposal to amend the remuneration of members             Mgmt          For                            *
       of the Supervisory Board

8.A    Proposal to authorize the Board of Management             Mgmt          For                            *
       to resolve for the company to acquire its own
       shares

8.B    Proposal to extend the designation of the Board           Mgmt          Against                        *
       of Management as competent body to issue shares

8.C    Proposal to extend the designation of the Board           Mgmt          Against                        *
       of Management as competent body to restrict
       or exclude pre-emptive rights

8.D    Proposal to reduce the capital through cancellation       Mgmt          For                            *
       of own shares

9.     Any other business and closure of the meeting             Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KOWLOON MOTOR BUS HOLDINGS LTD                                                              Agenda Number:  700612484
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5313U107
    Meeting Type:  SGM
    Meeting Date:  25-Nov-2004
          Ticker:
            ISIN:  BMG5313U1071
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and ratify the Supplementary Agreement            Mgmt          For                            *
       dated 15 OCT 2004  the  Supplementary Agreement
       entered into between Lai Chi Kok Properties
       Investment Limited   LCKPI   an indirectly
       wholly-owned subsidiary of the Company and
       Chun Fai Construction Co., Ltd.   Chun Fai
       a wholly owned subsidiary of Sun Hung Kai
       Properties Limited   SHKP   to vary and amend
       certain terms and conditions of the Prime Cost
       contract dated 17 JUL 2003 entered into between
       LCKPI and Chun Fai as specified and authorize
       the Directors of the Company on behalf of the
       Company to sign, seal, execute, perfect, deliver
       and to do all such documents, deeds acts, matters
       and things as they in their discretion, consider
       necessary or desirable or expedient for the
       purpose of or in connection with the implementation
       of the Supplementary Agreement




--------------------------------------------------------------------------------------------------------------------------
 KOWLOON MOTOR BUS HOLDINGS LTD                                                              Agenda Number:  700706697
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5313U107
    Meeting Type:  AGM
    Meeting Date:  19-May-2005
          Ticker:
            ISIN:  BMG5313U1071
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited financial statements      Mgmt          For                            *
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2004

2.     Declare a final dividend                                  Mgmt          For                            *

3.A.1  Re-elect HON SIR SZE-YUEN CHUNG, GBM, GBE, PHD,           Mgmt          For                            *
       FRENG, JP as a Director of the Company and
       approve to fix his remuneration

3.A.2  Re-elect DR. Norman Leung Nai Pang, GBS, JP               Mgmt          For                            *
       as a Director of the Company and approve to
       fix his remuneration

3.A.3  Re-elect Mr. Kwok Ping-Sheung, Walter, JP as              Mgmt          For                            *
       a Director of the Company and approve to fix
       his remuneration

3.a.4  Re-elect Mr. NG Siu Chan as a Director of the             Mgmt          For                            *
       Company and approve to fix his remuneration

3.A.5  Re-elect Mr. William Louey Lai Kuen as a Director         Mgmt          For                            *
       of the Company and approve to fix his remuneration

3.A.6  Re-elect Mr. John Chan Cho Chak,GBS, JP as a              Mgmt          For                            *
       Director of the Company and approve to fix
       his remuneration

3.A.7  Re-elect DR. Kung Ziang Mien, James, GBS, OBEas           Mgmt          For                            *
       a Director of the Company and approve to fix
       his remuneration

3.A.8  Re-elect Mr. Siu Kwing-Chue, Gordon, GBS, CBE,            Mgmt          For                            *
       JP as a Director of the Company

3.B.1  Approve to fix the Directors  remuneration for            Mgmt          For                            *
       the YE 31 DEC 2004

4.     Appoint Auditors and authorize the Directors              Mgmt          For                            *
       of the Company to fix their remuneration

5.A    Authorize the Directors of the Company, subject           Mgmt          For                            *
       to this resolution and pursuant to the Rules
       Governing the Listing of Securities on The
       Stock Exchange of Hong Kong Limited  Stock
       Exchange , allot, issue and deal with additional
       shares in the capital of the Company and make
       or grant offers, agreements and options during
       and after the relevant period, not exceeding
       20% of the aggregate nominal amount of the
       issued share capital of the Company otherwise
       than pursuant to: a) a rights issue; or b)
       an issue of shares of the Company upon the
       exercise of the subscription rights under any
       option scheme or similar arrangement; c) any
       scrip dividend or similar arrangement; and
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       to be held by law

5.B    Authorize the Directors of the Company to repurchase      Mgmt          For                            *
       shares of the Company during the relevant period,
       on The Stock Exchange of Hong Kong Limited
       or any other stock exchange on which the shares
       of the Company have been or may be listed and
       recognized by the Securities and Futures Commission
       for such purposes, subject to and in accordance
       with all applicable laws and/or the requirements
       of the Rules Governing the Listing of securities
       on the Stock Exchange or of any other stock
       exchange as amended, not exceeding 10% of the
       aggregate nominal amount of the issued share
       capital of the Company; and  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM of the Company is
       to be held by law

5.C    Approve to extend the general mandate granted             Mgmt          For                            *
       to the Directors to allot, issue and deal with
       additional shares pursuant to Resolution 5.A,
       by an amount representing the aggregate nominal
       amount of the share capital repurchased pursuant
       to Resolution 5.B, provided that such amount
       does not exceed 10% of the aggregate nominal
       amount of the issued share capital of the Company
       at the date of passing this resolution




--------------------------------------------------------------------------------------------------------------------------
 KT CORPORATION                                                                              Agenda Number:  932263647
--------------------------------------------------------------------------------------------------------------------------
        Security:  48268K101
    Meeting Type:  Consent
    Meeting Date:  11-Mar-2005
          Ticker:  KTC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF BALANCE SHEET, INCOME STATEMENT               Mgmt          For                            For
       AND STATEMENT OF APPROPRIATION OF RETAINED
       EARNINGS FOR THE 23RD FISCAL YEAR, AS SET FORTH
       IN THE COMPANY S NOTICE OF MEETING ENCLOSED
       HEREWITH.

02     APPROVAL OF THE AMENDMENT OF ARTICLES OF INCORPORATION,   Mgmt          For                            For
       AS SET FORTH IN THE COMPANY S NOTICE OF MEETING
       ENCLOSED HEREWITH.

3A     JEONG SOO SUH (NOMINATED BY THE PRESIDENT WITH            Mgmt          For
       CONSENT OF BOARD OF DIRECTORS)

3B     STUART B. SOLOMON (NOMINATED BY OUTSIDE DIRECTOR          Mgmt          For
       RECOMMENDATION COMMITTEE)

3C     THAE SURN KHWARG (NOMINATED BY OUTSIDE DIRECTOR           Mgmt          For
       RECOMMENDATIONY COMMITTEE)

3D     BYOUNG HOON LEE (SHAREHOLDER PROPOSAL - PRACTICALLY       Mgmt          Against
       INITIATED BY LABOR UNION OF KT)

04     APPROVAL OF LIMIT ON REMUNERATION OF DIRECTORS,           Mgmt          For                            For
       AS SET FORTH IN THE COMPANY S NOTICE OF MEETING
       ENCLOSED HEREWITH.




--------------------------------------------------------------------------------------------------------------------------
 KT CORPORATION                                                                              Agenda Number:  700649304
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y49915104
    Meeting Type:  AGM
    Meeting Date:  11-Mar-2005
          Ticker:
            ISIN:  KR7030200000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       216941 DUE TO CHANGE IN NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT ALTHOUGH THERE ARE 4 CANDIDATES          Non-Voting    No vote
       TO BE ELECTED AS DIRECTORS, THERE ARE ONLY
       3 VACANCIES AVAILABLE TO BE FILLED AT THE MEETING.
       THE STANDING INSTRUCTIONS FOR THIS MEETING
       WILL BE DISABLED AND, IF YOU CHOOSE, YOU ARE
       REQUIRED TO VOTE FOR ONLY 3 OF THE 4 DIRECTORS.
       THANK YOU.

1.     Approve the appropriation of income, with a               Mgmt          For                            *
       final dividend of KRW 2,000 per share

2.     Approve the partial amendment to the Articles             Mgmt          For                            *
       of Incorporation to allow shareholders to vote
       in writing

3.1    Elect Mr. Jeong Soo Suh as a Director                     Mgmt          For                            *

3.2    Elect Mr. Stuart B. Solomon as a Director                 Mgmt          For                            *

3.3    Elect Mr. Thae Surn Khwarg as a Director                  Mgmt          For                            *

3.4    PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           No vote
       PROPOSAL: Elect Mr. Byoung Hoon Lee as a Director

4.     Approve the limit of the remuneration of the              Mgmt          For                            *
       Directors at KRW 3 billion




--------------------------------------------------------------------------------------------------------------------------
 KT&G CORPORATION                                                                            Agenda Number:  700645003
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y49904108
    Meeting Type:  AGM
    Meeting Date:  18-Mar-2005
          Ticker:
            ISIN:  KR7033780008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            *
       and statement of appropriation of unappropriated
       retained earnings

2.     Amend the Articles of Incorporation                       Mgmt          For                            *

3.1    Elect the Executive Directors 2 people                    Mgmt          For                            *

3.2    Elect the Outside Directors  3 people                     Mgmt          For                            *

4.     Approve the remuneration limit for the Directors          Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 LEIGHTON HOLDINGS LTD                                                                       Agenda Number:  700600326
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q55190104
    Meeting Type:  AGM
    Meeting Date:  11-Nov-2004
          Ticker:
            ISIN:  AU000000LEI5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial report and              Mgmt          For                            *
       the reports of the Directors and the Auditors
       for the YE 30 JUN 2004

2.1    Re-elect Mr. H-P Keitel as a Director, who retires        Mgmt          For                            *
       by rotation in accordance with Clause 18 of
       the Company s Constitution

2.2    Re-elect Mr. D.P. Robinson as a Director, who             Mgmt          For                            *
       retires by rotation in accordance with Clause
       18 of the Company s Constitution

2.3    Elect Mr. P.M. Noe as a Director, in accordance           Mgmt          For                            *
       with Clause 17.2 of the Company s Constitution

2.4    Elect Mr. T.C. Leppert as a Director, in accordance       Mgmt          For                            *
       with Clause 17.2 of the Company s Constitution

2.5    Elect Mr. R.D. Humphris OAM as a Director, in             Mgmt          For                            *
       accordance with Clause 17.2 of the Company
       s Constitution




--------------------------------------------------------------------------------------------------------------------------
 LG ENGINEERING & CONSTRUCTION CO LTD                                                        Agenda Number:  700645053
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5275B105
    Meeting Type:  AGM
    Meeting Date:  18-Mar-2005
          Ticker:
            ISIN:  KR7006360002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            *
       and statement of appropriation of unappropriated
       retained earnings

2.     Amend the Articles of Incorporation                       Mgmt          For                            *

3.     Elect the Directors                                       Mgmt          For                            *

4.     Elect the Members of the Auditors  Committee              Mgmt          For                            *

5.     Approve the remuneration limit for the Directors          Mgmt          For                            *

6.     Amend the Article on the Retirement Benefit               Mgmt          For                            *
       Plan for the Directors




--------------------------------------------------------------------------------------------------------------------------
 LG PETROCHEMICAL CO LTD                                                                     Agenda Number:  700651640
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5276X106
    Meeting Type:  AGM
    Meeting Date:  18-Mar-2005
          Ticker:
            ISIN:  KR7012990008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements                          Mgmt          For                            *

2.     Elect the Directors                                       Mgmt          For                            *

3.     Elect the Member of Auditors  Committee                   Mgmt          For                            *

4.     Approve the remuneration limit for the Directors          Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 LINCOLN NATIONAL CORPORATION                                                                Agenda Number:  932314874
--------------------------------------------------------------------------------------------------------------------------
        Security:  534187109
    Meeting Type:  Annual
    Meeting Date:  12-May-2005
          Ticker:  LNC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MARCIA J. AVEDON, PH.D.                                   Mgmt          For                            For
       J. PATRICK BARRETT                                        Mgmt          For                            For
       MICHAEL F. MEE                                            Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP,           Mgmt          For                            For
       AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM.

03     TO APPROVE THE AMENDED AND RESTATED INCENTIVE             Mgmt          For                            For
       COMPENSATION PLAN.




--------------------------------------------------------------------------------------------------------------------------
 LION NATHAN LTD                                                                             Agenda Number:  700614349
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q5585K109
    Meeting Type:  AGM
    Meeting Date:  15-Dec-2004
          Ticker:
            ISIN:  AU000000LNN6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial report of               Non-Voting    No vote
       the Company and its controlled entities for
       the YE 30 SEP 2004, and the reports of the
       Directors and the Auditor of the Company

2.a    Re-elect Mr. Naomichi Asano as a Non-Executive            Mgmt          For                            *
       Director of the Company, who retires by rotation
       in accordance with Article 10.3 of the Constitution

2.b    Elect Mr. Andrew Maxwell Reeves as a Executive            Mgmt          For                            *
       Director of the Company

2.c    Re-elect Mr. Geoffrey Thomas Ricketts as a Non-Executive  Mgmt          For                            *
       Director of the Company, who retires by rotation
       in accordance with Article 10.3 of the Constitution

2.d    Elect Mr. Mr. Gavin Ronald Walker as a Non-Executive      Mgmt          For                            *
       Director of the Company, who retires by rotation
       in accordance with Article 10.3 of the Constitution

3.     Approve that for all purposes including ASX               Mgmt          For                            *
       Listing Rule 10.14 for: a) participation in
       the Company s Achievements Rights Plan by Mr.
       Murray, Executive Director and Chief Executive
       Director of the Company; b) the acquisition
       accordingly by Mr. Murray of Achievement Rights
       and in consequence of the exercise of those
       Achievement Rights, of ordinary shares in the
       Company; and c) the provision of benefits to
       Mr. Murray under the Achievement Rights Plan;
       in accordance with Plan Rules as specified

4.     Approve that for all purposes including ASX               Mgmt          For                            *
       Listing Rule 10.14 for: a) participation in
       the Company s Achievements Rights Plan by Mr.
       Reeves and Executive Director of the Company
       and the Managing Director - Lion Nathan Australia;
       b) the acquisition accordingly by Mr. Reeves
       of Achievement Rights and in consequence of
       the exercise of those Achievement Rights, of
       ordinary shares in the Company; and c) the
       provision of benefits to Mr. Reeves under the
       Achievement Rights Plan; in accordance with
       Plan Rules as specified

       PLEASE NOTE THAT THE COMPANY WILL DISREGARD               Non-Voting    No vote
       ANY VOTES CAST ON RESOLUTION ITEMS 3 AND 4
       BY: A) A DIRECTOR OF THE COMPANY; OR B) AN
       ASSOCIATE OF THAT DIRECTOR




--------------------------------------------------------------------------------------------------------------------------
 LLOYDS TSB GROUP PLC                                                                        Agenda Number:  700682378
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5542W106
    Meeting Type:  OGM
    Meeting Date:  05-May-2005
          Ticker:
            ISIN:  GB0008706128
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the accounts and the reports of the               Mgmt          For                            *
       Directors and of the Auditors for the YE 31
       DEC 2004

2.     Approve the Directors  remuneration report contained      Mgmt          For                            *
       in the report and accounts

3.a    Elect Sir Julian Horn-Smith as a Director, who            Mgmt          For                            *
       retires under Article 79 of the Company s Articles
       of Association

3.b    Elect Mr. G.T. Tate as a Director, who retires            Mgmt          For                            *
       under Article 79 of the Company s Articles
       of Association

4.a    Re-elect Mr. G.J.N Gemmell as a Director, who             Mgmt          For                            *
       retires under Article 82 of the Company s Articles
       of Association

4.b    Re-elect Mr. M. E. Fairey as a Director, who              Mgmt          For                            *
       retires under Article 82 of the Company s Articles
       of Association

4.c    Re-elect Dr. D.S. Julius as a Director, who               Mgmt          For                            *
       retires under Article 82 of the Company s Articles
       of Association

5.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Auditors

6.     Authorize the Directors to set the remuneration           Mgmt          For                            *
       of the Auditors

7.     Approve to renew the authority conferred on               Mgmt          For                            *
       the Directors by Paragraph 9.2 of the Article
       9 of the Company s Articles of Association,
       for the period ending on the day of the AGM
       in 2006 or on 04 AUG 2006, whichever is earlier,
       and for that period the Section 80 amount shall
       be GBP 40,000,000 USD 40,000,000, EUR 40,000,000
       and JPY 1,250,000,000

S.8.   Approve to renew the authority conferred on               Mgmt          For                            *
       the Directors, subject to the passing of Resolution
       7, by Paragraph 9.3 of the Article 9 of the
       Company s Articles of Association and for that
       period the Section 89 amount shall be GBP 70,942,899

S.9.   Approve to renew the authority given to the               Mgmt          For                            *
       Company, to make market purchases  Section
       163 of the Companies Act 1985  of up to 567
       million ordinary shares of 25p each in the
       capital of the Company, at a minimum price
       of 25p and up to 105% of the average middle
       market quotations for such shares derived from
       the stock exchange daily official list, over
       the previous 5 business days;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company in 20066 or 04 NOV 2005 ; the
       Company, before the expiry, may make a contract
       to purchase ordinary shares which will or may
       be executed wholly or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 LYONDELL CHEMICAL COMPANY                                                                   Agenda Number:  932231981
--------------------------------------------------------------------------------------------------------------------------
        Security:  552078107
    Meeting Type:  Special
    Meeting Date:  30-Nov-2004
          Ticker:  LYO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     PROPOSAL TO ISSUE LYONDELL COMMON STOCK TO THE            Mgmt          For                            For
       SHAREHOLDERS OF MILLENNIUM CHEMICALS INC. IN
       CONNECTION WITH THE TRANSACTIONS CONTEMPLATED
       BY THE AGREEMENT AND PLAN OF MERGER DATED MARCH
       28, 2004 AMONG LYONDELL, MILLENNIUM CHEMICALS
       INC. AND MILLENNIUM SUBSIDIARY LLC, A WHOLLY
       OWNED SUBSIDIARY OF MILLENNIUM.

02     PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT         Mgmt          For                            For
       OF LYONDELL S CERTIFICATE OF INCORPORATION
       TO INCREASE LYONDELL S AUTHORIZED COMMON STOCK
       FROM 420 MILLION SHARES TO 500 MILLION SHARES.

03     PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT         Mgmt          For                            For
       OF LYONDELL S 1999 LONG-TERM INCENTIVE PLAN.




--------------------------------------------------------------------------------------------------------------------------
 LYONDELL CHEMICAL COMPANY                                                                   Agenda Number:  932280251
--------------------------------------------------------------------------------------------------------------------------
        Security:  552078107
    Meeting Type:  Annual
    Meeting Date:  05-May-2005
          Ticker:  LYO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       CAROL A. ANDERSON                                         Mgmt          For                            For
       WILLIAM T. BUTLER                                         Mgmt          For                            For
       STEPHEN I. CHAZEN                                         Mgmt          For                            For
       WORLEY H. CLARK                                           Mgmt          For                            For
       TRAVIS ENGEN                                              Mgmt          For                            For
       STEPHEN F. HINCHLIFFE                                     Mgmt          For                            For
       DANNY W. HUFF                                             Mgmt          For                            For
       RAY R. IRANI                                              Mgmt          For                            For
       DAVID J. LESAR                                            Mgmt          For                            For
       DAVID J.P. MEACHIN                                        Mgmt          For                            For
       DAN F. SMITH                                              Mgmt          For                            For
       WILLIAM R. SPIVEY                                         Mgmt          For                            For

02     PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERSMgmt          For                            For
       LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM, AS THE COMPANY S AUDITORS FOR THE YEAR
       2005.




--------------------------------------------------------------------------------------------------------------------------
 M-REAL CORP                                                                                 Agenda Number:  700649114
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5594C116
    Meeting Type:  AGM
    Meeting Date:  14-Mar-2005
          Ticker:
            ISIN:  FI0009000665
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action                      *
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE EPRESENTATIVE AT ADP. THANK YOU.

       MULTIPLE BENEFICAL OWNER INFORMATION NOTE: MARKET         Non-Voting    No Action                      *
       RULES REQUIRE ADP TO DISCLOSE BENEFICIAL OWNER
       INFORMATION FOR ALL VOTED ACCOUNTS. IF AN ACCOUNT
       HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL NEED
       TO PROVIDE THE BREAKDOWN OF EACH BENEFICIAL
       OWNER NAME, ADDRESS AND SHARE POSITION TO YOUR
       ADP CLIENT SERVICE REPRESENTATIVE. THIS INFORMATION
       IS REQUIRED IN ORDER FOR ADP TO LODGE YOUR
       VOTE. THANK YOU.

1.1    Adopt the accounts                                        Mgmt          No Action                      *

1.2    Approve the actions on the profit and loss,               Mgmt          No Action                      *
       and to pay a dividend of EUR 0.12 per share

1.3    Grant discharge from liability                            Mgmt          No Action                      *

1.4    Approve the remuneration of the Board Members             Mgmt          No Action                      *

1.5    Approve the remuneration of the Auditors                  Mgmt          No Action                      *

1.6    Approve the composition of the Board                      Mgmt          No Action                      *

1.7    Elect the Auditors                                        Mgmt          No Action                      *

2.     Approve to include Article 16 to the Articles             Mgmt          No Action                      *
       of Association




--------------------------------------------------------------------------------------------------------------------------
 MACQUARIE AIRPORTS                                                                          Agenda Number:  700655941
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q6077P119
    Meeting Type:  MIX
    Meeting Date:  30-Mar-2005
          Ticker:
            ISIN:  AU000000MAP6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

       PLEASE NOTE THAT THE BELOW RESOLUTION ARE FOR             Non-Voting    No vote
       THE SECURITY MACQUARIE AIRPORTS TRUST (1) (MAT1)
       UNITHOLDERS.

1.     Approve reorganization regarding: temporary               Mgmt          For                            *
       suspension of stapling under the Stapling Deed
       for a period of no longer than two days as
       determined by MAML, subject to the approval
       of a corresponding resolution by MAHBL shareholders
       and MAT2 unitholders

S.2    Approve the refresh placement capacity: the               Mgmt          Abstain                        *
       issues of units in MAT1 that have occurred
       in the 12 months prior to 30 MAR 2005
       30 MAR 2005

3.     Approve the future issues of performance fee              Mgmt          For                            *
       securities: the issues of units in MATI that
       occur during the three year period from 30
       MAR 2005 in satisfaction of performance fees
       payable under the constitution of MATI to MAML
       as responsible entity of MATI

       PLEASE NOTE THE BELOW RESOLUTIONS ARE FOR THE             Non-Voting    No vote
       SECURITY MACQUARIE AIRPORTS TRUST (2) (MAT2)
       UNITHOLDERS.

1.     Approve reorganization regarding: temporary               Mgmt          For                            *
       suspension of stapling under the stapling deed
       for a period of no longer than two days as
       determined by MAML

S.2    Approve the refreshment of the Company s placement        Mgmt          Abstain                        *
       capacity regarding: approve issues of shares
       in the Company that have occurred in the 12
       months prior to 30 MAR 2005

3.     Approve, the future issues of performance fee             Mgmt          For                            *
       securities: the issues of units in MATI that
       occur during the 3 year period from 30 MAR
       2005 in satisfaction of performance fees payable
       under the constitution of MATI to MAML as responsible
       entity of MAT1

       PLEASE NOTE THE BELOW RESOLUTIONS ARE FOR SECURITY        Non-Voting    No vote
       MACQUARIE AIRPORTS HOLDINGS (BERMUDA) LIMITED
       (MAHBL) UNITHOLDERS.

S.1    Approve the reorganization regarding: a) the              Mgmt          For                            *
       sub-division of each existing    issued RPS
       of par value AUD 1.00 into the number of RPS
       of such par value as are both determined by
       the Directors according to: 1) the number of
       sub-divided ordinary shares at 4 pm on a day
       which is not less than 7 business days and
       not more than 60 business days after the date
       of this AGM  the Record Date ; and 2) the market
       value of the issued ordinary shares on the
       record date; b) the temporary suspension of
       stapling under the Stapling Deed for a period
       of no longer than 2 days in the manner as specified
       and subject to the approval of a corresponding
       resolution by MAT1 and MAT2 unit holders; c)
       the sub-division of each existing issued ordinary
       share of par value AUD 0.01 into the number
       of ordinary shares of such par value as are
       both determined by the Directors according
       to: 1) the number of issued ordinary shares
       on the record date; and 2) the market value
       of the issued ordinary shares on the record
       date; d) amend the Bye-Law 8(g), 9(c), 9(d),9(e),
       36(c) of the Company as specified; e) the sub-divided
       redeemable preference shares in to sub-divided
       ordinary shares pursuant to Bye-law 8(g), the
       consolidation of such number of sub-divided
       ordinary shares into 1 ordinary share of such
       par value as are both determined by the Directors
       so as to ensure a stapled security ratio 1:1:1
       between the ordinary shares, the MAT1 units
       and the MAT2 units; f) the deletion of Parts
       1, 2 and 3 of Section 6 of the Memorandum of
       Association of the Company in their entirely
       and replacing the same with the new words;
       and g) authorize the Directors to implement
       each of the foregoing resolutions in accordance
       with the terms thereof or otherwise at their
       discretion

2.     Approve the refreshment of placement capacity:            Mgmt          Abstain                        *
       the issues of shares in the Company that have
       occurred in the 12 months prior to 30 MAR 2005

3.     Approve future issues of performance fee securities:      Mgmt          For                            *
       the issues of shares in the Company that occur
       during the 3 year period from 30 MAR 2005 in
       satisfaction of performance fees payable under
       the Advisory Agreement to Macquarie Investment
       Management  UK  Limited  or its related body
       corporate nominee  as the advisor of the Company

4.     Receive and approve the accounts and the reports          Mgmt          For                            *
       of the Directors and the Auditors of the Company
       for the YE 31 DEC 2004

5.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            *
       and authorize the Directors to fix their remuneration

6.     Re-elect Mr. Mark Call as a Director of the               Mgmt          For                            *
       Company

7.     Approve, for all purposes including the Listing           Mgmt          For                            *
       Rule 10.17, to increase the remuneration of
       Non-Executive Directors to USD 35,000 per annum

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No vote
       AGENDA.  IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 MACQUARIE COMMUNICATIONS INFRASTRUCTURE GROUP                                               Agenda Number:  700663063
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q5700Y109
    Meeting Type:  AGM
    Meeting Date:  14-Apr-2005
          Ticker:
            ISIN:  AU000000MCG1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

       PLEASE NOTE THAT THE FOLLOWING RESOLUTION IS              Non-Voting    No vote
       FOR THE HOLDERS OF MACQUARIE COMMUNICATIONS
       INFRASTRUCTURE LIMITED

1.     Approve, including for the purposes of Listing            Mgmt          For                            *
       Rule 7.4, to issue the shares in MCIL that
       have occured since 10 NOV 2004

       PLEASE NOTE THAT THE FOLLOWING RESOLUTION IS              Non-Voting    No vote
       FOR THE HOLDERS OF MACQUARIE COMMUNICATIONS
       INFRASTRUCTURE TRUST

1.     Approve, including for the purposes of Listing            Mgmt          For                            *
       Rule 7.4, to issue the units in the Trust that
       have occurred since 10 NOV 2004




--------------------------------------------------------------------------------------------------------------------------
 MACQUARIE INFRASTRUCTURE COMPANY TRU                                                        Agenda Number:  932328556
--------------------------------------------------------------------------------------------------------------------------
        Security:  55607X108
    Meeting Type:  Annual
    Meeting Date:  25-May-2005
          Ticker:  MIC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       NORMAN H. BROWN, JR.                                      Mgmt          For                            For
       GEORGE W. CARMANY, III                                    Mgmt          For                            For
       WILLIAM H. WEBB                                           Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT      Mgmt          For                            For
       AUDITORS.




--------------------------------------------------------------------------------------------------------------------------
 MACQUARIE INFRASTRUCTURE GROUP                                                              Agenda Number:  700609691
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q5701N102
    Meeting Type:  AGM
    Meeting Date:  30-Nov-2004
          Ticker:
            ISIN:  AU000000MIG8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Receive the reports  of the Directors and the             Mgmt          For                            *
       Auditors thereon for the YE 30 JUN 2004

O.2    Re-elect Mr. John Poulter as a Director of the            Mgmt          For                            *
       Company pursuant to Article 115 and 116 of
       the Company s Articles of Association, who
       retires by rotation

O.3    Re-appoint pricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Auditors of the Company to be agreed with the
       Directors

O.4    Approve, pursuant to Article of Association               Mgmt          For                            *
       of the Company; a) a unit in MIT(I) and a unit
       in MIT(II) no longer be stapled to ordinary
       shares or interests in shares in the Company;
       and b) the shares or interests in shares in
       the company not be stapled to units in MIT(I)
       and units in MIT(II), as required by the terms
       of the scheme as specified

S.5    Approve: a) the scheme of arrangement dated               Mgmt          For                            *
       28 OCT 2004 proposed to be made between the
       Company and the holders of scheme shares as
       specified; and authorize the Directors of the
       Company to take all such action as deem necessary
       or appropriate for carrying the scheme into
       effect; b) Approve for the purpose of giving
       effect to the scheme in its original form or
       with or subject to any modification, addition
       or condition approved or imposed by the court;
       1) the capital of the Company be reduced by
       canceling and extinguishing all the scheme
       shares; and 2) subject to and forthwith upon
       the said reduction of capital becoming effective
       and notwithstanding any other provision in
       the Company s Articles of Association; i) the
       capital of the Company be increased to its
       former amount by the creation of such number
       of ordinary shares of 15 pence each as shall
       be equal to the number of scheme shares cancelled
       pursuant to Point a ; ii) the reserve arising
       in the books of the Company as a result of
       the said reduction of capital be capitalized
       and applied in paying  up in full at par the
       ordinary shares, such ordinary shares to allotted
       and issued credited as fully paid to Macquarie
       Infrastructure Bermuda Limited; and iii) the
       Directors of the Company be generally and unconditionally
       authorized for the purposes of Section 80 of
       the Companies Act 1985 to allot the ordinary
       shares provided that; 1) the maximum aggregate
       nominal amount of ordinary shares whilch may
       be allotted hereunder is AUD 289,858,633; 2)
       this authority shall expire on 31 JAN 2005;
       and 3) this authority shall be in addition
       and without prejudice to any other authority
       under the said Section 80 previously granted
       and in force o9n the date on which this resolution
       is passed; 3) Amend the Articles of Association
       of the Company by the adoption including a
       new Article 168

S.6    Approve: a) the amount standing to the credit             Mgmt          For                            *
       of the share premium account of the Company
       to and the same is hereby reduced by the sum
       of AUD 340 million; and b) the sum arising
       from the cancellation referred to in paragraph
       a  of this resolution be paid to the registered
       holders of the ordinary shares of 15p each
       in the Company on the date of the said reduction
       taking effect

O.7    Approve that each of the unissued ordinary shares         Mgmt          For                            *
       of 10 pence each in the present capital of
       the Company be converted into one deferred
       share of 10 pence each the deferred shares
       to confer on the holders the rights and restrictions
       expressed to be attached to them by Article
       27A of the Articles of Association of the Company
       as specified

S.8    Amend the Article of association of the Company           Mgmt          For                            *
       by the adoption including a new article 27A
       after existing Article 27




--------------------------------------------------------------------------------------------------------------------------
 MACQUARIE INFRASTRUCTURE GROUP                                                              Agenda Number:  700612105
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q5701N102
    Meeting Type:  SCH
    Meeting Date:  30-Nov-2004
          Ticker:
            ISIN:  AU000000MIG8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Scheme of Arrangement                         Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 MACQUARIE INFRASTRUCTURE GROUP                                                              Agenda Number:  700615670
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q5701N102
    Meeting Type:  OGM
    Meeting Date:  30-Nov-2004
          Ticker:
            ISIN:  AU000000MIG8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       208714 DUE TO CHANGE IN ADDITIONAL RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THE BELOW THREE RESOLUTION               Non-Voting    No vote
       PERTAINS TO MACQUARIE INFRASTRUCTURE TRUST
       (I)

S.1    Amend, subject to the passing of a resolution             Mgmt          For                            *
       by members of Macquarie Infrastructure Trust
       (I) in the same or substantially the same terms
       as this resolution, the Constitution of the
       Macquarie Infrastructure Trust (II): a) by
       deleting the words specified from Clause 19.1(g)
       and replacing them with new words; and b) by
       deleting Clause 27B.2 and inserting it with
       a new one

S.2    Amend, subject to the passing of a resolution             Mgmt          For                            *
       by Members of Macquarie Infrastructure Trust
       (I) in the same or substantially the same terms
       as this resolution, the Constitution of the
       Macquarie Infrastructure Trust (II) a) by deleting
       the words specified from 3.6(a) and inserting
       new ones and replacing the words Corporations
       Law each time it appears in the Constitution
       with the words Corporations Act 2001 (Cth)

3.     Approve the proposed determination of  Macquarie          Mgmt          For                            *
       Infrastructure Investment Management Limited
       as manager of the Macquarie Infrastructure
       Trust (II) that share stapling in respect of
       shares or interests in shares of Macquarie
       European Infrastructure plc will cease to apply
       and that share stapling in respect of shares
       or interests in shares in MIBL will commence
       as required by the terms of New Stapling Deed
       as defined in Part 9 of the Circular to Stapled
       Security Holders dated 28 OCT 2004

       PLEASE NOTE THAT THE BELOW THREE RESOLUTION               Non-Voting    No vote
       PERTAINS TO MACQUARIE INFRASTRUCTURE TRUST
       (II)

S.1    Amend, subject to the passing of a resolution             Mgmt          For                            *
       by members of Macquarie Infrastructure Trust
       (II) in the same or substantially the same
       terms as this resolution, the Constitution
       of the Macquarie Infrastructure Trust (I):
       a) by deleting the words specified from Clause
       19.1(g) and replacing them with new words;
       and b) by deleting Clause 27B.2 and inserting
       it with a new one

S.2    Amend, subject to the passing of a resolution             Mgmt          For                            *
       by Members of Macquarie Infrastructure Trust
       (II) in the same or substantially the same
       terms as this resolution, the Constitution
       of the Macquarie Infrastructure Trust (I) a)
       by deleting the words specified from 3.6(a)
       and inserting new ones and replacing the words
       Corporations Law each time it appears in the
       Constitution with the words Corporations Act
       2001 (Cth)

3.     Approve the proposed determination of  Macquarie          Mgmt          For                            *
       Infrastructure Investment Management Limited
       as manager of the Macquarie Infrastructure
       Trust (II) that share stapling in respect of
       shares or interests in shares of Macquarie
       European Infrastructure plc will cease to apply
       and that share stapling in respect of shares
       or interests in shares in MIBL will commence
       as required by the terms of New Stapling Deed
       as defined in Part 9 of the Circular to Stapled
       Security Holders dated 28 OCT 2004




--------------------------------------------------------------------------------------------------------------------------
 MARATHON OIL CORPORATION                                                                    Agenda Number:  932274638
--------------------------------------------------------------------------------------------------------------------------
        Security:  565849106
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2005
          Ticker:  MRO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       SHIRLEY ANN JACKSON**                                     Mgmt          For                            For
       PHILIP LADER**                                            Mgmt          For                            For
       SETH E. SCHOFIELD**                                       Mgmt          For                            For
       DOUGLAS C. YEARLEY**                                      Mgmt          For                            For

02     RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS             Mgmt          For                            For
       INDEPENDENT AUDITORS

03     STOCKHOLDER PROPOSAL TO DECLASSIFY THE BOARD              Shr           For                            Against
       OF DIRECTORS

04     STOCKHOLDER PROPOSAL TO ELECT DIRECTORS BY A              Shr           For                            Against
       MAJORITY VOTE




--------------------------------------------------------------------------------------------------------------------------
 MARSH & MCLENNAN COMPANIES, INC.                                                            Agenda Number:  932289007
--------------------------------------------------------------------------------------------------------------------------
        Security:  571748102
    Meeting Type:  Annual
    Meeting Date:  19-May-2005
          Ticker:  MMC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MICHAEL G. CHERKASKY                                      Mgmt          For                            For
       STEPHEN R. HARDIS                                         Mgmt          For                            For
       THE RT. HON. LORD LANG                                    Mgmt          For                            For
       MORTON O. SCHAPIRO                                        Mgmt          For                            For
       ADELE SIMMONS                                             Mgmt          For                            For

02     RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED       Mgmt          For                            For
       PUBLIC ACCOUNTING FIRM

03     PROPOSAL TO APPROVE THE AMENDMENT OF MMC S EQUITY         Mgmt          For                            For
       COMPENSATION PLANS TO PERMIT AN EXCHANGE OF
       CERTAIN OPTIONS

04     STOCKHOLDER PROPOSAL: CEO COMPENSATION                    Shr           Against                        For

05     STOCKHOLDER PROPOSAL: STOCK OPTION POLICY                 Shr           Against                        For

06     STOCKHOLDER PROPOSAL: DIRECTOR ELECTION VOTING            Shr           For                            Against
       STANDARD




--------------------------------------------------------------------------------------------------------------------------
 MAXIS COMMUNICATIONS BHD                                                                    Agenda Number:  700737010
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5903J108
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2005
          Ticker:
            ISIN:  MYL5051OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the Directors  report and the financial           Non-Voting    No vote
       statements for the FYE 31 DEC 2004 and the
       Auditors  report thereon

1.     Declare the following final dividends for the             Mgmt          For                            *
       FYE 31 DEC 2004: i) 10.00 sen per ordinary
       share, tax exempt; and ii) 8.33 sen per ordinary
       share less Malaysian Income Tax at 28%

2.     Re-elect Mr. Y. Bhg. Dato  Jamaludin bin Ibrahim          Mgmt          For                            *
       as a Director who retires by rotation pursuant
       to Article 114 of the Company s Articles of
       Association

3.     Re-elect Mr. Encik Augustus Ralph Marshall as             Mgmt          For                            *
       a Director who retires by rotation pursuant
       to Article 114 of the Company s Articles of
       Association

4.     Re-elect Encik Chan Chee Beng as a Director               Mgmt          For                            *
       who retires pursuant to Article 121 of the
       Company s Articles of Association

5.     Re-appoint Messrs. PricewaterhouseCoopers as              Mgmt          For                            *
       the Auditors of the Company and authorise the
       Directors to fix their remuneration

6.     Authorize the Directors, pursuant to Section              Mgmt          For                            *
       132D of the Companies Act, 1965, to issue shares
       in the Company at any time and upon such terms
       and conditions and for such purposes as the
       Directors may, in their absolute discretion,
       deem fit provided that the aggregate number
       of shares to be issued does not exceed 10%
       of the issued share capital of the Company
       for the time being, subject always to the approval
       of all the relevant regulatory bodies, if required,
       being obtained for such allotment and issue;
       Authority expires at the conclusion of the
       next AGM




--------------------------------------------------------------------------------------------------------------------------
 MAXIS COMMUNICATIONS BHD                                                                    Agenda Number:  700740017
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5903J108
    Meeting Type:  EGM
    Meeting Date:  23-Jun-2005
          Ticker:
            ISIN:  MYL5051OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Company and its subsidiaries,               Mgmt          For                            *
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with: i) MEASAT
       Broadcast Network Systems Sdn Bhd; ii) Multimedia
       Interactive Technologies Sdn Bhd; and iii)
       Airtime Management and Programming Sdn Bhd
       as specified, provided that such transactions
       are necessary for the day-to-day operations
       of the Company and its subsidiaries and are
       carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favorable to the parties with
       which such recurrent transactions are to be
       entered into than those generally available
       to the public and are not detrimental to the
       minority shareholders of the Company;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM required
       to be held pursuant to Section 143(1) of the
       Companies Act, 1965  but shall not extend to
       such extension as allowed pursuant to Section
       143(2) of the Companies Act, 1965 ; and authorize
       the Director of the Company to complete and
       do all such acts and things  including executing
       all such documents as required  as they may
       consider expedient or necessary to give effect
       to this resolution

2.     Authorize the Company and its subsidiaries,               Mgmt          For                            *
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with: i) SRG
       Asia Pacific Sdn Bhd; and ii) UT Hospitality
       Services Sdn Bhd   formerly known as Kiara
       Samudra Sdn Bhd ; and iii) Bonus Kad Loyalty
       Sdn Bhd as specified, provided that such transactions
       are necessary for the day-to-day operations
       of the Company and its subsidiaries and are
       carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favorable to the parties with
       which such recurrent transactions are to be
       entered into than those generally available
       to the public and are not detrimental to the
       minority shareholders of the Company;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM is required
       to be held pursuant to Section 143(1) of the
       Companies Act, 1965  but shall not extend to
       such extension as may be allowed pursuant to
       Section 143(2) of the Companies Act 1965 ;
       and authorize the Director of the Company to
       complete and do all such acts and things  including
       executing all such documents as required  as
       they consider expedient or necessary to give
       effect to this resolution

3.     Authorize the Company and its subsidiaries,               Mgmt          For                            *
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with MEASAT
       Satellite Systems Sdn Bhd  formerly known as
       Binariang Satellite Systems Sdn Bhd  as specified,
       provided that such transactions are necessary
       for the day-to-day operations of the Company
       and its subsidiaries and are carried out in
       the ordinary course of business on normal commercial
       terms and on terms which are not more favorable
       to MEASAT Satellite Systems Sdn BHD  formerly
       known as Binariang Satellite Systems Sdn Bhd
       than those generally available to the public
       and are not detrimental to the minority shareholders
       of the Company;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM is required to be held pursuant
       to Section 143(1) of the Companies Act, 1965
       but shall not extend to such extension as
       may be allowed pursuant to Section 143(2) of
       the Companies Act 1965 ; and authorize the
       Director of the Company to complete and do
       all such acts and things  including executing
       all such documents as required  as they consider
       expedient or necessary to give effect to this
       resolution

4.     Authorize the Company and its subsidiaries,               Mgmt          For                            *
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with: i) TGV
       Cinemas Sdn Bhd   formerly known as Tanjong
       Golden Village Sdn Bhd ; ii) Pan Malaysian
       Pools Sdn Bhd; and iii) Tanjong City Centre
       Property Management Sdn Bhd as specified, provided
       that such transactions are necessary for the
       day-to-day operations of the Company and its
       subsidiaries and are carried out in the ordinary
       course of business on normal commercial terms
       and on terms which are not more favorable to
       the parties with which such recurrent transactions
       are to be entered into than those generally
       available to the public and are not detrimental
       to the minority shareholders of the Company;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM required
       to be held pursuant to Section 143(1) of the
       Companies Act, 1965  but shall not extend to
       such extension as allowed pursuant to Section
       143(2) of the Companies Act, 1965 ; and authorize
       the Director of the Company to complete and
       do all such acts and things  including executing
       all such documents as required  as they may
       consider expedient or necessary to give effect
       to this resolution

5.     Authorize the Company and its subsidiaries,               Mgmt          For                            *
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with: i) Oakwood
       Sdn Bhd; ii) AmProperty Trust Management Bhd;
       and iii) AmProperty Holdings Sdn Bhd; iv) AmFinance
       Berhad; v) Resorts World Berhad Genting Hignlands
       Berhad, Genting Golf Course Berhad, Resorts
       Facilities Services Sdn Bhd; vi) Asiatic Land
       Developemnt Sdn Bhd; vii) Genting Sanyen Industrial
       Paper Sdn Bhd; and viii) Asiatic Development
       Berhad as specified, provided that such transactions
       are necessary for the day-to-day operations
       of the Company and its subsidiaries and are
       carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favorable to the parties with
       which such recurrent transactions are to be
       entered into than those generally available
       to the public and are not detrimental to the
       minority shareholders of the Company;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM required
       to be held pursuant to Section 143(1) of the
       Companies Act, 1965  but shall not extend to
       such extension as allowed pursuant to Section
       143(2) of the Companies Act, 1965 ; and authorize
       the Director of the Company to complete and
       do all such acts and things  including executing
       all such documents as required  as they may
       consider expedient or necessary to give effect
       to this resolution

6.     Authorize the Company and its subsidiaries,               Mgmt          For                            *
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with HeiTech
       Padu Berhad as specified, provided that such
       transactions are necessary for the day-to-day
       operations of the Company and its subsidiaries
       and are carried out in the ordinary course
       of business on normal commercial terms and
       on terms which are not more favorable to the
       parties with which such recurrent transactions
       are to be entered into than those generally
       available to the public and are not detrimental
       to the minority shareholders of the Company;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM required
       to be held pursuant to Section 143(1) of the
       Companies Act, 1965  but shall not extend to
       such extension as allowed pursuant to Section
       143(2) of the Companies Act, 1965 ; and authorize
       the Director of the Company to complete and
       do all such acts and things  including executing
       all such documents as required  as they may
       consider expedient or necessary to give effect
       to this resolution

7.     Authorize the Board of Directors, at any time,            Mgmt          For                            *
       and from time to time during the period commencing
       from the date on which this resolution is passed
       the approval date , to offer and grant to
       Mr. Dato  Jamaludin bin Ibrahim, the Chief
       Executive officer and an Executive Directors
       of the Company, in accordance with and subject
       to the Provisions of the Bye-Laws governing
       the Company s Employee Share option Scheme
       ESOS  and the terms of the Contract of service
       between the Company and Mr. Dato  Jamaludin
       bin Ibrahim, option or options to subscribe
       for up to a maximum of 1,000,000 ordinary shares
       of MYR 0.10 each in the Company available under
       the ESOS;  Authority expires the earlier of
       the conclusion of the AGM of the Company commencing
       next after the approval date or the expiration
       of the period within which the next AGM of
       the Company is required by law to be held




--------------------------------------------------------------------------------------------------------------------------
 MEADWESTVACO CORPORATION                                                                    Agenda Number:  932288118
--------------------------------------------------------------------------------------------------------------------------
        Security:  583334107
    Meeting Type:  Annual
    Meeting Date:  26-Apr-2005
          Ticker:  MWV
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MICHAEL E. CAMPBELL                                       Mgmt          For                            For
       DR. THOMAS W. COLE, JR.                                   Mgmt          For                            For
       DUANE E. COLLINS                                          Mgmt          For                            For
       SUSAN J. KROPF                                            Mgmt          For                            For
       J. LAWRENCE WILSON                                        Mgmt          For                            For

02     APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS              Mgmt          For                            For
       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
       FOR 2005.

03     APPROVAL OF THE MEADWESTVACO CORPORATION 2005             Mgmt          For                            For
       PERFORMANCE INCENTIVE PLAN.

04     APPROVAL OF THE STOCKHOLDER PROPOSAL.                     Shr           For                            Against




--------------------------------------------------------------------------------------------------------------------------
 MEGA FINANCIAL HOLDING COMPANY                                                              Agenda Number:  700705188
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1822Y102
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2005
          Ticker:
            ISIN:  TW0002886009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       222763 DUE TO CHANGE ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Approve the report of business operation result           Mgmt          For                            *
       of FY 2004

1.2    Approve the Supervisors review financial reports          Mgmt          For                            *
       of FY 2004

1.3    Approve the report of the execution status of             Mgmt          For                            *
       buying back treasury stocks

2.     Ratify the business operation result and financial        Mgmt          For                            *
       reports of FY 2004

3.1    Approve the net profit allocation of FY 2004              Mgmt          For                            *
       cash dividend: TWD 1.6 per share

3.2    Approve to relieve the restrictions on the Directors      Mgmt          Abstain                        *
       acting as the Directors of other Companies

4.     Extraordinary proposals                                   Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 MERCANTILE BANKSHARES CORPORATION                                                           Agenda Number:  932297751
--------------------------------------------------------------------------------------------------------------------------
        Security:  587405101
    Meeting Type:  Annual
    Meeting Date:  10-May-2005
          Ticker:  MRBK
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       E. BROWN                                                  Mgmt          For                            For
       A. DEERING                                                Mgmt          For                            For
       F. HRABOWSKI                                              Mgmt          For                            For
       J. MORGAN                                                 Mgmt          For                            For
       C. ROSE                                                   Mgmt          For                            For
       D. SHEPARD                                                Mgmt          For                            For
       J. WILSON                                                 Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS     Mgmt          For                            For
       LLP AS THE INDEPENDENT AUDITORS FOR BANKSHARES.

03     APPROVAL OF THE MERCANTILE BANKSHARES CORPORATION         Mgmt          For                            For
       STOCK RETAINER AND DEFERRED COMPENSATION PLAN
       FOR NON-EMPLOYEE DIRECTORS.




--------------------------------------------------------------------------------------------------------------------------
 MERCK & CO., INC.                                                                           Agenda Number:  932268205
--------------------------------------------------------------------------------------------------------------------------
        Security:  589331107
    Meeting Type:  Annual
    Meeting Date:  26-Apr-2005
          Ticker:  MRK
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ROCHELLE B. LAZARUS                                       Mgmt          For                            For
       WILLIAM G. BOWEN                                          Mgmt          For                            For
       RAYMOND V. GILMARTIN                                      Mgmt          For                            For
       THOMAS E. SHENK                                           Mgmt          For                            For
       ANNE M. TATLOCK                                           Mgmt          For                            For
       SAMUEL O. THIER                                           Mgmt          For                            For
       WENDELL P. WEEKS                                          Mgmt          For                            For
       PETER C. WENDELL                                          Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF THE COMPANY            Mgmt          For                            For
       S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR 2005

03     STOCKHOLDER PROPOSAL CONCERNING STOCK OPTION              Shr           Against                        For
       AWARDS.

04     STOCKHOLDER PROPOSAL CONCERNING SUBJECTING NON-DEDUCTIBLE Shr           Against                        For
       EXECUTIVE COMPENSATION TO SHAREHOLDER VOTE

05     STOCKHOLDER PROPOSAL CONCERNING ELIMINATION               Shr           Against                        For
       OF ANIMAL-BASED TEST METHODS

06     STOCKHOLDER PROPOSAL CONCERNING SEPARATING THE            Shr           Against                        For
       ROLES OF BOARD CHAIR AND CEO

07     STOCKHOLDER PROPOSAL CONCERNING AVAILABILITY              Shr           Against                        For
       OF COMPANY PRODUCTS TO CANADIAN WHOLESALERS

08     STOCKHOLDER PROPOSAL CONCERNING USE OF SHAREHOLDER        Shr           Against                        For
       RESOURCES FOR POLITICAL PURPOSES

09     STOCKHOLDER PROPOSAL CONCERNING A REPORT RELATED          Shr           Against                        For
       TO THE GLOBAL HIV\AIDS-TB-MALARIA PANDEMICS




--------------------------------------------------------------------------------------------------------------------------
 MERCURY GENERAL CORPORATION                                                                 Agenda Number:  932307615
--------------------------------------------------------------------------------------------------------------------------
        Security:  589400100
    Meeting Type:  Annual
    Meeting Date:  11-May-2005
          Ticker:  MCY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       GEORGE JOSEPH                                             Mgmt          For                            For
       CHARLES E. MCCLUNG                                        Mgmt          For                            For
       DONALD R. SPUEHLER                                        Mgmt          For                            For
       RICHARD E. GRAYSON                                        Mgmt          For                            For
       DONALD P. NEWELL                                          Mgmt          For                            For
       BRUCE A. BUNNER                                           Mgmt          For                            For
       NATHAN BESSIN                                             Mgmt          For                            For
       MICHAEL D. CURTIUS                                        Mgmt          For                            For
       GABRIEL TIRADOR                                           Mgmt          For                            For

02     TO APPROVE THE MERCURY GENERAL CORPORATION 2005           Mgmt          For                            For
       EQUITY INCENTIVE AWARD PLAN.




--------------------------------------------------------------------------------------------------------------------------
 MICROSOFT CORPORATION                                                                       Agenda Number:  932226067
--------------------------------------------------------------------------------------------------------------------------
        Security:  594918104
    Meeting Type:  Annual
    Meeting Date:  09-Nov-2004
          Ticker:  MSFT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WILLIAM H. GATES III                                      Mgmt          For                            For
       STEVEN A. BALLMER                                         Mgmt          For                            For
       JAMES I. CASH JR.                                         Mgmt          For                            For
       RAYMOND V. GILMARTIN                                      Mgmt          For                            For
       A. MCLAUGHLIN KOROLOGOS                                   Mgmt          For                            For
       DAVID F. MARQUARDT                                        Mgmt          For                            For
       CHARLES H. NOSKI                                          Mgmt          For                            For
       HELMUT PANKE                                              Mgmt          For                            For
       JON A. SHIRLEY                                            Mgmt          For                            For

02     ADOPTION OF THE AMENDMENTS TO THE 2001 STOCK              Mgmt          For                            For
       PLAN AND THE 1991 STOCK OPTION PLAN

03     ADOPTION OF THE AMENDMENTS TO THE 1999 STOCK              Mgmt          For                            For
       PLAN FOR NON-EMPLOYEE DIRECTORS, THE STOCK
       OPTION PLAN FOR NON-EMPLOYEE DIRECTORS AND
       THE STOCK OPTION PLAN FOR CONSULTANTS AND ADVISORS

04     APPROVAL OF MATERIAL TERMS OF THE PERFORMANCE             Mgmt          For                            For
       CRITERIA FOR AWARDS UNDER THE 2001 STOCK PLAN

05     RATIFICATION OF THE SELECTION OF DELOITTE &               Mgmt          For                            For
       TOUCHE LLP AS THE COMPANY S INDEPENDENT AUDITOR




--------------------------------------------------------------------------------------------------------------------------
 MITCHELLS & BUTLERS PLC                                                                     Agenda Number:  700627396
--------------------------------------------------------------------------------------------------------------------------
        Security:  G61614114
    Meeting Type:  AGM
    Meeting Date:  26-Jan-2005
          Ticker:
            ISIN:  GB0033839910
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Company s financial statements for            Mgmt          For                            *
       the YE 25 SEP 2004, together with the reports
       of the Directors and the Auditors

2.     Approve the remuneration report for the YE 25             Mgmt          For                            *
       SEP 2004

3.     Declare a final dividend on the ordinary shares           Mgmt          For                            *

4.a    Re-appoint Mr. Mike Bramley as a Director of              Mgmt          For                            *
       the Company

4.b    Re-appoint Mr. Roger Carr as a Director of the            Mgmt          For                            *
       Company

4.c    Re-appoint Mr. Drummond Hall as a Director of             Mgmt          For                            *
       the Company

5.     Re-appoint Ernst & Young LLP as the Auditors              Mgmt          For                            *
       of the Company until the next general meeting
       at which the accounts are to be laid

6.     Authorize the Audit Committee of the Board to             Mgmt          For                            *
       agree the Auditor s remuneration

7.     Authorize the Directors, pursuant to and in               Mgmt          For                            *
       accordance with Section 80 of the Companies
       Act, 1985 and within the terms of Article 14
       of the Articles of Association of the Company,
       to allot relevant securities up to an aggregate
       nominal amount of GBP 12,369,740;  Authority
       expires earlier at the AGM in 2006 or 26 APR
       2006

S.8    Authorize the Directors, in substitution for              Mgmt          For                            *
       all existing authority, to allot equity securities
       wholly for cash pursuant to any authority in
       force under Section 80 of the Companies Act
       1985 and within the terms of Article 14 of
       the Articles of Association of the Company,
       disapplying the statutory pre-emption rights
       Section 89(1) : i) in connection with a rights
       issue as specified; b) up to an aggregate nominal
       amount of GBP 1,855,460 which shall cease to
       have effect without prejudice to any allotment
       of securities pursuant thereto;  Authority
       expires earlier at the AGM in 2006 or 26 APR
       2006

S.9    Authorize the Company, subject to and in accordance       Mgmt          For                            *
       with Article 11 of the Company s Articles of
       Association, to make market purchases  Section
       163(3) of the Companies Act 1985  of up to
       52,389,740 ordinary shares of 7.5p each in
       the capital of the Company  ordinary shares
       , at a minimum price of 7.5p and up to 105%
       of the average middle market quotations for
       an ordinary share derived from the London Stock
       Exchange Daily Official List, over the previous
       5 business days;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or 26 APR 2006 ; the Company, before the expiry,
       may make a contract to purchase ordinary shares
       which will or may be executed wholly or partly
       after such expiry

10.    Approve to amend the rules of the Short Term              Mgmt          For                            *
       Deferred Incentive Plan  Plan  and authorize
       the Board of Directors to do all that is necessary
       to give effect to these amendments

11.    Authorize: i) the Company, to make donations              Mgmt          For                            *
       to EU Political Organizations up to an amount
       of GBP 50,000 and to incur EU political expenditure
       up to an amount of GBP 50,000, and ii) Mitchells
       & Butlers Retail Ltd, being a wholly-owned
       subsidiary of the Company to make donations
       to EU Political Organizations up to an amount
       of GBP 50,000 and to incur EU political expenditure
       up to an amount of GBP 50,000; provided that
       the aggregate amount of any such donations
       and expenditure not exceeding GBP 50,000 during
       the beginning period;  Authority expires the
       earlier of the next AGM in 2006 or 26 APR 2006

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No vote
       AGENDA.  IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 MONTPELIER RE HOLDINGS LTD                                                                  Agenda Number:  932318707
--------------------------------------------------------------------------------------------------------------------------
        Security:  G62185106
    Meeting Type:  Annual
    Meeting Date:  20-May-2005
          Ticker:  MRH
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RAYMOND BARRETTE*                                         Mgmt          For                            For
       STEVEN J. GILBERT*                                        Mgmt          For                            For
       JOHN D. GILLESPIE*                                        Mgmt          For                            For
       WILLIAM L. SPIEGEL*                                       Mgmt          For                            For
       ANTHONY TAYLOR**                                          Mgmt          For                            For
       T.G. STORY BUSHER**                                       Mgmt          For                            For
       C.R. FLETCHER, III**                                      Mgmt          For                            For
       KERNAN V. OBERTING**                                      Mgmt          For                            For

03     TO APPOINT PRICEWATERHOUSECOOPERS OF HAMILTON,            Mgmt          For                            For
       BERMUDA AS THE COMPANY S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR 2005 AND TO AUTHORIZE
       THE COMPANY S BOARD, ACTING BY THE COMPANY
       S AUDIT COMMITTEE, TO SET THEIR REMUNERATION.




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL GRID TRANSCO PLC                                                                   Agenda Number:  700563706
--------------------------------------------------------------------------------------------------------------------------
        Security:  G6375K102
    Meeting Type:  AGM
    Meeting Date:  26-Jul-2004
          Ticker:
            ISIN:  GB0031223877
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report and the accounts for the               Mgmt          For                            *
       YE 31 MAR 2004 and the Auditors  report on
       the accounts

2.     Declare a final dividend of 11.87 pence per               Mgmt          For                            *
       ordinary share  USD 1.0500 per American Depositary
       Share  for the YE 31 MAR 2004

3.     Re-appoint Mr. Mike Jesaria as a Director                 Mgmt          For                            *

4.     Re-appoint Mr. Maria Richter as a Director                Mgmt          For                            *

5.     Re-appoint Mr. James Ross as a Director                   Mgmt          For                            *

6.     Re-appoint Mr. John Grant as a Director                   Mgmt          For                            *

7.     Re-appoint Mr. Edward Astle as a Director                 Mgmt          For                            *

8.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Company Auditor and authorize the Directors
       to set their remuneration

9.     Approve the Directors  remuneration report for            Mgmt          For                            *
       the YE 31 MAR 2004

10.    Authorize the Directors, in substitution for              Mgmt          For                            *
       any existing authority and pursuant to the
       Section 80 of the Companies Act 1985  Act ,
       to allot relevant securities  Section 80(2)
       up to an aggregate nominal amount of GBP 102,929,251;
       Authority expires on 25 JUL 2009 ; and the
       Directors may allot relevant securities after
       the expiry of this authority in pursuance of
       such an offer or agreement made prior to such
       expiry

S.11   Authorize the Directors in substitution for               Mgmt          For                            *
       any existing authority, and pursuant to Section
       95 of the Act to allot equity securities  Section
       94(2)  for cash pursuant to the authority conferred
       by Resolution 10 and/or to sell the equity
       securities held as treasury shares for cash
       pursuant to the Section 162D of the Act, in
       each case as if  Section 89(1) , provided that
       this power is limited to the allotment of equity
       securities: a) in connection with a rights
       issue in favor of ordinary shareholders; b)
       up to an aggregate nominal amount of GBP 15,439,387;
       Authority expires on 25 JUL 2009 ; and the
       Directors may allot equity securities after
       the expiry of this authority in pursuance of
       such an offer or agreement made prior to such
       expiry

S.12   Authorize the Directors to make market purchases          Mgmt          For                            *
       Section 163(3) of the Act  of up to 308,787,755
       ordinary shares of 10 pence each, at a minimum
       price of 10 pence and not more than 105% of
       the average middle market quotations for such
       shares derived from the London Stock Exchange
       Daily Official List, over the previous 5 business
       days;  Authority expires the earlier of the
       close of the next AGM of the Company or 15
       months ; the Company, before the expiry, may
       make a contract to purchase ordinary shares
       which will or may be executed wholly or partly
       after such expiry

S.13   Amend the Articles of Association of the Company          Mgmt          For                            *

14.    Approve the redemption of the special rights              Mgmt          For                            *
       non-voting redeemable preference share of GBP
       1 in the authorized share capital of the Company
       be cancelled and the amount of the Company
       s authorized capital be diminished accordingly




--------------------------------------------------------------------------------------------------------------------------
 NESTLE SA, CHAM UND VEVEY                                                                   Agenda Number:  700663188
--------------------------------------------------------------------------------------------------------------------------
        Security:  H57312466
    Meeting Type:  OGM
    Meeting Date:  14-Apr-2005
          Ticker:
            ISIN:  CH0012056047
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approval the annual report and the annual accounts        Mgmt          For                            *
       of Nestle S.A. and the Nestle Group; acknowledge
       the reports of the Auditors

2.     Grant discharge to the Board of Directors and             Mgmt          For                            *
       the Management

3.     Approve the decision on the appropriation of              Mgmt          For                            *
       profit, resulting from the balance sheet of
       Nestle S.A.

4.a    Amend the Article 24 Paragraph 1 of the Articles          Mgmt          Against                        *
       of Association, regarding organization of the
       Board of Directors

4.b    Amend the Article 23 Paragraphs 1 and 2 of the            Mgmt          For                            *
       Articles of Association, regarding term of
       the office and election of the Board of Directors

4.c    Amend the Article 20 of the Articles of Association,      Mgmt          Against                        *
       regarding right of shareholders to the complete
       the agenda

5.     Elect the Board of Directors                              Mgmt          For                            *

6.     Elect the Auditors                                        Mgmt          For                            *

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 212608, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS




--------------------------------------------------------------------------------------------------------------------------
 NISOURCE INC.                                                                               Agenda Number:  932289728
--------------------------------------------------------------------------------------------------------------------------
        Security:  65473P105
    Meeting Type:  Annual
    Meeting Date:  10-May-2005
          Ticker:  NI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       STEVEN R. MCCRACKEN                                       Mgmt          For                            For
       IAN M. ROLLAND                                            Mgmt          For                            For
       ROBERT C. SKAGGS, JR.                                     Mgmt          For                            For
       JOHN W. THOMPSON                                          Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS.           Mgmt          For                            For

03     APPROVAL OF THE AMENDMENTS TO THE COMPANY S               Mgmt          For                            For
       LONG-TERM INCENTIVE PLAN.

04     APPROVAL OF THE AMENDMENTS TO THE COMPANY S               Mgmt          For                            For
       EMPLOYEE STOCK PURCHASE PLAN.

05     STOCKHOLDER PROPOSAL TO ELECT DIRECTORS ANNUALLY          Shr           For                            Against

06     STOCKHOLDER PROPOSAL TO ELECT DIRECTORS BY MAJORITY       Shr           For                            Against
       VOTE




--------------------------------------------------------------------------------------------------------------------------
 NORSKE SKOGINDUSTRIER ASA                                                                   Agenda Number:  700670892
--------------------------------------------------------------------------------------------------------------------------
        Security:  R80036115
    Meeting Type:  AGM
    Meeting Date:  14-Apr-2005
          Ticker:
            ISIN:  NO0004135633
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED.  SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE

1.     Approve the annual report and the accounts of             Mgmt          For                            *
       the Norske Skogindustrier Asa and the Group
       for 2004

2.     Approve to allocate the annual profit for 2004,           Mgmt          For                            *
       including declaration of dividend for Norske
       Skogindustrier Asa

3.     Approve to determine the remuneration of the              Mgmt          For                            *
       Members of the Corporate Assembly

4.     Approve the Auditors fees                                 Mgmt          Abstain                        *

5.     Amend the Company s Articles of Association               Mgmt          For                            *

6.     Elect the Members and the alternate Members               Mgmt          For                            *
       of the Corporate Assembly

7.     Elect 3 Members to the Election Committee                 Mgmt          For                            *

8.     Authorize the Board to purchase the Company               Mgmt          For                            *
       s own shares




--------------------------------------------------------------------------------------------------------------------------
 NORTHEAST UTILITIES                                                                         Agenda Number:  932299200
--------------------------------------------------------------------------------------------------------------------------
        Security:  664397106
    Meeting Type:  Annual
    Meeting Date:  10-May-2005
          Ticker:  NU
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD H. BOOTH                                          Mgmt          For                            For
       COTTON MATHER CLEVELAND                                   Mgmt          For                            For
       SANFORD CLOUD, JR.                                        Mgmt          For                            For
       JAMES F. CORDES                                           Mgmt          For                            For
       E. GAIL DE PLANQUE                                        Mgmt          For                            For
       JOHN G. GRAHAM                                            Mgmt          For                            For
       ELIZABETH T. KENNAN                                       Mgmt          For                            For
       ROBERT E. PATRICELLI                                      Mgmt          For                            For
       CHARLES W. SHIVERY                                        Mgmt          For                            For
       JOHN F. SWOPE                                             Mgmt          For                            For

02     RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT      Mgmt          For                            For
       AUDITORS FOR 2005.

03     AMENDMENT TO DECLARATION OF TRUST CONCERNING              Mgmt          For                            For
       ELECTRONIC DISTRIBUTION OF NOTICES TO SHAREHOLDERS
       AND VOTING METHODS.




--------------------------------------------------------------------------------------------------------------------------
 PACIFICA GROUP LIMITED                                                                      Agenda Number:  700688899
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q7207R108
    Meeting Type:  AGM
    Meeting Date:  06-May-2005
          Ticker:
            ISIN:  AU000000PBB7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial report of               Non-Voting    No vote
       the Company for the YE 31 DEC 2004 and the
       reports of the Directors and Auditors

2.a    Elect Mr. Patrick Burroughs as a Director of              Mgmt          For                            *
       the Company who retires in accordance with
       the Constitution

2.b    Elect Mr. Peter Thomas as a Director of the               Mgmt          For                            *
       Company who retires in accordance with the
       Constitution

2.c    Elect Mr. Jerry Ellis as a Director of the Company        Mgmt          For                            *
       who retires in accordance with the Constitution

3.     Grant performance rights, pursuant to the Pacific         Mgmt          For                            *
       Group Limited Executive Option and Performance
       Right Plan, to Mr. John Robert Mackenzie, the
       Managing Director, over not more than 655,000
       unissued ordinary shares in the Company

4.     Grant performance rights, pursuant to the Pacific         Mgmt          For                            *
       Group Limited Executive Option and Performance
       Right Plan, to Mr. Anthony John Clarke, the
       Finance Director, over not more than 195,000
       unissued ordinary shares in the Company

5.     Approve, pursuant to the Pacific Group Limited            Mgmt          For                            *
       Non-Executive Directors  Share Plan, to issue
       shares to the Non-Executive Directors as a
       part of their remuneration, at any time prior
       to 06 MAY 2008




--------------------------------------------------------------------------------------------------------------------------
 PAPERLINX LTD                                                                               Agenda Number:  700594573
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q73258107
    Meeting Type:  AGM
    Meeting Date:  26-Oct-2004
          Ticker:
            ISIN:  AU000000PPX1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial statements              Non-Voting    No vote
       and the Directors declaration and report for
       the YE 30 JUN 2004, together with the Auditor
       s report to the Members of the Company

2.a    Re-elect Mr. D.E. Meiklejohn as a Director,               Mgmt          For                            *
       who retires in accordance with the Company
       s Constitution

2.b    Elect Mr. T.P. Park as a Director, who retires            Mgmt          For                            *
       in accordance with the Company s Constitution

2.c    Re-elect Dr. N.L. Scheinkestel as a Director,             Mgmt          For                            *
       who retires in accordance with the Company
       s Constitution

3.     Approve the issue, under a long-term incentive            Mgmt          For                            *
       plan, to the Managing Director, Mr. T.P. Park,
       of up to 300,000 options and the issue to the
       Chief Financial Officer, Mr. D.G. Abotomey,
       of up to 150,000 options to subscribe for ordinary
       shares in the capital of the Company subject
       to achievement of performance conditions and
       on the other terms as specified




--------------------------------------------------------------------------------------------------------------------------
 PINNACLE WEST CAPITAL CORPORATION                                                           Agenda Number:  932297787
--------------------------------------------------------------------------------------------------------------------------
        Security:  723484101
    Meeting Type:  Annual
    Meeting Date:  18-May-2005
          Ticker:  PNW
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       EDWARD N. BASHA, JR.                                      Mgmt          For                            For
       MICHAEL L. GALLAGHER                                      Mgmt          For                            For
       BRUCE J. NORDSTROM                                        Mgmt          For                            For
       WILLIAM J. POST                                           Mgmt          For                            For

02     RATIFICATION OF DELOITTE & TOUCHE LLP AS THE              Mgmt          For                            For
       COMPANY S INDEPENDENT AUDITORS FOR FISCAL YEAR
       ENDING DECEMBER 31, 2005




--------------------------------------------------------------------------------------------------------------------------
 PORTUGAL TELECOM SGPS SA, LISBOA                                                            Agenda Number:  700646752
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6769Q104
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2005
          Ticker:
            ISIN:  PTPTC0AM0009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Management report, the balance sheet          Mgmt          For                            *
       and the account for 2004

2.     Approve the Board of Directors  oral report               Mgmt          For                            *
       on the Company s activities in the past FY

3.     Receive and adopt the audited annual report               Mgmt          For                            *
       2004 and approve the remuneration of the Board
       of Directors

4.     Approve to distribute the profit according to             Mgmt          For                            *
       the adopted annual report 2004

5.     Approve the acquisition and the sale of the               Mgmt          For                            *
       Company s own shares, including the acquisition
       associated with the share buy-back programme

6.     Amend the Numbers 2, 3, 5 and 6 of Article 13             Mgmt          For                            *
       of the Company s Articles of Association, to
       comply with Corporate Governance Regulations

7.     Approve to reduce the share capital, and notably          Mgmt          For                            *
       on the reduction of up to EUR 116,648,505 for
       the purpose of releasing excess capital in
       connection with the continuation of the share
       buyback programme initiated in 2004 and already
       partially completed, by cancelling up to 116,648,505
       PT shares to be acquired subsequent to the
       execution of this resolution, in addition to
       corresponding resolutions relating to reserves,
       the reduction of outstanding convertible bonds
       issued by the company and amend the Articles
       of Association further to this resolution
       Article 4 of the Company s Articles of Association

8.     Approve pursuant to Article 8, No. 4 of the               Mgmt          For                            *
       Articles of Association, on the applicable
       parameters in the case of the future issuance
       of bonds convertible into shares pursuant to
       a resolution which may be passed by the Board
       of Directors, in addition to the bonds convertible
       into shares already issued by the Company

9.     Approve the waiver of the pre-emptive rights              Mgmt          For                            *
       of shareholders in connection with the subscription
       of any possible issuance of convertible bonds
       referred to Resolution 8 of which may be realized
       pursuant to a resolution of the Board of Directors

10.    Approve the issuance of bonds and any other               Mgmt          For                            *
       types of securities, of whatever nature, by
       the Board of Directors and, notably, on the
       determination of the amount pursuant to the
       terms of No. 3 of Article 8 and Sub-Paragraph
       e) of No. 1 of Article 15 of the Articles of
       Association

11.    Approve the acquisition and sale of own bonds             Mgmt          For                            *
       and other type of own securities

       PLEASE NOTE THAT THE MEETING TO BE HELD ON 01             Non-Voting    No vote
       APR 2005 HAS BEEN POSTPONED ACCORDING TO STATE
       SHAREHOLDERS PROPOSAL AND THAT THE SECOND CONVOCATION
       WILL BE HELD ON 29 APR 2005. PLEASE ALSO NOTE
       THE NEW CUTOFF DATE IS 15 APR 2005. IF YOU
       HAVE ALREADY SENT YOUR VOTES, PLEASE DO NOT
       RETURN THIS PROXY FORM UNLESS YOU DECIDE TO
       AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO A              Non-Voting    No vote
       CHANGE IN THE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PPL CORPORATION                                                                             Agenda Number:  932289374
--------------------------------------------------------------------------------------------------------------------------
        Security:  69351T106
    Meeting Type:  Annual
    Meeting Date:  22-Apr-2005
          Ticker:  PPL
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       FREDERICK M. BERNTHAL                                     Mgmt          For                            For
       JOHN R. BIGGAR                                            Mgmt          For                            For
       LOUISE K. GOESER                                          Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PROGRESS ENERGY, INC.                                                                       Agenda Number:  932279777
--------------------------------------------------------------------------------------------------------------------------
        Security:  743263105
    Meeting Type:  Annual
    Meeting Date:  11-May-2005
          Ticker:  PGN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       W. MCCOY                                                  Mgmt          For                            For
       J. MULLIN,III                                             Mgmt          For                            For
       C. SALADRIGAS                                             Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF DELOITTE &               Mgmt          For                            For
       TOUCHE LLP AS PROGRESS ENERGY S INDEPENDENT
       REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005.




--------------------------------------------------------------------------------------------------------------------------
 PROLOGIS                                                                                    Agenda Number:  932293830
--------------------------------------------------------------------------------------------------------------------------
        Security:  743410102
    Meeting Type:  Annual
    Meeting Date:  18-May-2005
          Ticker:  PLD
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       K.D. BROOKSHER*                                           Mgmt          For                            For
       W.C. RAKOWICH**                                           Mgmt          For                            For
       J.H. SCHWARTZ*                                            Mgmt          For                            For
       K.N. STENSBY*                                             Mgmt          For                            For

02     APPROVAL OF AMENDMENT TO THE COMPANY S DECLARATION        Mgmt          For                            For
       OF TRUST TO ELIMINATE THE CLASSIFIED BOARD
       OF TRUSTEES AND PROVIDE FOR THE ANNUAL ELECTION
       OF TRUSTEES.

03     RATIFY THE APPOINTMENT OF THE INDEPENDENT REGISTERED      Mgmt          For                            For
       PUBLIC ACCOUNTING FIRM FOR 2005.

04     TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED           Mgmt          For                            For
       ON ANY OTHER MATTER THAT MAY PROPERLY COME
       BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
       THEREOF IN THE DISCRETION OF THE PROXY HOLDER




--------------------------------------------------------------------------------------------------------------------------
 PT TELEKOMUNIKASI INDONESIA (PERSERO) TBK                                                   Agenda Number:  700736741
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71474137
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2005
          Ticker:
            ISIN:  ID1000099104
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company s annual report for the               Mgmt          For                            *
       FY 2004

2.     Ratify the Company s audited consolidated financial       Mgmt          For                            *
       statements for the FY 2004 and acquittal and
       grant discharge to the Board of Directors and
       Board of Commissioners

3.     Approve to determine the profit utilization               Mgmt          For                            *
       of FY 2004, including distribution of dividend

4.     Appoint a Public Accountant to audit the Company          Mgmt          For                            *
       records for FY 2005

5.     Approve to determine the compensation for the             Mgmt          Abstain                        *
       Board of Directors and Board of Commissioners
       for the FY 2005

6.     Appoint the Members of the Board of Directors             Mgmt          For                            *
       for the period of 2005-2010




--------------------------------------------------------------------------------------------------------------------------
 QANTAS AIRWAYS LTD                                                                          Agenda Number:  700590626
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q77974105
    Meeting Type:  AGM
    Meeting Date:  21-Oct-2004
          Ticker:
            ISIN:  AU000000QAN2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial report, the Directors               Non-Voting    No vote
       report and the Independent Audit report of
       Qantas Airways Limited for the FYE 30 JUN 2004

2.     Questions and comments                                    Non-Voting    No vote

3.1    Re-elect Mr. Margaret Jackson as a Non-Executive          Mgmt          For                            *
       Director of Qantas Airways Limited, who retires
       in accordance with the Constitution

3.2    Re-elect Mr. Mike Codd as a Non-Executive Director        Mgmt          For                            *
       of Qantas Airways Limited, who retires in accordance
       with the Constitution

3.3    Elect Mr. Patricia Cross as a Non-Executive               Mgmt          For                            *
       Director of Qantas Airways Limited, pursuant
       to Clause 6.5(a) of the Constitution

3.4    Elect Mr. James Packer as a Non-Executive Director        Mgmt          For                            *
       of Qantas Airways Limited, pursuant to Clause
       6.5(a) of the Constitution

4.     Approve the maximum aggregate amount payable              Mgmt          For                            *
       to the Non-Executive Directors by way of Directors
       fees to be increased from AUD 1,500,000 to
       2,500,000 per annum

5.1    Approve, pursuant to the Listing Rule 10.14               Mgmt          For                            *
       and under the terms and conditions of the Qantas
       Deferred Share Plan, the participation of Mr.
       Geoff Dixon, Chief Executive Director, in the
       Qantas Deferred Share Plan as specified

5.2    Approve, pursuant to the Listing Rule 10.14               Mgmt          For                            *
       and under the terms and conditions of the Qantas
       Deferred Share Plan, the participation of Mr.
       Peter Gregg, Chief Financial Officer, in the
       Qantas Deferred Share Plan as specified




--------------------------------------------------------------------------------------------------------------------------
 R.J. REYNOLDS TOBACCO HOLDINGS, INC.                                                        Agenda Number:  932202841
--------------------------------------------------------------------------------------------------------------------------
        Security:  76182K105
    Meeting Type:  Special
    Meeting Date:  28-Jul-2004
          Ticker:  RJR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     A PROPOSAL TO ADOPT THE BUSINESS COMBINATION              Mgmt          For                            For
       AGREEMENT, BETWEEN BROWN & WILLIAMSON TOBACCO
       CORPORATION AND R.J. REYNOLDS TOBACCO HOLDINGS,
       INC., AS SUCH AGREEMENT MAY BE FURTHER AMENDED
       FROM TIME TO TIME, AND TO APPROVE THE RELATED
       COMBINATION TRANSACTIONS.

02     A PROPOSAL TO APPROVE THE ADJOURNMENT OF THE              Mgmt          For                            For
       SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL
       PROXIES.




--------------------------------------------------------------------------------------------------------------------------
 RANK GROUP PLC                                                                              Agenda Number:  700679268
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7377H105
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  GB0007240764
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Directors and the               Mgmt          For                            *
       audited Accounts for the YE 31 DEC 2004

2.     Approve the Directors  Remuneration report for            Mgmt          For                            *
       the YE 31 DEC 2004

3.     Declare a final dividend of 9.8p per ordinary             Mgmt          For                            *
       share

4.     Re-appoint Mr. Richard Greenhalgh as a Director           Mgmt          For                            *

5.     Re-appoint Mr. Brendan O Neill as a Director              Mgmt          For                            *

6.     Re-appoint Mr. David Boden as a Director                  Mgmt          For                            *

7.     Re-appoint Mr. Oliver Stocken as a Director               Mgmt          For                            *

8.     Re-appoint Mr. Mike Smith as a Director                   Mgmt          For                            *

9.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Auditors to hold office until the conclusion
       of the next general meeting at which accounts
       are laid before the Company

10.    Authorize the Directors to agree the remuneration         Mgmt          For                            *
       of the Auditors

11.    Approve the Rank Group 2005 Share Savings Scheme          Mgmt          For                            *
       and authorize the Directors to do all acts
       and things as may be necessary or desirable
       to carry the same into effect

12.    Approve the Rank Group 2005 Long Term Incentive           Mgmt          For                            *
       Plan and authorize the Directors to do all
       acts and things as may be necessary or desirable
       to carry the same into effect

13.    Approve, pursuant to the authority conferred              Mgmt          For                            *
       by Article 76 of the Company s Articles of
       Association, the aggregate fees which the Directors
       other than any Director who for the time being
       holds an executive office  shall be paid by
       way of remuneration for their services as the
       Directors be increased from an amount not exceeding
       in aggregate GBP 200,000 per annum to an amount
       not exceeding in aggregate GBP 500,000 per
       annum

14.    Authorize the Directors in accordance with the            Mgmt          For                            *
       terms of Paragraph (A) of Article 6 of the
       Articles of Association on the basis that the
       prescribed period  as defined in Paragraph
       (D) of that Article  shall be the period expiring
       on the date for which the AGM of the Company
       next following this meeting is convened and
       the Section 80 amount  as so defined  shall
       be GBP 22,600,000

S.15   Authorize the Directors, subject to and conditional       Mgmt          For                            *
       upon the passing as an Resolution 14 and in
       accordance with the terms of Paragraph (C)
       of Article 6 of the Articles of Association
       on the basis that the prescribed period  as
       defined in Paragraph (D) of that Article  shall
       be the period expiring on the date for which
       the AGM of the Company next following this
       meeting is convened and the Section 89 amount
       as so defined  shall be GBP 3,120,000

S.16   Authorize the Company, pursuant to Article 4(B)           Mgmt          For                            *
       of the Articles of Association, for the purpose
       of Section 166 of the Companies Act 1985 to
       make one or more market purchases  Section
       163(3) of the Companies Act 1985  of up to
       93,610,000 ordinary shares of 10p each in the
       capital of the Company  ordinary shares , at
       a minimum price of 10p and not more than 5%
       above the average of the middle market quotations
       for an ordinary share as derived from the London
       Stock Exchange Daily Official List, over the
       previous 5 business days;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company in 2006 or 18 months ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry and may
       purchase ordinary shares in pursuance of any
       such contract or contracts

17.    Authorize the Directors, to exercise the power            Mgmt          For                            *
       contained in Article 134(C) of the Articles
       of Association of the Company to offer holders
       of ordinary shares the right to elect to receive
       new ordinary shares, credited as fully paid,
       in whole or in part, instead of cash in respect
       of any dividend paid or declared during the
       period commencing on the date hereof and expiring
       at the conclusion of the next AGM of the Company;
       and to determine the basis of allotment of
       new ordinary shares in respect of any such
       dividend so that the value of such new ordinary
       shares may exceed the amount of such dividend,
       but not by more than 20% of such amount, and
       for these purposes the value of such new ordinary
       shares shall be calculated by reference to
       the average of an ordinary share, which shall
       be the average of the best bid prices for an
       ordinary share as derived from the Stock Exchange
       Electronic Trading Service at 10a.m., 12 noon
       and 3.00 p.m. for such 5 consecutive dealing
       days as the Directors may determine, save that
       if a best bid price for an ordinary share is
       not so available or is zero in respect of any
       such time, to determine the value of such new
       ordinary shares on such basis as they may deem
       appropriate in consultation with London Stock
       Exchange Plc




--------------------------------------------------------------------------------------------------------------------------
 RAYTHEON COMPANY                                                                            Agenda Number:  932264928
--------------------------------------------------------------------------------------------------------------------------
        Security:  755111507
    Meeting Type:  Annual
    Meeting Date:  04-May-2005
          Ticker:  RTN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       BARBARA M. BARRETT                                        Mgmt          For                            For
       FREDERIC M. POSES                                         Mgmt          For                            For
       LINDA G. STUNTZ                                           Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT AUDITORS                      Mgmt          For                            For

03     AMENDMENT TO CERTIFICATE OF INCORPORATION TO              Mgmt          For                            For
       DECLASSIFY THE BOARD OF DIRECTORS

04     AMENDMENTS TO 2001 STOCK PLAN                             Mgmt          For                            For

05     AMENDMENTS TO 1997 NONEMPLOYEE DIRECTORS RESTRICTED       Mgmt          For                            For
       STOCK PLAN

06     MACBRIDE PRINCIPLES                                       Shr           Against                        For

07     MAJORITY VOTING FOR DIRECTORS                             Shr           For                            Against

08     ELECT RETIREE AS DIRECTOR                                 Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 REGIONS FINANCIAL CORP.                                                                     Agenda Number:  932321502
--------------------------------------------------------------------------------------------------------------------------
        Security:  7591EP100
    Meeting Type:  Annual
    Meeting Date:  19-May-2005
          Ticker:  RF
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ALLEN B. MORGAN, JR.                                      Mgmt          For                            For
       JORGE M. PEREZ                                            Mgmt          For                            For
       SPENCE L. WILSON                                          Mgmt          For                            For
       HARRY W. WITT                                             Mgmt          For                            For

02     TO APPROVE THE REGIONS FINANCIAL CORPORATION              Mgmt          For                            For
       EXECUTIVE BONUS PLAN.

03     TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP            Mgmt          For                            For
       AS REGIONS INDEPENDENT AUDITORS FOR THE YEAR
       2005.




--------------------------------------------------------------------------------------------------------------------------
 REPSOL YPF SA                                                                               Agenda Number:  700711244
--------------------------------------------------------------------------------------------------------------------------
        Security:  E8471S130
    Meeting Type:  OGM
    Meeting Date:  30-May-2005
          Ticker:
            ISIN:  ES0173516115
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, if appropriate, the annual financial             Mgmt          Abstain                        *
       statements, balance sheet, profit and loss
       account and the annual report, and the Management
       report of Repsol YPF, S.A, of the consolidated
       annual financial statements, consolidated balance
       sheet, consolidated profit and loss account
       and the consolidated annual report, and the
       consolidated Management report, for the FYE
       31 DEC 2004 of the proposal of application
       of its earnings and of the Management by the
       Board of Directors during said year

2.     Receive the information to the general shareholders       Mgmt          For                            *
       meeting on the amendments to the regulations
       of the Board of Directors

3.     Amend the Chapter II of the title IV, related             Mgmt          For                            *
       to the Board of Directors, the Article 40 related
       to the Audit, Article 47 related to resolution
       of disputes and the consequent remuneration
       of Article 38 and the consecutives of the Articles
       of Association

4.     Appoint or re-elect the Directors                         Mgmt          For                            *

5.     Appoint the Accounts Auditor of Repsol YPF,               Mgmt          For                            *
       S.A and its consolidated Group

6.     Authorize the Board of Directors for the derivative       Mgmt          For                            *
       acquisition of shares of Repsol YPF, S.A directly
       or through controlled Companies, within a period
       of 18 months from the resolution of the shareholders
       meeting, leaving without effect the authorization
       granted by the ordinary general shareholders
       meeting held on 31 MAR 2004

7.     Authorize the Board of Directors to resolve               Mgmt          Abstain                        *
       the increase of the capital stock, up to the
       maximum amount legally prescribed, with the
       possibility of excluding the preemptive rights,
       leaving without effect the 6th resolution of
       the general shareholders meeting held on 21
       APR 2002

8.     Authorize the Board of Directors to issue debentures,     Mgmt          For                            *
       bonds and any other fixed rate securities of
       analogous nature, simples or exchangeables
       by issued shares of other Companies, as well
       as promissory notes and preference shares,
       and to guarantee the issue of securities by
       the Companies within the group, leaving without
       effect, in the portion not used, the 12th resolution
       of the general shareholders meeting held on
       28 JUN 2000

9.     Grant authority to supplement, develop, execute,          Mgmt          For                            *
       rectify or formalize the resolutions adopted
       by the general shareholders meeting

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       31 MAY 2005. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED.   THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 REYNOLDS AMERICAN INC.                                                                      Agenda Number:  932276935
--------------------------------------------------------------------------------------------------------------------------
        Security:  761713106
    Meeting Type:  Annual
    Meeting Date:  06-May-2005
          Ticker:  RAI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       BETSY S. ATKINS                                           Mgmt          For                            For
       E.V. (RICK) GOINGS                                        Mgmt          For                            For
       NANA MENSAH                                               Mgmt          For                            For
       R.S. (STEVE) MILLER, JR                                   Mgmt          For                            For

02     APPROVAL OF THE REYNOLDS AMERICAN INC. LONG-TERM          Mgmt          For                            For
       INCENTIVE PLAN

03     RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS          Mgmt          For                            For

04     SHAREHOLDER PROPOSAL ON FDA REGULATION AND PHASE-OUT      Shr           Against                        For
       OF CONVENTIONAL CIGARETTES

05     SHAREHOLDER PROPOSAL ON CIGARETTE ADVERTISING             Shr           Against                        For
       ON THE INTERNET

06     SHAREHOLDER PROPOSAL ON NEW YORK  FIRE-SAFE               Shr           Against                        For
       STANDARDS




--------------------------------------------------------------------------------------------------------------------------
 ROTORK PLC                                                                                  Agenda Number:  700681528
--------------------------------------------------------------------------------------------------------------------------
        Security:  G76717126
    Meeting Type:  AGM
    Meeting Date:  22-Apr-2005
          Ticker:
            ISIN:  GB0007506958
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            *
       the accounts and the Auditors  report thereon
       for the YE 31 DEC 2004

2.     Declare a final dividend at the rate of 9.7p              Mgmt          For                            *
       per share on the ordinary share capital of
       the Company for the YE 31 DEC 2004 payable
       on 27 MAY 2005 to the shareholders on the register
       at close of business on 06 MAY 2005

3.     Re-elect Mr. R.H. Arnold as a Director of the             Mgmt          For                            *
       Company

4.     Re-elect Mr. R.E. Slater as a Director of the             Mgmt          For                            *
       Company

5.     Re-elect Mr. R.C. Lockwood as a Director of               Mgmt          For                            *
       the Company

6.     Elect Mr. G.M. Ogden as a Director of the Company         Mgmt          For                            *

7.     Elect Mr. I.G. King as a Director of the Company          Mgmt          For                            *

8.     Re-appoint KPMG Audit PLC as the Company s Auditors       Mgmt          For                            *
       until the conclusion of the next AGM of the
       Company

9.     Authorize the Directors to fix the Auditors               Mgmt          For                            *
       remuneration

10.    Approve the Directors  remuneration report for            Mgmt          For                            *
       the YE 31 DEC 2004 as specified and the Directors
       report and the accounts for the YE 31 DEC 2004

11.    Authorize the Directors, in substitution for              Mgmt          For                            *
       any existing authority and for the purpose
       of Section 80 of the Companies Act 1985  the
       Act , to allot relevant securities  Section
       80(2) of the Act  up to an aggregate nominal
       amount of GBP 22,995,049 ordinary shares of
       5p each;  Authority expires at the conclusion
       of the next AGM of the Company ; and the Directors
       may allot relevant securities after the expiry
       of this authority in pursuance of such an offer
       or agreement made prior to such expiry

S.12   Authorize the Directors, pursuant to Section              Mgmt          For                            *
       95 of the Companies Act 1985  the Act , to
       allot equity securities  Section 94 of the
       Act  for cash pursuant to the authority conferred
       by Resolution 11, disapplying the statutory
       pre-emption rights  Section 89(1) , provided
       that this power is limited to the allotment
       of equity securities: a) in connection with
       any invitation made to the holders of the ordinary
       share; b) up to an aggregate nominal amount
       of GBP 4,299,743 ordinary shares of 5p each;
       Authority expires at the conclusion of the
       next AGM of the Company ; and the Directors
       may allot equity securities after the expiry
       of this authority in pursuance of such an offer
       or agreement made prior to such expiry

S.13   Authorize the Company, subject to the consent             Mgmt          For                            *
       of the holders of 9.1/2% cumulative preference
       shares of GBP 1 each not being withdrawn in
       accordance with the resolution passed by the
       holders thereof on 03 AUG 1995, to make market
       purchases  Section 163(3) of the Companies
       Act 1985  of up to 8,500,000 ordinary shares
       of 5 pence each in the capital of the Company,
       at a minimum price of 5 pence and up to 105%
       of the average middle market quotations for
       such shares derived from the London Stock Exchange
       Daily Official List, over the previous 5 business
       days;  Authority expires the earlier of the
       conclusion of the AGM of the Company in 2006
       or 15 months ; the Company, before the expiry,
       may make a contract to purchase ordinary shares
       which will or may be executed wholly or partly
       after such expiry

S.14   Authorize the Company, subject to the consent             Mgmt          For                            *
       of the holders of 9.1/2% cumulative preference
       shares of GBP 1 each  preference shares  not
       being withdrawn in accordance with the resolution
       passed by the holders thereof on 22 MAY 1998,
       to make market purchases  Section 163(3) of
       the Companies Act 1985  of up to 47,170 preference
       shares, at a minimum price of GBP 1 and the
       maximum price which may be paid for any such
       share is an amount equal to whichever is the
       higher of i) 105% of the average middle market
       quotations for such shares derived from the
       London Stock Exchange Daily Official List,
       over the previous 5 business days on which
       the preference share is contracted to be purchased
       or ii) GBP 1.50;  Authority expires the earlier
       of the conclusion of the AGM of the Company
       in 2006 or 15 months ; the Company, before
       the expiry, may make a contract to purchase
       preference shares which will or may be executed
       wholly or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 ROYAL BANK OF CANADA                                                                        Agenda Number:  932255828
--------------------------------------------------------------------------------------------------------------------------
        Security:  780087102
    Meeting Type:  Annual
    Meeting Date:  25-Feb-2005
          Ticker:  RY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       W.G. BEATTIE                                              Mgmt          For                            For
       G.A. COHON                                                Mgmt          For                            For
       D.T. ELIX                                                 Mgmt          For                            For
       J.T. FERGUSON                                             Mgmt          For                            For
       P. GAUTHIER                                               Mgmt          For                            For
       J. LAMARRE                                                Mgmt          For                            For
       B.C. LOUIE                                                Mgmt          For                            For
       G.M. NIXON                                                Mgmt          For                            For
       D.P. O'BRIEN                                              Mgmt          For                            For
       R.B. PETERSON                                             Mgmt          For                            For
       J.P. REINHARD                                             Mgmt          For                            For
       C.W. SEWELL, JR.                                          Mgmt          For                            For
       K.P. TAYLOR                                               Mgmt          For                            For
       V.L. YOUNG                                                Mgmt          For                            For

02     APPOINTMENT OF AUDITORS                                   Mgmt          For                            For

03     SHAREHOLDER PROPOSAL NO. 1                                Shr           Against                        For

04     SHAREHOLDER PROPOSAL NO. 2                                Shr           Against                        For

05     SHAREHOLDER PROPOSAL NO. 3                                Shr           Against                        For

06     SHAREHOLDER PROPOSAL NO. 4                                Shr           Against                        For

07     SHAREHOLDER PROPOSAL NO. 5                                Shr           Against                        For

08     SHAREHOLDER PROPOSAL NO. 6                                Shr           Against                        For

09     SHAREHOLDER PROPOSAL NO. 7                                Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 ROYAL DUTCH PETROLEUM COMPANY                                                               Agenda Number:  932360706
--------------------------------------------------------------------------------------------------------------------------
        Security:  780257804
    Meeting Type:  Annual
    Meeting Date:  28-Jun-2005
          Ticker:  RD
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

02     ANNUAL ACCOUNTS 2004                                      Mgmt          For                            For

03B    DECLARATION OF THE TOTAL DIVIDEND FOR THE YEAR            Mgmt          For                            For
       2004

04A    DISCHARGE OF THE MANAGING DIRECTORS                       Mgmt          For                            For

4B     DISCHARGE OF THE MEMBERS OF THE SUPERVISORY               Mgmt          For                            For
       BOARD

05     APPOINTMENT OF MR. L.R. RICCIARDI AS A MEMBER             Mgmt          For                            For
       OF THE SUPERVISORY BOARD

06     AUTHORIZATION FOR THE ACQUISITION OF ORDINARY             Mgmt          For                            For
       SHARES

07     CANCELLATION OF THE ORDINARY SHARES HELD BY               Mgmt          For                            For
       THE COMPANY

9B     APPROVAL OF THE IMPLEMENTATION AGREEMENT                  Mgmt          For                            For

10     PROPOSAL TO AMEND THE ARTICLES OF ASSOCIATION             Mgmt          For                            For
       OF THE COMPANY

11A    APPOINTMENT OF MR A.G. JACOBS AS A NON-EXECUTIVE          Mgmt          For                            For
       DIRECTOR

11B    APPOINTMENT OF MS CH. MORIN-POSTEL AS A NON-EXECUTIVE     Mgmt          For                            For
       DIRECTOR

11C    APPOINTMENT OF MR A.A. LOUDON AS A NON-EXECUTIVE          Mgmt          For                            For
       DIRECTOR

11D    APPOINTMENT OF MR L.R. RICCIARDI AS A NON-EXECUTIVE       Mgmt          For                            For
       DIRECTOR

12     ADOPTION OF THE REMUNERATION POLICY FOR THE               Mgmt          For                            For
       BOARD OF DIRECTORS

13     APPROVAL OF AMENDED LONG-TERM INCENTIVE PLAN              Mgmt          For                            For

14     APPROVAL OF AMENDED RESTRICTED SHARE PLAN                 Mgmt          For                            For

15     APPROVAL OF AMENDED DEFERRED BONUS PLAN                   Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SANDVIK AB                                                                                  Agenda Number:  700742376
--------------------------------------------------------------------------------------------------------------------------
        Security:  W74857165
    Meeting Type:  EGM
    Meeting Date:  28-Jun-2005
          Ticker:
            ISIN:  SE0000667891
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN SWEDEN. THANK YOU.

1.     Meeting is opened                                         Non-Voting    No vote

2.     Elect the Chairman of the meeting                         Non-Voting    No vote

3.     Approve the voting list                                   Non-Voting    No vote

4.     Elect one or two minutes-checkers                         Non-Voting    No vote

5.     Approve the agenda                                        Non-Voting    No vote

6.     Approve to determine whether the meeting has              Non-Voting    No vote
       been duly convened

7.a    Approve to reduce the share capital through               Mgmt          For                            *
       redemption and withdrawal of ordinary shares

7.b    Approve the new issue of C-shares                         Mgmt          For                            *

7.c    Approve to reduce the share capital through               Mgmt          For                            *
       redemption of C-shares and transfer to the
       statutory reserve




--------------------------------------------------------------------------------------------------------------------------
 SANOFI-AVENTIS                                                                              Agenda Number:  700619351
--------------------------------------------------------------------------------------------------------------------------
        Security:  F5548N101
    Meeting Type:  EGM
    Meeting Date:  23-Dec-2004
          Ticker:
            ISIN:  FR0000120578
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       23 DEC 2004.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED.  THANK
       YOU

1.     Acknowledge the Amalgamation-Merger Project               Mgmt          For                            *
       of Aventis by Sanofi-Aventis dated 14 OCT 2004,
       under which it is stated that the Aventis shall
       contribute the total of its assets (EUR 41,208,544,876.00), with the corresponding taking-over of all its
       liabilities (EUR 14,099,319,197.00) and approve
       the terms and conditions of this agreement;
       net worth: EUR 27,109,225,679.00; and also
       approve the payment for the contributions according
       to a ratio of exchange of 27 Sanofi-Aventis
       shares against 23 Aventis shares and the operation
       shall be final on 31 DEC 2004; consequently,
       the general meeting decides to increase the
       share capital by EUR 38,245,770.00 to increase
       it from EUR 2,784,562,864.00 to EUR 2,822,808,634.00,
       by the creation of 19,122,885 new fully paid-up
       shares of a par value of EUR 2.00 each, to
       be distributed among the shareholders of the
       acquired Company, with a ratio of exchange
       of 27 Sanofi-Aventis shares against 23 Aventis
       shares, bearing an accruing dividend as decided
       after their issue; the merger surplus of EUR
       508,561,335.00 shall be registered in a merger
       surplus account; the amount of the dividends
       received by Aventis for the Sanofi-Aventis
       shares it holds, which represents EUR 27,894,216.00
       shall be charged to the merger surplus account,
       thus amounting to EUR 536,455,551.00; capital
       loss on transferred shares: EUR 25,277,722,121.00

2.     Authorize the Board of Directors, subject to              Mgmt          For                            *
       the realization of the conditions aimed at
       Article No. 14 of the Amalgamation-Merger Treaty,
       to withdraw from the merger premium all necessary
       amounts in order to: fund the legal reserve:
       10% of the capital existing after the amalgamation-merger, fund the special reserve on long-term capital
       gains: EUR 319,518,918.00; fun other reserves
       and provisions to charge all fees, expenses
       and right resulting from the amalgamation-merger;
       the general meeting also decides to charge
       the capital loss on transferred shares to the
       share premium, thus amounting to EUR 9,863,155,240.00

3.     Approve the substitution of Sanofi-Aventis in             Mgmt          For                            *
       the Aventis commitments relating to the equity
       warrants issued by Aventis; once the merger
       is effective, the Aventis equity warrants shall
       give right to Sanofi-Aventis shares and their
       number shall correspond to the number of Aventis
       shares these equity warrants shall give right
       after the implementation of the ratio of exchange
       of 27 against 23; the general meeting decides
       to relinquish, to the benefit of the equity
       warrant holders, to the pre-emptive right of
       subscription to shares to be issued by Sanofi-Aventis
       in order to increase the share capital for
       a maximum number of 301,986; and approve to
       delegate all powers to the Board of Directors
       to take all necessary measures and accomplish
       all necessary formalities

4.     Approve the substitution of Sanofi-Aventis in             Mgmt          For                            *
       all the obligations resulting from the Aventis
       commitments regarding the holders of the 48,080,289
       options granting the right to the subscribe
       Aventis shares; after the Amalgamation-Merger
       is final, Sanofi-Aventis shares shall be allotted
       to the beneficiaries of options granting the
       right to subscribe Aventis shares; the general
       meeting decides to relinquish, to the benefit
       of the option holders, to the pre-emptive right
       of subscription to shares to be issued by Sanofi-Aventis
       in order to increase the share capital; and
       authorize the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities

5.     Acknowledge that the Amalgamation shall be definitely     Mgmt          For                            *
       realized on 31 DEC 2004, and that consequently,
       Aventis shall be dissolved without liquidation
       on 31 DEC 2004

6.     Amend the Articles of Association as follows:             Mgmt          For                            *
       Article 6 (share capital): the share capital
       is set at EUR 2,822,808,634.00 and is divided
       into 1,411,404,317 fully paid-up shares of
       a par value of EUR 2.00 each

7.     Authorize the Board of Directors to increase              Mgmt          For                            *
       the share capital, by way of issuing, without
       the pre-emptive right of subscription, shares
       giving access to Sanofi-Aventis capital to
       the benefit of the Company s employees, in
       accordance with the legal provisions of Article:
       L.225-138 C and L 443-5 C;  Authority is given
       for a period expiring on 23 AUG 2006 ; authorize
       the Board of Directors to make use of Resolutions
       8 and 10 of the combined general meeting of
       23 JUN 2004 in order to allot to Sanofi-Aventis
       employees free shares or other securities
       giving access to the capital, in addition to
       shares to be subscribed by cash; and authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities;
       the present delegation cancels all previous
       delegations in order to increase Sanofi-Aventis
       capital by way of issuing shares granted to
       employees, without the pre-emptive right of
       subscriptions and it cancels and replaces,
       for its part unused, the delegation given in
       Resolution 11 at the general meeting of 23
       JUN 2004

8.     Grant all powers to the bearer of a copy or               Mgmt          For                            *
       an extract of the minutes of the present in
       order to accomplish all deposits and publications
       which are prescribed by law

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.    Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

       PLEASE NOTE THAT THE MEETING HELD ON 13 DEC               Non-Voting    No vote
       2004 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 23 DEC 2004. PLEASE ALSO NOTE THAT THE NEW
       CUTOFF DATE IS 09 DEC 2004. IF YOU HAVE ALREADY
       SENT YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SANOFI-AVENTIS                                                                              Agenda Number:  700697987
--------------------------------------------------------------------------------------------------------------------------
        Security:  F5548N101
    Meeting Type:  OGM
    Meeting Date:  31-May-2005
          Ticker:
            ISIN:  FR0000120578
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE MEETING HELD ON 18 MAY               Non-Voting    No vote
       2005 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 31 MAY 2005. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE. IF YOU HAVE ALREADY SENT YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.

O.1    Acknowledge the report of the Board of Directors          Mgmt          For                            *
       and the general report of the Auditors and
       approve the financial statements and the balance
       sheet for the year 2004, in the form presented
       to the meeting

O.2    Acknowledge the reports of the Board of Directors         Mgmt          For                            *
       and the Statutory Auditors and approve the
       consolidated financial statements for the said
       FY, in the form presented to the meeting

O.3    Approve the transfer of the amount of EUR 200,000,000.00, Mgmt          For                            *
       pursuant to the Article 39 of the Amended Finance
       Law, posted to the special reserve of long-term
       capital gains to an ordinary reserve account
       and acknowledge that : profits for the FY :
       EUR 2,854,176,549.99; retained earnings : EUR
       158,403,755.79   an extraordinary tax on the
       special reserve on long-term capital gains
       being taken in to account (EUR 4,987,500.00)
       ; distributable profits : EUR 3,012,580,305.78;
       and to appropriate distributable profits as
       follows : global dividend : EUR 1,693,685,180.40,
       carried forward account : EUR 1,318,895,125.38;
       the shareholders will receive a net dividend
       of EUR 1.20 per share payable on 07 JUN 2005

O.4    Acknowledge the special report of the Auditors            Mgmt          For                            *
       on agreements governed by the Article L. 225-38
       and seq. of the French Commercial Code and
       approve the said report and the agreements
       referred to therein

O.5    Approve to renew the term of office of PricewaterhouseCoopersMgmt          For                            *
       Audit as the Statutory Auditors for a period
       of 6 years

O.6    Approve to renew the term of office of Mr. Pierre         Mgmt          For                            *
       Coll as PricewaterhouseCoopers Audit s Deputy
       Auditor for a period of 6 years

O.7    Authorize the Board of Directors, in substitution         Mgmt          For                            *
       for any earlier authority, to trade the Company
       s shares on the stock exchange as per the following
       conditions: maximum purchase price: EUR 90.00;
       global amount to this repurchase program will
       not exceed EUR 12,702,638,858.00 and, maximum
       number of shares to be traded: 10%;  Authority
       expires at the end of 18 months ; and authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

O.8    Approve to end to the delegation granted to               Mgmt          For                            *
       the Board of Directors set forth in resolution
       6 and given by the general meeting of 13 JUN
       2004, in order to issue bonds

O.9    Authorize the Board of Directors, in substitution         Mgmt          Against                        *
       of any earlier authority, to increase the share
       capital, in one or more transactions, in France
       or abroad, by means of a public offering, by
       a maximum nominal amount of EUR 1,400,000,000.00,
       by way of issuing, with the shareholders  preferred
       subscription rights maintained  the preferential
       share excluded , shares or any securities giving
       right to the capital or giving the right to
       a debt security; the nominal maximum amount
       of the capital increases realized in accordance
       with the present resolution and those granted
       by the resolutions 10, 11, 12, 13 14 and 15
       of the present meeting is set at EUR 1,600,000,000.00;
       Authority is given for a period of 26 months
       ; and authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

O.10   Authorize the Board of Directors, in substitution         Mgmt          Against                        *
       of any earlier authority, to increase the share
       capital, in one or more transactions, in France
       or abroad, by a maximum nominal amount of EUR
       840,000,000.00, by way of issuing, without
       the shareholders  preferred subscription rights
       the preferential share excluded , shares or
       any securities giving right to the capital
       or giving the right to the allocation of debt
       securities; the amount shall count against
       the value of the overall ceiling set forth
       in resolution of the present meeting and those
       granted by the resolutions ;  Authority is
       given for a period of 26 months ; and authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

E.11   Authorize the Board of Directors, in substitution         Mgmt          For                            *
       of all and any earlier authority, to increase
       the share capital, in one or more transactions,
       in France or abroad, by a maximum nominal amount
       of EUR 500,000,000.00, by way of capitalizing
       premiums, reserves, profits, premiums or any
       other means provided that such capitalization
       is allowed by law and under the by-laws, to
       be carried out through the issue of bonus shares
       or the raise of par value of existing shares,
       or by utilizing both method simultaneously;
       the amount shall count against the overall
       value set forth in resolution number 9 of the
       present meeting;  Authority is given for a
       period of 26 months ; and authorize the Board
       of Directors to take all necessary measures
       and accomplish all necessary formalities

E.12   Approve that the Board of Directors may decide            Mgmt          Abstain                        *
       to increase the number of securities to be
       issued in the event of a capital increase,
       with or without subscription pre-emptive rights,
       to the same price than the one of the initial
       issue  within the limit of 15% of the initial
       issue ; the nominal amount of the capital increased
       against the overall value set forth in the
       resolution number 9 of the present meeting;
       Authority is given for a period of 26 months

O.13   Authorize the Board of Directors, in substitution         Mgmt          For                            *
       of all and any authority, to increase the share
       capital, in one or more transactions, in favor
       of the Members of one or more of the Company
       Savings Plans of the Group Sanofi-Aventis and
       an amount which shall not exceed 2% of the
       share capital; the nominal maximum amount which
       could be realized according to the present
       delegation, shall count against the overall
       value set forth in the resolution number 9
       of the present meeting;  Authority is given
       for a period of 26 months ; and authorize the
       Board of Directors to take all necessary measures
       and accomplish all necessary formalities

E.14   Authorize the Board of Directors, in substitution         Mgmt          For                            *
       of al and any earlier authorities, to grant,
       in one or more transactions, to employees and
       eventually the officers of the Company or its
       subsidiaries, options giving a right either
       to subscribe for new shares in the Company
       to be issued through a share capital increase,
       or to purchase existing shares repurchased
       by the Company, provided that the options shall
       not give rights to a total number of shares
       which shall not exceed 2.5 of the share capital;
       the nominal maximum amount of the capital increase
       resulting from the exercise of the options
       giving a right to subscribe for shares, in
       accordance with the present delegation, shall
       count against the ceiling set forth in the
       resolution number 9 of the present meeting;
       Authority is given for a period of 26 months
       ; and authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

O.15   Authorize the Board of Directors, to proceed              Mgmt          For                            *
       with the allocations free of charge of the
       Company s existing shares or to be issued
       the preferential shares being excluded , in
       favor of beneficiaries to be chosen from the
       employees and the officers of the Company and
       its subsidiaries, provided that they shall
       not represent more than 1% of the share capital;
       the nominal amount of the capital increases
       which would be realized in accordance with
       the present delegation, shall count against
       the ceiling set forth in the resolution number
       9 of the present meeting;  Authority is given
       for a period of 38 months ; and authorize the
       Board of Directors to take all necessary measures
       and accomplish all necessary formalities

O.16   Authorize the Board of Directors, in substitution         Mgmt          For                            *
       of all and any earlier authorities, to reduce
       the share capital by canceling the Company
       s self detained shares, in connection with
       a Stock Repurchase Plan, provided that the
       total number of shares cancelled in the 24
       months does not exceed 10% of the share capital;
       Authority is given for a period of 26 months
       ; and authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

O.17   Grant all powers to the bearer of a copy or               Mgmt          For                            *
       an extract of the minutes of this meeting in
       order to accomplish all formalities, filings
       and registration prescribed by law

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1




--------------------------------------------------------------------------------------------------------------------------
 SANOMA-WSOY OYJ, HELSINKI                                                                   Agenda Number:  700656260
--------------------------------------------------------------------------------------------------------------------------
        Security:  X75713119
    Meeting Type:  AGM
    Meeting Date:  12-Apr-2005
          Ticker:
            ISIN:  FI0009007694
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       MULTIPLE BENEFICAL OWNER INFORMATION NOTE:                Non-Voting    No vote
       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

1.1    Adopt the accounts                                        Mgmt          For                            *

1.2    Approve a distribution of dividend of EUR 0.80            Mgmt          For                            *
       per share for 2004; shareholders registered
       in the shareholder register maintained by Central
       Securities Depository Ltd at the record date
       for distribution of dividend, 15 APR 2005 are
       entitled to receive dividends; dividends will
       be paid on 22 APR 2005

1.3    Grant discharge from liability                            Mgmt          Against                        *

1.4    Approve the remuneration of the Board Members             Mgmt          Abstain                        *

1.5    Approve the remuneration of the Auditors                  Mgmt          Abstain                        *

1.6    Approve the composition of the Board                      Mgmt          For                            *

1.7    Elect the Auditors                                        Mgmt          For                            *

2.     Approve the Board to decide on increasing share           Mgmt          Against                        *
       capital by rights issue, issuance of a convertible
       capital notes and or option rights

3.     Authorize the Board to decide on acquiring the            Mgmt          For                            *
       Company s own shares




--------------------------------------------------------------------------------------------------------------------------
 SARA LEE CORPORATION                                                                        Agenda Number:  932223009
--------------------------------------------------------------------------------------------------------------------------
        Security:  803111103
    Meeting Type:  Annual
    Meeting Date:  28-Oct-2004
          Ticker:  SLE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       B. BARNES                                                 Mgmt          For                            For
       J.T. BATTENBERG III                                       Mgmt          For                            For
       C. COKER                                                  Mgmt          For                            For
       J. CROWN                                                  Mgmt          For                            For
       W. DAVIS                                                  Mgmt          For                            For
       V. JORDAN, JR.                                            Mgmt          For                            For
       L. KOELLNER                                               Mgmt          For                            For
       C. VAN LEDE                                               Mgmt          For                            For
       J. MANLEY                                                 Mgmt          For                            For
       C. STEVEN MCMILLAN                                        Mgmt          For                            For
       I. PROSSER                                                Mgmt          For                            For
       R. RIDGWAY                                                Mgmt          For                            For
       R. THOMAS                                                 Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS Mgmt          For                            For
       LLP AS SARA LEE S INDEPENDENT AUDITORS FOR
       FISCAL 2005.

03     TO VOTE ON A STOCKHOLDER PROPOSAL REGARDING               Shr           Against                        For
       CHARITABLE CONTRIBUTIONS.




--------------------------------------------------------------------------------------------------------------------------
 SBC COMMUNICATIONS INC.                                                                     Agenda Number:  932269675
--------------------------------------------------------------------------------------------------------------------------
        Security:  78387G103
    Meeting Type:  Annual
    Meeting Date:  29-Apr-2005
          Ticker:  SBC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       GILBERT F. AMELIO                                         Mgmt          For                            For
       AUGUST A. BUSCH III                                       Mgmt          For                            For
       MARTIN K. EBY, JR.                                        Mgmt          For                            For
       JAMES A. HENDERSON                                        Mgmt          For                            For
       CHARLES F. KNIGHT                                         Mgmt          For                            For
       LYNN M. MARTIN                                            Mgmt          For                            For
       JOHN B. MCCOY                                             Mgmt          For                            For
       MARY S. METZ                                              Mgmt          For                            For
       TONI REMBE                                                Mgmt          For                            For
       S. DONLEY RITCHEY                                         Mgmt          For                            For
       JOYCE M. ROCHE                                            Mgmt          For                            For
       LAURA D'ANDREA TYSON                                      Mgmt          For                            For
       PATRICIA P. UPTON                                         Mgmt          For                            For
       EDWARD E. WHITACRE, JR                                    Mgmt          For                            For

02     APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS           Mgmt          For                            For

03     APPROVAL OF STOCK PURCHASE AND DEFERRAL PLAN              Mgmt          For                            For

04     STOCKHOLDER PROPOSAL A                                    Shr           Against                        For

05     STOCKHOLDER PROPOSAL B                                    Shr           Against                        For

06     STOCKHOLDER PROPOSAL C                                    Shr           Against                        For

07     STOCKHOLDER PROPOSAL D                                    Shr           For                            Against




--------------------------------------------------------------------------------------------------------------------------
 SBM OFFSHORE NV                                                                             Agenda Number:  700714290
--------------------------------------------------------------------------------------------------------------------------
        Security:  N44062128
    Meeting Type:  AGM
    Meeting Date:  20-May-2005
          Ticker:
            ISIN:  NL0000360584
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening                                                   Non-Voting    No vote

2.a    Approve the annual report of the Management               Mgmt          For                            *
       Board on the FY 2004

2.b    Approve the preliminary advice of the Supervisory         Mgmt          For                            *
       Board

2.c    Adopt the annual accounts 2004                            Mgmt          For                            *

3.     Approve to determine the profit appropriation             Mgmt          For                            *
       including determination of dividend  and authorize
       the Management Board to determine the ratio
       with regard to the stock dividend

4.a    Grant discharge to the Management Board                   Mgmt          Abstain                        *

4.b    Grant discharge to the Supervisory Board                  Mgmt          Abstain                        *

5.     Corporate governance                                      Mgmt          For                            *

6.     Approve the remuneration of the Management Board          Mgmt          For                            *

7.     Grant authority to redeem own shares                      Mgmt          For                            *

8.a    Grant authority to issue new ordinary shares              Mgmt          Against                        *

8.b    Grant authority to restrict or withdraw the               Mgmt          Against                        *
       preferential right of shareholders when new
       ordinary shares are issued

9.     Appoint Mr. R. Van Gelder to the Supervisory              Mgmt          For                            *
       Board

10.    Any other business                                        Other         For                            *

11.    Closing                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 SCHIBSTED ASA                                                                               Agenda Number:  700694448
--------------------------------------------------------------------------------------------------------------------------
        Security:  R75677105
    Meeting Type:  AGM
    Meeting Date:  02-May-2005
          Ticker:
            ISIN:  NO0003028904
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

1.     Elect the Chairman of the AGM                             Mgmt          For                            *

2.     Approve the notice and agenda for the AGM                 Mgmt          For                            *

3.     Elect 2 representatives to countersign the AGM            Mgmt          For                            *
       minutes together with the Chairman of the AGM

4.     Approve the annual account of 2004 for Schibstad          Mgmt          For                            *
       ASA and Schibstad Group including the report
       from the Board of Directos for the year 2004

5.     Approve the dividend of NOK 3.25 per share excluding      Mgmt          For                            *
       shares held by the Company

6.     Approve the Auditor s remuneration of NOK 708.000         Mgmt          For                            *

7.     Authorize the Board to acquire Company shares             Mgmt          For                            *
       until the AGM in 2006

8.     Approve the Election Committee s review of its            Mgmt          For                            *
       work in the period 2004-2005

9.     Amend Section 8, subsection 2 and second sentence         Mgmt          For                            *
       of the Articles of Association

10.    Elect the Board Members and the Deputies                  Mgmt          For                            *

11.    Approve the Election Committee s for the Board            Mgmt          For                            *
       remuneration for the period of 2005-2006

12.    Elect the Deputy to the Election Committee                Mgmt          For                            *

13.    Approve the remuneration for the Members and              Mgmt          For                            *
       the Deputy of the Election Committee




--------------------------------------------------------------------------------------------------------------------------
 SCMP GROUP LTD                                                                              Agenda Number:  700601253
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7867B105
    Meeting Type:  SGM
    Meeting Date:  28-Oct-2004
          Ticker:
            ISIN:  BMG7867B1054
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and ratify the conditional sale and               Mgmt          For                            *
       purchase agreement dated 13 SEP 2004 entered
       in to between SCMP retailing (HK) Limited
       the  Vendor  , a wholly subsidiary owner of
       SCMP and the Diary farm Company Limited  the
       Purchaser    the  Agreement   and authorize
       the Directors of SCMP to exercise al such powers
       and to do all such acts and things as they
       may consider desirable, necessary or appropriate
       to implement or to give effect to the terms
       of the Agreement and the transactions contemplated
       there under  including without limitation,
       exercising or enforcing any right there under
       and to make and agree to such variations,
       amendments or modifications  if any  to the
       terms of the Agreement and the transaction
       contemplated therein as they may consider to
       be desirable, necessary or appropriate in the
       interest of SCMP




--------------------------------------------------------------------------------------------------------------------------
 SCOTTISH AND SOUTHERN ENERGY PLC                                                            Agenda Number:  700564328
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7885V109
    Meeting Type:  AGM
    Meeting Date:  29-Jul-2004
          Ticker:
            ISIN:  GB0007908733
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the accounts and the reports of the               Mgmt          For                            *
       Directors and the Auditors for the FYE 31 MAR
       2004

2.     Approve the remuneration report for the FY 31             Mgmt          For                            *
       MAR 2004

3.     Declare a final dividend for the YE 31 MAR 2004           Mgmt          For                            *
       of 26.4 pence per ordinary share

4.     Re-elect Mr. Kevin Smith as a Director of the             Mgmt          For                            *
       Company

5.     Re-elect Mr. Henry Casley as a Director of the            Mgmt          For                            *
       Company

6.     Re-elect Mr. Ian Marchant as a Director of the            Mgmt          For                            *
       Company

7.     Elect Mr. Allstair Phillips-Davies as a Director          Mgmt          For                            *
       of the Company

8.     Appoint KPMG Audit PLC as the Auditors of the             Mgmt          For                            *
       Company to hold office until the conclusion
       of the next general meeting at which the accounts
       are laid before the Company

9.     Authorize the Directors to fix the Auditors               Mgmt          For                            *
       remuneration

10.    Authorize the Directors, in substitution for              Mgmt          For                            *
       the purpose of Section 80 of the Companies
       Act 1985, to allot relevant securities  Section
       80(2)  up to an aggregate nominal amount of
       GBP142,917,261;  Authority expires at the conclusion
       of the next AGM of the Company ; and the Directors
       may allot relevant securities after the expiry
       of this authority in pursuance of such an offer
       or agreement made prior to such expiry

S.11   Authorize the Directors, subject to the passing           Mgmt          For                            *
       of Resolution 10 and pursuant to Section 95
       of the Companies Act 1985, to allot equity
       securities  Section 94  wholly for cash pursuant
       to the authority conferred by Resolution 10,
       disapplying the statutory pre-emption rights
       Section 89(1) , provided that this power is
       limited to the allotment of equity securities:
       a) in connection with a rights issue in favor
       of ordinary shareholders; b) up to an aggregate
       nominal amount of GBP 21,436,740;  Authority
       expires at the conclusion of the next AGM of
       the Company ; and the Directors may allot equity
       securities after the expiry of this authority
       in pursuance of such an offer or agreement
       made prior to such expiry

S.12   Authorize the Company, pursuant to Article 12             Mgmt          For                            *
       of the Articles of Association and for the
       purpose of Section 166 of the Companies Act
       1985, to make market purchases  Section 163(3)
       of up to 85,746,962  10% of the Company s
       issued ordinary share capital  ordinary shares
       of 50p each in the capital of the Company,
       at a minimum price 50p per share  exclusive
       of expenses  and not more than 5% above the
       average middle market quotations for such shares
       derived from the London Stock Exchange Daily
       Official List, over the previous 5 business
       days;  Authority expires the earlier of the
       conclusion of the next AGM of the Company or
       15 months ; the Company, before the expiry,
       may make a contract to purchase ordinary shares
       which will or may be executed wholly or partly
       after such expiry

S.13   Amend the Articles 8(A), 50(B), 59, 69, 123(D)            Mgmt          For                            *
       of the Articles of Association of the Company

14.    Authorize the Directors to amend the trust deed           Mgmt          For                            *
       and the rules of the Scottish and Southern
       Energy Employee Share ownership Plan; and the
       rules of Scottish and Southern Energy PLC 2001
       Sharesave Scheme

S.15   Amend the Article 51 of the Articles of Association       Mgmt          For                            *
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 SCOTTISH POWER PLC                                                                          Agenda Number:  700560736
--------------------------------------------------------------------------------------------------------------------------
        Security:  G79314129
    Meeting Type:  AGM
    Meeting Date:  23-Jul-2004
          Ticker:
            ISIN:  GB0006900707
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual report and the accounts for            Mgmt          For                            *
       the YE 31 MAR 2004

2.     Approve the remuneration report included in               Mgmt          For                            *
       the annual report and the accounts for the
       YE 31 MAR 2004

3.     Elect Mr. Vicky Bailey as a Director                      Mgmt          For                            *

4.     Elect Mr. Philip Carroll as a Director                    Mgmt          For                            *

5.     Elect Mr. Judi Johansen as a Director                     Mgmt          For                            *

6.     Elect Mr. Simon Lowth as a Director                       Mgmt          For                            *

7.     Elect Mr. Nancy Wilgenbusch as a Director                 Mgmt          For                            *

8.     Re-elect Mr. Euan Baird as a Director                     Mgmt          For                            *

9.     Re-elect Mr. Ian Russell as a Director                    Mgmt          For                            *

10.    Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Company s Auditors until the next AGM and authorize
       the Directors to set the remuneration of the
       Auditors

11.    Authorize the Company to make donations to EU             Mgmt          For                            *
       political organizations and to incur EU political
       expenditure not exceeding GBP 100,000 in total
       during the period ending on 23 JUL 2005 or,
       if earlier, on the date of the Company s AGM
       in 2005

S.12   Authorize the Directors, pursuant to Section              Mgmt          For                            *
       95 of the Companies Act 1985, to allot equity
       securities  Section 94(2) of the Act  for cash
       relying on the authority given by shareholders
       on 28 JUL 2000, disapplying the statutory pre-emption
       rights  Section 89(1) of the Act , provided
       that this power is limited: a) to the allotment
       of equity securities in connection with a rights
       issue or other offer or invitation in favor
       of the holders of ordinary shares; b) up to
       an aggregate nominal amount of GBP 46,499,936;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or 23 JUL 2005
       ; and the Company may make an offer or agreement
       which would or might require equity securities
       to be allotted after the power conferred by
       this resolution ends and the Directors may
       allot equity securities under such an offer
       or agreement as if this power had not ended

S.13   Authorize the Company, to make market purchases           Mgmt          For                            *
       Section 163(3) of the Companies Act 1985
       of up to 185,999,745 ordinary shares of 50p
       each, at a minimum price of 50p and not more
       than 5% above the average market value for
       such shares derived from the London Stock Exchange
       Daily Official List, over the previous 5 business
       days;  Authority expires the earlier of the
       conclusion of the next AGM of the Company or
       23 JUL 2005 ; the Company may make a contract
       before the authority ends to purchase ordinary
       shares where the purchase would or might be
       executed wholly or partly after the authority
       ends

S.14   Amend the Articles of Association, by deleting            Mgmt          For                            *
       the definitions of  Crest Member ,  ScottishPower
       UK ,  Special Share  and  Special Shareholder
       in Article 2; by deleting the words in Article
       51.(A) and replacing with new word; by deleting
       Article 7; by deleting the last sentence of
       Article 8.(B); by deleting Article 51; by the
       addition of few words as the second sentence
       of Article 81.(D); by replacing the words in
       brackets in the first sentence of Article 139.(C);
       by adding words in the second sentence of Article
       139.(C); by deleting the word in the final
       sentence of Article 139.(C); and by deleting
       some words, together with the corresponding
       Article reference in each case, in the index




--------------------------------------------------------------------------------------------------------------------------
 SECO TOOLS AB                                                                               Agenda Number:  700675107
--------------------------------------------------------------------------------------------------------------------------
        Security:  W7903Y111
    Meeting Type:  AGM
    Meeting Date:  02-May-2005
          Ticker:
            ISIN:  SE0000118838
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN SWEDEN. THANK YOU.

1.     Elect Mr. Gunnar Bjorklund as the Chairman of             Mgmt          For                            *
       the AGM

2.     Approve the list of shareholder entitle to vote           Mgmt          For                            *
       at the meeting

3.     Approve the agenda                                        Mgmt          For                            *

4.     Approve the address by the President                      Mgmt          For                            *

5.     Approve the list of shareholders entitle to               Mgmt          For                            *
       vote

6.     Elect the minute-checkers                                 Mgmt          For                            *

7.     Approve to determine whether the meeting has              Mgmt          For                            *
       been duly convened

8.     Receive the annual report and Auditors  report            Mgmt          For                            *
       and the consolidated financial statements and
       consolidated Auditors  report

9.     Adopt the income statement and balance sheet              Mgmt          For                            *
       and the consolidated income statement and consolidated
       balance sheet

10.    Grant discharge to the Members of the Board               Mgmt          For                            *
       of Directors and to the President from the
       liability for the FY

11.    Approve the disposition of the Company s profits          Mgmt          For                            *
       shown in the balance sheet adopted by the meeting
       and decision on the record date; the Board
       proposes a dividend of SEK 15.00 per share
       for fiscal 2004

12.    Approve the number of Board Members to be eight           Mgmt          For                            *
       and no deputies

13.    Approve the remuneration for the Board and the            Mgmt          For                            *
       Auditors; the fee to be paid to the Board will
       amount to SEK 1,200,000 of which SEK 300,000
       will be paid to the Chairman of the Board and
       the remuneration to the Auditors to be paid
       in accordance with the current invoicing

14.    Re-elect Messrs Gunnar Bjorklund, Magnus Brandes,         Mgmt          For                            *
       Stefan Erneholm, Jan Erik Forsgren, Anders
       Ilstam and Carina Malmgren as the Board Members;
       elect Messrs Carl-Erik Ridderstrale and Kai
       Warn as the new Board Members; and elect Mr.
       Gunnar Bjorkhund as the Chairman of the Board

15.    PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           For                            *
       PROPOSAL: Approve that a representative of
       each of the four largest shareholders shall,
       together with the Board Chairman, constitute
       the Nomination Committee for the period up
       to the next AGM; the Board Chairman shall be
       responsible for convening the Committee




--------------------------------------------------------------------------------------------------------------------------
 SHANGHAI FORTE LAND CO LTD                                                                  Agenda Number:  700713363
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7683C105
    Meeting Type:  AGM
    Meeting Date:  15-Jun-2005
          Ticker:
            ISIN:  CN0001642502
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Board of Directors              Mgmt          For                            *
       the Board  of the Company for the YE 31 DEC
       2004

2.     Approve the report of the Supervisory Committee           Mgmt          For                            *
       of the Company for the YE 31 DEC 2004

3.     Approve the audited financial statements and              Mgmt          For                            *
       the report of the Auditors for the YE 31 DEC
       2004

4.     Declare a final dividend for the YE 31 DEC 2004           Mgmt          For                            *
       of CNY 0.06 per share

5.     Re-appoint Ernst & Houng  Hong Kong Certified             Mgmt          For                            *
       Public Accountants  and Ernst & Young Hua Ming
       China Certified Public Accountants  as the
       international Auditors and the PRC Auditors
       of the Company respectively and authorize the
       Board to fix their remuneration

6.     Authorize the Board to decide matters relating            Mgmt          For                            *
       to the payment of interim dividend for the
       6 months ending 30 JUN 2005

7.a    Re-appoint Mr. Guo Guangchang as the Company              Mgmt          For                            *
       s Executive Director and authorize the Board
       to fix their remuneration

7.b    Re-appoint Mr. Fan Wei as the Company s Executive         Mgmt          For                            *
       Director and authorize the Board to fix their
       remuneration

7.c    Re-appoint Mr. Ding Guoqi as the Company s Executive      Mgmt          For                            *
       Director and authorize the Board to fix their
       remuneration

7.d    Re-appoint Mr. Feng Xiekun as the Company s               Mgmt          For                            *
       Non-Executive Director and authorize the Board
       to fix their remuneration

7.e    Re-appoint Mr. Charles Nicholas Brooke as the             Mgmt          For                            *
       Company s independent Non-executive Director
       and authorize the Board to fix their remuneration

7.f    Re-appoint Mr. Zhang Hongming as the Company              Mgmt          For                            *
       s independent Non-executive Director and authorize
       the Board to fix their remuneration

7.g    Re-appoint Mr. Chen Yingjie as the Company s              Mgmt          For                            *
       independent Non-executive Director and authorize
       the Board to fix their remuneration

7.h    Re-appoint Mr. Wang Meijuan as the Company s              Mgmt          For                            *
       independent Non-executive Director and authorize
       the Board to fix their remuneration

8.a    Re-appoint Mr. Zhang Guazheng as the Company              Mgmt          For                            *
       s Supervisor

8.b    Re-appoint Mr. Sun Wenqiu as the Company s Supervisor     Mgmt          For                            *

8.c    Re-appoint Mr. Liu Zhangxi as the Company s               Mgmt          For                            *
       Supervisor

S.9.   Approve to grant a general mandate to the Board,          Mgmt          Against                        *
       in accordance with the Company Law of the People
       s Republic of China  PRC  and The Rules Governing
       the Listing of Securities on The Stock Exchange
       of Hong Limited  Stock Exchange  and from the
       China Securities Regulatory Commission, to
       allot, issue and deal with additional shares
       in the capital of the Company, whether domestic
       shares or H shares, and to make or grant offers,
       agreements, and options during the relevant
       period, up to the aggregate nominal amount
       of shares or H shares issued and dealt with
       by the Board pursuant to such mandate, does
       not exceed 20% of the aggregate nominal amount
       of the domestic shares in issue; and 20% of
       the aggregate nominal amount of H shares in
       issue; in each case as the date of this resolution;
       and the Board be authorized resolving the issue
       shares a) approve execute and do or procure
       to be executed and done, all such documents,
       deeds and things as it may consider necessary
       in connection with the issue of new shares,
       including without limitation , the class and
       number of shares to be issue, the issue price,
       the period of issue and the number of new shares
       to be issued to existing shareholder  if any
       ; b) to determine the use of proceeds and to
       make all necessary filings and registrations
       with the relevant PRC, Hong Kong and other
       authorities; and c) to increase the registered
       capital of the Company in accordance with the
       actual increase of capital by issuing shares
       pursuant to this resolution and to make such
       amendments to the Articles of Association of
       the Company  Articles of Association  as to
       reflect the increase in the registered capital
       of the Company for the purposes of this resolution;
       domestic shares means ordinary shares in the
       capital of the Company, with a nominal value
       of RMB 0.20 each, which are subscribed for
       and credited as fully paid up in Renminbl by
       PRC nationals and/or PRC Incorporated entities;
       H shares means the overseas-listed foreign
       shares in the ordinary share capital of the
       Company, with a nominal value of RMB 0.20 each,
       which are subscribed for an traded in HKD;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the 12-month period following the passing
       of this resolution

S.10   Amend the Article 21 of the Articles of Association       Mgmt          For                            *
       conditional upon the approval granted by the
       Ministryof Commerce for the acquisition of
       a total of 614,378,450 domestic shares

S.11   Authorize the Board to amend the Articles of              Mgmt          For                            *
       Association as appropriate and to do all such
       things as necessary in respect of such amendments
       pursuant to the requirements  if any  of the
       relevant PRC authorities or under the rules
       of any stock exchange on which any securities
       of the Company are listed




--------------------------------------------------------------------------------------------------------------------------
 SHANGRI-LA ASIA LTD                                                                         Agenda Number:  700709580
--------------------------------------------------------------------------------------------------------------------------
        Security:  G8063F106
    Meeting Type:  AGM
    Meeting Date:  26-May-2005
          Ticker:
            ISIN:  BMG8063F1068
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited accounts and the reports              Mgmt          For                            *
       of the Directors and the Auditors for the YE
       31 DEC 2004

2.     Declare a final dividend for the YE 31 DEC 2004           Mgmt          For                            *

3.i    Re-elect Mr. Alexander Reid Hamilton as a Director        Mgmt          For                            *

3.ii   Re-elect Mr. Lee Yong Sun as a Director                   Mgmt          For                            *

3.iii  Re-elect Mr. Tow Heng Tan as a Director                   Mgmt          For                            *

3.iv   Re-elect Mr. Ye Longfei as a Director                     Mgmt          For                            *

4.     Approve to fix the Directors  fees  including             Mgmt          For                            *
       the fees payable to the Members of the Audit
       and Remuneration Committees

5.     Re-appoint Messrs. PricewaterhouseCoopers as              Mgmt          For                            *
       the Auditors and authorize the Directors of
       the Company to fix their remuneration

6.A    Authorize the Directors of the Company, during            Mgmt          Against                        *
       or after the end of the relevant period to
       make or grant offers, agreements and options
       which would or might require the exercise of
       such powers; the aggregate nominal amount of
       share capital allotted or agreed conditionally
       or unconditionally to be allotted  whether
       pursuant to an option or otherwise  by the
       Directors of the Company pursuant to the approval
       as specified, otherwise than pursuant to: i)
       a rights issue  as specified , ii) the exercise
       of any option under any Share Option Scheme
       or similar arrangement for the grant or issue
       to option holders of shares in the Company,
       iii) any scrip dividend scheme or similar arrangement
       providing for the allotment of shares in lieu
       of the whole or part of a dividend on shares
       of the Company in accordance with the Bye-Laws
       of the Company, iv) the exercise of any conversion
       rights attaching to the Zero Coupon Guaranteed
       Convertible Bonds due 2009 issued by Shangri-La
       Finance Limited, and v) any specific authority,
       shall not exceed 20% of the aggregate nominal
       amount of the share capital of the Company
       in issue as at the date of the passing of this
       resolution and the said approval shall be limited
       accordingly;  Authority expires the earlier
       of earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM of the Company is
       required by the Bye-Laws of the Company or
       any applicable laws of Bermuda to be held

6.B    Authorize the Directors of the Company, during            Mgmt          For                            *
       the relevant period  as specified  of all powers
       of the Company to repurchase its own shares
       on The Stock Exchange of Hong Kong Limited
       the HKSE  or on any other stock exchange on
       which the shares of the Company may be listed
       and recognized by the Securities and Futures
       Commission of Hong Kong and the HKSE for this
       purpose or on the Singapore Exchange Securities
       Trading Limited, subject to and in accordance
       with all applicable laws and the requirements
       of the Rules Governing the Listing of Securities
       on the HKSE or that or any other stock exchange
       as amended from time to time  as the case may
       be ; the aggregate nominal amount of shares
       of the Company repurchased by the Company shall
       not exceed 10% of the aggregate nominal amount
       of the share capital of the Company in issue
       as at the date of the passing of this resolution
       and the authority pursuant to paragraph (a)
       above shall be limited accordingly;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM of the
       Company is required by the Bye-Laws of the
       Company or any applicable laws of Bermuda to
       be held

6.C    Authorize the Directors of the Company, conditional       Mgmt          For                            *
       upon the passing of Resolution No. 6.B, and
       for the time being in force to exercise the
       powers of the Company, to allot shares be and
       is hereby extended by the addition to the aggregate
       nominal amount of the share capital which may
       be allotted or agreed conditionally or unconditionally
       to be allotted by the Directors of the Company
       pursuant to such general mandate of an amount
       representing the aggregate nominal amount of
       the share capital of the Company repurchased
       by the Company under the authority granted
       by the Resolution No. 6.B, provided that such
       amount shall not exceed 10% of the aggregate
       nominal amount of the share capital of the
       Company in issue as at the date of the passing
       of this resolution

S.7    Amend the Bye-Laws of the Company adopted on              Mgmt          For                            *
       25 MAY 1993 and amended up to 25 May 2004 as
       follows: a) by adding the specified new Bye-Law
       70A immediately after Bye-Law 70; b) by deleting
       the existing Bye-Law 99 and replacing it with
       the specified one; c) by adding the specified
       Paragraph immediately after the Bye-Law 100(iii)
       and re-numbering the Bye-Law 100(iv) as Bye-Law
       100(v); d) by deleting the existing Bye-Law
       182 (ii) and its side-note in their entirety
       and replacing them with the specified one




--------------------------------------------------------------------------------------------------------------------------
 SHELL TRANS & TRADING PLC                                                                   Agenda Number:  700732010
--------------------------------------------------------------------------------------------------------------------------
        Security:  822703104
    Meeting Type:  OGM
    Meeting Date:  28-Jun-2005
          Ticker:
            ISIN:  GB0008034141
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the Company s annual accounts for the               Mgmt          For                            *
       FYE 31 DEC 2004 together with the last Directors
       report and the Auditors  report on those accounts
       and the auditable part of the remuneration
       report

2.     Approve the remuneration report for the YE 31             Mgmt          For                            *
       DEC 2004

3.     Elect Mr. Peter Voser as a Director                       Mgmt          For                            *

4.     Re-elect Sir Peter Job as a Director retiring             Mgmt          For                            *
       by rotation

5.     Re-elect Mr. Lord Oxburgh as a Director retiring          Mgmt          For                            *
       by virtue of age

6.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Auditors of the Company

7.     Authorize the Board to settle the remuneration            Mgmt          For                            *
       of the Auditors of the Company

S.8    Authorize the Company, to make market purchases           Mgmt          For                            *
       as specified in Section 163 of the Companies
       Act 1985  of up to 480,000,000 ordinary shares
       of 25p each in the capital of the Company,
       at a minimum price of 25p and not more than
       5% above the average of the middle market quotations
       for such shares derived from the London Stock
       Exchange Daily Official List, for the 5 business
       days preceding the date of purchase;  Authority
       expires the earlier of the conclusion of the
       AGM of the Company in 2006 or 30 JUN 2006 ;
       the Company, before the expiry, may make a
       contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry

9.     Approve the Long-Term Incentive Plan  LLTP                Mgmt          For                            *
       to be constituted by the draft rules produced
       to the meeting  and, for the purpose of identification,
       initialed by the Chairman   subject to such
       modification as the Directors may consider
       necessary or desirable to take account of any
       applicable statutory or regulatory requirements
       or prevailing practice  and that subject to
       the requisite majority of shareholders of Royal
       Dutch Petroleum Company the LTIP, authorize
       the Directors to take all the actions that
       they consider necessary, desirable or expedient
       (1) to implement and establish the LTIP and
       (2) to implement and establish further Plans
       based on the LTIP modified to take account
       of local tax, exchange controls or Securities
       Laws in overseas territories, provided that
       any shares made available under such further
       Plans are treated as counting against any limits
       on individual or overall participation under
       the LTIP

10.    Approve the Deferred Bonus Plan  DBP  to be               Mgmt          For                            *
       constituted by the draft rules produced to
       the meeting  and, for the purpose of identification,
       initialed by the Chairman   subject to such
       modification as the Directors may consider
       necessary or desirable to take account of any
       applicable statutory or regulatory requirements
       or prevailing practice  and that subject to
       the requisite majority of shareholders of Royal
       Dutch Petroleum Company the DBP, authorize
       the Directors to take all the actions that
       they consider necessary, desirable or expedient
       (1) to implement and establish the DBP and
       (2) to implement and establish further Plans
       based on the DBP modified to take account of
       local tax, exchange controls or Securities
       Laws in overseas territories, provided that
       any shares made available under such further
       Plans are treated as counting against any limits
       on individual or overall participation under
       the DBP

11.    Approve the Restricted Share Plan  RSP  to be             Mgmt          For                            *
       constituted by the draft rules produced to
       the meeting  and, for the purpose of identification,
       initialed by the Chairman   subject to such
       modification as the Directors may consider
       necessary or desirable to take account of any
       applicable statutory or regulatory requirements
       or prevailing practice  and that subject to
       the requisite majority of shareholders of Royal
       Dutch Petroleum Company the RSP, authorize
       the Directors to take all the actions that
       they consider necessary, desirable or expedient
       (1) to implement and establish the RSP and
       (2) to implement and establish further Plans
       based on the RSP modified to take account of
       local tax, exchange controls or Securities
       Laws in overseas territories, provided that
       any shares made available under such further
       Plans are treated as counting against any limits
       on individual or overall participation under
       the RSP




--------------------------------------------------------------------------------------------------------------------------
 SHELL TRANS & TRADING PLC                                                                   Agenda Number:  700728617
--------------------------------------------------------------------------------------------------------------------------
        Security:  822703104
    Meeting Type:  CRT
    Meeting Date:  28-Jun-2005
          Ticker:
            ISIN:  GB0008034141
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve a scheme of arrangement pursuant to               Mgmt          For                            *
       Section 425 of the Companies Act 1985 proposed
       to be made between the   Shell  Transport and
       Trading Company, Plc  the  Company   and the
       holders of the Scheme Shares




--------------------------------------------------------------------------------------------------------------------------
 SHELL TRANS & TRADING PLC                                                                   Agenda Number:  700728922
--------------------------------------------------------------------------------------------------------------------------
        Security:  822703104
    Meeting Type:  EGM
    Meeting Date:  28-Jun-2005
          Ticker:
            ISIN:  GB0008034141
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve the capital of the Company be reduced             Mgmt          For                            *
       by cancelling and extinguishing all the first
       preference shares of GBP 1 each in the capital
       of the Company  the First Preference Shares
       , in consideration for which there shall be
       repaid to the holders of such first preference
       shares, whose names appear on the register
       of members as such at the dose of business
       on the day preceding the effective date of
       the said reduction of capital, an amount per
       first preference share calculated as the aggregate
       of the capital paid up on such share together
       with: (A) a premium being the amount, if any,
       of the excess over the capital paid up thereon
       of the average of the means of the daily quotations
       of such share published in the Stock Exchange
       Daily Official List during the 6 months immediately
       preceding the relevant date  the relevant date
       being the date determined in accordance with
       Article 5(3) of the Articles of Association
       of the Company  after deducting from the mean
       on each day an amount equal to all unpaid arrears
       of the fixed dividend thereon  whether earned
       or declared or not  down to the last preceding
       dividend payment date referred to in Article
       4(1) of the Articles of Association of the
       Company  save that in respect of any day during
       the 6 months immediately preceding the relevant
       date for which no quotations for such share
       were published in the Stock Exchange Daily
       Official List, there shall, for the purposes
       of this calculation, be substituted the price
       quoted by datastream, an information service
       provided by Thomson Financial, in respect of
       that day); and (B) the fixed dividend thereon
       down to the date of the repayment of the capital

S.2    Approve that, conditional on the passing of               Mgmt          For                            *
       Resolution 1 above, that the capital of the
       Company be reduced by cancelling and extinguishing
       all the second preference shares of GBP 1 each
       in the capital of the Company  the second preference
       shares , in consideration for which there shall
       be repaid to the holders of such second preference
       shares, whose names appear on the register
       of members as such at the close of business
       on the day preceding the effective date of
       the said reduction of capital, an amount per
       second preference share calculated as the aggregate
       of the capital paid up on such share together
       with: (A) a premium being the amount, if any,
       of the excess over the capital paid up thereon
       of the average of the means of the daily quotations
       of such share published in the Stock Exchange
       Daily Official List during the 6 months immediately
       preceding the relevant date  the relevant date
       being the date determined in accordance with.
       Article 5(3) of the Articles of Association
       of the Company  after deducting from the mean
       oil each day an amount equal to all unpaid
       arrears of the fixed dividend thereon  whether
       earned or declared or not  down to the last
       preceding dividend payment date referred to
       in Article 4(1) of the Articles of Association
       of the Company; and (B) the fixed dividend
       thereon down to the date of the repayment of
       the capital

S.3    Approve the modification, the addition or the             Mgmt          For                            *
       condition subject to the Scheme of arrangement
       dated 19 MAY 2005 between the Company and the
       holders of Scheme shares  as specified in the
       Scheme of arrangement , in its original form
       or imposed by the High Court  the Scheme ,
       and authorize the Directors of the Company
       to take all such action as they consider necessary
       or appropriate for carrying the Scheme into
       effect; for the purpose of giving effect to
       the Scheme in its original form or imposed
       by the High Court, the issued share capital
       of the Company be reduced by cancelling and
       extinguishing all the Scheme shares; approve
       the forthwith and the contingent reduction
       of the capital set out in this resolution above
       taking effect: A) the authorized share capital
       of the Company shall be increased by: i) the
       creation of such number of ordinary shares
       of 25 pence each as shall be equal to the aggregate
       number of Scheme shares cancelled pursuant
       to this resolution above less one; and (ii)
       amend the creation of 1 dividend access share
       of 25 pence having the rights attaching to
       it as set out in the Articles of Association
       of the Company in accordance with this resolution
       the Dividend Access Share ; and B) the Company
       shall apply the reserve arising as a result
       of the cancellation of the Scheme Shares in
       paying up in full at par: i) the ordinary shares
       of 25 pence each created pursuant to this resolution
       i) above and such ordinary shares be allotted
       and issued, credited as fully paid and free
       from all liens, charges, encumbrances, rights
       of pre-emption or any other third party rights
       of any nature whatsoever, to Royal Dutch Shell
       and/or its nominee(s); and ii) the dividend
       access share and such dividend access share
       shall be allotted and issued, credited as fully
       paid and free from all liens, charges, encumbrances,
       rights of pre-emption or any other third party
       rights of any nature whatsoever, to Hill Samuel
       Offshore Trust Company Limited in its capacity,
       as Trustee of the dividend access Trust; and
       authorize the Directors of the Company, pursuant
       to and in accordance with Section 80 of the
       Companies Act, to allot the ordinary shares
       of 25 pence each created pursuant to this resolution
       above and the Dividend Access Share, provided
       that: A) this authority shall be without prejudice
       to any subsisting authority conferred on the
       Directors of the Company under the said Section
       80; B) the maximum number of shares which may
       be allotted hereunder is the number of shares
       created pursuant to Paragraph 3.3(A) above;
       and C) this authority shall expire at the conclusion
       of the next AGM of the Company after the passing
       of the resolution; and amend Articles 5 A ,
       60 A  and 168 as new Articles of the Company




--------------------------------------------------------------------------------------------------------------------------
 SHELL TRANSPORT & TRADING COMPANY, P                                                        Agenda Number:  932361102
--------------------------------------------------------------------------------------------------------------------------
        Security:  822703609
    Meeting Type:  Special
    Meeting Date:  28-Jun-2005
          Ticker:  SC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

C1     TO APPROVE THE SCHEME OF ARRANGEMENT                      Mgmt          For                            For

E1     CANCELLATION OF THE FIRST PREFERENCE SHARES               Mgmt          For                            For

E2     CANCELLATION OF THE SECOND PREFERENCE SHARES              Mgmt          For                            For

E3     SCHEME OF ARRANGEMENT                                     Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SHELL TRANSPORT & TRADING COMPANY, P                                                        Agenda Number:  932361227
--------------------------------------------------------------------------------------------------------------------------
        Security:  822703609
    Meeting Type:  Annual
    Meeting Date:  28-Jun-2005
          Ticker:  SC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ADOPTION OF ANNUAL REPORT & ACCOUNTS                      Mgmt          For                            For

02     APPROVAL OF REMUNERATION REPORT                           Mgmt          For                            For

03     ELECTION OF PETER VOSER                                   Mgmt          For                            For

04     RE-ELECTION OF SIR PETER JOB*@#                           Mgmt          For                            For

05     RE-ELECTION OF LORD OXBURGH@#                             Mgmt          For                            For

06     REAPPOINTMENT OF AUDITORS                                 Mgmt          For                            For

07     REMUNERATION OF AUDITORS                                  Mgmt          For                            For

08     SPECIAL RESOLUTION TO AUTHORIZE SHARE PURCHASES           Mgmt          For                            For

09     APPROVAL OF THE LONG-TERM INCENTIVE PLAN                  Mgmt          For                            For

10     APPROVAL OF DEFERRED BONUS PLAN                           Mgmt          For                            For

11     APPROVAL OF RESTRICTED SHARE PLAN                         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SIAM CITY CEMENT PUBLIC CO LTD                                                              Agenda Number:  700655369
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7887N139
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2005
          Ticker:
            ISIN:  TH0021010010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BOTH SPLIT AND PARTIAL VOTING            Non-Voting    No vote
       ARE ALLOWED FOR THIS MEETING. THANK YOU.

1.     Adopt minutes of the 11th AGM held on 08 APR              Mgmt          For                            *
       2004

2.     Acknowledge report of the Audit Committee to              Mgmt          For                            *
       the shareholders

3.     Acknowledge report of the Board of Directors              Mgmt          For                            *
       to the shareholders

4.     Approve the Company s financial statements for            Mgmt          For                            *
       the YE 31 DEC 2004

5.     Approve the allocation of unappropriated retained         Mgmt          For                            *
       earnings as of 01 JAN 2005, the appropriation
       of the Company s net profit for the year 2004,
       the declaration of the dividend and the payment
       of Directors  bonus, as well as acknowledge
       the payment of interim dividends

6.     Re-elect the Directors whose term will expire             Mgmt          For                            *
       by rotation at the 2005 AGM as Directors for
       further term

7.     Appoint the Auditors and fix their remuneration           Mgmt          For                            *
       for the year 2005

8.     Transact any other matters                                Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE POST LTD                                                                          Agenda Number:  700565368
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8120Z103
    Meeting Type:  AGM
    Meeting Date:  21-Jul-2004
          Ticker:
            ISIN:  SG1N89910219
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited accounts for the            Mgmt          For                            *
       FYE 31 MAR 2004 and the Directors  report and
       the Auditors  report

2.     Declare a final dividend of 2.1 cents per share           Mgmt          For                            *
       tax exempt in respect of the FYE 31 MAR 2004

3.     Re-elect Mr. Lim Ho Kee as a Director                     Mgmt          For                            *

4.     Re-elect Ms. Janet Ang Guat Har as a Director             Mgmt          For                            *

5.     Re-elect Mr. Ong Ah Heng as a Director                    Mgmt          For                            *

6.     Approve the Directors fees of SGD 342,012 for             Mgmt          For                            *
       the FYE 31 MAR 2004

7.     Appoint the auditors and authorize the Directors          Mgmt          For                            *
       to fix the remuneration of the Auditors

       Transact any other business                               Non-Voting    No vote

8.     Authorize the Directors to: a) issues shares              Mgmt          Against                        *
       in the capital of the Company  Shares  whether
       by the way of rights, bonus or otherwise and/or
       make or grant offers agreements or options
       that might or would require shares to be issued
       including but not limited to the creation and
       issue of warrants, debentures or other instruments
       convertible in to shares at any time and upon
       such terms and conditions and for such purposes
       and to such persons as the Directors may in
       their absolute discretion deem fit; b) issue
       shares in pursuance of any instrument made
       or granted by the Directors of the Company
       while this resolution in force provided that
       the aggregate number of shares to be issued
       should not exceed 50% of the issued share capital
       of the Company of which the aggregate number
       of shares to be issued other than on a prorata
       basis to shareholders of the Company does not
       exceed 20% of the issued share capital of the
       Company, subject to the manner of calculation
       as may be prescribed by Singapore Exchange
       Securities Trading Limited  SGX-ST  for the
       purpose of determining the aggregate number
       of shares that may be issued and the percentage
       of the issued share capital shall be based
       on the issued share capital of the Company
       at the time this resolution is passed after
       adjusting for: 1) new shares arising from the
       conversion or exercise of any convertible securities
       or share options or vesting of share awards
       which are outstanding or subsisting at the
       time this resolution is passed; 2) any subsequent
       consolidation or sub division of shares in
       exercising the authority conferred by this
       resolution the Company shall comply with the
       provisions of the listing manual of the SGX-ST
       and the Articles of Association for the time
       being of the Company;  Authorization is in
       force until the conclusion of the next AGM
       of the Company or the date by which is required
       by law whichever is earlier

9.     Authorize the Directors to offer and grant options        Mgmt          For                            *
       in accordance with the provisions of the Singapore
       Post Share Option Scheme  Share Option Scheme
       and to allot and issue from time to time such
       number of shares as may be required to be issued
       pursuant to the exercise of the options under
       the Share Option Scheme provided that the aggregate
       number of shares to be issued pursuant to the
       Share Option Scheme shall not exceed 10% of
       the total issued share capital of the Company
       from time to time




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE POST LTD                                                                          Agenda Number:  700565370
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8120Z103
    Meeting Type:  EGM
    Meeting Date:  21-Jul-2004
          Ticker:
            ISIN:  SG1N89910219
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Directors of the Company, for               Mgmt          For                            *
       the purposes of Sections 76C and 76E of the
       Companies Act, Chapter 50  the Companies Act
       to purchase or otherwise acquire ordinary
       shares of SGD 0.05 each fully paid in the capital
       of the Company  the Shares , not exceeding
       in aggregate the prescribed limit, at such
       price or prices as may be determined by the
       Directors up to a maximum price, whether by
       way of: i) market purchase(s) on the Singapore
       Exchange Securities Trading Limited  SGX-ST
       , or any other stock exchange on which the
       shares may for the time being be listed or
       quoted  Other Exchange ; and/or ii)off-market
       purchase(s)   if effected otherwise than on
       the SGX-ST  in accordance with any equal access
       scheme(s), as may be determined or formulated
       by the Directors as they deem fit, which scheme(s)
       shall satisfy all the conditions prescribed
       by the Companies Act, and otherwise in accordance
       with all other laws and regulations and rules
       of the SGX-ST or Other Exchange as may for
       the time being be applicable;  Authority expires
       the earlier of the date on which the next AGM
       of the Company is held or the date by which
       the next AGM of the Company is required by
       law to be held ; and authorize the Directors
       of the Company and/or any of them to complete
       and do all such acts and things deemed necessary
       to give effect to the transactions contemplated
       and/or authorized by this Resolution




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE POST LTD                                                                          Agenda Number:  700747073
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8120Z103
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2005
          Ticker:
            ISIN:  SG1N89910219
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited accounts for the            Mgmt          For                            *
       FYE 31 MAR 2005 and the Directors  report and
       the Auditors  report thereon

2.     Declare a final tax exempt 1-tier dividend of             Mgmt          For                            *
       2.7 cents per ordinary share in respect of
       the FYE 31 MAR 2005

3.     Re-elect Mr. Tommie Goh Thiam Poh as a Director           Mgmt          For                            *
       who retiring by rotation in accordance with
       Article 91 of the Company s Articles of Association

4.     Re-elect Mr. Lee Hsien Yang as a Director who             Mgmt          For                            *
       retiring by rotation in accordance with Article
       91 of the Company s Articles of Association

5.     Re-elect Mr. Phua Kok Kim as a Director, who              Mgmt          For                            *
       cease to hold office in accordance with Article
       97 of the Company s Articles of Association

6.     Re-elect Mr. Lau Boon Tuan as a Director, who             Mgmt          For                            *
       cease to hold office in accordance with Article
       97 of the Company s Articles of Association

7.     Re-elect Mr. Tan Yam Pin as a Director, who               Mgmt          For                            *
       cease to hold office in accordance with Article
       97 of the Company s Articles of Association

8.     Approve Directors  fees payable by the Company            Mgmt          For                            *
       of SGD 323,066 for the FYE 31 MAR 2005  2004:
       SGD 342,012

9.     Appoint Auditors and authorize the Directors              Mgmt          For                            *
       to fix their remuneration

       Transact any other business                               Non-Voting    No vote

10.    Authorize the Directors, to issue shares in               Mgmt          For                            *
       the capital of the Company  by way of rights,
       bonus or otherwise and/or grant offers, agreements
       or options  collectively, instruments  , the
       aggregate number of shares issued not exceeding
       50% of the issued share capital of the Company,
       of which the aggregate number of shares to
       be issued other than on a pro-rata basis to
       the existing shareholders of the Company does
       not exceed 10% of the issued share capital
       of the Company and the percentage of issued
       share capital shall be calculated based on
       the Company s issued share capital at the date
       of passing of this resolution after adjusting
       for new shares arising from the conversion
       of convertible securities or employee share
       options on issue and any subsequent consolidation
       or subdivision of shares; and in exercising
       the authority conferred by this resolution,
       the Company shall comply with the provisions
       of the Listing Manual of SGX-ST for the time
       being in force  unless such compliance has
       been waived by the SGX-ST  and the Articles
       of Association for the time being of the Company;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the date
       of the next AGM of the Company as required
       by law

11.    Authorize the Directors to offer and grant options        Mgmt          For                            *
       Options  in accordance with the provisions
       of the Singapore Post Share Option Scheme
       Share Option Scheme  and to allot and issue
       for time to time such number of shares as may
       be required to be issued pursuant to the exercise
       of the options under the Share Option Scheme,
       provided that the aggregate number of shares
       to be issued pursuant to the Share Option Scheme
       shall not exceed 5% of the total issued share
       capital of the Company




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE POST LTD                                                                          Agenda Number:  700747100
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8120Z103
    Meeting Type:  EGM
    Meeting Date:  30-Jun-2005
          Ticker:
            ISIN:  SG1N89910219
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Company, its subsidiaries and               Mgmt          For                            *
       associated companies or any of them, for the
       purposes of Chapter 9 of the Listing Manual
       Chapter 9  of the Singapore Exchange Securities
       Trading Limited  SGX-ST , to enter into any
       of the transactions falling within the types
       of interested person transactions as specified
       with any party who is of the class of interested
       persons as specified, provided that such transactions
       are made on normal commercial terms and in
       accordance with the review procedures for such
       interested person transactions and authorize
       the Directors of the Company to complete and
       do all such acts  and things  including executing
       all such documents as may be required  as they
       may consider expedient or necessary or in the
       interests of the Company to give effect to
       the shareholders mandate and/or this Resolution
       Authority expires at the conclusion  of the
       next AGM of the Company

2.     Authorize the Directors of the Company, for               Mgmt          For                            *
       the purposes of Sections 76C and 76E of the
       Companies Act, Chapter 50  the  Companies Act
       , to purchase or otherwise acquire issued ordinary
       shares of SGD 0.05 each fully paid in the capital
       of the Company  Shares  not exceeding in aggregate
       the Maximum Limit, at such price or prices
       as may be determined by the Directors from
       time to time up to the Maximum Price, whether
       by way of: i) market purchase(s) on the SGX-ST
       and/or any other stock exchange on which the
       shares may for the time being be listed and
       quoted  Other Exchange ; and/or ii) off-market
       purchase(s)  if effected otherwise than on
       the SGX-ST or, as the case may be, Other Exchange
       in accordance with any equal access scheme(s)
       as may be determined or formulated by the Directors
       as they consider fit, which scheme(s) shall
       satisfy all the conditions prescribed by the
       Companies Act, and otherwise in accordance
       with all other laws and regulations and rules
       of the SGX-ST or, as the case may be, Other
       Exchange as may for the time being be applicable
       the Share Purchase  Mandate; and authorize
       the Directors of the Company and/or any of
       them to complete and do all such acts and things
       including executing such documents as may
       be required  as they and/or he may consider
       expedient or necessary to give effect to the
       transactions contemplated and/or authorized
       by this Resolution  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the date by which the next AGM of the Company
       is required by Law




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE TECHNOLOGIES ENGINEERING LTD                                                      Agenda Number:  700657262
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7996W103
    Meeting Type:  AGM
    Meeting Date:  31-Mar-2005
          Ticker:
            ISIN:  SG1F60858221
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            *
       the audited accounts for the YE 31 DEC 2004
       and Auditors  report thereon

2.     Declare a first and final tax exempt  one-tier            Mgmt          For                            *
       dividend of 4.0 cents per share and a special
       tax exempt  one-tier  dividend of 8.39 cents
       per share for the YE 31 DEC 2004

3.1    Re-elect Mr. Tan Pheng Hock as a Director, who            Mgmt          For                            *
       retires by rotation pursuant to Article 98
       of the Articles of Association of the Company

3.2    Re-elect Dr. Philip Nalliah Pillai  Independent           Mgmt          For                            *
       Member of the Audit Committee  as a Director,
       who retires by rotation pursuant to Article
       98 of the Articles of Association of the Company

3.3    Re-elect Mr. Lucien Wong Yuen Kuai as a Director,         Mgmt          For                            *
       who retires by rotation pursuant to Article
       98 of the Articles of Association of the Company

3.4    Re-elect Mr. Venkatachalam Krishnakumar  Independent      Mgmt          For                            *
       Member of the Audit Committee  as a Director,
       who retires by rotation pursuant to Article
       98 of the Articles of Association of the Company

4.     Approve the sum of SGD 406,750 as Directors               Mgmt          For                            *
       fees for the YE 31 DEC 2004

5.     Re-appoint Ernst & Young as the Auditors of               Mgmt          Abstain                        *
       the Company and authorise the Directors to
       fix their remuneration.

6.     appoint, pursuant to Section 153(6) of the Companies      Mgmt          For                            *
       Act, Chapter 50, Mr. Lim Chin Beng as a Director
       of the Company to hold the office until the
       next AGM of the Company

7.     Authorize the Directors, the listing rules of             Mgmt          Against                        *
       the Singapore Exchange Securities Trading Limited,
       to issue shares in the capital of the Company
       by way of rights, bonus or otherwise; and/or
       make or grant offers, agreements or options
       collectively instruments  that might or would
       require share to be issued inclu7ding but not
       limited to the creation and issue of warrants,
       debentures or other instruments convertible
       into shares, at any time upon such terms and
       conditions and for such purposes and to such
       persons as the Directors may in their absolute
       discretion deem fit, the aggregate number of
       shares  including shares to be issued in pursuance
       of instruments made or granted pursuant to
       this resolution  issued not exceeding 50% of
       the issued share capital of the Company, of
       which the aggregate number of shares to be
       issued other than on a pro-rata basis to the
       existing shareholders of the Company  including
       shares to be issued in pursuance of instruments
       made or granted pursuant to this resolution
       does not exceed 20% of the issued  share capital
       of the Company and the percentage of issued
       share capital shall be calculated based on
       the Company s issued share capital at the date
       of passing of this resolution after adjusting
       for new shares arising from the conversion
       of convertible securities or employee share
       options on issue and any subsequent consolidation
       or subdivision of shares;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the date of the next AGM
       of the Company as required by law

8.     Authorize the Directors to offer and grant options        Mgmt          For                            *
       in accordance with the provisions of the Singapore
       Technologies Engineering Share Option Plan
       Share Option Plan  and/pr the Singapore Technologies
       Engineering Performance Share Plan  Performance
       Share Plan  and/or the Singapore Technologies
       Engineering Restricted Stock Plan  Restricted
       Stock Plan   the Share Option Plan, the Performance
       Share Plan and the Restricted Stock Plan, together
       the Share Plans ; and allot and issue from
       time to time such number of ordinary shares
       of SGD 10 each in the capital of the Company
       as may be required to be issued pursuant to
       the exercise of options under the Share Option
       Plan and/or the Restricted Stock Plan, provided
       that the aggregate number of ordinary shares
       to be issued pursuant to the Share Plans shall
       not exceed 15% of the issued share capital
       of the Company from time to time




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE TECHNOLOGIES ENGINEERING LTD                                                      Agenda Number:  700657286
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7996W103
    Meeting Type:  EGM
    Meeting Date:  31-Mar-2005
          Ticker:
            ISIN:  SG1F60858221
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve: 1) and authorize the Directors of the            Mgmt          For                            *
       Company, for the purposes of Sections 76C and
       76E of the Companies Act, Chapter 50 of Singapore
       the  Companies Act  , to purchase or otherwise
       acquire issued ordinary shares of SGD 0.10
       each fully paid in the capital of the Company
       the  Ordinary Shares   not exceeding in aggregate
       the Maximum Limit  as hereafter defined , at
       such price or prices as may be determined by
       the Directors from time to time up to the Maximum
       Price  as hereafter defined , whether by way
       of: (a) market purchase s  on the Singapore
       Exchange Securities Trading Limited  the  SGX-ST
       ; and/or (b) off-market purchase s   if effected
       otherwise than on the SGX-ST  in accordance
       with any equal access scheme s  as may be determined
       or formulated by the Directors as they consider
       fit, which scheme s  shall satisfy all the
       conditions prescribed by the Companies Act,
       and otherwise in accordance with all other
       laws and regulations and rules of the SGX-ST
       as may for the time being be applicable  the
       Share Purchase Mandate  ; 2) unless varied
       or revoked by the Company in general meeting,
       the authority conferred on the Directors of
       the Company pursuant to the Share Purchase
       Mandate may be exercised by the Directors at
       any time and from time to time during the period
       commencing from the date of the passing of
       this Resolution and expiring on the earlier
       of: a) the date on which the next AGM of the
       Company is held; and b) the date by which the
       next AGM of the Company is required by law
       to be held; 4) and authorize the Directors
       of the Company to complete and do all such
       acts and things  including executing such documents
       as may be required  as they and/or he may consider
       expedient or necessary to give effect to the
       transactions contemplated and/or authorized
       by this Resolution

2.     Approve: 1) for the purposes of Chapter 9 of              Mgmt          For                            *
       the Listing Manual   Chapter 9   of the SGX-ST,
       for the Company, its subsidiaries and associated
       Companies that are entities at risk  as that
       term is used in Chapter 9 , or any of them,
       to enter into any of the transactions falling
       within the types of interested person transactions
       as specified with any party who is of the class
       of interested persons described in the Appendix
       to the Circular, provided that such transactions
       are made on normal commercial terms and in
       accordance with the review procedures for such
       interested person transactions;  Authority
       expires at the conclusion of the next AGM of
       the Company ; and authorize the Directors of
       the Company to complete and do all such acts
       and things  including executing all such documents
       as may be required  as they may consider expedient
       or necessary or in the interests of the Company
       to give effect to the Shareholders Mandate
       and/or this Resolution




--------------------------------------------------------------------------------------------------------------------------
 SKY CITY ENTERTAINMENT GROUP LTD                                                            Agenda Number:  700601164
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q8513Z115
    Meeting Type:  AGM
    Meeting Date:  29-Oct-2004
          Ticker:
            ISIN:  NZSKCE0001S2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Re-elect Mr. R.H. McGeoch as a Director                   Mgmt          For                            *

2.     Re-elect Mr. E. Toime as a Director                       Mgmt          For                            *

3.     Elect Sir D.T. Spring as a Director                       Mgmt          For                            *

4.     Elect Mr. R.A. McLeod as a Director                       Mgmt          For                            *

5.     Authorize the Directors to fix the fees and               Mgmt          For                            *
       expenses of the Auditor of the Company

S.6    Adopt the new Constitution of the Company in              Mgmt          For                            *
       substitution for the present Constitution




--------------------------------------------------------------------------------------------------------------------------
 SMRT CORPORATION LTD SMRT                                                                   Agenda Number:  700563198
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8077D105
    Meeting Type:  AGM
    Meeting Date:  15-Jul-2004
          Ticker:
            ISIN:  SG1I86884935
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            *
       the audited financial statements for the FYE
       31 MAR 2004, together with the Auditors  report
       thereon

2.     Declare a final dividend of 3.2 cents per share,          Mgmt          For                            *
       less income tax at 20% for the FYE 31 MAR 2004

3.     Approve the Directors  fees of SGD 317,000 for            Mgmt          For                            *
       the FYE 31 MAR 2004

4.ai   Re-elect Mr. Daniel Ee Hock Huat as a Director,           Mgmt          For                            *
       who is retiring in accordance with Article
       94 of the Company s Articles of Association

4.aii  Re-elect Mr. Koh Kheng Siong as a Director,               Mgmt          For                            *
       who is retiring in accordance with Article
       94 of the Company s Articles of Association

4.b    Acknowledge the retirement of Mr. Ng Ser Miang            Mgmt          For                            *
       as a Director in accordance with Article 94
       of the Company s Articles of Association

5.     Re-elect Mrs. Margaret Lui-Chan Ann Soo as a              Mgmt          For                            *
       Director, who is retiring in accordance with
       Article 100 of the Company s Articles of Association

6.     Re-appoint Messrs. KPMG as the Auditors of the            Mgmt          For                            *
       Company and authorize the Directors to fix
       their remuneration

7.1    Authorize the Directors to allot and issue shares         Mgmt          Against                        *
       in the Company whether by way of rights, bonus
       or otherwise; and/or to make or grant offers,
       agreements or options, provided that the aggregate
       number of shares issued not exceeding 50% of
       the issued share capital of the Company, of
       which the aggregate number of shares to be
       issued other than on a pro-rata basis to the
       existing shareholders of the Company does not
       exceed 20% of the issued share capital of the
       Company and the percentage of issued share
       capital shall be based on the Company s issued
       share capital at the date of passing of this
       resolution after adjusting for new shares arising
       from the conversion or exercise of any convertible
       securities or share options or vesting of share
       awards and any subsequent consolidation or
       subdivision of shares; in exercising the authority
       conferred by this resolution, the Company shall
       comply with the listing manual of the SGX-ST
       and the Articles of Association of the Company;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the date
       of the next AGM of the Company as required
       by law

7.2    Authorize the Directors to offer and grant options        Mgmt          Against                        *
       in accordance with the provisions of the SMRT
       Corporation Employee Share Option Scheme  SMRTC
       ESOP  and to allot and issue such number of
       shares in the capital of the Company as required
       to be issued pursuant to the exercise of the
       options under the SMRTC ESOP, provided that
       the aggregate number of shares to be issued
       pursuant to the SMRTC ESOP shall not exceed
       15% of the issued share capital of the Company

8.     Authorize the Company, its subsidiaries and               Mgmt          Abstain                        *
       associated Companies, for the purpose of Chapter
       9 of the listing manual of the SGX-ST, to enter
       into any of the transactions falling within
       the types of interested person transactions,
       provided that such transactions are made on
       normal commercial terms and in accordance with
       the review procedures for such interested person
       transactions;  Authority expires at the conclusion
       of the next AGM of the Company ; and authorize
       the Directors of the Company to complete and
       do all such acts and things as they may consider
       expedient or necessary or in the interest of
       the Company to give effect to the general mandate
       and/or this resolution

9.     Transact any other business                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 SMRT CORPORATION LTD SMRT                                                                   Agenda Number:  700567223
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8077D105
    Meeting Type:  EGM
    Meeting Date:  15-Jul-2004
          Ticker:
            ISIN:  SG1I86884935
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve: a) the new restricted share plan to              Mgmt          No Action                      *
       be known as the SMRT Corporation Restricted
       Share Plan  the SMRT RSP  under which awards
       of fully paid-up ordinary shares of SGD 0.10
       each in the capital of the Company, their equivalent
       cash value or combinations thereof will be
       granted, free of payment to selected employees
       of the Company and/or its subsidiaries, including
       Executive Directors of the Company and other
       selected participants; b) to authorize the
       Directors of the Company to establish and administer
       the SMRT RSP and to modify and/or alter the
       SMRT RSP, provided that such modification and/or
       alteration is effected in accordance with the
       provisions of the SMRT RSP and to do all such
       acts and to enter into all such transactions
       and arrangements as may be necessary or expedient
       in order to give full effect to the SMRT RSP;
       and c) to authorize the Directors of the Company
       to grant RSP awards in accordance with the
       provisions of the SMRT RSP and to allot and
       issue such number of fully paid-up shares as
       required to allotted and issued pursuant to
       the vesting of RSP awards under the SMRT RSP,
       provided that the aggregate number of shares
       to be allotted and issued pursuant to the SMRT
       Corporation Employee Share Option Plan adopted
       by the Company on 15 JUL 2000, the SMRT RSP
       and the SMRT PSP  Resolution 2  shall not exceed
       15% of the total issued share capital of the
       Company

2.     Approve: a) the new performance share plan to             Mgmt          No Action                      *
       be known as the SMRT Performance Share Plan
       the SMRT PSP  under which awards of fully
       paid-up ordinary shares of SGD 0.10 each in
       the capital of the Company, their equivalent
       cash value or combinations thereof will be
       granted, free of payment to selected employees
       of the Company and/or its subsidiaries, including
       Executive Directors of the Company and other
       selected participants; b) to authorize the
       Directors of the Company to establish and administer
       the SMRT PSP and to modify and/or alter the
       SMRT PSP, provided that such modification and/or
       alteration is effected in accordance with the
       provisions of the SMRT PSP and to do all such
       acts and to enter into all such transactions
       and arrangements as may be necessary or expedient
       in order to give full effect to the SMRT PSP;
       and c) to authorize the Directors of the Company
       to grant PSP awards in accordance with the
       provisions of the SMRT PSP and to allot and
       issue such number of fully paid-up shares as
       required to allotted and issued pursuant to
       the vesting of PSP awards under the SMRT PSP,
       provided that the aggregate number of shares
       to be allotted and issued pursuant to the SMRT
       Corporation Employee Share Option Plan adopted
       by the Company on 15 JUL 2000, the SMRT PSP
       and the SMRT RSP  Resolution 1  shall not exceed
       15% of the total issued share capital of the
       Company




--------------------------------------------------------------------------------------------------------------------------
 SOCIETE GENERALE                                                                            Agenda Number:  700702978
--------------------------------------------------------------------------------------------------------------------------
        Security:  F43638141
    Meeting Type:  MIX
    Meeting Date:  09-May-2005
          Ticker:
            ISIN:  FR0000130809
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France. Please            Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian. Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.      The following
       applies to Non-Resident Shareowners:

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       220981 DUE TO CHANGE IN THE MEETING DATE AND
       ADDITIONAL RESOLUTION. ALL VOTES RECEIVED ON
       THE PREVIOUS MEETING WILL BE DISREGARDED AND
       YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

O.1    Acknowledge the report of the Board of Directors          Mgmt          For                            *
       and the general report of the Statutory Auditors;
       and approve the financial statements and the
       balance sheet for the YE 31 DEC 2004; and the
       net profit of EUR 2,303,226,958.31, after taxes
       deduction for FY 2004

O.2    Approves the recommendations of the Board of              Mgmt          For                            *
       Directors and notes a profit of EUR 2,303,226,958.31
       allocation to the legal reserve: EUR 839,801.24
       disposable balance for distribution: EUR 2,302,387,157.07
       plus the prior retained earnings: EUR 3,803,901,724.00
       distributable profit: EUR 6,106,288,881.07
       appropriation as follows: carry forward account:
       EUR 833,381,732.37 global dividend: EUR 1,469,005,424.70
       the shareholders will receive a net dividend
       of EUR 1.25 per share; this dividend will be
       paid on 30 MAY 2005; thanks to shares premiums,
       the reserves amount to EUR 10,111,265,559.65
       whereas they were of EUR 9,761,180,538.34 in
       2003; the carry forward account of EUR 3,803,901,724.00
       is increased to EUR 4,637,283,456.37 as required
       by Law

O.3    Acknowledge the reports of the Board of Directors         Mgmt          For                            *
       and the statutory Auditors; approve the consolidated
       financial statements for the FY 31 DEC 2004

O.4    Approve, after hearing the special report of              Mgmt          For                            *
       the Auditors on agreements governed by Article
       L. 225-38 of the French Commercial Code, the
       report and the Agreements

O.5    Approve to renew the term of office of Mr. Jean           Mgmt          For                            *
       Azema as a Director for a period of 4 years

O.6    Approve to renew the term of office of Mrs.               Mgmt          For                            *
       Elisabeth Lulin as a Director for a period
       of 4 years

O.7    Approve to renew the term of office of Mr. Patrick        Mgmt          For                            *
       Richard as a Director for a period of 4 years

O.8    Authorize the Board of Directors to trade in              Mgmt          For                            *
       the Company s shares on the stock market, as
       per the following conditions: maximum purchase
       price: EUR 113.00 minimum sale price: EUR 46.00
       maximum number of shares to be traded: 10%
       of the shares comprising the share capital;
       Authority expires at the end of 18 months
       ; the present delegation cancels and replaces,
       for the period unused, the delegation set forth
       in Resolution number 10 and given by the general
       meeting of 29 APR 2004

E.9    Approve to decide to change the Directors number          Mgmt          For                            *
       and amend Article of Association number 7,
       entitled Directors

E.10   Approve to decide to change the Directors number          Mgmt          For                            *
       and amend Article of Association number 7,
       entitled Directors

E.11   Authorize the Board of Directors to proceed               Mgmt          For                            *
       with allocations free of charge of Company
       s existing ordinary shares or to be issued,
       in favour of the employees or the officers,
       provided that they shall not represent more
       than 1% of the share capital;  Authority expires
       at the end of 14 months

E.12   Authorize the Board of Directors to increase              Mgmt          For                            *
       the share capital, in consideration for the
       contribution in kind of shares or securities
       giving access to the capital, except in the
       context of a public exchange offer and provided
       that it shall not exceed a maximum nominal
       amount of EUR 10% of the share capital, subject
       to the nominal limit of EUR 300 million for
       capital increases without preemptive subscription
       rights authorized by the general meeting of
       29 APR 2004 in its 12 Resolution;  Authority
       expires at the end of 14 months

O.13   Grants all powers to the bearer of a copy or              Mgmt          For                            *
       an extract of the minutes of this meeting in
       order to accomplish all formalities, filings
       and registrations prescribed by law

A.     PLEASE NOTE THAT THIS IS A SHAREHOLDER PROPOSAL:          Shr           For                            *
       Amend the Article 14 of the By-laws any provision
       restricting the voting rights that a shareholder
       may  exercise at a general meeting




--------------------------------------------------------------------------------------------------------------------------
 SONIC HEALTHCARE LIMITED                                                                    Agenda Number:  700606847
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q8563C107
    Meeting Type:  AGM
    Meeting Date:  25-Nov-2004
          Ticker:
            ISIN:  AU000000SHL7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the statement of financial position               Non-Voting    No vote
       of the Company  and the Group  as at 30 JUN
       2004 and the statement of financial performance
       for the FYE on that date, together with the
       statements and the reports of the Directors
       and the Auditor and notes attached and intended
       to be read with the financial statements

1.     Re-elect Dr. Philip Dubois as a Director of               Mgmt          For                            *
       the Company, who retires in accordance with
       Article 71 of the Company s Constitution

2.     Re-elect Dr. Hugh Scotton as a Director of the            Mgmt          For                            *
       Company, who retires in accordance with Article
       71 of the Company s Constitution

       PLEASE NOTE THAT THE COMPANY WILL DISREGARD               Non-Voting    No vote
       ANY VOTES CAST IN RESPECT OF RESOLUTION 3 BY
       DR. COLIN GOLDSCHMIDT ALL OTHER DIRECTORS,
       AND ANY OF THEIR ASSOCIATES. THANK YOU.

3.     Approve the participation by Dr. Colin Goldschmidt        Mgmt          For                            *
       Managing Director  until 25 NOV 2007, in the
       Executive Incentive Plan, including for the
       purpose of ASX Listing Rule 10.14

       PLEASE NOTE THAT THE COMPANY WILL DISREGARD               Non-Voting    No vote
       ANY VOTES CAST IN RESPECT OF RESOLUTION 4 BY
       Mr. CHRIS WILKS ALL OTHER DIRECTORS, AND ANY
       OF THEIR ASSOCIATES. THANK YOU.

4.     Approve the participation by Mr. Chris Wilks              Mgmt          For                            *
       Finance Director  until 25 NOV 2007, in the
       Executive Incentive Plan, including for the
       purpose of ASX Listing Rule 10.14




--------------------------------------------------------------------------------------------------------------------------
 SPIRAX-SARCO ENGINEERING PLC                                                                Agenda Number:  700669596
--------------------------------------------------------------------------------------------------------------------------
        Security:  G83561103
    Meeting Type:  AGM
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  GB0008347048
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors  report and the accounts            Mgmt          For                            *
       for the YE 31 DEC 2004

2.     Approve the Directors  remuneration report for            Mgmt          For                            *
       the YE 31 DEC 2004 as specified

3.     Declare a final dividend                                  Mgmt          For                            *

4.     Appoint Mr. G. Bullock as a Director                      Mgmt          For                            *

5.     Appoint Mr. A.J. Scrivin as a Director                    Mgmt          For                            *

6.     Re-appoint Mr. M.J.D. Steel as a Director                 Mgmt          For                            *

7.     Re-appoint Mr. A.D.H. Black as a Director                 Mgmt          For                            *

8.     Re-appoint KPMG Audit PLC as the Auditors of              Mgmt          For                            *
       the Company until the conclusion of the next
       general meeting as specified

9.     Authorize the Directors, pursuant to Section              Mgmt          For                            *
       80 of the Companies Act 1985 and in accordance
       with Article 6 of the Company s Articles of
       Association, to allot relevant securities up
       to a maximum nominal amount of GBP 6,200,000;
       Authority expires earlier at the conclusion
       of the AGM to be held in 2006 or on 11 AUG
       2006

S.10   Authorize the Directors, in accordance with               Mgmt          For                            *
       Article 7 of the Company s Articles of Association,
       in substitution for any existing authority,
       and pursuant to Section 95 of the Companies
       Act 1985, to allot equity securities  Section
       94(3A) of the Companies Act 1985  disapplying
       the statutory pre-emption rights  Section 89(1)
       , provided that this power is limited to the
       allotment of equity securities: a) in connection
       with a rights issue in favor of ordinary shareholders;
       b) up to a maximum nominal amount of GBP 940,000;
       Authority expires the earlier of the conclusion
       of the AGM of the Company in 2006 or 11 AUG
       2006 ; and the Directors may allot equity securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

11.    Authorize the Directors to use powers conferred           Mgmt          For                            *
       upon them by Article 109 of the Company s Articles
       of Association in respect of any dividends
       declared or paid in respect of the financial
       years ending on 31 DEC 2009

S.12   Authorize the Company, in accordance with Article         Mgmt          For                            *
       11 of its Articles of Association and the Companies
       Act 1985, to make market purchases  Section
       163  of up to 7,500,000 ordinary shares of
       25p each in the capital of the Company, at
       a minimum price of 25p per ordinary share and
       up to 105% of the average middle market quotations
       for such shares derived from the London Stock
       Exchange Daily Official List, over the previous
       5 business days;  Authority expires the earlier
       of the conclusion of the AGM of the Company
       in 2006 or 11 NOV 2006 ; the Company, before
       the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry

13.    Amend Article 61 of the Articles of Association           Mgmt          For                            *
       of the Company by inserting the figure  GBP
       300,000  in place of the figure  GBP 200,000

14.    Approve: a) the Spirax-Sarco Performance Share            Mgmt          For                            *
       Plan  the Plan , as specified, and authorize
       the Directors to adopt it; b)  to authorize
       the Directors to do all acts and things which
       they may consider necessary or expedient for
       the purposes of implementing and giving effect
       to the same and authorize the Directors to
       adopt the schedules to the Plan applicable
       in any jurisdiction but which are modified
       to take account of local laws, provided that
       the shares allocated under such schedules shall
       count against the limits on the allocation
       of shares under the rules of the Plan

15.    Authorize the Directors to take all such steps            Mgmt          For                            *
       as are necessary to establish the Spirax-Sarco
       Employee Benefit Trust

16.    Amend and adopt the rules of the Spirax-Sarco             Mgmt          For                            *
       Engineering 1992 Overseas Share Option Scheme,
       the Spirax-Sarco Engineering 1992 UK Share
       Option Scheme, the Spirax-Sarco Engineering
       approved Share Option Scheme and the Spirax-Sarco
       Engineering Global Share Option Scheme and
       the deed of amendment of the Spirax-Sarco Engineering
       PLC Employee Share Ownership Plan Trust as
       specified; and approve any further changes
       are required by the Inland Revenue in the case
       of schemes approved by the Inland Revenue and
       authorize any one Director to reflect such
       changes in the case of schemes that are not
       so approved




--------------------------------------------------------------------------------------------------------------------------
 ST. GEORGE BANK LTD                                                                         Agenda Number:  700616420
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q8757F106
    Meeting Type:  AGM
    Meeting Date:  17-Dec-2004
          Ticker:
            ISIN:  AU000000SGB0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and the Directors        Non-Voting    No vote
       report for the YE 30 SEP 2004 along with the
       Directors  declaration and the Auditor s report
       on the financial statements

2.a    Re-elect Mr. John Simon Curtis as a Director              Mgmt          For                            *
       of the Bank, who retires in accordance with
       Article 73(1) of the Bank s Constitution

2.b    Re-elect Mrs. Linda Bardo Nicholls as a Director          Mgmt          For                            *
       of the Bank, who retires in accordance with
       Article 73(1) of the Bank s Constitution

2.c    Elect Mr. Richard Anthony Fountayne England               Mgmt          For                            *
       as a Director of the Bank in accordance with
       Article 71(3) of the Bank s Constitution

2.d    Elect Mr. Terry James Davis as a Director of              Mgmt          For                            *
       the Bank in accordance with Article 71(2)(d)
       of the Bank s Constitution

3.     Approve, for the purpose of ASX Listing Rule              Mgmt          For                            *
       10.14, the participation by Mrs. Gail Kelly
       in the St. George Bank Limited Executive Option
       Plan and Executive Performance Share Plan and
       grant of 500,000 options and 57,600 awards
       to Mrs. Gail Kelly , Managing Director and
       Chief Executive Officer under the Bank s Executive
       Option Plan and Executive Performance Share
       Plan




--------------------------------------------------------------------------------------------------------------------------
 STAGECOACH GROUP PLC                                                                        Agenda Number:  700573808
--------------------------------------------------------------------------------------------------------------------------
        Security:  G8403M134
    Meeting Type:  AGM
    Meeting Date:  27-Aug-2004
          Ticker:
            ISIN:  GB0004146675
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            *
       the accounts for the FYE 30 APR 2004

2.     Receive and approve the Directors  remuneration           Mgmt          For                            *
       report for the YE 30 APR 2004

3.     Declare a final dividend of 2.0 pence per share           Mgmt          For                            *

4.     Re-elect Mr. Graham Eccles as a Director of               Mgmt          For                            *
       the Company

5.     Re-elect Mr. Janet Morgan as a Director of the            Mgmt          For                            *
       Company

6.     Re-elect Mr. Robert Speirs as a Director of               Mgmt          For                            *
       the Company

7.     Re-elect Mr. Ewan Brown as a Director of the              Mgmt          For                            *
       Company

8.     Re-elect Mr. Ann Gloag as a Director of the               Mgmt          For                            *
       Company

9.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Auditors of the Company and authorize the Directors
       to fix their remuneration

S.10   a) Approve to increase the authorized share               Mgmt          For                            *
       capital of the Company from GBP 9,200,000 to
       GBP 259,200,000.02 by the creation of 1,388,888,889
       B Shares of 18 pence each in the capital of
       the Company  the B Shares  as specified in
       the new Articles of Association of the Company
       to be adopted pursuant to Paragraph (b) below;
       b) adopt the new Articles of Association of
       the Company; c) authorize the Directors of
       the Company, pursuant to Section 80 of the
       Companies Act 1985, to allot B Shares with
       an aggregate nominal value of up to GBP 250,000,000.02;
       Authority expires on 01 JAN 2005 ; d) authorize
       the Directors of the Company, pursuant to Article
       147 of the Articles of Association of the Company
       adopted pursuant to Paragraph (b) above, to:
       i) capitalize up to GBP 250,000,000.02  being
       part of the amount standing to the credit of
       the share premium account of the Company  and
       to apply such amount in paying up in full at
       par up to a maximum of 1,388,888,889 B Shares
       created pursuant to this resolution; and ii)
       without prejudice to paragraph (c) above, allot
       the same credited as fully paid up to the holders
       of ordinary shares of 0.5 pence each in the
       capital of the Company  Ordinary Shares  in
       the proportion of 1 B Share for each such Ordinary
       Share held by them as specified; e) subject
       to and conditional upon the B Shares having
       been issued and registered in the name of the
       persons entitled thereto, every Ordinary Share
       in issue as specified  or such later time and
       date as the Directors of the Company may determine
       the Consolidation Record Time  be sub-divided
       into 19 shares of 1/38 pence each in the capital
       of the Company and forthwith upon such sub
       division every 24 shares of 1/38 pence each
       resulting from such sub-division be consolidated
       into 1 ordinary share of 12/19 pence in the
       capital of the Company  Consolidated Ordinary
       Share  with effect from the Consolidation Record
       Time provided that no Member will be entitled
       to a fraction of a share and fractions of Consolidated
       Ordinary Shares arising out of such consolidation
       will be aggregated and consolidated into as
       many Consolidated Ordinary Shares as possible
       and 1 deferred share  carrying no entitlement
       to participate in the profits or assets of
       the Company or right to attend or vote at any
       general meeting of the Company  of such nominal
       value as will be requisite to ensure that the
       aggregate nominal value of the then issued
       share capital of the Company remains constant
       and authorize the Directors of the Company
       to appoint a person: i) to sell in the market
       the number of Consolidated Ordinary Shares
       arising from the consolidation of such fractions
       on terms that the net proceeds of sale are
       retained for the benefit of the Company; and
       ii) to transfer the deferred share to such
       person as the Directors may determine who is
       willing to accept the same and authorize the
       Directors of the Company to register such person
       as the holder of the deferred share, and provided
       further that any issue as to what constitutes
       a  holding  for the purposes of this paragraph
       (e)will be determined conclusively by the Directors
       of the Company; f) subject to and conditional
       upon the B Shares having been issued and registered
       in the names of the persons entitled thereto,
       all Ordinary Shares which are unissued at the
       Consolidation Record Time be consolidated into
       1 undesignated share of a nominal value equal
       to the aggregate nominal value of the Ordinary
       Shares so consolidated and forthwith on such
       consolidation the said undesignated share be
       sub-divided into Consolidated Ordinary Shares
       provided that any fraction of a Consolidated
       Ordinary Share arising from such-division will
       be cancelled; g) any authorized but unissued
       B Shares existing following the Consolidation
       Record Time be cancelled and the authorized
       but unissued capital of the Company be reduced
       accordingly; h) authorize the Directors of
       the Company to take such actions as they may
       deem necessary or expedient to deal with fractional
       entitlements, legal, other regulatory or practical
       problems arising in relation to any overseas
       jurisdiction, or the requirements of any regulatory
       body and otherwise to further and give effect
       to the foregoing provisions of this resolution;
       i) Authorize the Directors, in substitution
       for any existing authority under Section 95
       of the Companies Act 1985, pursuant to Section
       95(1) of that Act, to allot equity securities
       Section 94  for cash pursuant to the authority
       conferred by Resolution 6, disapplying the
       statutory pre-emption rights  Section 89(1)
       , up to an aggregate nominal amount of GBP
       2,230,330;  Authority expires the earlier of
       the conclusion of the Company s AGM held in
       2005 or 31 DEC 2005 ; this power will be limited
       to: i) the allotment of equity securities in
       connection with an offer of equity securities
       open for acceptance for a period fixed by the
       Directors of the Company to the holders of
       ordinary shares; ii) b) up to an aggregate
       nominal amount of GBP 334,549 and the Company
       may at any time prior to the expiry of such
       power make an offer or enter into an agreement
       which would or might require equity securities
       to be allotted after the expiry of such power
       and the Directors may allot equity securities
       in pursuance of such an offer or agreement
       as if such power had not expired

S.11   Authorize the Company, in substitution for any            Mgmt          For                            *
       existing authority under Section 166 of the
       Companies Act 1985, pursuant to and in accordance
       with Section 166 of that Act, to make market
       purchases  Section 163(3) of the Act  of up
       to 10% of the aggregate nominal amount of the
       Company s issued ordinary share capital, the
       minimum price which may be paid for any such
       share will be the nominal amount of the ordinary
       shares purchased and the maximum price equal
       to 105% of the average middle market quotations
       for such shares derived from the Daily Official
       List of the London Stock Exchange, over the
       previous 5 business days;  Authority expires
       on 26 FEB 2006 ; the Company may at any time
       prior to the expiry of such authority enter
       into a contract or contracts to purchase such
       shares under such authority which will or might
       be executed wholly or partly after such expiry
       and may make a purchase of such shares in pursuance
       of any such contract or contracts; such authority
       pursuant to this resolution will allow the
       Company to buy back shares both for cancellation
       and to hold as treasury shares




--------------------------------------------------------------------------------------------------------------------------
 STORA ENSO OYJ, HELSINKI                                                                    Agenda Number:  700651448
--------------------------------------------------------------------------------------------------------------------------
        Security:  X21349117
    Meeting Type:  AGM
    Meeting Date:  22-Mar-2005
          Ticker:
            ISIN:  FI0009005961
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       219507 DUE TO CHANGE IN THE NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

1.1    Receive the annual accounts, the annual report            Non-Voting    No vote
       and the Board report

1.2    Receive the Auditor s report                              Non-Voting    No vote

1.3    Approve the financial statements and the statutory        Mgmt          For                            *
       reports for the FY in review

1.4    Approve the Company s allocation of income and            Mgmt          For                            *
       dividends of EUR 376.8 million  USD 513.2 million
       , equaling a payout ratio of 50% and representing
       dividend of EUR 0.45  USD 0.61  per share

1.5    Grant discharge to the Board of Directors and             Mgmt          Against                        *
       the President for the FY in review

1.6    Approve to determine the number of Directors              Mgmt          For                            *
       of the Board to 10

1.7    Approve to fix the number of the Auditors at              Mgmt          For                            *
       1

1.8    Approve the remuneration of the Board of Directors        Mgmt          Abstain                        *
       and the Auditors

1.9    Re-elect Mr. Lee A. Chaden, Mr. Claes Dahlback,           Mgmt          For                            *
       Mr. Harald Einsmann, Mr. Jukka Harmala, Mr.
       Likka Niemi, Mr. Jan Sjoqvist, Mr. Marcus Wallenberg
       be re-elected and Mr. Gunnar Brock, Mr. Birgitta
       Kantola and Mr. Matti Vuoria be elected new
       Board Members

1.10   Approve PricewaterhouseCoopers as the Company             Mgmt          For                            *
       s Independent Auditor for the year 2005

1.11   Other business                                            Non-Voting    No vote

2.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           Against                        *
       PROPOSAL: Approve to establish a Nominating
       Committee to prepare proposals for nominees
       to the Board of Directors as well as their
       remuneration for the following AGM

3.     Approve EUR 70.9 million reduction in the share           Mgmt          For                            *
       capital through share cancellation, by canceling
       9 million Series A shares and 32.7 million
       Series R shares repurchased in connection with
       an earlier buyback authorization and reduce
       its capital by a corresponding amount; the
       amount of capital that may be cancelled is
       limited to 5%

4.     Authorize the Management Board to purchase the            Mgmt          For                            *
       Company shares until the next AGM and allow
       for the purchase of the shares at a price quoted
       on the date of acquisition with a deviation
       of up to 10%

5.     Authorize the Board to issue the shares repurchased       Mgmt          Against                        *
       under the previous resolutions as new shares
       without preemptive rights

6.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           Against                        *
       PROPOSAL: Approve the Wood Procurement Policy




--------------------------------------------------------------------------------------------------------------------------
 SUNCORP METWAY LIMITED                                                                      Agenda Number:  700594066
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q8802S103
    Meeting Type:  AGM
    Meeting Date:  27-Oct-2004
          Ticker:
            ISIN:  AU000000SUN6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial statements              Mgmt          For                            *
       and the reports of the Directors and the Auditor
       for the YE 30 JUN 2004

2.a    Re-elect Mr. J.D. Story as a Director in accordance       Mgmt          For                            *
       with Clause 14(5) of the Company s Constitution,
       who retires by rotation

2.b    Re-elect Mr. M.D.E. Kriewaldt as a Director               Mgmt          For                            *
       in accordance with Clause 14(5) of the Company
       s Constitution, who retires by rotation

3.     Approve, for the purposes of Clause 14.8(a)               Mgmt          For                            *
       of the Company s Constitution and Listing Rule
       10.17, to increase the maximum amount payable
       as remuneration to Directors as the Directors
       fees in any FY by AUD 1,000,000 from AUD 1,500,000
       per annum to AUD 2,500,000 per annum inclusive
       of all statutory superannuation guarantee contribution
       made by the Company on behalf of the Directors




--------------------------------------------------------------------------------------------------------------------------
 SWIRE PACIFIC LTD                                                                           Agenda Number:  700697165
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y83310105
    Meeting Type:  AGM
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  HK0019000162
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Declare final dividends                                   Mgmt          For                            *

2.1    Re-elect Mr. M. Cubbon as a Director                      Mgmt          For                            *

2.2    Re-elect Mr. Baroness Dunn as a Director                  Mgmt          For                            *

2.3    Re-elect Mr. C. Lee as a Director                         Mgmt          For                            *

2.4    Elect Mr. C.C. Sze as a Director                          Mgmt          For                            *

2.5    Elect Mr. V.H.C. Cheng as a Director                      Mgmt          For                            *

3.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            *
       and authorize the Directors to fix their remuneration

4.     Grant a general mandate for share repurchase              Mgmt          For                            *

5.     Grant a general mandate to issue and dispose              Mgmt          Against                        *
       of additional shares in the Company

6.     Approve to add shares repurchased to the general          Mgmt          For                            *
       mandate to issue and dispose of shares in the
       Company




--------------------------------------------------------------------------------------------------------------------------
 SWISSCOM                                                                                    Agenda Number:  700691264
--------------------------------------------------------------------------------------------------------------------------
        Security:  H8398N104
    Meeting Type:  AGM
    Meeting Date:  26-Apr-2005
          Ticker:
            ISIN:  CH0008742519
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       226891 DUE TO THE ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the annual report, annual financial               Mgmt          For                            *
       statement and consolidated financial statements
       for FY 2004, reports of the statutory and Group
       Auditors

2.     Approve the appropriation of retained earnings            Mgmt          For                            *
       and declaration of dividend

3.     Approve the reduction of share capital                    Mgmt          For                            *

4.     Grant discharge to the Members of the Board               Mgmt          For                            *
       of Directors and the Executive Board

5.1    Re-elect the Chairman of the Board of Directors           Mgmt          For                            *

5.2.1  Re-elect Mr. Jacqueline Francoise Demierre as             Mgmt          For                            *
       a Member of the Board of Directors

5.2.2  Re-elect Mr. Michel Gobet as a Member of the              Mgmt          For                            *
       Board of Directors

5.2.3  Re-elect Dr. Torsten G. Kreindl as a Member               Mgmt          For                            *
       of the Board of Directors

5.2.4  Re-elect Mr. Richard Roy as a Member of the               Mgmt          For                            *
       Board of Directors

5.2.5  Elect Mr. Fides P. Baldesberger as a Member               Mgmt          For                            *
       of the Board of Directors

5.2.6  Elect Dr. Anton Scherrer as a Member of the               Mgmt          For                            *
       Board of Directors

5.2.7  Elect Mr. Othmar Vock as a Member of the Board            Mgmt          For                            *
       of Directors

6.     Elect the Statutory Auditors and the Group Auditors       Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 TAIWAN FERTILIZER CO LTD                                                                    Agenda Number:  700759636
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y84171100
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2005
          Ticker:
            ISIN:  TW0001722007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 225018 DUE TO CHANGE IN RECORD DATE. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Receive the report of the business operation              Mgmt          For                            *
       result of FY 2004

1.2    Approve the Supervisors review of financial               Mgmt          For                            *
       reports of FY 2004

2.1    Ratify the financial reports of FY 2004                   Mgmt          For                            *

2.2    Ratify the net profit allocation of FY 2004               Mgmt          For                            *
       cash dividend: TWD 1.7/shares

2.3    Ratify the purchasing duty insurance of the               Mgmt          For                            *
       Directors and Supervisors

2.4    Amend a part of the Company Articles                      Mgmt          For                            *

2.5    Amend the process procedures of the acquisition           Mgmt          For                            *
       and disposal of assets

3.     Extraordinary proposals                                   Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD                                                   Agenda Number:  700648744
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y84629107
    Meeting Type:  AGM
    Meeting Date:  10-May-2005
          Ticker:
            ISIN:  TW0002330008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Receive the 2004 business operations                      Mgmt          For                            *

1.2    Receive the audited reports                               Mgmt          For                            *

1.3    Receive the status of asset acquisition or disposal       Mgmt          For                            *

1.4    Receive the status of endorsement and guarantee           Mgmt          For                            *

1.5    Receive the status of purchasing treasury stocks          Mgmt          For                            *

2.1    Acknowledge the 2004 business reports and the             Mgmt          For                            *
       financial statements

2.2    Approve the 2004 profit distribution; proposed            Mgmt          For                            *
       cash dividend: TWD 2 per share

2.3    Approve the issuance of new shares from retained          Mgmt          For                            *
       earnings and staff bonus; proposed stock dividend:
       50 for 1,000 shares held

2.4    Amend the Articles of Incorporation                       Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 TDC A/S  (EX?: TELE DANMARK AS)                                                             Agenda Number:  700586336
--------------------------------------------------------------------------------------------------------------------------
        Security:  K94545108
    Meeting Type:  EGM
    Meeting Date:  27-Sep-2004
          Ticker:
            ISIN:  DK0010253335
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

1.     Elect the Chairman of the meeting                         Mgmt          For                            *

2.A    Amend Articles 9, Clause 2, Sub-clause 6, Article14,      Mgmt          For                            *
       Clause 1 and Article 14, Clause 7 the Articles
       of Association as follows: the Chairman and
       the Vice-Chairman of the Board of Directors
       are elected by the Board of Directors instead
       of by the general meeting

2.B    Amend Article 9, Clause 2, Sub-clause 6 and               Mgmt          For                            *
       Article 14, Clauses 2-9 of the Articles of
       Association as follows: the provisions regarding
       alternates for the Members of the Board of
       Directors are repealed

2.C    Amend Article 14, Clause 1 and Clause 6 of the            Mgmt          For                            *
       Articles of Association as follows: the number
       of Members of the Board of Directors is amended
       to 6-8

2.D    Amend Article 16, Clause 1 of the Articles of             Mgmt          For                            *
       Association as follows: the number of Members
       of the Executive Committee is amended to 2-4

3.1    Elect Mr. Stine Bosse as a Member of the Board            Mgmt          For                            *
       of Directors

3.2    Elect Mr. Preben Damgaardog Per-Arne Sandstrom            Mgmt          For                            *
       as a Member of the Board of Directors

4.     AOB                                                       Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 TDC A/S  (EX?: TELE DANMARK AS)                                                             Agenda Number:  700645320
--------------------------------------------------------------------------------------------------------------------------
        Security:  K94545108
    Meeting Type:  AGM
    Meeting Date:  17-Mar-2005
          Ticker:
            ISIN:  DK0010253335
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP.  THANK YOU.

1.     Elect the Chairman of the meeting                         Mgmt          For                            *

2.     Approve the Board of Directors  report on the             Mgmt          For                            *
       activities of the Company during the preceding
       year

3.     Adopt the annual report                                   Mgmt          For                            *

4.     Grant discharge to the Board of Directors and             Mgmt          For                            *
       the Executive Committee from their obligations
       in respect of the annual report

5.     Approve the appropriation of the profit according         Mgmt          For                            *
       to the annual report

6.1    Re-elect Mr. Thorleif Krarup as a Director                Mgmt          For                            *

6.2    Re-elect Mr. Niels Heering as a Director                  Mgmt          For                            *

6.3    Re-elect Mr. Kurt Anker Nielsen as a Director             Mgmt          For                            *

6.4    Re-elect Mr. Christine Bosse as a Director                Mgmt          For                            *

6.5    Re-elect Mr. Preben Damgaiard as a Director               Mgmt          For                            *

6.6    Re-elect Mr. Per-Arne Sandstrom as a Director             Mgmt          For                            *

7.a    Amend Article 4(1) of the Articles of Association         Mgmt          For                            *

7.b    Amend Article 4a (1), Article 5 (2)                       Mgmt          For                            *
       (11), Article
       10 (3) and Article 14 (2) of the Articles of
       Association

7.c    Amend Article 6 (3), Article 9 (2), Paragraph             Mgmt          For                            *
       7 and Article 21 (1) of the Articles of Association

7.d    Amend Article 9 (2), Paragraph 1 and Article              Mgmt          For                            *
       11 (1) of the Articles of Association

8.     Re-elect PricewaterhouseCoopers as the Company            Mgmt          For                            *
       s Auditor

9.     Authorize the Board of Directors  to allow the            Mgmt          For                            *
       Company to acquire own shares at a nominal
       value of up to 10% of the share capital of
       the Company, cf. Section 48 of the Danish Companies
       Act; the purchase price of the shares in question
       must not deviate my more than 10% from the
       price quoted on the Copenhagen Stock Exchange
       at the time of acquisition;  Authority expires
       at the next AGM

10.    AOB                                                       Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 TELECOM CORPORATION OF NEW ZEALAND LTD                                                      Agenda Number:  700589697
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q89499109
    Meeting Type:  AGM
    Meeting Date:  07-Oct-2004
          Ticker:
            ISIN:  NZTELE0001S4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       166234 DUE TO CHANGE IN THE AGENDA.  ALL VOTES
       RECEIVED ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

1.     Authorize the Directors to fix the Auditors               Mgmt          For                            *
       remuneration

2.     Re-elect Mr. Rod McGeoch as a Director of Telecom         Mgmt          For                            *

3.     Re-elect Mr. Michael Tyler as a Director of               Mgmt          For                            *
       Telecom

4.     Re-elect Mr. Wayne Boyd as a Director of Telecom          Mgmt          For                            *

5.     Re-elect Mr. Rob McLeod as a Director of Telecom          Mgmt          For                            *

S.6    Amend the Company s Constitution to incorporate           Mgmt          For                            *
       the NZX Listing Rules by reference and provide
       for changes to the Companies Act, 1993




--------------------------------------------------------------------------------------------------------------------------
 TELECOM ITALIA S P A NEW                                                                    Agenda Number:  700593711
--------------------------------------------------------------------------------------------------------------------------
        Security:  T92778124
    Meeting Type:  SGM
    Meeting Date:  25-Oct-2004
          Ticker:
            ISIN:  IT0003497176
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       26 OCT 2004 (AND A THIRD CALL ON 27 OCT 2004).
       CONSEQUENTLY, YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. PLEASE BE ALSO ADVISED THAT YOUR
       SHARES WILL BE BLOCKED UNTIL THE QUORUM IS
       MET OR THE MEETING IS CANCELLED. THANK YOU.

1.     Receive the Common Representative s report on             Mgmt          For                            *
       the fund set up to cover the necessary expenses
       for the protection of saving shares interests

2.     Appoint saving shares Common Representative               Mgmt          For                            *
       and approve to state related emoluments




--------------------------------------------------------------------------------------------------------------------------
 TELEFONICA SA                                                                               Agenda Number:  700707663
--------------------------------------------------------------------------------------------------------------------------
        Security:  E90183182
    Meeting Type:  OGM
    Meeting Date:  30-May-2005
          Ticker:
            ISIN:  ES0178430E18
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       31 MAY 2005 CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE ALSO BE ADVISED THAT
       ADDITIONAL INFORMATION CONCERNING  TELEFONICA
       SA  CAN ALSO BE VIEWED ON THE COMPANY S WEBSITE:
       http://www.telefonica.es. THANK YOU.

1.     Examination and approval, if applicable, of               Mgmt          For                            *
       the Annual Accounts and Management Report of
       Telefonica, S.A. and its Consolidated Group
       of Companies, as well as the proposal for the
       application of the results of Telefonica, S.A.,
       and that of the management of the Company s
       Board of Directors, all for the 2004 financial
       year.

2.     Shareholder remuneration: A) Distribution of              Mgmt          For                            *
       dividends with a charge to the Additional Paid-
       in capital reserve and B) Extraordinary non-cash
       distribution of additional paid- in capital.

3.     Examination and approval, if applicable, of               Mgmt          For                            *
       the Proposed Merger of Telefonica, S.A. and
       Terra Networks, S.A. and approval, as the Merger
       Balance Sheet, of Telefonica, S.A. s Balance
       Sheet closed on December 31, 2004. Approval
       of merger between Telefonica, S.A. and Terra
       Networks, S.A. by means of the absorption of
       the latter by the former, with the extinction
       of Terra Networks, S.A. and the en bloc transfer
       of all of its assets and liabilities to Telefonica,
       S.A., with the provision that the exchange
       shall be satisfied through the delivery of
       treasury shares of Telefonica S.A., all in
       accordance with the provisions of the Merger
       Plan. Application of the special tax regime
       set forth in Chapter VIII of Title VII of the
       Restated Text of the Corporate Income Tax Law
       in connection with the merger. Establishment
       of procedures to facilitate the exchange of
       shares. Delegation of powers.

4.     Appointment of Directors.                                 Mgmt          For                            *

5.     Designation of the Accounts Auditor for Telefonica,       Mgmt          For                            *
       S.A. and its Consolidated Group of Companies,
       under the provisions of article 42 of the Spanish
       Commerce Code (Codigo de Comercio) and article
       204 of the Spanish Corporations Act (Ley de
       Sociedades Anonimas).

6.     Authorization for the acquisition of treasury             Mgmt          For                            *
       stock, directly or through Group companies.

7.     Reduction of share capital through the amortizing         Mgmt          For                            *
       of treasury stock, with the exclusion of the
       right to opposition by creditors, through the
       redrafting of the article in the Bylaws that
       refers to the share capital.

8.     Delegation of powers to formalize, construe,              Mgmt          For                            *
       correct and execute the resolutions adopted
       by the Annual General Shareholders  Meeting.




--------------------------------------------------------------------------------------------------------------------------
 THE DOW CHEMICAL COMPANY                                                                    Agenda Number:  932286809
--------------------------------------------------------------------------------------------------------------------------
        Security:  260543103
    Meeting Type:  Annual
    Meeting Date:  12-May-2005
          Ticker:  DOW
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JACQUELINE K. BARTON                                      Mgmt          For                            For
       ANTHONY J. CARBONE                                        Mgmt          For                            For
       BARBARA H. FRANKLIN                                       Mgmt          For                            For
       ANDREW N. LIVERIS                                         Mgmt          For                            For
       HAROLD T. SHAPIRO                                         Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT        Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM.

03     STOCKHOLDER PROPOSAL ON CERTAIN TOXIC SUBSTANCES.         Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 THE SERVICEMASTER COMPANY                                                                   Agenda Number:  932291379
--------------------------------------------------------------------------------------------------------------------------
        Security:  81760N109
    Meeting Type:  Annual
    Meeting Date:  06-May-2005
          Ticker:  SVM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ROBERTO R. HERENCIA                                       Mgmt          For                            For
       LOUIS J. GIULIANO                                         Mgmt          For                            For
       BETTY JANE HESS                                           Mgmt          For                            For
       JONATHAN P. WARD                                          Mgmt          For                            For
       EILEEN A. KAMERICK                                        Mgmt          For                            For
       COLEMAN H. PETERSON                                       Mgmt          For                            For

02     APPROVE THE AMENDMENT TO THE AMENDED AND RESTATED         Mgmt          For                            For
       CERTIFICATE OF INCORPORATION.

03     RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE               Mgmt          For                            For
       LLP AS INDEPENDENT AUDITORS.




--------------------------------------------------------------------------------------------------------------------------
 THE SOUTHERN COMPANY                                                                        Agenda Number:  932308819
--------------------------------------------------------------------------------------------------------------------------
        Security:  842587107
    Meeting Type:  Annual
    Meeting Date:  25-May-2005
          Ticker:  SO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       D.P. AMOS                                                 Mgmt          For                            For
       D.J. BERN                                                 Mgmt          For                            For
       F.S. BLAKE                                                Mgmt          For                            For
       T.F. CHAPMAN                                              Mgmt          For                            For
       B.S. GORDON                                               Mgmt          For                            For
       D.M. JAMES                                                Mgmt          For                            For
       Z.T. PATE                                                 Mgmt          For                            For
       J.N. PURCELL                                              Mgmt          For                            For
       D.M. RATCLIFFE                                            Mgmt          For                            For
       G.J. ST. PE                                               Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          For                            For
       & TOUCHE AS INDEPENDENT AUDITORS FOR 2005

03     STOCKHOLDER PROPOSAL ON POLITICAL CONTRIBUTIONS           Shr           Against                        For
       REPORT




--------------------------------------------------------------------------------------------------------------------------
 THE ST. PAUL TRAVELERS COMPANIES, IN                                                        Agenda Number:  932196593
--------------------------------------------------------------------------------------------------------------------------
        Security:  792860108
    Meeting Type:  Annual
    Meeting Date:  28-Jul-2004
          Ticker:  STA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       H.P. BERKOWITZ                                            Mgmt          For                            For
       K.J. BIALKIN                                              Mgmt          For                            For
       C.H. BYRD                                                 Mgmt          For                            For
       J.H. DASBURG                                              Mgmt          For                            For
       L.B. DISHAROON                                            Mgmt          For                            For
       J.M. DOLAN                                                Mgmt          For                            For
       K.M. DUBERSTEIN                                           Mgmt          For                            For
       J.S. FISHMAN                                              Mgmt          For                            For
       L.G. GRAEV                                                Mgmt          For                            For
       M.D. HARTZBAND                                            Mgmt          For                            For
       T.R. HODGSON                                              Mgmt          For                            For
       W.H. KLING                                                Mgmt          For                            For
       J.A. LAWRENCE                                             Mgmt          For                            For
       R.I. LIPP                                                 Mgmt          For                            For
       B.J. MCGARVIE                                             Mgmt          For                            For
       G.D. NELSON, MD                                           Mgmt          For                            For
       C. OTIS, JR.                                              Mgmt          For                            For
       J.M. PEEK                                                 Mgmt          For                            For
       N.A. ROSEMAN                                              Mgmt          For                            For
       C.W. SCHARF                                               Mgmt          For                            For
       G.M. SPRENGER                                             Mgmt          For                            For
       F.J. TASCO                                                Mgmt          For                            For
       L.J. THOMSEN                                              Mgmt          For                            For

02     PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP              Mgmt          For                            For
       AS ST. PAUL TRAVELERS  INDEPENDENT AUDITORS
       FOR 2004.

03     PROPOSAL TO APPROVE THE ST. PAUL TRAVELERS COMPANIES,     Mgmt          For                            For
       INC. 2004 STOCK INCENTIVE PLAN.




--------------------------------------------------------------------------------------------------------------------------
 THE ST. PAUL TRAVELERS COMPANIES, IN                                                        Agenda Number:  932281556
--------------------------------------------------------------------------------------------------------------------------
        Security:  792860108
    Meeting Type:  Annual
    Meeting Date:  03-May-2005
          Ticker:  STA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN H. DASBURG                                           Mgmt          For                            For
       LESLIE B. DISHAROON                                       Mgmt          For                            For
       JANET M. DOLAN                                            Mgmt          For                            For
       KENNETH M. DUBERSTEIN                                     Mgmt          For                            For
       JAY S. FISHMAN                                            Mgmt          For                            For
       LAWRENCE G. GRAEV                                         Mgmt          For                            For
       THOMAS R. HODGSON                                         Mgmt          For                            For
       ROBERT I. LIPP                                            Mgmt          For                            For
       BLYTHE J. MCGARVIE                                        Mgmt          For                            For
       GLEN D. NELSON, MD                                        Mgmt          For                            For
       CLARENCE OTIS, JR.                                        Mgmt          For                            For
       CHARLES W. SCHARF                                         Mgmt          For                            For
       LAURIE J. THOMSEN                                         Mgmt          For                            For

02     PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP              Mgmt          For                            For
       AS ST. PAUL TRAVELERS  INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR 2005.




--------------------------------------------------------------------------------------------------------------------------
 THE WHARF (HOLDINGS) LTD                                                                    Agenda Number:  700705063
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9551M108
    Meeting Type:  AGM
    Meeting Date:  18-May-2005
          Ticker:
            ISIN:  HK0004000045
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the statement of accounts and the reports         Mgmt          For                            *
       of the Directors and Auditors for the YE 31st
       DEC 2004

2.     Declare a final dividend for the YE 31st DEC              Mgmt          For                            *
       2004

3.     Re-elect retiring Directors                               Mgmt          For                            *

4.     Appoint Auditors and authorise the Directors              Mgmt          For                            *
       to fix their remuneration

5.     Approve: to increase in the rate of fee payable           Mgmt          For                            *
       to each Director of the Company from HKD 35,000
       per annum to HKD 50,000 per annum, and to pay
       to each of those Directors of the Company who
       from time to time are also members of the Audit
       Committee of the Company of an extra remuneration
       at the ratio of HKD 15,000 per annum

6.     Authorize the Directors of the Company to purchase        Mgmt          For                            *
       shares in the capital of the Company during
       the relevant period, on The Stock Exchange
       of Hong Kong Limited or any other stock exchange
       recognised for this purpose by the Securities
       and Futures Commission of Hong Kong and The
       Stock Exchange of Hong Kong Limited under the
       Code on Share Repurchase, not exceeding 10%
       of the aggregate nominal amount of the issued
       share capital of the Company at the date of
       passing this resolution;  Authority expires
       the earliest of the conclusion of the next
       AGM of the Company; or the expiration of the
       period within which the next AGM of the Company
       is to be held by law; or the revocation or
       variation of the authority given under this
       resolution by ordinary resolution of the shareholders
       in general meeting

7.     Authorize the Directors of the Company to allot,          Mgmt          Against                        *
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during the relevant
       period, not exceeding the aggregate of 20%
       of the aggregate nominal amount of the issued
       share capital of the Company at the date of
       passing this resolution; otherwise than pursuant
       to i) any executive or employee share option
       or incentive scheme; or ii) a rights issue;
       or iii) any scrip dividend or similar arrangement;
       Authority expires the earliest of the conclusion
       of the next AGM of the Company; or the expiration
       of the period within which the next AGM of
       the Company is to be held by law; or the revocation
       or variation of the approval given under this
       resolution by ordinary resolution of the shareholders
       in general meeting

8.     Approve to extend the general mandate granted             Mgmt          For                            *
       to the Directors of the Company to allot, issue
       and deal with any additional shares of the
       Company pursuant to ordinary resolution  7
       , by an amount representing the aggregate nominal
       amount of the share capital repurchased by
       the Company pursuant to ordinary resolution
       6 , provided that such extended amount does
       not exceed 10% of the aggregate nominal amount
       of the issued share capital of the Company
       at the date of passing this resolution




--------------------------------------------------------------------------------------------------------------------------
 TONENGENERAL SEKIYU K.K., TOKYO                                                             Agenda Number:  700659785
--------------------------------------------------------------------------------------------------------------------------
        Security:  J8657U110
    Meeting Type:  AGM
    Meeting Date:  25-Mar-2005
          Ticker:
            ISIN:  JP3428600005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the profit appropriation for No.85 term:          Mgmt          For                            *
       dividends for the current term has been proposed
       as JPY 18 per share  JPY 36 on a yearly basis

2.1    Elect Mr. G.W. Pruessing as a Director                    Mgmt          For                            *

2.2    Elect Mr. Kenichi Sugiyama as a Director                  Mgmt          For                            *

2.3    Elect Mr. Kazuo Suzuki as a Director                      Mgmt          For                            *

2.4    Elect Mr. W.J. Bogaty as a Director                       Mgmt          For                            *

2.5    Elect Mr. J.F. Spruill as a Director                      Mgmt          For                            *

2.6    Elect Mr. Jun Mutou as a Director                         Mgmt          For                            *

3.     Elect Mr. Jun Oota as an Alternate Statutory              Mgmt          For                            *
       Auditor

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No vote
       AGENDA. IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TOTAL S.A.                                                                                  Agenda Number:  932319343
--------------------------------------------------------------------------------------------------------------------------
        Security:  89151E109
    Meeting Type:  Annual
    Meeting Date:  17-May-2005
          Ticker:  TOT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     APPROVAL OF THE PARENT COMPANY FINANCIAL STATEMENTS       Mgmt          For                            For

O2     APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS         Mgmt          For                            For

O3     ALLOCATION OF EARNINGS, DECLARATION OF DIVIDEND           Mgmt          For                            For

O4     AGREEMENTS COVERED BY ARTICLE L. 225-38 OF THE            Mgmt          For                            For
       FRENCH COMMERCIAL CODE

O5     AUTHORIZATION FOR THE BOARD OF DIRECTORS TO               Mgmt          For                            For
       TRADE SHARES OF THE COMPANY

O6     RENEWAL OF THE APPOINTMENT OF MR. PAUL DESMARAIS          Mgmt          For                            For
       JR. AS A DIRECTOR

O7     RENEWAL OF THE APPOINTMENT OF MR. BERTRAND JACQUILLAT     Mgmt          For                            For
       AS A DIRECTOR

O8     RENEWAL OF THE APPOINTMENT OF MR. MAURICE LIPPENS         Mgmt          For                            For
       AS A DIRECTOR

O9     APPOINTMENT OF LORD LEVENE OF PORTSOKEN, KBE,             Mgmt          For                            For
       AS A DIRECTOR

E10    AUTHORITY TO BOARD TO RAISE CAPITAL BY ISSUING            Mgmt          Against                        Against
       EQUITY OR EQUITY- LINKED SECURITIES WITH PREFERENTIAL
       SUBSCRIPTION RIGHTS

E11    AUTHORITY TO BOARD TO RAISE CAPITAL BY ISSUING            Mgmt          Against                        Against
       EQUITY OR EQUITY- LINKED SECURITIES WITHOUT
       PREFERENTIAL SUBSCRIPTION RIGHTS

E12    AUTHORITY TO THE BOARD FOR THE PURPOSE OF CAPITAL         Mgmt          For                            For
       INCREASES PURSUANT TO ARTICLE L. 443-5 OF THE
       FRENCH LABOR CODE

E13    AUTHORIZATION TO GRANT SHARES OF THE COMPANY              Mgmt          For                            For
       TO EMPLOYEES AND EXECUTIVE OFFICERS OF THE
       COMPANY AND GROUP COMPANIES

A      AMENDED AUTHORIZATION TO GRANT SHARES TO EMPLOYEES        Mgmt          Against                        For
       AND EXECUTIVE OFFICERS OF THE COMPANY AND GROUP
       COMPANIES




--------------------------------------------------------------------------------------------------------------------------
 TOTAL SA                                                                                    Agenda Number:  700693319
--------------------------------------------------------------------------------------------------------------------------
        Security:  F92124100
    Meeting Type:  MIX
    Meeting Date:  17-May-2005
          Ticker:
            ISIN:  FR0000120271
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE MEETING HELD ON 28 APR               Non-Voting    No vote
       2005 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 17 MAY 2005. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE. IF YOU HAVE ALREADY SENT YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 221443, DUE TO CHANGE ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

o.1    Receive the report of the Board of Directors              Mgmt          For                            *
       and the general report of the Statutory Auditors;
       approve the financial statements and the balance
       sheet for the year 2004

o.2    Approve the consolidated financial statements             Mgmt          For                            *
       for the said FY

o.3    Approve the profits for the FY : EUR 3,443,251,656.00     Mgmt          For                            *
       prior retained earnings: EUR 1,355,570,990.00
       distributable profits : EUR 4,798,822,646.00
       appropriation to: global dividend: EUR 3,429,081,583.00
       carry forward account: EUR 1,369,741,063.00
       a dividend of EUR 5.40 will be paid; and to
       pay the interim dividend of EUR 2.40 on 24
       NOV 2004 giving the right to a tax credit;
       the remaining dividend of EUR 3.00 will be
       paid on 24 MAY 2005

o.4    Receive the special report of the Auditors on             Mgmt          For                            *
       the agreements governed by the Article L.225-38
       of the French Commercial Code; approve the
       said report and the agreements referred to
       therein

o.5    Authorize the Board of Directors to trade in              Mgmt          For                            *
       the Company s shares on the stock market as
       per the following conditions: maximum purchase
       price: EUR 250.00, maximum number of shares
       to be traded: 10% of the total number of shares
       comprising the share capital;  Authority expires
       at the end of 18 months ; it cancels and replaces
       for the period unused thereof, the delegation
       set forth in Resolution No. 5 at the CGM of
       14 MAY 2004; authorize the Board of Directors
       to take all necessary measures and accomplish
       all necessary formalities

O.6    Approve to renew the term of office of Mr. Paul           Mgmt          For                            *
       Desmarais Jr. as a Director for a period of
       3 years

O.7    Approve to renew the term of office of Mr. Bertrand       Mgmt          For                            *
       Jacquillat as a Director for a period of 3
       years

O.8    Approve to renew the term of office of Mr. Maurice        Mgmt          For                            *
       Lippens as a Director for a period of 3 years

O.9    Appoint Lord Levene of Portsoken KBE as a Director        Mgmt          For                            *
       for a period of 3 years

E.10   Authorize the Board of Directors to increase              Mgmt          Against                        *
       in one or more transactions, in France or abroad,
       the share capital by a maximum nominal amount
       of EUR 4,000,000,000.00, by way of issuing
       with the shareholders  preferential right of
       subscription, Company s ordinary shares and
       securities giving access to shares in the Company;
       approve that the nominal value of debt securities
       issued shall not exceed EUR 10,000,000,00.00;
       Authority expires at the end of 26 months
       ; it cancels and replaces for the period unused
       thereof all earlier authorizations; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

E.11   Authorize the Board of Directors to increase              Mgmt          Against                        *
       in one or more transactions, in France or abroad,
       the share capital by a maximum nominal amount
       of EUR 1,800,000,000.00 by way of issuing with
       waiver of  the shareholders  preferential rights,
       Company s ordinary shares or securities giving
       access to shares in the Company; approve that
       the nominal value of debt securities issued
       shall not exceed EUR 10,000,000,00.00;  Authority
       expires at the end of 26 months ; it cancels
       and replaces for the period unused thereof
       all earlier authorizations; authorize the Board
       of Directors to take all necessary measures
       and accomplish all necessary formalities

E.12   Authorize the Board of Directors to increase              Mgmt          For                            *
       the share capital, in one or more transactions,
       in favour of the Company s employees who are
       members of a Company Savings Plan;  Authority
       expires at the end of 26 months and for an
       amount  which shall not exceed 1.50% of the
       share capital ; it cancels and replaces for
       the fraction unused, the delegation given for
       a period of 5 years by the EGM of 14 MAY 2004;
       authorize the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities

E.13   Authorize the Board of Directors to freely allocate       Mgmt          For                            *
       in one or more transactions, Company s existing
       shares or to be issued, to the profit of the
       Company and its subsidiaries  employees in
       accordance with L.225-197-2 of the French Commercial
       Code and officers, it being provided that the
       total number of shares shall not exceed 1%
       of the registered capital;  Authority expires
       at the end of 38 months ; authorize the Board
       of Directors to take all necessary measures
       and accomplish all formalities

       PLEASE NOTE THAT THE BELOW RESOLUTION A IS NOT            Non-Voting    No vote
       AGREED BY THE BOARD OF DIRECTORS. THANK YOU.

E.13A  PLEASE NOTE THAT THIS IS A SHAREHOLDER PROPOSAL:          Shr           Against                        *
       Authorize the Board of Directors to freely
       allocate in one or more transactions, Company
       s existing shares or to be issued, to the profit
       of the Company and its subsidiaries  employees
       in accordance with Article L.225-197-2 of the
       French Commercial Code or to some categories
       of them and officers, it being provided that
       the total number of shares shall not exceed
       1% of the registered

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.    Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1




--------------------------------------------------------------------------------------------------------------------------
 U.S. BANCORP                                                                                Agenda Number:  932267772
--------------------------------------------------------------------------------------------------------------------------
        Security:  902973304
    Meeting Type:  Annual
    Meeting Date:  19-Apr-2005
          Ticker:  USB
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOEL W. JOHNSON                                           Mgmt          For                            For
       DAVID B. O'MALEY                                          Mgmt          For                            For
       O'DELL M. OWENS MD, MPH                                   Mgmt          For                            For
       CRAIG D. SCHNUCK                                          Mgmt          For                            For
       WARREN R. STALEY                                          Mgmt          For                            For

02     RATIFY SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT      Mgmt          For                            For
       AUDITOR FOR THE 2005 FISCAL YEAR.

03     AMEND CERTIFICATE OF INCORPORATION TO ELIMINATE           Mgmt          For                            For
       SUPERMAJORITY VOTING.

04     SHAREHOLDER PROPOSAL: PERFORMANCE VESTING SHARES.         Shr           Against                        For

05     SHAREHOLDER PROPOSAL: PROHIBITION ON TAX AND              Shr           Against                        For
       NON-AUDIT WORK BY INDEPENDENT AUDITORS.




--------------------------------------------------------------------------------------------------------------------------
 UBS AG                                                                                      Agenda Number:  700667085
--------------------------------------------------------------------------------------------------------------------------
        Security:  H8920M855
    Meeting Type:  AGM
    Meeting Date:  21-Apr-2005
          Ticker:
            ISIN:  CH0012032030
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 213164, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

1.     Approve the annual report, the Group and the              Mgmt          For                            *
       parent Company accounts for 2004, the reports
       of the Group and the Statutory Auditors

2.     Approve the appropriation of the retained earnings,       Mgmt          For                            *
       dividend for FY 2004

3.     Grant discharge to the Members of the Board               Mgmt          For                            *
       of Directors and the Group Executive Board

4.1.1  Re-elect Mr. Marcel Ospel as a Board Member               Mgmt          For                            *

4.1.2  Re-elect Mr. Lawrence A. Weinbach as a Board              Mgmt          For                            *
       Member

4.2.1  Elect Mr. Marco Suter as a Board Member                   Mgmt          For                            *

4.2.2  Elect Mr. Peter R. Voser as a Board Member                Mgmt          For                            *

4.3    Re-elect Ernst and Young Ltd, Basel as the Group          Mgmt          For                            *
       and the Statutory Auditors

5.1    Approve the cancellation of shares repurchased            Mgmt          For                            *
       under the 2004/2005 Share Buyback Program and
       the respective amendment of Article 4 of the
       Articles of Association

5.2    Approve the new 2005/2006 Share Buy Back Program          Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 ULTRAFRAME PLC                                                                              Agenda Number:  700627358
--------------------------------------------------------------------------------------------------------------------------
        Security:  G9187J107
    Meeting Type:  AGM
    Meeting Date:  25-Jan-2005
          Ticker:
            ISIN:  GB0001574788
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements of the Company           Mgmt          For                            *
       for the period ended 01 OCT 2004 and the reports
       of the Directors and the Auditors thereon

2.     Approve the report on the remuneration                    Mgmt          For                            *

3.     Declare a final dividend for the period ended             Mgmt          For                            *
       01 OCT 2004 of 7.86 pence per share

4.     Re-elect Mr. J.E. Lancaster as a Director, who            Mgmt          For                            *
       retires by rotation in accordance with the
       Company s Articles of Association

5.     Re-elect Mr. D.A. Moore as a Director, who retires        Mgmt          For                            *
       by rotation in accordance with the Company
       s Articles of Association

6.     Re-elect Mrs. V. Murray OBE as a Director, who            Mgmt          For                            *
       retires by rotation in accordance with the
       Company s Articles of Association

7.     Re-appoint KPMG Audit Plc as the Auditors to              Mgmt          For                            *
       hold office until the conclusion of the next
       AGM at which the accounts are laid before the
       Company and authorize the Directors to determine
       their remuneration

8.     Authorize the Directors, in substitution of               Mgmt          For                            *
       any existing authority and pursuant to the
       Section 80 of the Companies Act 1985, to allot
       relevant securities  Section 80  up to an aggregate
       nominal amount of GBP 6,403,277;  Authority
       expires earlier the conclusion of the AGM of
       the Company held in 2006 or 15 months ; and
       the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.9    Authorize the Directors, in substitution of               Mgmt          For                            *
       any existing authorities, subject to the passing
       of Resolution 8 and pursuant to Section 95
       of the Act 1985, to allot equity securities
       Section 94 of the Act  for cash pursuant to
       the authority conferred by Resolution 8, disapplying
       the statutory pre-emption rights  Section 89(1)
       , provided that this power is limited to the
       allotment of equity securities: a) in connection
       with or pursuant to an offer by way of rights,
       open offer or other pre-emptive offer to the
       holders of shares; b) up to an aggregate nominal
       amount of GBP 1,217,336;  Authority expires
       the earlier of the conclusion of the AGM of
       the Company held in 2006 or 15 months ; and
       the Directors may allot equity securities after
       the expiry of this authority in pursuance of
       such an offer or agreement made prior to such
       expiry

10.    Approve the Ultraframe Performance Share Plan             Mgmt          For                            *
       2005  the New Plan  as specified; and authorize
       the Directors of the Company to do all things
       they may consider necessary or expedient for
       the purposes of implementing and giving effect
       to the New Plan; and authorize the Directors
       to establish further plans based on the New
       Plan but modified to take account of local
       tax, exchange control or securities law in
       overseas territories provided that any shares
       made available under such further plans are
       treated as counting against limits an individual
       or overall participation in the New Plan

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No vote
       AGENDA. IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ULTRAFRAME PLC                                                                              Agenda Number:  700627360
--------------------------------------------------------------------------------------------------------------------------
        Security:  G9187J107
    Meeting Type:  EGM
    Meeting Date:  25-Jan-2005
          Ticker:
            ISIN:  GB0001574788
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Grant authority, in accordance with the Regulation        Mgmt          For                            *
       52 of the Articles of Association and for the
       purposes of Section 166 of the Companies Act
       1985  the Act , to make one or more market
       purchases  Section 163 of the Companies Act
       1985  of up to 9,738,388 ordinary shares of
       25p each in the capital of the Company  10%
       of the issued share capital of the Company
       , at a minimum price of 25p per share  exclusive
       of expenses  and not more than 5% above the
       average middle market quotations for such shares
       derived from the London Stock Exchange Daily
       Official List, over the previous 5 business
       days;  Authority expires the earlier of the
       conclusion of the AGM of the Company in 2006
       or 15 months ; the Company, before the expiry,
       may make a contract to purchase ordinary shares
       which will or may be executed wholly or partly
       after such expiry

2.     Approve the waiver by the Panel on Takeovers              Mgmt          For                            *
       and Merger as specified of any obligation on
       the Concert Party  as specified  to make a
       general offer to shareholders of the Company
       under Rule 9 of the City Code on Takeovers
       and Mergers which would otherwise arise by
       reason of the acquisition by the Company of
       up to 9,738,688 ordinary shares of 25p each
       in the capital of the Company which acquisition
       would result in an increase in the aggregate
       holding of members of the Concert Party from
       34.67% to a maximum of 38.53% of the issued
       share capital of the Company

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No vote
       AGENDA. IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 UNIBAIL HOLDING                                                                             Agenda Number:  700610961
--------------------------------------------------------------------------------------------------------------------------
        Security:  F95094110
    Meeting Type:  OGM
    Meeting Date:  07-Dec-2004
          Ticker:
            ISIN:  FR0000124711
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       15 DEC 2004. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED. THANK YOU

1.     Approve the special distribution of EUR 23.00             Mgmt          For                            *
       per share, representing a maximum amount of
       EUR 1,049,866,763.00, withdrawn from the reserves
       account, as: (-) EUR 406,208,717.00 from the
       free reserve account; (-) EUR 363,228,195.00
       from the share premium account; (-) EUR 130,251,006.00
       from the issue premium account; (-) for the
       balance, a maximum of EUR 150,178,845.00 from
       the issue premium account

2.     Approve, the special distribution will be carried         Mgmt          For                            *
       out by cash and paid on 07 JAN 2005 to the
       profit of any holder of 1 or several share(s)
       making up the Company s capital on the day
       of the present meeting

3.     Approve to grant all powers to the bearer of              Mgmt          For                            *
       a copy or an extract of the minutes of the
       present in order to accomplish all deposits
       and the publications which are prescribed by
       Law

       Verification Period:  Registered Shares: 1 to             Non-Voting    No vote
       5 days prior to the meeting date, depends on
       company s by-laws.  Bearer Shares: 6 days prior
       to the meeting date.    French Resident Shareowners
       must complete, sign and forward the Proxy Card
       directly to the sub custodian. Please contact
       your Client Service Representative to obtain
       the necessary card, account details and directions.
       The following applies to Non-Resident Shareowners:
       Proxy Cards: ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions: Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1




--------------------------------------------------------------------------------------------------------------------------
 UNIBAIL HOLDING                                                                             Agenda Number:  700670400
--------------------------------------------------------------------------------------------------------------------------
        Security:  F95094110
    Meeting Type:  MIX
    Meeting Date:  20-Apr-2005
          Ticker:
            ISIN:  FR0000124711
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France.  Please           Non-Voting    No Action                      *
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1  Please make sure
       to incorporate the following comment to all
       outgoing French meetings:  A Verification Period
       exists in France. Please see http://ics.adp.com/marketguide for complete information.  Verification Period:
       Registered Shares: 1 to 5 days prior to the
       meeting date, depends on Company s by-laws.
       Bearer Shares: 6 days prior to the meeting
       date.    French Resident Shareowners must complete,
       sign and forward the Proxy Card directly to
       the sub custodian. Please contact your Client
       Service Representative to obtain the necessary
       card, account details and directions.     The
       following applies to Non-Resident Shareowners:
       Proxy Cards: ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions: Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No Action                      *
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       28 APR 2005. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED. THANK YOU

O.1    Receive the report of the Board of Directors              Mgmt          No Action                      *
       and the general report of the Statutory Auditors
       and approve the financial statements and the
       balance sheet for the YE 31 DEC 2004

O.2    Receive the report of the Statutory Auditors              Mgmt          No Action                      *
       and approve the consolidated financial statements
       for 2004 FY

O.3    Approve the recommendations of the Board of               Mgmt          No Action                      *
       Directors and resolve to appropriate the profits
       as follows: profits for the FY: EUR 486,791,043.39;
       prior retained earnings: Nil; distributable
       profits: EUR 486,791,043.39; global dividend:
       EUR 170,101,203.75; the balance of EUR 316,689,839.64
       is allocated to the carry forward account;
       as 3 interim dividends for an amount of EUR
       2.70 were already paid, the shareholders will
       receive the balance of EUR 1.05 per share on
       15 JUL 2005

O.4    Approve the reserves with the following amounts:          Mgmt          No Action                      *
       legal reserve: EUR 34,743,537.37; special reserve
       on long-term capital gains: EUR 42,589,205.65;
       the general meeting resolves to: (-) decrease
       the legal reserves by EUR 22,680,160.50 so
       that it represents 10% of the registered capita;
       (-) the surplus of EUR 54,652,582.52 will be
       transferred to the special reserve on long-term
       capital gains account, thus amounting to EUR
       54,652,582.52; as a consequence, a 2.5% tax
       in full discharge from debt from the amount
       transferred will have to be paid in march 2006
       and in march 2007 and will be deducted from
       the carry forward account; ordinary reserves
       will be subsequently distributed, without any
       additional taxes

O.5    Acknowledge the special report of the Auditors            Mgmt          No Action                      *
       on agreements governed by Articles L. 225-38
       and Sequence of the French Commercial Code
       and approve the agreements referred to therein

O.6    Approve to renew the term of office of Mr. Leon           Mgmt          No Action                      *
       Bressler as the Director up to the general
       meeting called to deliberate on 2007 FY

O.7    Approve to renew the term of office of Mr. Jacques        Mgmt          No Action                      *
       Dermagne as the Director up to the general
       meeting called to deliberate on 2007 FY

O.8    Ratify the Co-optation of Mr. Jean-Louis Solal            Mgmt          No Action                      *
       as the Director up to the general meeting called
       to deliberate on FY 2007 and approve to renew
       the term of office of Mr. Roger Papaz as the
       Director for the same period

O.9    Appoint Mr. Yves Lyon-Caen as the Director for            Mgmt          No Action                      *
       a period of 3 years

O.10   Approve to renew the term of office of Ernst              Mgmt          No Action                      *
       and Young as the Statutory Auditor for a period
       of 6 years

O.11   Appoint BDO Marque and Gendrot as the Statutory           Mgmt          No Action                      *
       Auditor for a period of 6 years

O.12   Appoint Barbier, Frinault ET Autres as the Deputy         Mgmt          No Action                      *
       Auditor for a period of 6 years

O.13   Approve to renew the term of office of Mazars             Mgmt          No Action                      *
       ET Guerard as the Statutory Auditor for a period
       of 6 years

O.14   Authorize the Board of Directors to buy back              Mgmt          No Action                      *
       the Company s shares on the open market, as
       per the following conditions: maximum purchase
       price: EUR 120.00 minimum sale price: EUR 90.00
       maximum number of shares that may be acquired:
       10% of the number of shares comprising the
       share capital;  Authority expires at the end
       of 18 months ; the present delegation cancels
       and replaces the delegation set forth in Resolution
       Number 9 and given by the general meeting of
       08 APR 2004; authorize the Board of Directors
       to take all necessary measures and accomplish
       all necessary formalities

E.15   Authorize the Board of Directors to increase              Mgmt          No Action                      *
       the share capital, in one or more transactions
       and at its sole discretion, by way of capitalizing
       retained earnings, income or premiums, to be
       carried out through the issue of bonus shares
       or the raise of the par value of the existing
       shares;  Authority expires at the end of 26
       months

O.16   Authorize the Board of Directors, with reference          Mgmt          No Action                      *
       to delegation given in Resolution Number 14,
       to reduce the share capital by cancelling the
       shares held by the Company in connection with
       a stock repurchase plan, provided that the
       total number of shares cancelled in the 24
       months does not exceed 10% of the capital;
       Authority expires at the end of 18 months
       ; the present delegation cancels and replaces
       the delegation set forth in Resolution Number
       10 and given by the general meeting of 08 APR
       2004

O.17   Authorize the Board of Directors to increase              Mgmt          No Action                      *
       in one or more transactions, in France or abroad,
       the share capital, provided that the total
       nominal amount shall not exceed EUR 75,000,000.00
       of the share capital, by way of issuing ordinary
       shares to be subscribed in cash or any securities
       giving access to the share capital, with maintenance
       of the Shareholders  Subscription Right;  Authority
       expires at the end of 26 months

O.18   Authorize the Board of Directors to increase              Mgmt          No Action                      *
       in one or more transactions, in France or abroad,
       the share capital, provided that it shall not
       exceed 25% of the share capital, by way of
       issuing ordinary shares to be subscribed in
       cash or any securities giving access to the
       share capital, with waiver of the shareholders
       subscription right;  Authority expires at
       the end of 26 months

O.19   Authorize the Board of Directors to increase              Mgmt          No Action                      *
       the share capital, within the limit of 10%
       of the share capital, with waiver of the Shareholders
       Subscription Right, in consideration for the
       contributions in kind granted to the Company
       in the event of a public exchange offer;  Authority
       expires at the end of 26 months

O.20   Authorize the Board of Directors to increase              Mgmt          No Action                      *
       the share capital, in one or more transactions,
       at its sole discretion, in favor of the Company
       s Employees who are Members of a Company Savings
       Plan, with waiver of the Shareholders  Preferential
       Subscription Right, provided that the amount
       shall not exceed 1% of the share capital;
       Authority expires at the end of 5 years

O.21   Authorize the Board of Directors to proceed               Mgmt          No Action                      *
       with allocations free of charge of Company
       s existing ordinary shares or to be issued,
       in favor of the Company s employees and the
       Managers, provided that they shall not represent
       more than 1% of the share capital;  Authority
       expires at the end of 38 months

O.22   Grant all powers to the bearer of a copy or               Mgmt          No Action                      *
       an extract of the minutes of this meeting in
       order to accomplish all formalities, filings
       and registrations prescribed by law




--------------------------------------------------------------------------------------------------------------------------
 UNICREDITO ITALIANO SPA, GENOVA                                                             Agenda Number:  700681035
--------------------------------------------------------------------------------------------------------------------------
        Security:  T95132105
    Meeting Type:  OGM
    Meeting Date:  30-Apr-2005
          Ticker:
            ISIN:  IT0000064854
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       01 MAY 2005 AND A THIRD CALL ON 02 MAY 2005.
       CONSEQUENTLY, YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. PLEASE BE ALSO ADVISED THAT YOUR
       SHARES WILL BE BLOCKED UNTIL THE QUORUM IS
       MET OR THE MEETING IS CANCELLED.  THANK YOU

       PLEASE NOTE THAT THIS IS A MIX MEETINH. THANK             Non-Voting    No vote
       YOU.

O.1    Approve the balance sheet reports as of 31 DEC            Mgmt          For                            *
       2004 together with the Board of Directors,
       the Internal and the External Auditors  reports;
       the consolidated balance sheet reports and
       the social and the environmental report

O.2    Approve the profit allocation                             Mgmt          For                            *

O.3    Appoint the Directors after stating their number          Mgmt          For                            *
       for the financial years 2005-2007 with term
       in office expiring at the meeting called to
       approve the 2007 balance sheet reports

O.4    Approve the Board of Directors and the Executive          Mgmt          For                            *
       Committee annual emolument, as per Article
       26 of the By-Law

O.5    Authorize Unicredito Italiano S.P.A. to join              Mgmt          For                            *
       the European economic interest grouping called,
       global development, as per Article 2361 Comma
       2, of the Italian Civil Code

O.6    Approve to take on savings shareholders representative    Mgmt          For                            *
       s emolument

E.1    Approve the merger by incorporation of Banca              Mgmt          For                            *
       Dell Umbria 1462 S.P.A. and Cassa Risparmio
       Carpi S.P.A. into Unicredito Italiano S.P.A.;
       amend the By-Law




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER NV                                                                                 Agenda Number:  700673987
--------------------------------------------------------------------------------------------------------------------------
        Security:  N8981F156
    Meeting Type:  OGM
    Meeting Date:  10-May-2005
          Ticker:
            ISIN:  NL0000009348
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

       PLEASE NOTE THAT BLOCKING CONDITIONS ARE RELAXED.         Non-Voting    No vote
       BLOCKING IS LIMITED TO THE PERIOD BETWEEN THE
       CUT-OFF DATE SET TO 27 APR 2005 AND ONE DAY
       FOLLOWING THE REGISTRATION DATE SET TO 03 MAY
       2005. VOTE INSTRUCTIONS RECEIVED AFTER THE
       CUT-OFF DATE ARE CONSIDERED LATE. LATE VOTES
       ARE PROCESSED ON A BEST EFFORT BASIS. SHARE
       BLOCKING IS APPLIED TO LATE VOTES BEGINNING
       ON RECEIPT DATE OF VOTE INSTRUCTIONS THROUGH
       THE DAY FOLLOWING REGISTRATION DATE. SHARES
       CAN BE TRADED THEREAFTER. THANK YOU

1.     Consideration of the Annual Report for the 2004           Non-Voting    No vote
       financial year submitted by the Board of Directors
       and the report of the Remuneration Committee.

2.     Adoption of the Annual Accounts and appropriation         Mgmt          For                            *
       of the profit for the 2004 financial year.

3.     Discharge of the Executive Directors.                     Mgmt          For                            *

4.     Discharge of the Non-Executive Directors.                 Mgmt          For                            *

5.     Corporate Governance and alterations to the               Mgmt          For                            *
       Articles of Association.

6.A    Appointment of Executive Directors - PJ Cescau            Mgmt          For                            *

6.B    Appointment of Executive Directors - CJ van               Mgmt          For                            *
       der Graaf

6.C    Appointment of Executive Directors - RHP Markham          Mgmt          For                            *

6.D    Appointment of Executive Directors - RD Kugler            Mgmt          For                            *

7.A    Appointment of Non-Executive Directors - A Burgmans       Mgmt          For                            *

7.B    Appointment of Non-Executive Directors - The              Mgmt          For                            *
       Rt Hon The Lord Brittan of Spennithorne QC
       DL

7.C    Appointment of Non-Executive Directors - The              Mgmt          For                            *
       Rt Hon The Baroness Chalker of Wallasey

7.D    Appointment of Non-Executive Directors - B Collomb        Mgmt          For                            *

7.E    Appointment of Non-Executive Directors - Professor        Mgmt          For                            *
       W Dik

7.F    Appointment of Non-Executive Directors - O Fanjul         Mgmt          For                            *

7.G    Appointment of Non-Executive Directors - H Kopper         Mgmt          For                            *

7.H    Appointment of Non-Executive Directors - The              Mgmt          For                            *
       Lord Simon of Highbury CBE

7.I    Appointment of Non-Executive Directors - J van            Mgmt          For                            *
       der Veer

8.     Remuneration of Directors.                                Mgmt          For                            *

9.     NLG 0.10 cumulative preference shares; reduction          Mgmt          For                            *
       of the issued capital by cancellation, in accordance
       with Articles 99 and 100 of the Netherlands
       Civil Code, of the NLG 0.10 cumulative preference
       shares.

10.    Appointment of Auditors charged with the auditing         Mgmt          For                            *
       of the Annual Accounts for the 2005 financial
       year.

11.    Designation, in accordance with Articles 96               Mgmt          Against                        *
       and 96a of Book 2 of the Netherlands Civil
       Code, of the Board of Directors as the company
       body authorized in respect of the issue of
       shares in the Company.

12.    Authorization, in accordance with Article 98              Mgmt          For                            *
       of Book 2 of the Netherlands Civil Code, of
       the Board of Directors to purchase shares in
       the Company and depositary receipts therefore.

13.    Questions.                                                Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER NV                                                                                 Agenda Number:  700672529
--------------------------------------------------------------------------------------------------------------------------
        Security:  N8981F156
    Meeting Type:  OTH
    Meeting Date:  10-May-2005
          Ticker:
            ISIN:  NL0000009348
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 03 MAY 2005. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Opening                                                   Non-Voting    No vote

2.     Approve the designation of the newly established          Mgmt          Abstain                        *
       foundation  Stichting Administratiekantoor
       Unilever N.V.  as another trust office within
       the meaning of Article 18 Paragraph 1 of the
       applicable conditions of administration dated
       06 MAY 1999

3.     Any other business                                        Non-Voting    No vote

4.     Closure                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 UNITED BANKSHARES, INC.                                                                     Agenda Number:  932309518
--------------------------------------------------------------------------------------------------------------------------
        Security:  909907107
    Meeting Type:  Annual
    Meeting Date:  16-May-2005
          Ticker:  UBSI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD M. ADAMS                                          Mgmt          For                            For
       ROBERT G. ASTORG                                          Mgmt          For                            For
       THOMAS J. BLAIR, III                                      Mgmt          For                            For
       HARRY L. BUCH                                             Mgmt          For                            For
       W. GASTON CAPERTON, III                                   Mgmt          For                            For
       LAWRENCE K. DOLL                                          Mgmt          For                            For
       H. SMOOT FAHLGREN                                         Mgmt          For                            For
       THEODORE J. GEORGELAS                                     Mgmt          For                            For
       F.T. GRAFF, JR.                                           Mgmt          For                            For
       RUSSELL L. ISAACS                                         Mgmt          For                            For
       JOHN M. MCMAHON                                           Mgmt          For                            For
       J. PAUL MCNAMARA                                          Mgmt          For                            For
       G. OGDEN NUTTING                                          Mgmt          For                            For
       WILLIAM C. PITT, III                                      Mgmt          For                            For
       I.N. SMITH, JR.                                           Mgmt          For                            For
       MARY K. WEDDLE                                            Mgmt          For                            For
       P. CLINTON WINTER, JR.                                    Mgmt          For                            For

02     TO TRANSACT OTHER BUSINESS THAT MAY PROPERLY              Mgmt          For                            For
       COME BEFORE THE MEETING.




--------------------------------------------------------------------------------------------------------------------------
 UNITED OVERSEAS BANK LTD, SINGAPORE                                                         Agenda Number:  700685831
--------------------------------------------------------------------------------------------------------------------------
        Security:  V96194127
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  SG1M31001969
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements, the Directors           Mgmt          For                            *
       report and the Auditors  report for the YE
       31 DEC 2004

2.     Declare a final dividend of 40%  40 cents per             Mgmt          For                            *
       share  less 20% income tax for the YE 31 DEC
       2004

3.     Approve the Directors  fees of SGD 600,000 for            Mgmt          For                            *
       2004  2003: SGD 618,750

4.     Re-appoint Messrs Ernst & Young as the Auditors           Mgmt          For                            *
       of the Company and authorize the Directors
       to fix their remuneration

5.     Re-elect Mr. Wong Meng Meng as a Director                 Mgmt          For                            *

6.     Re-elect Mr. Tan Kok Quan as a Director                   Mgmt          For                            *

7.     Re-elect Mr. Ngiam Tong Dow as a Director                 Mgmt          For                            *

8.     Re-appoint Mr. Wee Cho Yaw as a Director, pursuant        Mgmt          For                            *
       to Section 153(6) of the Companies Act, Cap.
       50, until the next AGM of the Company

9.     Authorize the Directors, pursuant to Section              Mgmt          Against                        *
       161 of the Companies Act, Cap. 50, to offer
       and grant options in accordance with the Regulations
       of the UOB 1999 Share Option Scheme  the  Scheme
       and to allot and issue from time to time
       such number of shares in the Company as may
       be required to be issued pursuant to the exercise
       of options under the Scheme, provided that
       the aggregate number of shares to be issued
       pursuant to this resolution shall not exceed
       15% of the issued share capital of the Company
       from time to time

10.    Authorize the Directors, pursuant to Section              Mgmt          For                            *
       161 of the Companies Act, Cap. 50, to issue
       shares in the Company at any time and upon
       such terms and conditions and for such purposes
       as the Directors may, in their absolute discretion,
       deem fit provided that the aggregate number
       of shares to be issued pursuant to this resolution
       shall not exceed 10% of the issued share capital
       of the Company for the time being




--------------------------------------------------------------------------------------------------------------------------
 UNITED OVERSEAS BANK LTD, SINGAPORE                                                         Agenda Number:  700686198
--------------------------------------------------------------------------------------------------------------------------
        Security:  V96194127
    Meeting Type:  EGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  SG1M31001969
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Directors of the Company, for               Mgmt          For                            *
       the purposes of Sections 76C and 76E of the
       Companies Act, Chapter 50 of Singapore  the
       Companies Act , to purchase or otherwise acquire
       issued ordinary shares of SGD 1.00 each fully
       paid in the capital of the Company  the Shares
       not exceeding in aggregate the Maximum Limit
       as specified , at such price or prices as
       may be determined by the Directors of the Company
       from time to time up to the Maximum Price
       as specified , whether by way of: i) market
       purchase(s) on the Singapore Exchange Securities
       Trading Limited  SGX-ST ; and/or ii) off-market
       purchase(s)  if effected otherwise than on
       SGX-ST  in accordance with any equal access
       scheme(s) as may be determined or formulated
       by the Directors of the Company as they consider
       fit, which scheme(s) shall satisfy all the
       conditions prescribed by the Companies Act;
       and otherwise in accordance with all other
       laws and regulations and rules of SGX-ST as
       may for the time being be applicable  the share
       Purchase Mandate ;  authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the date by which the next AGM of the Company
       is required by law to be held ; and to complete
       and do all such acts and things  including
       executing such documents as may be required
       as they and/or he may consider expedient or
       necessary to give effect to the transactions
       contemplated and/or authorized by this resolution

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 UNITED OVERSEAS BK LTD                                                                      Agenda Number:  700741451
--------------------------------------------------------------------------------------------------------------------------
        Security:  V96194127
    Meeting Type:  EGM
    Meeting Date:  24-Jun-2005
          Ticker:
            ISIN:  SG1M31001969
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve that: a) the Company makes a distribution         Mgmt          For                            *
       the Distribution  of between a minimum of
       153,744,363 and a maximum of 153,844,563 ordinary
       shares of par value SGD 1.00 each  UOL Shares
       in the capital of United Overseas Land Limited
       UOL  held by the Company by way of a dividend
       in specie in the proportion of 100 UOL Shares
       for every 1,000 ordinary shares of par value
       SGD 1.00 each in the capital of the Company
       held by the shareholders of the Company as
       at 5.00 p.m. on 30 JUN 2005  the Books Closure
       Date , fractions of a UOL Share to be disregarded,
       free of encumbrances and together with all
       rights attaching thereto on and from the Books
       Closure Date, except that: i) the UOL Shares
       which would otherwise be distributed to UOL
       and its subsidiaries pursuant to the distribution
       shall be dealt with in the manner set out in
       Paragraph (c) below; and ii) the Directors
       of the Company are of the view that the distribution
       of UOL Shares to any shareholder of the Company
       whose registered address as recorded in the
       Register of Members of the Company or in the
       Depository Register maintained by The Central
       Depository  Pte  Limited  CDP  on the Books
       Closure Date is outside Singapore  the Relevant
       Overseas Shareholder  may infringe any relevant
       foreign Law or necessitate compliance with
       conditions or requirements which the Directors
       of the Company in their absolute discretion
       regard as onerous or impracticable by reason
       of costs, delay or otherwise, such UOL Shares
       shall not be distributed to such Relevant Overseas
       Shareholder, but shall be dealt with in the
       manner set out in Paragraph (d) below; b) the
       resultant entitlements to fractions of UOL
       Shares be aggregated and sold for the benefit
       of the Company or otherwise dealt with in such
       manner and on such terms and conditions as
       the Directors of the Company in their absolute
       discretion deem fit; c) the UOL Shares which
       would otherwise be distributed to UOL or any
       of its subsidiaries  the UOL Group  pursuant
       to the Distribution be distributed to such
       person(s) as the Directors of the Company may
       appoint for the purposes of sale of such UOL
       Shares  on such terms and conditions as the
       Directors of the Company deem fit , and the
       proceeds  if any  thereof, after deducting
       all dealing and other expenses in connection
       therewith, be paid to the UOL Group in full
       satisfaction of their rights to the UOL Shares
       and the UOL Group shall have no claim whatsoever
       including in respect of any such sale or the
       timing thereof  not for distribution in the
       United States against the Company, Credit Suisse
       First Boston  Singapore  Limited  CSFB  and/or
       CDP in connection therewith; d) the UOL Shares
       which would otherwise be distributed to the
       Relevant Overseas Shareholders pursuant to
       the Distribution be distributed to such person(s)
       as the Directors of the Company may appoint
       for the purposes of sale  on such terms and
       conditions as the Directors of the Company
       deem fit , and that the aggregate amount of
       the proceeds  if any  thereof, after deducting
       all dealing and other expenses in connection
       therewith, be distributed proportionately to
       and among all such Relevant Overseas Shareholders
       according to their respective entitlements
       to UOL Shares as at the Books Closure Date
       in full satisfaction of their rights to the
       UOL Shares, provided that where the amount
       of such proceeds to be paid to any particular
       Relevant Overseas Shareholder is less than
       SGD 10.00, such amount shall be retained for
       the benefit of the Company or otherwise dealt
       with in such manner and on such terms and conditions
       as the Directors of the Company deem fit, and
       no Relevant Overseas Shareholder shall have
       any claim whatsoever  including in respect
       of any such sale or the timing thereof  against
       the Company, CSFB and/or CDP in connection
       therewith; e) the Company appropriates an amount
       equal to the market value of the UOL Shares
       determined by reference to the last done price
       of UOL Shares on the Books Closure Date or,
       if that date is a day on which Singapore Exchange
       Securities Trading Limited  the SGX-ST  is
       not open for trading of securities or no trades
       are executed, on the day immediately preceding
       the Books Closure Date on which the SGX-ST
       is open for trading of securities and trade(s)
       have been executed  out of the retained profits
       of the Company to meet the value of the UOL
       Shares to be distributed to the shareholders
       of the Company; and f) authorize the Directors
       of the Company and each of them to complete
       and to do all such acts and things, decide
       all questions and exercise all discretions
       including approving, modifying and executing
       all documents  as they may consider necessary
       or expedient in connection with the distribution
       and/or to give effect to the distribution




--------------------------------------------------------------------------------------------------------------------------
 UNITED UTILITIES PLC                                                                        Agenda Number:  700564900
--------------------------------------------------------------------------------------------------------------------------
        Security:  G92806101
    Meeting Type:  AGM
    Meeting Date:  30-Jul-2004
          Ticker:
            ISIN:  GB0006462336
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the accounts and the Directors  and               Mgmt          For                            *
       the Auditor s reports for the YE 31 MAR 2004

2.     Declare a final dividend                                  Mgmt          For                            *

3.     Re-appoint Mr. Charlie Cornish as a Director              Mgmt          For                            *

4.     Re-appoint Sir. Richard Evans as a Director               Mgmt          For                            *

5.     Re-appoint Sir. Peter Middleton as a Director             Mgmt          For                            *

6.     Re-appoint Mr. Simon Batey as a Director                  Mgmt          For                            *

7.     Approve the Directors  remuneration report for            Mgmt          For                            *
       the YE 31 MAR 2004

8.     Re-appoint Deioltte & Touche LLP as the Auditors          Mgmt          For                            *
       of the Company to hold office until the conclusion
       of the next AGM

9.     Authorize the Directors to fix the Auditor s              Mgmt          For                            *
       remuneration

10.    Authorize the Directors, in accordance with               Mgmt          For                            *
       Section 80 of the Companies Act 1985  the Act
       , to allot relevant securities  Section 80(2)
       of the Act  of the Company up to an aggregate
       nominal amount of GBP 185,737,898;  Authority
       expires earlier of the conclusion of the next
       AGM of the Company or 29 OCT 2005 ; and the
       Company may before such expiry make an offer
       or agreement which would or might require relevant
       securities to be allotted after such expiry
       and the Directors may allot relevant securities
       in pursuance of such an offer or agreement
       as if the authority conferred herby had not
       expired; this authority is in substitution
       for all authorities subsisting at the time
       this resolution is passed with the exception
       of the authority granted at the EGM held on
       26 AUG 2003 in connection with the further
       issue of A shares of 50 pence each in the capital
       of the Company pursuant to the terms of the
       rights issue as specified

S.11   Authorize the Directors, pursuant to Section              Mgmt          For                            *
       95(1) of the Act, to allot equity securities
       Section 94(2) and 94(3A) of the Act  of the
       Company, pursuant to any general authority
       conferred by Section 80 of the Act, disapplying
       the statutory pre-emptive rights  Section 89
       of the Act , provided that this power is limited
       to: a) the allotment of equity securities in
       connection with a rights issue or other issue
       in favour of the holders of ordinary shares;
       b) up to a aggregate nominal amount not exceeding
       GBP 27,860,684;  Authority expires earlier
       at the conclusion of the next AGM of the Company
       or 29 OCT 2005 ; and the Director may make
       at any time prior to such expiry any offer
       or agreement which would or might require equity
       securities to be allotted thereafter and the
       Directors may allot equity securities in pursuance
       of any such offer or agreement as if the authority
       conferred had not expired; these authorities
       are in substitution for all authorities subsisting
       at the time this resolution is passed with
       the exception of the authority granted at the
       EGM held on 26 AUG 2003 in connection with
       the further issue of A shares of 50 pence each
       in the capital of the Company pursuant to the
       terms of the rights issue as specified

S.12   Authorize the Company, in accordance with Chapter         Mgmt          For                            *
       VII of the Act, or otherwise as permitted by
       Law and by the Company s Articles of Association,
       to make market purchases  Section 163(3) of
       the Act , of a maximum of 55,721,369 ordinary
       shares of GBP 1 each; the minimum price is
       GBP 1 and the maximum price is not more than
       5% above the average of the middle market quotations
       for an ordinary share derived  from the Daily
       Official List of the London Stock Exchange
       for the 5 business Days;  Authority expires
       earlier of the conclusion of the next AGM of
       the Company or 29 OCT 2005 ; and the Company
       may enter into any contract for the purchase
       of ordinary shares which might be executed
       and completed wholly or partly after its expiry

S.13   Amend the Articles of Association of the Company          Mgmt          For                            *
       as specified

14.    Amend The United Utilities PLC Performance Share          Mgmt          For                            *
       Plan as specified




--------------------------------------------------------------------------------------------------------------------------
 UPM-KYMMENE CORP                                                                            Agenda Number:  700638541
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9518S108
    Meeting Type:  AGM
    Meeting Date:  31-Mar-2005
          Ticker:
            ISIN:  FI0009005987
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MULTIPLE BENEFICAL OWNER INFORMATION NOTE: MARKET         Non-Voting    No vote
       RULES REQUIRE ADP TO DISCLOSE BENEFICIAL OWNER
       INFORMATION FOR ALL VOTED ACCOUNTS. IF AN ACCOUNT
       HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL NEED
       TO PROVIDE THE BREAKDOWN OF EACH BENEFICIAL
       OWNER NAME, ADDRESS AND SHARE POSITION TO YOUR
       ADP CLIENT SERVICE REPRESENTATIVE. THIS INFORMATION
       IS REQUIRED IN ORDER FOR ADP TO LODGE YOUR
       VOTE.

1.1    Adopt the accounts                                        Mgmt          For                            *

1.2    Approve the action on profit or loss Board s              Mgmt          For                            *
       proposal to pay a dividend of EUR 0.75 per
       share

1.3    Grant discharge from liability                            Mgmt          Against                        *

1.4    Approve the remuneration of Board members                 Mgmt          Abstain                        *

1.5    Approve the remuneration of Auditor(s)                    Mgmt          Abstain                        *

1.6    Approve the composition of the Board                      Mgmt          For                            *

1.7    Appoint the Auditor(s)                                    Mgmt          For                            *

2.     Approve to reduce the share capital, to invalidate        Mgmt          For                            *
       own shares held by the Company, by no more
       than EUR 44,504,130, by invalidating, without
       payment, no more than 26,178,900 own shares
       possibly to be acquired by the Company prior
       to the general meeting of shareholders

3.     Authorize the Board to buy back of the Company            Mgmt          For                            *
       s own shares no fewer than 100 and no more
       than 25,000,000  represents less than 5% of
       the total number of the Company s shares and
       less than 5% of the number of votes carried
       by the shares  through public trading on the
       Helsinki Stock Exchange, at the price quoted
       in public trading at the time of purchase

4.     Authorize the Board to decide on the disposal             Mgmt          Against                        *
       of the own shares bought back in accordance
       with the above decision on the following conditions:
       the authorization concerns a maximum of 25,000,000
       own shares bought back by the Company; and
       to decide to whom and in what order it will
       dispose of the said shares;  Authority expires
       after 1 year from the date of AGM

5.     Authorize the Board to decide on increasing               Mgmt          Against                        *
       the share capital by a maximum of 178,015,500
       representing 104,715,000 new shares with a
       book value of EUR 1.70 per share  through 1
       or several issuances of new shares and/or 1
       or several convertible bond issues;  Authority
       expires after 1 year

6.     Approve to issue stock options to the key personnel       Mgmt          For                            *
       of the UPM-Kymmene Group as well as to a wholly
       owned subsidiary of UPM-Kymmene Corporation;
       the number of stock options issued will be
       9,000,000

7.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        *
       PROPOSAL: Approve the presentation of agreements
       made between UPM-Kymmene Corporation and Asia
       Pacific Resources International Holdings Ltd
       (April), the chemical pulp procurement policy
       of UPM-Kymmene Corporation, the set-off of
       receivables from April upon certain conditions,
       and a demand for stricter control of illegal
       loggings to be made to the State of Indonesia




--------------------------------------------------------------------------------------------------------------------------
 UPONOR OYJ                                                                                  Agenda Number:  700606520
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9518X107
    Meeting Type:  EGM
    Meeting Date:  16-Nov-2004
          Ticker:
            ISIN:  FI0009002158
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

1.     Approve the Board s to pay a special dividend             Mgmt          For                            *
       of EUR 0.88 per shares for the FY 2003 including
       shares subscribed with stock option 1999/2000
       in 2004

2.     Approve to increase the Company shares capital            Mgmt          For                            *
       by bonus issue

3.     Amend Article 3.1 of Articles of Association              Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 UPONOR OYJ                                                                                  Agenda Number:  700645039
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9518X107
    Meeting Type:  AGM
    Meeting Date:  15-Mar-2005
          Ticker:
            ISIN:  FI0009002158
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE

1.1    Adopt the accounts                                        Mgmt          For                            *

1.2    Approve to pay a dividend of EUR 0.70 per share           Mgmt          For                            *

1.3    Grant discharge from liability                            Mgmt          For                            *

1.4    Approve the remuneration of the Board Members             Mgmt          For                            *

1.5    Approve the remuneration of the Auditor(s)                Mgmt          For                            *

1.6    Approve the composition of the Board                      Mgmt          For                            *

1.7    Elect the Auditor(s)                                      Mgmt          For                            *

2.     Amend Articles 1 and 9 of the Articles of Association     Mgmt          For                            *

3.     Approve to decrease the share capital by cancelling       Mgmt          For                            *
       Company s own shares

4.     Authorize the Board to buy back own shares                Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 UST INC.                                                                                    Agenda Number:  932287863
--------------------------------------------------------------------------------------------------------------------------
        Security:  902911106
    Meeting Type:  Annual
    Meeting Date:  03-May-2005
          Ticker:  UST
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J.D. BARR                                                 Mgmt          For                            For
       R.J. ROSSI                                                Mgmt          For                            For

02     APPROVE THE UST INC. 2005 LONG-TERM INCENTIVE             Mgmt          For                            For
       PLAN.

03     TO RATIFY AND APPROVE ERNST & YOUNG LLP AS INDEPENDENT    Mgmt          For                            For
       AUDITORS OF THE COMPANY FOR THE YEAR 2005.

04     STOCKHOLDER PROPOSAL.                                     Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 VEOLIA ENVIRONNEMENT                                                                        Agenda Number:  700683483
--------------------------------------------------------------------------------------------------------------------------
        Security:  F9686M107
    Meeting Type:  MIX
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  FR0000124141
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE MEETING HELD ON 02 MAY               Non-Voting    No vote
       2005 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 12 MAY 2005. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE. IF YOU HAVE ALREADY SENT YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.

O.1    Approve the Board of Directors and the general            Mgmt          For                            *
       report of the Statutory Auditors, the financial
       statements for the year 2004 in the form presented
       to the meeting

O.2    Approve the consolidated financial statements             Mgmt          For                            *
       for the said FY in the form presented to the
       meeting

O.3    Approve the non-deductible fees and expenses              Mgmt          For                            *
       of EUR 2,171,129.00              eral Des Impots

O.4    Approve to transfer the amount of EUR 200,000,000.00      Mgmt          For                            *
       from the special reserve on long-term capital
       gains to an ordinary reserve account  other
       reserves account  by 31 DEC 2005; following
       this transfer, the special reserve on long-term
       capital gains the special reserve on long-term
       capital gains will amount to EUR 118,823,440.00;
       the amount of EUR 4,987,500.00 corresponding
       to the special tax was posted to the retained
       earnings account on 31 DEC 2004, thus raising
       this account to EUR 461,037,241.00; the amount
       of the special tax shall be charged in 2005
       to the ordinary reserve account, thus amounting
       to EUR 195,012,500.00

O.5    Approve the recommendations of the Board of               Mgmt          For                            *
       Directors and resolves to appropriate the distributable
       profits as follows: profits for the FY: EUR
       525,658,051.00 prior retained earnings: EUR
       461,037,241.00 distributable profits: EUR 986,695,292.00
       to be allocated as follows: legal reserve:
       EUR 26,282,903.00 global dividend: EUR 276,366,948.00
       carry forward account: EUR 684,045,441.00 the
       shareholders will receive a net dividend of
       EUR 0.68 per share, eligible for the 50% allowance;
       this dividend will be paid on 27 MAY 2005

O.6    Approve the special report of the Auditors on             Mgmt          For                            *
       agreements Governed by Article L.225-38 of
       the French Commercial Code

O.7    Approve to renew Barbier Frinault and CIE, Ernst          Mgmt          For                            *
       and Young as the Statutory Auditor for a period
       of 6 years

O.8    Appoint the Firm Auditex as the Depury Auditor            Mgmt          For                            *
       for a period of 6 years

O.9    Authorizes the Board of Directors to trade in             Mgmt          For                            *
       the Company s shares on the stock market, as
       per the following conditions: maximum purchase
       price: EUR 37.00, maximum number of shares
       to be traded: 10% of the shares comprising
       the share capital; and approve to delegates
       all powers to the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities;  Authority expires at the end
       of 18 months

O.10   Approve to cancel the delegation set forth in             Mgmt          For                            *
       Resolution O.7 and given by the CGM of 12 MAY
       2004 in order to issue bonds

E.11   Approve to delegate all powers to the Board               Mgmt          For                            *
       of Directors to increase in one or more transactions,
       in France or abroad, the share capital by a
       maximum nominal amount of EUR 1,000,000,000.00
       with the issue, with maintenance of the shareholders
       preferential rights of subscription, of shares
       not including preference shares  and securities
       giving access to the Company capital to be
       subscribed either in cash or by the offsetting
       of debts, or by way of capitalizing retained
       earnings, income or profits; it is worth noting
       that the overall nominal maximum amount of
       capital increases carried out under this delegation
       of authority and the ones of Resolutions from
       E.12 to E.17 is set at EUR 2,700,000,000.00;
       the general meeting delegates all powers to
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities;
       Authority expires at the end of 26 months

E.12   Approve to delegate all powers to the Board               Mgmt          Against                        *
       of Directors to increase in one or more transactions,
       in France or abroad, the share capital by a
       maximum nominal amount of EUR 1,000,000,000.00
       with the issue, with waiver of the shareholders
       preferential rights of subscription, of shares
       not including preference shares  and securities
       giving access to the Company capital to be
       subscribed either in cash or by the offsetting
       of debts, or by way of capitalizing retained
       earnings, income or profits; these securities
       can notably be issued in consideration for
       securities tendered in a public exchange offer;
       it cancels all earlier authorizations to the
       same effect; the general meeting delegates
       all powers to the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities;  Authority expires at the end
       of 26 months

E.13   Approve to delegate the Board of Directors all            Mgmt          For                            *
       powers in order to increase the share capital,
       in one or more transactions, by a maximum nominal
       amount of EUR 370,000,000.00, by way of capitalizing
       retained earnings, premiums or any other capitalizable
       items, to be carried out through the issue
       of bonus shares or the raise of the par value
       of the existing shares or by utilizing both
       methods; it cancels all earlier authorizations
       to the same effect; the general meeting delegates
       all powers to the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities;  Authority expires at the end
       of 26 months

O.14   Approve to resolve that, the Board of Directors           Mgmt          Against                        *
       may decide to increase the number of securities
       to be issued in the event of a capital increase
       with or without the preferential rights of
       subscription of the shareholders, within the
       limit of 15% of the initial issue; the nominal
       amount of capital increases set forth in the
       present resolution shall count against the
       overall value set forth in Resolution E.11
       i.e. EUR 1,000,000,000.00;  Authority expires
       at the end of 26 months

E.15   Authorize the Board of Directors to increase              Mgmt          For                            *
       the share capital, in one or more transactions,
       by way of issuing shares and securities giving
       access to the capital in favour of the Company
       s employees who are Members of a Company Saving
       Plan and for an amount which shall not exceed
       EUR 15,000,000.00; it cancels for the portion
       unused, all earlier delegations to the same
       effect; and to proceed with allocations free
       securities giving access to the capital or
       to be issued, reserved for the beneficiaries
       above mentioned; authorize the Board of Directors
       to take all necessary measures and accomplish
       all necessary formalities;  Authority expires
       at the end of 26 months

E.16   Approve to delegate the Board of Directors all            Mgmt          For                            *
       powers to grant, in one or more transactions,
       to the Company and its subsidiaries  employees
       and Officers, options giving the right either
       to subscribe for new shares in the Company
       to be issued through a share capital increase.
       Or to purchase existing shares purchased by
       the Company, it being provided that the options
       shall not five rights to a total number of
       shares, which shall exceed 1% of the share
       capital; it cancels for the portion unused,
       all earlier authorizations to the same effect;
       authorize the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities;  Authority expires at the end
       of 26 months

O.17   Authorize the Board of Directors to proceed               Mgmt          For                            *
       with allocations free of charge of Company
       s existing ordinary shares or to be issued
       not including preference shares , in favour
       of the Company and its subsidiaries employees
       or the Officers provided that they shall not
       represent more than 0.5% of the share capital;
       authorize the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities;  Authority expires at the end
       of 14 months

O.18   Grant all powers to the Board of Directors to             Mgmt          For                            *
       reduce the share capital by canceling the shares
       held by the Company in connection with a Stock
       Purchase Plan, provided that the total number
       of shares cancelled in the 24 months does not
       exceed 10% of the capital; it cancels for the
       portion unused, all earlier authorizations
       to the same effect; approve to delegate all
       powers to the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities;  Authority expires at the end
       of 26 months

O.19   Approve to set 1% or a multiple of this fraction          Mgmt          For                            *
       the obligation of declaration of exceeding
       the threshold and to make easier the provisions
       referring to the identification of the Company
       s shareholders; and amend the Article Association
       Number 9

O.20   Grant all powers to bearer of a copy or an extract        Mgmt          For                            *
       of the minutes of this meeting in order to
       accomplish all formalities, filings and registrations
       prescribed by law

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1




--------------------------------------------------------------------------------------------------------------------------
 VERIZON COMMUNICATIONS INC.                                                                 Agenda Number:  932280249
--------------------------------------------------------------------------------------------------------------------------
        Security:  92343V104
    Meeting Type:  Annual
    Meeting Date:  05-May-2005
          Ticker:  VZ
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J.R. BARKER                                               Mgmt          For                            For
       R.L. CARRION                                              Mgmt          For                            For
       R.W. LANE                                                 Mgmt          For                            For
       S.O. MOOSE                                                Mgmt          For                            For
       J. NEUBAUER                                               Mgmt          For                            For
       T.H. O'BRIEN                                              Mgmt          For                            For
       H.B. PRICE                                                Mgmt          For                            For
       I.G. SEIDENBERG                                           Mgmt          For                            For
       W.V. SHIPLEY                                              Mgmt          For                            For
       J.R. STAFFORD                                             Mgmt          For                            For
       R.D. STOREY                                               Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT REGISTERED PUBLIC             Mgmt          For                            For
       ACCOUNTING FIRM

03     CUMULATIVE VOTING                                         Shr           For                            Against

04     MAJORITY VOTE FOR ELECTION OF DIRECTORS                   Shr           For                            Against

05     BOARD COMPOSITION                                         Shr           Against                        For

06     SEPARATE CHAIRMAN AND CEO                                 Shr           Against                        For

07     DIRECTORS  LIABILITY                                      Shr           Against                        For

08     REPORT ON POLITICAL CONTRIBUTIONS                         Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 VODAFONE GROUP PLC                                                                          Agenda Number:  932199690
--------------------------------------------------------------------------------------------------------------------------
        Security:  92857W100
    Meeting Type:  Annual
    Meeting Date:  27-Jul-2004
          Ticker:  VOD
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO RECEIVE THE REPORT OF THE DIRECTORS AND FINANCIAL      Mgmt          For                            For
       STATEMENTS

02     TO APPROVE THE REMUNERATION REPORT                        Mgmt          For                            For

03     TO RE-ELECT PETER BAMFORD AS A DIRECTOR                   Mgmt          For                            For

04     TO RE-ELECT JULIAN HORN-SMITH AS A DIRECTOR               Mgmt          For                            For

05     TO RE-ELECT SIR DAVID SCHOLEY AS A DIRECTOR               Mgmt          For                            For
       (MEMBER OF THE NOMINATIONS AND GOVERNANCE AND
       AUDIT COMMITTEE)

06     TO ELECT LUC VANDEVELDE AS A DIRECTOR (MEMBER             Mgmt          For                            For
       OF THE REMUNERATION COMMITTEE)

07     TO APPROVE A FINAL DIVIDEND OF 1.07800 PENCE              Mgmt          For                            For
       PER ORDINARY SHARE

08     TO RE-APPOINT DELOITTE & TOUCHE LLP AS AUDITORS           Mgmt          For                            For

09     TO AUTHORIZE THE AUDIT COMMITTEE TO DETERMINE             Mgmt          For                            For
       THE AUDITORS REMUNERATION

10     TO AUTHORIZE DONATIONS UNDER THE POLITICAL PARTIES,       Mgmt          For                            For
       ELECTIONS AND REFERENDUMS ACT 2000

11     TO RENEW AUTHORITY TO ALLOT SHARES UNDER ARTICLE          Mgmt          For                            For
       16.2 OF THE COMPANY S ARTICLES OF ASSOCIATION

12     TO RENEW AUTHORITY TO DISAPPLY PRE-EMPTION RIGHTS         Mgmt          For                            For
       UNDER ARTICLE 16.3 OF THE COMPANY S ARTICLES
       OF ASSOCIATION+

13     TO AUTHORIZE THE COMPANY S PURCHASE OF ITS OWN            Mgmt          For                            For
       SHARES+

14     TO AUTHORIZE THE COMPANY S PURCHASE OF ITS OWN            Mgmt          For                            For
       SHARES PURSUANT TO CONTINGENT PURCHASE CONTRACTS
       AND OFF-MARKET PURCHASES+




--------------------------------------------------------------------------------------------------------------------------
 VODAFONE GROUP PLC                                                                          Agenda Number:  700562817
--------------------------------------------------------------------------------------------------------------------------
        Security:  G93882101
    Meeting Type:  AGM
    Meeting Date:  27-Jul-2004
          Ticker:
            ISIN:  GB0007192106
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Financial statements - Receive the financial              Mgmt          For                            *
       statements for the financial year which ended
       on 31 MAR 2004 together with the reports of
       the Directors and the Auditors

2.     Remuneration Report - In accordance with the              Mgmt          For                            *
       Directors  Remuneration Report Regulations
       2002, the Board submits the Remuneration Report
       to a vote of shareholders. In accordance with
       the Regulations, the approval of the Remuneration
       Report is proposed as an Ordinary Resolution.
       In 2003, the resolution to approve the Remuneration
       Report was passed by a significant majority.
       The current Remuneration Policy was produced
       following extensive consultation with shareholders
       and institutional bodies in 2001 and 2002.
       In the two years since the Policy was introduced,
       the Chairman and the Chairman of the Remuneration
       Committee have maintained proactive annual
       dialogue on remuneration matters with the Company
       s major shareholders and relevant institutions.
       The objective of this dialogue is to provide
       information about the Company and our views
       on remuneration issues and to listen to shareholders
       views on any proposed adjustments to policy
       implementation; The Remuneration Committee
       strives to ensure that the Policy provides
       a strong and demonstrable link between incentives
       and the Company s strategy and sets a framework
       for remuneration that is consistent with the
       Company s scale and scope. As a result of this
       year s review, the Remuneration Committee has
       concluded that the existing policy continues
       to serve the Company and shareholders well
       and will remain in place for the year ending
       31 MAR 2005. The Committee has also reviewed
       the effectiveness of the current policy and
       is satisfied that the incentive plans have
       delivered, or are forecast to deliver, rewards
       that are consistent with the Company s performance
       achievement

3.     Re-election of Director - In accordance with              Mgmt          For                            *
       the Company s Articles of Association, Peter
       Bamford, an Executive Director, is required
       to retire, which he does, and, pursuant to
       Resolution 3, offers himself for re-election

4.     Re-election of Director - In accordance with              Mgmt          For                            *
       the Company s Articles of Association, Julian
       Horn-Smith, an Executive Director, is required
       to retire, which he does, and, pursuant to
       Resolution 4, offers himself for re-election

5.     Re-election of Director - In accordance with              Mgmt          For                            *
       the Company s Articles of Association, Sir
       David Scholey, a Non-executive Director, is
       required to retire, which he does, and, pursuant
       to Resolution 5, offers himself for re-election

6.     Election of Director - In accordance with the             Mgmt          For                            *
       Company s Articles of Association one of the
       Company s Non-executive Directors, Luc Vandevelde,
       having been appointed as a Director during
       the year, is required to retire, which he does,
       and, pursuant to Resolution 6, offers himself
       for election

7.     7. Final dividend - This Resolution seeks shareholder     Mgmt          For                            *
       approval to the final ordinary dividend recommended
       by the Directors. The Directors are proposing
       a final dividend of 1.0780 pence per ordinary
       share. An interim dividend of 0.9535 pence
       per ordinary share was paid on 6 FEB 2004,
       making a total dividend for the year of 2.0315
       pence per ordinary share. If approved, the
       dividend will be paid on 6 AUG 2004 to shareholders
       on the ordinary register as of 4 JUN 2004

8.     Auditors - The Company is required to appoint             Mgmt          For                            *
       Auditors at each general meeting at which accounts
       are presented, to hold office until the end
       of the next such meeting. Resolution 8, which
       is recommended by the Audit Committee, proposes
       the re-appointment of the Company s existing
       Auditors, Deloitte & Touche LLP

9.     Auditors - The Company is required to appoint             Mgmt          For                            *
       Auditors at each general meeting at which accounts
       are presented, to hold office until the end
       of the next such meeting. Resolution 9 follows
       best practice in corporate governance by separately
       seeking authority for the Audit Committee to
       determine their remuneration

10.    Political Donations - This Resolution seeks               Mgmt          For                            *
       authority from shareholders to enable the Company
       to make donations or incur expenditure which
       it would otherwise be prohibited from making
       or incurring following the coming into effect
       of the Political Parties, Elections and Referendums
       Act 2000 (the  Act ). Amongst other things,
       the Act prohibits the Company from making donations
       to EU Political Organizations in the period
       of 12 months following the Company s Annual
       General Meeting (and each succeeding 12 month
       period) in excess of an aggregate of GBP 5,000
       unless the Company has been authorized to make
       such donations by its shareholders. The Company
       has no intention of changing its current practice
       of not making political donations and will
       not do so without the specific endorsement
       of shareholders. However, the Act defines EU
       Political Organizations widely to include,
       amongst other things, organizations which carry
       on activities which are capable of being reasonably
       regarded as intended to affect public support
       for a political party in any EU member state
       or to influence voters in relation to any referendum
       in any EU member state. As a result, it is
       possible that EU Political Organizations may
       include, for example, bodies concerned with
       policy review and law reform, with the representation
       of the business community or sections of it
       or with the representation of other communities
       or special interest groups which it may be
       in the Group s interest to support. The Act
       requires that this authorizing Resolution should
       not purport to authorize particular donations
       or expenditure. However, the Act also requires
       disclosure in the Annual Report of the Company
       of particulars in respect of any donation made
       to an EU Political Organization or any EU Political
       Expenditure incurred which is in excess of
       GBP 200 and if any such donation is made or
       expenditure incurred this will be disclosed
       in the Company s Annual Report for next year
       and, as appropriate, succeeding years. The
       Company considers that the authority sought
       under Resolution 10 to allow it or its subsidiaries
       to incur this type of expenditure up to an
       aggregate limit of GBP 100,000 is necessary,
       principally to ensure that, because of the
       uncertainty over which bodies are covered by
       the definition of EU Political Organization,
       the Company does not unintentionally breach
       the Act. No donations or expenditure of the
       type requiring disclosure under the Act were
       made in the year ended 31 MAR 2004 nor are
       any contemplated but, on a precautionary basis,
       the directors believe it is appropriate to
       request the authority sought

11.    Authority to allot shares - Under Section 80              Mgmt          For                            *
       of the Companies Act 1985, Directors are, with
       certain exceptions, unable to allot relevant
       securities without the authority of the shareholders
       in a general meeting. Relevant securities as
       defined in the Companies Act 1985 include the
       Company s ordinary shares or securities convertible
       into the Company s ordinary shares. This Resolution
       authorizes the Directors to allot up to 9,000,000,000
       ordinary shares for the period ending on the
       earlier of 27 OCT 2005 or the Company s Annual
       General Meeting in 2005. The authority represents
       approximately 13.2% of the share capital in
       issue at 24 MAY 2004. This percentage excludes
       800,000,000 ordinary shares held in treasury
       at that date, which represented 1.2% of the
       share capital in issue at 24 MAY 2004. This
       authority complies with guidelines issued by
       investor bodies. The Directors have no immediate
       plans to make use of this authority, other
       than to fulfill the Company s obligations under
       its executive and employee share plans

S.12   Disapplication of pre-emption rights - Section            Mgmt          For                            *
       89 of the Companies Act 1985 imposes restrictions
       on the issue of equity securities (as defined
       in the Companies Act 1985, which include the
       Company s ordinary shares) which are, or are
       to be, paid up wholly in cash and not first
       offered to existing shareholders. The Company
       s Articles of Association allow shareholders
       to authorize Directors for a period up to five
       years to allot (a) relevant securities generally
       up to an amount fixed by the shareholders and
       (b) equity securities for cash other than in
       connection with a rights issue up to an amount
       specified by the shareholders and free of the
       restriction in Section 89. In accordance with
       institutional investor guidelines the amount
       of equity securities to be issued for cash
       other than in connection with a rights issue
       is restricted to 5% of the existing issued
       ordinary share capital. Resolution 12 is conditional
       on Resolution 11 having been passed and will
       be proposed as a special resolution. It authorizes
       the Directors to allot up to 3,300,000,000
       ordinary shares for cash without first being
       required to offer them to existing shareholders
       for the period ending on the earlier of 27
       OCT 2005 or the Company s Annual General Meeting
       in 2005. The authority represents approximately
       4.83% of the share capital in issue at 24 MAY
       2004 and complies with guidelines issued by
       investor bodies. The Directors have no immediate
       plans to make use of this authority, other
       than to fulfill the Company s obligations under
       its executive and employee share plans

S.13   Approval of market purchases of ordinary shares           Mgmt          For                            *
       - In certain circumstances it may be advantageous
       for the Company to purchase its own shares.
       Resolution 13, which will be proposed as a
       special resolution, approves the purchase by
       the Company of up to 6,600,000,000 ordinary
       shares at a price not exceeding 105% of the
       average middle market closing price of such
       shares on the five dealing days prior to the
       date of purchase. Similar resolutions have
       been approved by shareholders at previous Annual
       General Meetings of the Company. The Directors
       will use this authority only after careful
       consideration, taking into account market conditions
       prevailing at the time, other investment opportunities,
       appropriate gearing levels and the overall
       position of the Company. The Directors will
       only purchase such shares after taking into
       account the effects on earnings per share and
       the benefit for shareholders. Resolution 13
       specifies the maximum number of shares which
       may be acquired and the maximum and minimum
       prices at which they may be bought. The Directors
       intend to seek the renewal of these powers
       at subsequent Annual General Meetings. The
       total number of options to subscribe for shares
       outstanding at 24 MAY 2004 was 1,349,727,388.
       This represents 1.98% of the issued capital
       at that date. If the Company was to buy back
       the maximum number of shares permitted pursuant
       to this Resolution, then the total number of
       options to subscribe for shares outstanding
       at 24 MAY 2004 would represent 2.2% of the
       reduced issued share capital. The Companies
       (Acquisition of Own Shares) (Treasury Shares)
       Regulations 2003 (the  Regulations ) came into
       force on 1 DEC 2003. The Regulations allow
       companies to hold such shares acquired by way
       of market purchase in treasury rather than
       having to cancel them. No dividends are paid
       on shares while held in treasury and no voting
       rights attach to treasury shares. Whilst in
       treasury, the shares are treated as if cancelled.
       On 18 NOV 2003, the Company announced its intention
       to implement a share purchase programme and
       the Directors allocated GBP 2.5 billion to
       the programme. On various dates beginning on
       1 DEC 2003, the Company has made market purchases
       of its ordinary shares in accordance with the
       approval given by shareholders at the Annual
       General Meeting on 30 JUL 2003. As at 31 MAR
       2004, GBP 1.1 billion of ordinary shares had
       been purchased in this way and held in treasury.

S.14   Approval of contingent purchase contracts and             Mgmt          For                            *
       off-market purchases by the Company of ordinary
       shares - Under the rules of the UK Listing
       Authority (the Listing Rules) the Company may
       not purchase its shares at a time when any
       Director is in receipt of unpublished price
       sensitive information about the Company. Accordingly,
       no purchases of shares were made in the period
       from 1 APR 2004 up to the announcement of the
       full year results on 25 MAY 2004 or at certain
       other times when the Directors might have been
       in receipt of unpublished price sensitive information.
       This inevitably reduced the number of shares
       the Company was able to purchase under the
       share purchase programme. In order to ensure
       maximum flexibility to utilize the increased
       share purchase programme the Company has considered
       a number of methods to allow it to buy shares
       from 1 OCT 2004 to the announcement of its
       interim results and from 1 APR 2005 to the
       announcement of its full year results (the
       Close Periods). One method is for the Company
       to sell put options (a contract which gives
       one party the option to require the other to
       purchase shares at a predetermined price on
       a set date in the future) prior to Close Periods,
       with the exercise dates for such put options
       falling in the next Close Period (the Put Options).
       This would effectively allow the Company to
       purchase shares, provided the Put Options were
       exercised, without breaching the Listing Rules.
       Another method to purchase shares, which does
       not require shareholder approval, would be
       to place irrevocable market orders with counterparties
       prior to the Close Period.  Under the provisions
       of sections 164 and 165 of the Companies Act
       1985, the Put Options are contingent purchase
       contracts and off-market purchases by the Company
       and accordingly Resolution 14, which will be
       proposed as a special resolution, seeks shareholder
       approval to the terms of the contracts (the
       Contingent Purchase Contracts) to be entered
       into between the Company and each of Barclays
       Bank PLC, CALYON, Citigroup Global Markets
       U.K. Equity Limited, Commerzbank AG, Deutsche
       Bank AG London Branch, J.P. Morgan Securities
       Ltd., Lehman Brothers International (Europe),
       The Toronto-Dominion Bank London Branch and
       UBS AG (each a Bank), drafts of which will
       be produced to the AGM.* Each Contingent Purchase
       Contract will consist of three documents: a
       standard ISDA Master Agreement and Schedule
       plus a form of confirmation.* Each Contingent
       Purchase Contract will give the Bank the right,
       but not the obligation, to require the Company
       to purchase up to a maximum of 25 million of
       the Company s ordinary shares.* Each Contingent
       Purchase Contract will be entered into outside
       a Close Period but be exercisable during the
       next Close Period by the Bank. Accordingly,
       the minimum and maximum amount of time between
       a Contingent Purchase Contract being entered
       into and the Put Option potentially being exercised
       is 1 day and 5 months respectively.* Should
       shareholder approval be granted, any number
       of Contingent Purchase Contracts may be entered
       into with each Bank at any time, provided that:
       - the total maximum number of shares which
       the Company can be obliged to purchase pursuant
       to all the Contingent Purchase Agreements is
       660 million; - the total cost of the shares
       that the Company purchases does not exceed
       GBP 750 million (including costs but after
       deducting premia received); - the maximum price
       (excluding expenses) that can be paid for any
       share is an amount equal to 105% of the average
       middle market closing price of the Company
       s shares as derived from the Official List
       of the London Stock Exchange for the five days
       immediately preceding the day on which the
       Contingent Purchase Contract was entered into
       and will be less than the middle market share
       price at the time the Contingent Purchase Contract
       was entered into; - the minimum price that
       can be paid for any share is USD 0.10; and
       - only one Contingent Purchase Contract will
       settle on any particular day.* Under each Contingent
       Purchase Contract a premium is payable in advance
       by the Bank to the Company. The premium will
       be fixed in accordance with a formula, the
       inputs for which will be based on market prices
       for the Company s share price and the risk
       free rate for Sterling. The Company will choose
       the purchase price and the time to maturity
       of the option, both subject to the restrictions
       above. The formula is based on the Black-Scholes
       formula, which is commonly used to price options.
       All the inputs to this formula, with the exception
       of volatility, are taken from public information
       sources, such as Bloomberg or Reuters. The
       Bank will provide the volatility on the day
       on which the Contingent Purchase Contract is
       entered into with such Bank. The Company will
       not enter into a Contingent Purchase Contract
       if the annualized volatility of its ordinary
       shares is less than 20 per cent, which is less
       than its recent levels.* Shares purchased via
       a Contingent Purchase Contract will reduce
       the number of shares that the Company will
       purchase under Resolution 13 above. No shares
       will be purchased under Resolution 13 on the
       same day that a Contingent Purchase Contract
       is entered into.* The authority granted to
       the Company under this Resolution will expire
       at the conclusion of the AGM of the Company
       held in 2005 or on 27 OCT 2005, whichever is
       earlier, unless such authority was renewed
       prior to that time (except in relation to the
       purchase of ordinary shares the Contingent
       Purchase Contract for which was concluded before
       the expiry of such authority and which might
       be executed wholly or partly after such expiry).*
       The Contingent Purchase Contracts will always,
       where the Put Option is exercised, be physically
       settled by delivery of shares to the Company
       (except in the case of certain events of default).*
       The Companies (Acquisition of Own Shares) (Treasury
       Shares) Regulations 2003 allow companies to
       hold such shares acquired by way of market
       purchase in treasury. The Company will hold
       any of its own shares that it purchases pursuant
       to the authority conferred by this Resolution
       as treasury stock. This would give the Company
       the ability to re-issue treasury shares quickly
       and cost-effectively and would provide the
       Company with additional flexibility in the
       management of its capital base. No dividends
       will be paid on shares whilst held in treasury
       and no voting rights will attach to the treasury
       shares. Whilst in treasury, the shares are
       treated as if cancelled.  The total number
       of options to subscribe for shares outstanding
       at 24 MAY 2004 was 1,349,727,388. This represents
       1.98% of the issued capital at that date. If
       the Company was to buy back the maximum number
       of shares permitted pursuant to this Resolution,
       then the total number of options to subscribe
       for shares outstanding at 24 MAY 2004 would
       represent 2.2% of the reduced share capital.
       The Directors will use this authority only
       after careful consideration, taking into account
       market conditions prevailing at the time, other
       investment opportunities, appropriate gearing
       levels and the overall financial position of
       the Company. The Directors will only purchase
       such shares after taking into account the effects
       on earnings per share and the benefit for shareholders




--------------------------------------------------------------------------------------------------------------------------
 WASHINGTON MUTUAL, INC.                                                                     Agenda Number:  932267140
--------------------------------------------------------------------------------------------------------------------------
        Security:  939322103
    Meeting Type:  Annual
    Meeting Date:  19-Apr-2005
          Ticker:  WM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       PHILLIP D. MATTHEWS                                       Mgmt          For                            For
       MARY E. PUGH                                              Mgmt          For                            For
       WILLIAM G. REED, JR.                                      Mgmt          For                            For
       JAMES H. STEVER                                           Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          For                            For
       & TOUCHE LLP AS THE COMPANY S INDEPENDENT AUDITORS
       FOR 2005




--------------------------------------------------------------------------------------------------------------------------
 WD-40 COMPANY                                                                               Agenda Number:  932228871
--------------------------------------------------------------------------------------------------------------------------
        Security:  929236107
    Meeting Type:  Annual
    Meeting Date:  14-Dec-2004
          Ticker:  WDFC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J.C. ADAMS JR.                                            Mgmt          For                            For
       G.H. BATEMAN                                              Mgmt          For                            For
       R.A. COLLATO                                              Mgmt          For                            For
       M.L. CRIVELLO                                             Mgmt          For                            For
       L.A. LANG                                                 Mgmt          For                            For
       G.L. LUICK                                                Mgmt          For                            For
       K.E. OLSON                                                Mgmt          For                            For
       G.O. RIDGE                                                Mgmt          For                            For
       G.C. SCHLEIF                                              Mgmt          For                            For
       N.E. SCHMALE                                              Mgmt          For                            For

02     TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS         Mgmt          For                            For
       LLP AS THE COMPANY S INDEPENDENT ACCOUNTANTS
       FOR FISCAL YEAR 2005.




--------------------------------------------------------------------------------------------------------------------------
 WEINGARTEN REALTY INVESTORS                                                                 Agenda Number:  932280198
--------------------------------------------------------------------------------------------------------------------------
        Security:  948741103
    Meeting Type:  Annual
    Meeting Date:  03-May-2005
          Ticker:  WRI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       STANFORD ALEXANDER                                        Mgmt          For                            For
       ANDREW M. ALEXANDER                                       Mgmt          For                            For
       J. MURRY BOWDEN                                           Mgmt          For                            For
       JAMES W. CROWNOVER                                        Mgmt          For                            For
       ROBERT J. CRUIKSHANK                                      Mgmt          For                            For
       MELVIN A. DOW                                             Mgmt          For                            For
       STEPHEN A. LASHER                                         Mgmt          For                            For
       DOUGLAS W. SCHNITZER                                      Mgmt          For                            For
       MARC J. SHAPIRO                                           Mgmt          For                            For

02     RATIFICATION OF DELOITTE & TOUCHE LLP AS WEINGARTEN       Mgmt          For                            For
       S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM.

03     TO TAKE ACTION UPON ANY OTHER BUSINESS AS MAY             Mgmt          For                            For
       PROPERLY COME BEFORE THE MEETING.




--------------------------------------------------------------------------------------------------------------------------
 WELLS FARGO & COMPANY                                                                       Agenda Number:  932269055
--------------------------------------------------------------------------------------------------------------------------
        Security:  949746101
    Meeting Type:  Annual
    Meeting Date:  26-Apr-2005
          Ticker:  WFC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J.A. BLANCHARD III                                        Mgmt          For                            For
       SUSAN E. ENGEL                                            Mgmt          For                            For
       ENRIQUE HERNANDEZ, JR.                                    Mgmt          For                            For
       ROBERT L. JOSS                                            Mgmt          For                            For
       REATHA CLARK KING                                         Mgmt          For                            For
       RICHARD M. KOVACEVICH                                     Mgmt          For                            For
       RICHARD D. MCCORMICK                                      Mgmt          For                            For
       CYNTHIA H. MILLIGAN                                       Mgmt          For                            For
       PHILIP J. QUIGLEY                                         Mgmt          For                            For
       DONALD B. RICE                                            Mgmt          For                            For
       JUDITH M. RUNSTAD                                         Mgmt          For                            For
       STEPHEN W. SANGER                                         Mgmt          For                            For
       SUSAN G. SWENSON                                          Mgmt          For                            For
       MICHAEL W. WRIGHT                                         Mgmt          For                            For

02     PROPOSAL TO APPROVE THE COMPANY S AMENDED AND             Mgmt          For                            For
       RESTATED LONG-TERM INCENTIVE COMPENSATION PLAN.

03     PROPOSAL TO RATIFY APPOINTMENT OF KPMG LLP AS             Mgmt          For                            For
       INDEPENDENT AUDITORS FOR 2005.

04     STOCKHOLDER PROPOSAL REGARDING PAYDAY LENDING.            Shr           Against                        For

05     STOCKHOLDER PROPOSAL REGARDING EXECUTIVE COMPENSATION     Shr           Against                        For
       AND PREDATORY LENDING.

06     STOCKHOLDER PROPOSAL REGARDING PERFORMANCE SHARES.        Shr           Against                        For

07     STOCKHOLDER PROPOSAL REGARDING CHIEF EXECUTIVE            Shr           Against                        For
       OFFICER COMPENSATION.

08     STOCKHOLDER PROPOSAL REGARDING SEPARATION OF              Shr           Against                        For
       BOARD CHAIR AND CEO POSITIONS.




--------------------------------------------------------------------------------------------------------------------------
 WESTAR ENERGY, INC.                                                                         Agenda Number:  932300279
--------------------------------------------------------------------------------------------------------------------------
        Security:  95709T100
    Meeting Type:  Annual
    Meeting Date:  17-May-2005
          Ticker:  WR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MOLLIE H. CARTER                                          Mgmt          For                            For
       JERRY B. FARLEY                                           Mgmt          For                            For
       JAMES S. HAINES, JR.                                      Mgmt          For                            For
       ARTHUR B. KRAUSE                                          Mgmt          For                            For

02     AMENDMENT TO ARTICLES OF INCORPORATION THAT               Mgmt          For                            For
       CHANGES THE NOTICE PERIOD FOR SUBMITTING SHAREHOLDER
       PROPOSALS AND SHAREHOLDER NOMINEES

03     RATIFICATION AND CONFIRMATION OF DELOITTE &               Mgmt          For                            For
       TOUCHE LLP AS THE COMPANY S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR 2005

04     SHAREHOLDER PROPOSAL REGARDING THE PROCESS FOR            Shr           Against                        For
       NOMINATION OF A DIRECTOR




--------------------------------------------------------------------------------------------------------------------------
 WESTFIELD GROUP                                                                             Agenda Number:  700602104
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q97062105
    Meeting Type:  AGM
    Meeting Date:  12-Nov-2004
          Ticker:
            ISIN:  AU000000WDC7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the report of the Directors             Mgmt          For                            *
       and the Auditors and financial statements of
       the Company for the YE 30 JUN 2004

2.     Re-elect Mr. David M. Gonski AO as a Director             Mgmt          For                            *
       of the Company, who retires by rotation in
       accordance with the Company s Constitution

3.     Re-elect Mr. Stephen P. Johns as a Director               Mgmt          For                            *
       of the Company, who retires by rotation in
       accordance with the Company s Constitution

4.     Re-elect Mr. Steven M. Lowy as a Director of              Mgmt          For                            *
       the Company, who retires by rotation in accordance
       with the Company s Constitution

5.     Elect Mr. Roy L. Furman as a Director of the              Mgmt          For                            *
       Company

6.     Elect Mr. John B. Studdy AM as a Director of              Mgmt          For                            *
       the Company

7.     Elect Mr. Gary H. Weiss as a Director of the              Mgmt          For                            *
       Company

8.     Elect Mr. Grancis T. Vincent as a Director of             Mgmt          For                            *
       the Company, subject to the passing of S.9

S.9    Amend Articles 10.1(a) and (b) of the Constitution        Mgmt          For                            *
       of the Company

10.    Approve to increase the maximum level of remuneration     Mgmt          For                            *
       for payment to the Directors under Article
       10.9(a) of the Constitution of the Company
       by AUD 1.2 million from AUD 600,000 to AUD
       1.8 million and the maximum remuneration payable
       to the Directors pursuant to Article 10.9(a)
       of the Constitution of the Company is increased
       by AUD 1.2 million from AUD 600,000 to AUD
       1.8 million




--------------------------------------------------------------------------------------------------------------------------
 WESTFIELD GROUP                                                                             Agenda Number:  700697494
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q97062105
    Meeting Type:  AGM
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  AU000000WDC7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company s financial statements and            Non-Voting    No vote
       the reports for the shortened FYE 31 DEC 2004

2.     Approve the Company s remuneration report for             Mgmt          For                            *
       the shortened FYE 31 DEC 2004

3.     Re-elect Mr. Frederick G. Hilmer AO as a Director         Mgmt          For                            *
       of the Company, who retires by rotation in
       accordance with the Company s Constitution

4.     Re-elect Mr. Dean R. Wills AO as a Director               Mgmt          For                            *
       of the Company, who retires by rotation in
       accordance with the Company s Constitution

5.     Re-elect Mr. David H. Lowy AM as a Director               Mgmt          For                            *
       of the Company, who retires by rotation in
       accordance with the Company s Constitution

6.     Re-elect Mr. Frank P. Lowy AC as a Director               Mgmt          For                            *
       of the Company, who retires by rotation in
       accordance with the Company s Constitution

S.7    Amend the Constitution of Westfield America               Mgmt          For                            *
       Trust in accordance with the provisions of
       the Supplemental Deed Poll - Westfield America
       Trust  Supplemental Deed Poll  as specified
       and authorize the Westfield America Management
       Limited to execute the Supplemental Deed Poll
       and lodge it with the Australian Securities
       and Investments Commission

S.8    Amend the Constitution of Westfield Trust in              Mgmt          For                            *
       accordance with the provisions of the Supplemental
       Deed Poll - Westfield Trust  Supplemental Deed
       Poll  as specified and authorize the Westfield
       Management Limited to execute the Supplemental
       Deed Poll and lodge it with the Australian
       Securities and Investments Commission




--------------------------------------------------------------------------------------------------------------------------
 WESTPAC BANKING CORP                                                                        Agenda Number:  700614767
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q97417101
    Meeting Type:  AGM
    Meeting Date:  16-Dec-2004
          Ticker:
            ISIN:  AU000000WBC1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual financial report, the Directors        Mgmt          For                            *
       report and the Audit report of the Company
       for the YE 30 SEP 2004

2.a    Re-elect Mr. Edward Alfred Evans as a Director            Mgmt          For                            *
       of the Company, who retires in accordance with
       the Article 9.2 and 9.3 of the Constitution

2.b    Elect Mr. Gordon McKellar Cairns as a Director            Mgmt          For                            *
       of the Company, pursuant to Article 9.7 of
       the Constitution




--------------------------------------------------------------------------------------------------------------------------
 WING LUNG BANK LTD                                                                          Agenda Number:  700649215
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y95910108
    Meeting Type:  AGM
    Meeting Date:  23-Apr-2005
          Ticker:
            ISIN:  HK0096000564
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the statement of accounts             Mgmt          No Action                      *
       and the reports of the Directors and of the
       Auditors for the YE 31 DEC 2004 and declare
       a final dividend

2.     Elect Directors of the Bank and fix their remuneration    Mgmt          No Action                      *

3.     Appoint the Auditors of the Bank and authorize            Mgmt          No Action                      *
       the Directors to fix their remuneration

4.     Authorize the Directors, to allot, issue and              Mgmt          No Action                      *
       deal with additional shares during and the
       relevant period, not exceeding 20% of the aggregate
       nominal amount of the share capital of the
       Bank in issue at the date of passing this resolution;
       Authority expires the earlier of the conclusion
       of the next AGM or the expiration of the period
       within which the next AGM is to be held by
       law

5.     Authorize the Directors of the Company to purchase        Mgmt          No Action                      *
       shares of the Company during the relevant period,
       on The Stock Exchange of Hong Kong Limited
       or any other stock exchange on which the shares
       of the Company have been or may be listed and
       recognized by the Securities and Futures Commission
       under the Hong Kong Code on share repurchases
       for such purposes, not exceeding 10% of the
       aggregate nominal amount of the share capital
       of the Company

6.     Approve to extend the general mandate granted             Mgmt          No Action                      *
       to the Directors to issue shares pursuant to
       Resolution 4, by the addition to the aggregate
       nominal amount of the share capital which may
       be issued or agreed to be issued by the Directors
       pursuant to such general mandate an amount
       representing the aggregate nominal amount of
       the share capital of Bank repurchased by the
       Bank under the authority granted pursuant to
       the Resolution 5 of the notice of this meeting

S.7    Amend Articles 7A, 11, 27, 28, 29, 69, 74, 86(b),         Mgmt          No Action                      *
       86(c), 86(d)(i), 86(d)(ii), 86(d)(iii), 86(d)(iv)
       and (v), 143, 147 and 151 of the Bank s Articles
       of Association




--------------------------------------------------------------------------------------------------------------------------
 WOLSELEY PLC                                                                                Agenda Number:  700604184
--------------------------------------------------------------------------------------------------------------------------
        Security:  G97278108
    Meeting Type:  AGM
    Meeting Date:  18-Nov-2004
          Ticker:
            ISIN:  GB0009764027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            *
       the accounts and the Auditors  report thereon
       for the YE 31 JUL 2004

2.     Receive and adopt the Directors  remuneration             Mgmt          For                            *
       for the YE 31 JUL 2004

3.     Declare a final dividend of 16.0 pence per ordinary       Mgmt          For                            *
       share

4.     Elect Mr. Stein as a Director of the Company              Mgmt          For                            *

5.     Elect Mr. Duff as a Director of the Company               Mgmt          For                            *

6.     Elect Mr. Banks as a Director of the Company              Mgmt          For                            *

7.     Elect Mr. Hornsby as a Director of the Company            Mgmt          For                            *

8.     Elect Mr. Murray as a Director of the Company             Mgmt          For                            *

9.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Auditors until the conclusion of the next AGM
       of the Company

10.    Authorize the Directors to fix the remuneration           Mgmt          For                            *
       of the Auditors

11.    Authorize the Directors to allot relevant securities      Mgmt          For                            *
       Section 80  up to a maximum nominal amount
       of GBP 50,000,000;  Authority expires the earlier
       of next AGM of the Company or 15 months ; and
       the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.12   Authorize the Directors, pursuant to Section              Mgmt          For                            *
       95 of the Companies Act 1985, to allot equity
       securities  Section 94  for cash, disapplying
       the statutory pre-emption rights  Section 89(1)
       , provided that this power is limited to the
       allotment of equity securities: 1) in connection
       with a rights issue in favor of ordinary shareholders;
       2) up to an aggregate nominal amount of GBP
       7,313,728  5% of the issued share capital on
       27 SEP 2004 ;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or 15 months ; and the Directors may allot
       equity securities after the expiry of this
       authority in pursuance of such an offer or
       agreement made prior to such expiry

S.13   Authorize the Company, in accordance with Part            Mgmt          For                            *
       V of the Companies Act 1985, to make market
       purchases  Section 163  of up to 58,509,827
       ordinary shares of 25p each in the capital
       of the Company, at a minimum price of 25p and
       up to 105% of the average middle market quotations
       for such shares derived from the London Stock
       Exchange Daily Official List, over the previous
       5 business days;  Authority expires at the
       conclusion of the next AGM of the Company ;
       the Company, before the expiry, may make a
       contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry

14.    Authorize the Directors to amend the Rules of             Mgmt          For                            *
       the Wolseley PLC 2002 Long Term Incentive Scheme
       and do all such things as may be necessary
       to carry the same into effect

15.    Authorize the Company and any Company which               Mgmt          For                            *
       is or becomes its subsidiary, for the purposes
       of Part XA of the Companies Act 1985  as amended
       by the Political Parties, Elections and Referendums
       Act 2000 , to make donations to EU political
       organization and to incur EU political expenditure
       up to a maximum aggregate amount of GBP 125,000;
       Authority expires at the conclusion of the
       Company s next AGM

16.    Approve, pursuant to Regulation 111 of the Articles       Mgmt          Against                        *
       of Association of the Company, to increase
       the maximum amount of fees payable to Non-Executive
       Directors to GBP 750,000 per annum with effect
       from 01 JAN 2005




--------------------------------------------------------------------------------------------------------------------------
 WOLVERHAMPTON & DUDLEY BREWERIES PLC                                                        Agenda Number:  700627500
--------------------------------------------------------------------------------------------------------------------------
        Security:  G97336120
    Meeting Type:  AGM
    Meeting Date:  21-Jan-2005
          Ticker:
            ISIN:  GB0031229452
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Company s accounts and              Mgmt          For                            *
       the reports of the Directors and the Independent
       Auditors for the 53 weeks ended 02 OCT 2004

2.     Declare and confirm the dividends                         Mgmt          For                            *

3.     Re-elect Mr. Miles Emley as a Director                    Mgmt          For                            *

4.     Re-elect Mr. Stephen Oliver as a Director                 Mgmt          For                            *

5.     Re-elect Mr. Paul Inglett as a Director                   Mgmt          For                            *

6.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Independent Auditors of the Company and authorize
       the Directors to fix their remuneration

7.     Approve the Directors  remuneration report for            Mgmt          For                            *
       the YE 02 OCT 2004 as specified

8.     Authorize the Board, pursuant to Section 80               Mgmt          For                            *
       of the Companies Act 1985, to allot relevant
       securities  Section 80 of the Companies Act
       1985  up to an aggregate nominal amount of
       GBP 7,154,482;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or on 20 APR 2006 ; and the Board may allot
       relevant securities in pursuance of such an
       offer or agreement as if the authority conferred
       hereby had not expired

S.9    Authorize the Directors, subject to the passing           Mgmt          For                            *
       of the Resolution 8 and pursuant to Section
       95 of the Companies Act 1985, to allot equity
       securities  Section 94(2) and Section 94(3A)
       of the said Act  for cash pursuant to the authority
       conferred by Resolution 8, disapplying the
       statutory pre-emption rights  Section 89(1)
       , provided that this power is limited to the
       allotment of equity securities: a) in connection
       with an issue in favor of ordinary shareholders;
       and b) up to an aggregate nominal amount of
       GBP 1,073,172;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or on 20 APR 2006 ; and the Board may allot
       equity securities in pursuance of such an offer
       or agreement as if the authority conferred
       hereby had not expired

S.10   Authorize the Company, for the purpose of Section         Mgmt          For                            *
       166 of the Companies Act 1985, to make market
       purchases  Section 163(3) of the said Act
       of up to 10,906,341  GBP 3,217,370  ordinary
       shares of 29.5p each in its capital, at a minimum
       price of 29.5p and up to 105% of the average
       of the middle market quotations of the ordinary
       shares of the Company in the Daily Official
       List of the London Stock Exchange, over the
       previous 5 business days;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or on 20 APR 2006




--------------------------------------------------------------------------------------------------------------------------
 WORTHINGTON INDUSTRIES, INC.                                                                Agenda Number:  932220293
--------------------------------------------------------------------------------------------------------------------------
        Security:  981811102
    Meeting Type:  Annual
    Meeting Date:  30-Sep-2004
          Ticker:  WOR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN R. KASICH                                            Mgmt          For                            For
       JOHN P. MCCONNELL                                         Mgmt          For                            For
       MARY FACKLER SCHIAVO                                      Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF THE FIRM OF              Mgmt          For                            For
       KPMG LLP AS THE INDEPENDENT AUDITORS OF THE
       COMPANY FOR THE FISCAL YEAR ENDING MAY 31,
       2005.




--------------------------------------------------------------------------------------------------------------------------
 XCEL ENERGY INC.                                                                            Agenda Number:  932296874
--------------------------------------------------------------------------------------------------------------------------
        Security:  98389B100
    Meeting Type:  Annual
    Meeting Date:  25-May-2005
          Ticker:  XEL
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD H. ANDERSON                                       Mgmt          For                            For
       C. CONEY BURGESS                                          Mgmt          For                            For
       A. BARRY HIRSCHFELD                                       Mgmt          For                            For
       RICHARD C. KELLY                                          Mgmt          For                            For
       ALBERT F. MORENO                                          Mgmt          For                            For
       RALPH R. PETERSON                                         Mgmt          For                            For
       DR. MARGARET R. PRESKA                                    Mgmt          For                            For
       RONALD M. MOQUIST                                         Mgmt          For                            For

02     TO APPROVE THE XCEL ENERGY INC. 2005 OMNIBUS              Mgmt          For                            For
       INCENTIVE PLAN

03     TO APPROVE THE XCEL ENERGY INC. EXECUTIVE ANNUAL          Mgmt          For                            For
       INCENTIVE PLAN (EFFECTIVE MAY 25, 2005)

04     TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE            Mgmt          For                            For
       LLP AS XCEL ENERGY INC. S PRINCIPAL ACCOUNTANTS
       FOR 2005




--------------------------------------------------------------------------------------------------------------------------
 XL CAPITAL LTD                                                                              Agenda Number:  932293727
--------------------------------------------------------------------------------------------------------------------------
        Security:  G98255105
    Meeting Type:  Annual
    Meeting Date:  29-Apr-2005
          Ticker:  XL
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MICHAEL P. ESPOSITO, JR                                   Mgmt          For                            For
       ROBERT R. GLAUBER                                         Mgmt          For                            For
       CYRIL RANCE                                               Mgmt          For                            For
       ELLEN E. THROWER                                          Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS       Mgmt          For                            For
       LLP, NEW YORK, NEW YORK, TO ACT AS THE INDEPENDENT
       AUDITORS OF THE COMPANY FOR THE FISCAL YEAR
       ENDING DECEMBER 31, 2005.

03     TO APPROVE THE AMENDMENT AND RESTATEMENT OF               Mgmt          For                            For
       THE COMPANY S 1991 PERFORMANCE INCENTIVE PROGRAM.



An * in the For/Against management field indicates management position unknown since information regarding non-U.S. issuers is not readily available.


SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         CAPITAL INCOME BUILDER, INC.
By (Signature)       /s/ James B. Lovelace
Name                 James B. Lovelace
Title                Vice Chairman and Principal Executive Officer
Date                 08/29/2005